FIDELITY'S
BROADLY DIVERSIFIED INTERNATIONAL EQUITY
FUNDS

Fidelity International Growth & Income Fund
Fidelity Diversified International Fund
Fidelity International Value Fund
Fidelity Overseas Fund
Fidelity Worldwide Fund

SEMIANNUAL REPORT

APRIL 30, 1999

(Fidelity logo graphic)(registered)

CONTENTS

MARKET RECAP                    3               A REVIEW OF WHAT HAPPENED IN
                                                WORLD MARKETS  DURING THE
                                                LAST 6 MONTHS.

INTERNATIONAL GROWTH & INCOME   4 5 7 8 13      PERFORMANCE FUND TALK: THE
FUND                                            MANAGER'S OVERVIEW
                                                INVESTMENT CHANGES
                                                INVESTMENTS FINANCIAL
                                                STATEMENTS

DIVERSIFIED INTERNATIONAL FUND  15 16 18 19 27  PERFORMANCE FUND TALK: THE
                                                MANAGER'S OVERVIEW
                                                INVESTMENT CHANGES
                                                INVESTMENTS FINANCIAL
                                                STATEMENTS

INTERNATIONAL VALUE FUND        29 30 32 33 35  PERFORMANCE FUND TALK: THE
                                                MANAGER'S OVERVIEW
                                                INVESTMENT CHANGES
                                                INVESTMENTS FINANCIAL
                                                STATEMENTS

OVERSEAS FUND                   37 38 40 41 47  PERFORMANCE FUND TALK: THE
                                                MANAGER'S OVERVIEW
                                                INVESTMENT CHANGES
                                                INVESTMENTS FINANCIAL
                                                STATEMENTS

WORLDWIDE FUND                  49 50 52 53 58  PERFORMANCE FUND TALK: THE
                                                MANAGER'S OVERVIEW
                                                INVESTMENT CHANGES
                                                INVESTMENTS FINANCIAL
                                                STATEMENTS

NOTES TO FINANCIAL STATEMENTS   60              NOTES TO THE FINANCIAL
                                                STATEMENTS

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MARKET RECAP

Turnarounds, rebounds and recoveries were the characteristics that defined the performance of many of the world's markets during the six-month period ending April 30, 1999. Perhaps the most influential and consistent catalyst for the marked improvement was the propensity toward interest-rate cuts. Another commonality on a global scale was the enhanced prospects for commodities - particularly within the energy sector - which helped broaden market breadth, leading to a noticeable rotation out of the narrow band of growth stocks that had been so dominant for the past few years.

EUROPE: European indexes posted mixed results during the six-month period. Toward the end of 1998, European stocks surged in response to a strong U.S. market, increased merger and acquisition activity and enthusiasm about the European Monetary Union's single currency - the euro. Many European markets stalled in 1999, however, as the outlook for economic growth and corporate profits deteriorated. The U.K. stock market was among the strongest performers in Europe as the economy improved amid a favorable environment of declining interest rates and encouraging earnings growth. Although the implementation of the euro was smooth, its weakness against the U.S. dollar contributed to investors' lukewarm interest in European stocks during the first quarter of 1999. For the six months ending April 30, the Morgan Stanley Europe Index returned 10.95%

EMERGING MARKETS: Rallying from their bleak outlook in the fall of 1998, emerging markets returned an impressive 34.87% over the past six months, as measured by the Morgan Stanley Capital International Emerging Markets Free Index. Three key factors contributed to the abrupt reversal in performance. First, interest rates plummeted across most emerging markets - particularly in Asia. Second, many countries began to build up current-account surpluses, a measure of export and other trade activity. Third, newly confident investors pumped massive inflows of money back into emerging markets, significantly increasing the regions' liquidity, despite a Brazilian currency crisis in January. For the six months, the Far East markets posted the largest gains. Latin America also staged a remarkable comeback, while Europe and the Middle East posted more modest, but positive, returns.

JAPAN AND THE FAR EAST: Long-awaited government intervention and corporate restructuring helped spur investor confidence in the Japanese market, as witnessed by the 26.62% return of the Tokyo Stock Exchange Index (TOPIX) for the six-month period ending April 30, 1999. Japanese small-cap stocks in particular were the prime beneficiaries of a government program that guarantees the credit of small companies. However, the deep recession in Japan continued to plague the nation's economy. Steadily falling interest rates helped the Hong Kong market stage a notable recovery. The Hang Seng Index - which measures the performance of the Hong Kong stock market - had a six-month return of 31.22%.

U.S. AND CANADA: Investor confidence in the U.S. market was bolstered by a near-perfect economic environment of strong domestic growth, low interest rates, benign inflation and improving overseas markets for much of the six-month period. The hype surrounding equities was greatest in the technology sector, most notably Internet stocks. Pharmaceutical, finance and telecommunications shares also performed well. Late in the period, economically sensitive cyclical stocks outperformed other sectors as investors worried about the potential threat of inflation due to strong economic indicators in the U.S. and signs that global markets were beginning to turn around. As market leadership broadened into cyclicals and value-oriented sectors, the surge in stock prices continued to drive the Dow Jones Industrials, Standard & Poor's 500 and NASDAQ indexes, which returned 26.58%, 22.32% and 43.79%, respectively, for the six-month period. Canada experienced similarly strong results for similar reasons. Investor confidence was boosted by the cut in interest rates by the Bank of Canada, a strong economy and a strengthening Canadian dollar. For the period, the Toronto Stock Exchange 300 returned 20.63%.

BONDS: As the black cloud hanging over many global economies gave way to brighter equity forecasts, most bond sectors were left with only modest gains. The Lehman Brothers Aggregate Bond Index - a widely followed measure of taxable bond performance - posted a total return of 0.69% for the six-month period. Confronted with strong indications of improving conditions abroad, U.S. Treasuries gave back nearly all of their flight-to-quality gains captured during the fall. Reflective of this downturn, the Lehman Brothers Treasury Index returned -1.21%. The Lehman Brothers Corporate Bond Index returned 1.75%. The dramatic turnaround in the worldwide economy triggered a furious rally in the high-yield bond market, however. The Merrill Lynch High Yield Master II Index - a broad measure of the high-yield market - returned 8.88% during the six-month period. Elsewhere, the JP Morgan Emerging Markets Bond Index returned 14.66%, while the Salomon Brothers Non-U.S. World Government Bond Index returned -4.30%.

 Standard & Poor's 500 Index(registered trademark)

Morgan Stanley Capital International Europe, Australasia, Far East
Index

Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.62
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 37.58
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 22.96
Row: 14, Col: 2, Value: 6.05
Row: 15, Col: 1, Value: 32.11
Row: 15, Col: 2, Value: 4.82
Row: 16, Col: 1, Value: 14.63
Row: 16, Col: 2, Value: 10.02
Row: 17, Col: 1, Value: 9.050000000000001
Row: 17, Col: 2, Value: 5.57

 * YEAR TO DATE THROUGH APRIL 30, 1999.

INTERNATIONAL GROWTH & INCOME

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1994   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INTL GROWTH & INCOME    17.46%         2.47%        56.30%        140.56%

MSCI EAFE                        15.40%         9.74%        52.59%        79.68%

International Funds Average      15.11%         3.24%        50.24%        142.81%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 1999, the index included over 1,020 equity securities of countries domiciled in 20 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 597 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1994   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INTL GROWTH & INCOME    2.47%        9.34%         9.17%

MSCI EAFE                        9.74%        8.82%         6.04%

International Funds Average      3.24%        8.29%         8.97%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS

             Int'l Growth & Income       MS EAFE (Net MA tax)
             00305                       MS001
  1989/04/30      10000.00                    10000.00
  1989/05/31       9716.60                     9455.97
  1989/06/30       9748.99                     9296.79
  1989/07/31      10672.06                    10464.22
  1989/08/31      10526.32                     9993.60
  1989/09/30      10947.37                    10448.83
  1989/10/31      10421.05                    10029.02
  1989/11/30      10809.72                    10533.17
  1989/12/31      11371.97                    10921.82
  1990/01/31      11175.34                    10515.44
  1990/02/28      10782.07                     9781.51
  1990/03/31      10773.88                     8762.51
  1990/04/30      10749.30                     8692.98
  1990/05/31      11445.71                     9684.85
  1990/06/30      11806.20                     9599.55
  1990/07/31      12355.14                     9734.77
  1990/08/31      11298.23                     8789.44
  1990/09/30      10208.55                     7564.51
  1990/10/31      11232.69                     8743.20
  1990/11/30      10978.70                     8227.45
  1990/12/31      11004.91                     8360.74
  1991/01/31      11394.32                     8631.16
  1991/02/28      12037.68                     9556.41
  1991/03/31      11605.95                     8982.72
  1991/04/30      11783.72                     9070.93
  1991/05/31      11766.79                     9165.58
  1991/06/30      11199.62                     8492.09
  1991/07/31      11589.02                     8909.32
  1991/08/31      11546.70                     8728.39
  1991/09/30      11919.17                     9220.31
  1991/10/31      11842.98                     9351.02
  1991/11/30      11512.83                     8914.47
  1991/12/31      11889.47                     9374.84
  1992/01/31      11872.33                     9174.60
  1992/02/29      11889.47                     8846.22
  1992/03/31      11503.73                     8262.22
  1992/04/30      12009.48                     8301.50
  1992/05/31      12549.52                     8857.16
  1992/06/30      12429.51                     8437.05
  1992/07/31      12026.62                     8221.12
  1992/08/31      12240.93                     8736.75
  1992/09/30      12035.20                     8564.23
  1992/10/31      11392.29                     8114.99
  1992/11/30      11366.58                     8191.36
  1992/12/31      11492.25                     8233.72
  1993/01/31      11597.61                     8232.71
  1993/02/28      11913.67                     8481.40
  1993/03/31      12800.39                     9220.68
  1993/04/30      13511.52                    10095.75
  1993/05/31      13827.58                    10308.97
  1993/06/30      13643.21                    10148.13
  1993/07/31      14099.74                    10503.36
  1993/08/31      14837.21                    11070.37
  1993/09/30      14740.64                    10821.18
  1993/10/31      15144.49                    11154.66
  1993/11/30      14626.50                    10179.63
  1993/12/31      15523.74                    10914.67
  1994/01/31      16336.59                    11837.46
  1994/02/28      16045.03                    11804.67
  1994/03/31      15188.00                    11296.23
  1994/04/30      15391.21                    11775.52
  1994/05/31      15673.94                    11707.91
  1994/06/30      15294.02                    11873.36
  1994/07/31      15550.25                    11987.55
  1994/08/31      15700.45                    12271.36
  1994/09/30      15338.20                    11884.86
  1994/10/31      15497.23                    12280.63
  1994/11/30      15020.12                    11690.42
  1994/12/31      15078.00                    11763.62
  1995/01/31      14567.19                    11311.72
  1995/02/28      14667.53                    11279.25
  1995/03/31      15506.72                    11982.75
  1995/04/30      15789.49                    12433.41
  1995/05/31      15588.81                    12285.19
  1995/06/30      15625.30                    12069.75
  1995/07/31      16546.58                    12821.17
  1995/08/31      16355.03                    12332.09
  1995/09/30      16473.61                    12572.94
  1995/10/31      16263.81                    12234.97
  1995/11/30      16510.09                    12575.40
  1995/12/31      16922.40                    13082.06
  1996/01/31      16969.54                    13135.77
  1996/02/29      16931.83                    13180.18
  1996/03/31      17214.65                    13460.07
  1996/04/30      17648.32                    13851.40
  1996/05/31      17667.17                    13596.51
  1996/06/30      17789.73                    13673.03
  1996/07/31      17374.92                    13273.40
  1996/08/31      17591.75                    13302.49
  1996/09/30      18015.99                    13655.88
  1996/10/31      17997.14                    13516.14
  1996/11/30      18892.75                    14053.92
  1996/12/31      19069.35                    13873.14
  1997/01/31      18923.04                    13390.35
  1997/02/28      19147.38                    13612.63
  1997/03/31      19147.38                    13664.36
  1997/04/30      19166.89                    13739.51
  1997/05/31      20122.80                    14636.29
  1997/06/30      21010.43                    15445.68
  1997/07/31      21546.90                    15697.75
  1997/08/31      20249.60                    14527.49
  1997/09/30      21546.90                    15343.50
  1997/10/31      20366.65                    14168.03
  1997/11/30      20288.62                    14026.35
  1997/12/31      20427.55                    14151.33
  1998/01/31      20614.20                    14801.15
  1998/02/28      21744.45                    15753.61
  1998/03/31      22905.81                    16241.65
  1998/04/30      23476.13                    16372.89
  1998/05/31      23424.28                    16296.43
  1998/06/30      23351.70                    16422.73
  1998/07/31      23787.21                    16592.21
  1998/08/31      19452.83                    14539.59
  1998/09/30      19286.92                    14097.00
  1998/10/31      20479.40                    15569.71
  1998/11/30      21702.97                    16370.46
  1998/12/31      22465.93                    17019.39
  1999/01/31      22809.74                    16972.24
  1999/02/28      22218.82                    16570.85
  1999/03/31      23164.30                    17265.83
  1999/04/30      24056.06                    17968.20
IMATRL PRASUN   SHR__CHT 19990430 19990615 103826 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity International Growth & Income Fund on April 30, 1989. As the chart shows, by April 30, 1999, the value of the investment would have grown to $24,056 - a 140.56% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested in each, the same $10,000 in the MSCI EAFE index would have grown to $17,968 - a 79.68% increase.

INTERNATIONAL GROWTH & INCOME

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Bill Bower)

An interview with Bill Bower, Portfolio Manager of Fidelity
International Growth & Income Fund

Q. HOW DID THE FUND PERFORM, BILL?

A. Over the past six months, very well. For the six-month period that ended April 30, 1999, the fund posted a total return of 17.46%. In comparison, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index was up 15.40%, while the international funds average tracked by Lipper Inc. returned 15.11% during the same period. For the 12-month period that ended April 30, 1999, the fund returned 2.47%, while the Morgan Stanley International EAFE index and the international funds average returned 9.74% and 3.24%, respectively.

Q. WHAT FACTORS LED TO THE FUND'S STRONG PERFORMANCE OVER THE PAST SIX
MONTHS?

A. The key factor was strong stock selection across a wide range of industries and geographical regions. A number of exceptional performers allowed the fund to outperform the EAFE index despite its underweighting in Japanese stocks, which rallied considerably and represented the largest country component of the Morgan Stanley EAFE index at the end of the period. While the fund was underweighted relative to the index in Japan, the Japanese stocks we did own performed very well, which helped the fund surpass the performance of the index. In addition, the fund's investments in energy, technology and business services stocks contributed positively to total return. Beyond strong stock and industry selection, the fund benefited from a number of geographical asset allocations, such as our underweighting in German equities and overweighting in Canada and Mexico relative to the index.

Q. WHY DID THE FUND UNDERPERFORM DURING THE 12-MONTH PERIOD?

A. Stock selection in the third quarter of 1998 was disappointing. In addition, prior to July 1, 1998, the fund was required to invest 25% of its assets in bonds. This investment requirement hurt performance because bonds significantly underperformed equities during this period. Following the fund's Board of Trustees vote to eliminate this investment limitation, the fund can now invest most of its assets in equity securities and performance compares much more favorably with the index and the Lipper Inc. peer group.

Q. IN THE LAST REPORT, YOU DISCUSSED DIVERSIFYING THE FUND'S INDUSTRY ALLOCATIONS TO BE MORE IN LINE WITH THE EAFE INDEX AND FIDELITY'S
EQUITY RESEARCH EXPERTISE. HOW HAVE THESE CHANGES WORKED OUT?

A. With the exception of a few health care holdings and the fund's underweighting in Japan, it has worked out very well. Given the fund's somewhat conservative investment methodology, it doesn't make sense for me to make aggressive sector and geographical bets versus the index. At the same time, it's important to emphasize that the fund is constructed on a stock-by-stock basis. As a result, while the portfolio's industry and country allocations may correspond to the index, the underlying stock holdings can vary significantly. This approach allows me to fully utilize the expertise of our global research team, and increases our chances of locating the most promising growth opportunities and outperforming the benchmark over the long term.

Q. YOU MENTIONED SOME INDUSTRIES AND COUNTRY ALLOCATIONS THAT HELPED PERFORMANCE. WHAT SPECIFIC STOCKS WERE STANDOUTS?

A. Finnish telecommunications equipment manufacturer Nokia was the second-largest holding in the portfolio and the top contributor during the period. The company's earnings growth exceeded expectations and sales of its new handsets were well above estimates. In addition, product price pressures - declining prices that could hurt profits - were well under analyst estimates. As a result, the stock price surged almost 67% from approximately $45 at the beginning of the period to roughly $75 on April 30, 1999. JDS Fitel, Inc. also provided a significant boost to the fund's return. While this Canadian manufacturer of high capacity fiber optic network solutions represented a relatively small component of the fund's assets, the stock performed incredibly well as demand for its products increased significantly along with higher demand for data and voice transmission. Energy and energy services stocks such as BP Amoco, Elf Aquitaine and Shell Transport & Trading rebounded strongly during the last four months and provided a solid contribution to total return. Japanese stock Softbank also helped. Shares of this Internet company appreciated considerably after the market realized it was undervalued relative to its listed Internet holdings. Honda Motor also performed well as the company produced strong earnings and sales results.

Q. WHAT HOLDINGS WERE DISAPPOINTMENTS?

A. Swiss pharmaceutical company Novartis was a major disappointment for the fund. While the company appeared to be undervalued relative to its cash flow and business fundamentals, investors punished the stock after it missed earnings estimates. Nestle, one of the largest food processors in the world, also turned in negative results as sales in emerging markets and weakening European demand cut into earnings. Another detractor was German bank Bayerische Hypo-und Vereinsbank. Its stock declined significantly as a result of weakening fundamentals and a disappointing merger.

Q. WHAT'S YOUR OUTLOOK OVER THE NEXT SIX MONTHS?

A. Looking at the fund's current holdings and asset allocation, and given my predictions for corporate earnings and fundamental business prospects, I don't anticipate making major changes to the portfolio. Again, I run the portfolio with a stock-by-stock approach while focusing on companies that demonstrate the most promising growth, value and income potential. I think there will be a number of opportunities in the finance, technology and utility sectors due to consolidation, strong product demand and favorable stock valuations. Of course, I will be monitoring these developments very closely. In addition, I will continue to concentrate a substantial amount of assets on the fund's top 20 or 30 investments and may further pare down the total number of holdings to focus on a smaller number of companies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)
FUND FACTS

GOAL: growth of capital and current income by investing mainly in foreign stocks

FUND NUMBER: 305

TRADING SYMBOL: FIGRX

START DATE: December 31, 1986

SIZE: as of April 30, 1999, more than
$892 million

MANAGER: Bill Bower, since 1998;
international equity analyst, 1996-1998;
manager, Fidelity Select Construction &
Housing Portfolio, 1994-1996; joined
Fidelity in 1994

BILL BOWER ON THE STATE OF THE UNITED KINGDOM
AND JAPANESE MARKETS, WHICH REPRESENT THE
TWO LARGEST INVESTMENT COMPONENTS FOR THE
FUND AND THE MORGAN STANLEY EAFE INDEX:

"The U.K. is the fund's largest geographic investment at about 23% of investments. Having spent the last three months living in and working out of Fidelity's London office, I'm optimistic that the fund's stock and industry selection continues its positive momentum. In general, U.K. stock valuations look attractive relative to earnings and cash flow growth. I also believe many companies and industries are poised for strong above-consensus earnings growth. This is the foundation for the fund's large exposure to U.K. stocks. However, I am also optimistic that macroeconomic trends continue to stimulate the economy. Specifically, the Bank of England could continue to cut interest rates. Relative to European interest rates, U.K. rates are approximately 2% higher short term and 0.50% long term. Declining interest rates should be positive for stimulating economic growth and for stock valuations. The fund's investments in economically sensitive industries like homebuilding, construction and retailing should do well against this economic backdrop.

"Japan is the fund's second largest geographic commitment at about 18% of investments, which is about
5% below the MSCI EAFE index weighting. The fund's
Japanese holdings are really an eclectic group of stocks with the main themes being the service, specialty finance, telecommunications, pharmaceutical and electronics industries. The investment discipline in Japan, like in the rest of the world, focuses on earnings and cash flow growth relative to valuation. In addition, the fund seeks companies where management's interests are most aligned with shareholders. This has lead to some successful investments in young companies like Nidec, Fancl, Hikari Tsushin, Softbank Corporation and Aiful Corporation. Companies such as these are springing up all over Japan to address unmet consumer demand and/or drive the development of new industries. Most often, these companies are run by their founders who also happen to be major shareholders.

"In my opinion, the more difficult investment decisions in Japan are in the more established industries that are in need of reform and restructuring, such as banking and manufacturing. Factoring out these large industries, the fund would be about neutrally weighted in Japan. The investment process for these industries can be difficult because old bias can cloud the real extent and rate of change and reform. In addition, the biggest drivers of stock performance can come from atypical/non-fundamental sources, such as government intervention.

"The Japanese government's reform programs are a step in the right direction. In my opinion, however, to make their program more successful, serious consideration needs to be given to corporate tax relief, and a more flexible corporate cost structure."

INTERNATIONAL GROWTH & INCOME

INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999

United States 3.6%
Australia 3.3%
France 10.4%
United Kingdom 23.4%
Germany 7.3%
Italy 3.8%
Switzerland 6.3%
Japan 18.5%
Other 16.2%
Netherlands 7.2%

Row: 1, Col: 1, Value: 3.3
Row: 1, Col: 2, Value: 10.4
Row: 1, Col: 3, Value: 7.3
Row: 1, Col: 4, Value: 3.8
Row: 1, Col: 5, Value: 18.5
Row: 1, Col: 6, Value: 7.2
Row: 1, Col: 7, Value: 16.2
Row: 1, Col: 8, Value: 6.3
Row: 1, Col: 9, Value: 23.4
Row: 1, Col: 10, Value: 3.6

AS OF OCTOBER 31, 1998

Finland 2.9%
United States 10.2%
France 13.7%
United Kingdom 17.3%
Germany 8.4%
Switzerland 6.5%
Japan 13.2%
Spain 3.0%
Other 17.1%
Netherlands 7.7%

Row: 1, Col: 1, Value: 2.9
Row: 1, Col: 2, Value: 13.7
Row: 1, Col: 3, Value: 8.4
Row: 1, Col: 4, Value: 13.2
Row: 1, Col: 5, Value: 7.7
Row: 1, Col: 6, Value: 17.1
Row: 1, Col: 7, Value: 3.0
Row: 1, Col: 8, Value: 6.5
Row: 1, Col: 9, Value: 17.3
Row: 1, Col: 10, Value: 10.2

ASSET ALLOCATION

                                 % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                          MONTHS AGO

Stocks and investment companies  97.4                     91.9

Bonds                            0.6                      0.8

Short-term investments           2.0                      7.3




TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

BP Amoco PLC  (United           2.0                      1.9
Kingdom, Oil & Gas)

Nokia AB sponsored ADR          1.7                      1.4
(Finland, Communications
Equipment)

Elf Aquitaine  (France, Oil &   1.5                      1.4
Gas)

Shell Transport & Trading Co.   1.3                      0.6
PLC (Reg.) (United Kingdom,
Oil & Gas)

Takeda Chemical Industries      1.2                      1.0
Ltd. (Japan, Drugs &
Pharmaceuticals)

Novartis AG (Reg.)              1.2                      1.7
(Switzerland, Drugs &
Pharmaceuticals)

British Telecommunications      1.2                      1.2
PLC (United Kingdom,
Telephone Services)

Lloyds TSB Group PLC  (United   1.2                      1.0
Kingdom, Banks)

Mannesmann AG  (Germany,        1.2                      1.0
Cellular)

Telecom Italia Spa  (Italy,     1.1                      0.0
Telephone Services)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

FINANCE                         24.0                     20.9

UTILITIES                       16.3                     14.8

HEALTH                          8.3                      8.6

TECHNOLOGY                      8.1                      7.2

SERVICES                        6.7                      6.7

ENERGY                          6.1                      5.4

DURABLES                        5.2                      6.1

RETAIL & WHOLESALE              5.0                      3.1

NONDURABLES                     5.0                      5.6

MEDIA & LEISURE                 4.2                      4.0


INTERNATIONAL GROWTH & INCOME

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 95.7%

                                 SHARES                     VALUE (NOTE 1)

AUSTRALIA - 2.5%

AMP Ltd.                          140,800                   $ 1,643,534

Australia & New Zealand           425,308                    3,366,891
Banking  Group Ltd.

Brambles Industries Ltd.          100,800                    2,960,218

Cable & Wireless Optus Ltd.       520,600                    1,170,616
(a)

Coles Myer Ltd.                   290,300                    1,541,487

Commonwealth Bank of Australia    120,100                    2,185,465

Lend Lease Corp. Ltd.             74,500                     1,003,789

National Australia Bank Ltd.      29,400                     572,033

News Corp. Ltd. sponsored ADR     119,500                    3,898,688

Perpetual Trustees Australia      17,900                     247,418
Ltd.

Telstra Corp. Ltd.                557,700                    3,024,446

Westfield Holdings Ltd.           130,100                    860,416

                                                             22,475,001

BELGIUM - 0.2%

Electrabel SA                     6,000                      1,982,709

BRITISH VIRGIN ISLANDS - 0.2%

Mih Ltd. (a)                      102,600                    2,013,525

CANADA - 1.7%

Celestica, Inc. (sub-vtg.) (a)    47,400                     1,886,891

CGI Group, Inc. Class A           188,900                    4,667,399
(sub-vtg.) (a)

Cinar Films, Inc. Class B         96,000                     2,004,000
(sub-vtg.) (a)

JDS Fitel, Inc. (a)               63,100                     3,811,119

Videotron Group Ltd.              144,900                    2,963,638
(sub-vtg.)

                                                             15,333,047

DENMARK - 0.5%

Falck AS                          20,000                     1,537,980

Tele Danmark AS Class B           12,500                     1,290,550

Unidanmark AS Class A             21,500                     1,478,810

                                                             4,307,340

FINLAND - 2.8%

Nokia AB sponsored ADR            200,200                    14,852,338

Pohjola Group Insurance Corp.     40,700                     1,932,728
Class B

Sampo Insurance Co. Ltd.          70,100                     2,212,554

Sonera Group PLC                  86,200                     1,715,849

Teito Corp. Class B               96,000                     3,832,009

                                                             24,545,478

FRANCE - 10.4%

AXA SA de CV                      62,600                     8,099,524

Banque Nationale de Paris         87,600                     7,276,307

Cap Gemini SA                     7,600                      1,164,384

Castorama Dubois                  15,000                     3,597,273
Investissements SA

Clarins SA                        14,000                     1,279,242

Compagnie Financiere de           18,700                     1,991,836
Paribas  Class A (Reg.)

Elf Aquitaine                     86,300                     13,484,373

France Telecom SA                 86,100                     6,969,387

Groupe Danone                     18,200                     4,875,350



                                 SHARES                     VALUE (NOTE 1)

Havas Advertising SA              7,000                     $ 1,423,027

Lagardere S.C.A. (Reg.)           22,900                     908,760

NRJ SA                            10,100                     2,213,633

Rhone-Poulenc SA Class A          52,400                     2,469,348

Sanofi SA                         25,200                     3,956,905

Societe Generale, France          12,200                     2,188,201
Class A

Suez Lyonnaise des Eaux           40,400                     6,886,859

Television Francaise 1 SA         18,400                     3,604,155
(T.F.1)

Total SA sponsored ADR            136,300                    9,268,400

Union Assurances Federales SA     18,183                     2,029,178

Vivendi SA                        37,600                     8,802,186

                                                             92,488,328

GERMANY - 7.1%

Apcoa Parking AG                  13,370                     1,005,087

BASF AG                           115,600                    5,091,727

Boss (Hugo) AG                    1,790                      2,403,180

DaimlerChrysler AG (Reg.)         99,125                     9,732,836

Deutsche Bank AG (RFD)            31,700                     1,778,890

Deutsche Telekom AG               169,300                    6,687,998

Hannover Rueckversicherungs AG    23,000                     1,897,052

Hoechst AG                        55,400                     2,630,790

Mannesmann AG                     78,760                     10,307,138

Metro AG                          22,200                     1,575,094

Munich Reinsurance AG:

(Reg.)                            11,300                     2,236,154

(RFD)                             11,300                     2,249,315

Primacom AG (a)                   100,800                    4,375,809

RWE AG                            44,800                     2,039,672

Schering AG                       12,300                     1,419,533

Siemens AG                        43,200                     3,188,089

Veba AG                           57,800                     3,176,209

Viag AG                           3,496                      1,754,542

                                                             63,549,115

HONG KONG - 2.0%

Dah Sing Financial Holdings       744,000                    2,346,806
Ltd.

Hutchison Whampoa Ltd.            535,000                    4,796,937

Johnson Electric Holdings         1,713,100                  5,116,337
Ltd.

Li & Fung Ltd.                    410,000                    1,004,993

South China Morning Post          1,986,000                  1,197,806
Holdings

Wing Hang Bank Ltd.               612,500                    1,872,750

Yue Yuen Industrial Holdings      570,000                    1,257,467
Ltd.

                                                             17,593,096

IRELAND - 1.1%

Bank of Ireland, Inc.             219,200                    4,398,086

CRH PLC                           34,800                     687,182

Elan Corp. PLC sponsored ADR      56,800                     2,925,200
(a)

Irish Life & Permanent PLC        106,426                    1,500,208

                                                             9,510,676

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

ISRAEL - 0.4%

Bezeq Israeli                     290,000                   $ 1,126,667
Telecommunication Corp. Ltd.
(a)

ECI Telecom Ltd.                  75,000                     2,765,625

                                                             3,892,292

ITALY - 3.1%

Assicurazioni Generali Spa        123,000                    4,796,459

Banca Commerciale Italiana Spa    114,400                    946,484

Banca di Roma                     558,400                    917,004

Finmeccanica Spa (a)              1,630,000                  1,606,416

Olivetti & Co. Spa                641,200                    2,232,232

San Paolo-IMI Spa                 178,300                    2,686,397

Telecom Italia Mobile Spa         432,700                    2,610,497

Telecom Italia Spa                955,040                    10,141,288

Unicredito Italiano Spa           326,500                    1,664,191

                                                             27,600,968

JAPAN - 18.5%

Aeon Credit Service Ltd.          51,700                     4,460,630

Aiful Corp.                       56,200                     4,599,380

Ajinomoto Co., Inc.               88,000                     1,017,993

Alps Electric Co. Ltd.            73,000                     1,238,273

Banyu Pharmaceutical Co. Ltd.     166,000                    3,059,139

BellSystem24, Inc.                5,500                      2,169,961

Benesse Corp.                     27,200                     2,269,325

Dainippon Screen                  194,000                    942,536
Manufacturing Co. Ltd.

DDI Corp.                         1,966                      9,765,773

Don Quijote Co. Ltd.              5,000                      1,164,349

Fancl Corp.                       17,000                     2,420,841

Fuji Heavy Industries Ltd.        396,000                    2,653,711

Fuji Photo Film Co. Ltd.          99,000                     3,740,073

Fuji Soft ABC, Inc.               55,900                     3,399,514

Fujitsu Support & Service,        4,000                      489,194
Inc.

Furukawa Electric Co. Ltd.        235,000                    1,027,559

Futaba Corp.                      11,000                     464,399

Hikari Tsushin, Inc.              12,000                     2,512,984

Hirose Electric Co. Ltd.          10,000                     929,804

Hitachi Information Systems,      20,000                     254,481
Ltd.

Honda Motor Co. Ltd.              184,000                    8,130,500

Hoya Corp.                        33,000                     1,727,676

Ito-Yokado Co. Ltd.               29,000                     1,780,616

Japan Business Computer Co.       100,000                    1,574,803
Ltd.

Kao Corp.                         233,000                    5,913,804

Kawasumi Laboratories, Inc.       75,000                     1,294,187

Kokusai Denshin Denwa             41,600                     2,522,902

Konami Co. Ltd.                   71,600                     2,519,015

Kyocera Corp.                     43,800                     2,601,290

Matsushita Electric               201,000                    3,821,997
Industrial Co. Ltd.

Meiji Seika Kaisha Ltd.           348,000                    2,095,929

Mitsumi Electric Co. Ltd.         26,000                     496,566

Nichicon Corp.                    164,000                    2,163,679

Nichii Gakkan Co.                 7,000                      545,317



                                 SHARES                     VALUE (NOTE 1)

Nidec Corp.                       19,000                    $ 2,466,912

Nihon Unisys Ltd.                 198,000                    3,939,102

Nippon System Development Co.     62,600                     3,198,693

Nippon Zeon Co. Ltd.              350,000                    2,321,997

Nomura Securities Co. Ltd.        187,000                    2,017,557

NTT Mobile Communication          49                         2,873,178
Network, Inc. (a)

NTT Mobile Communication          117                        6,860,445
Network, Inc. (c)

Omron Corp.                       245,000                    3,375,984

Orix Corp.                        48,900                     3,936,413

Ryohin Keikaku Co. Ltd.           4,700                      856,299

Secom Ltd.                        41,000                     4,004,523

Shimano, Inc.                     43,000                     1,094,991

Shohkoh Fund & Co. Ltd.           8,400                      4,925,448

Softbank Corp.                    28,600                     3,806,785

Sony Corp.                        61,200                     5,661,000

Square Co. Ltd.                   26,600                     958,117

Takeda Chemical Industries        254,000                    11,042,553
Ltd.

Takefuji Corp.                    63,000                     5,224,493

Terumo Corp.                      229,000                    4,987,435

Tokyo Seimitsu Co. Ltd.           30,000                     1,661,082

Uni-Charm Corp.                   54,000                     2,447,143

Union Tool Co.                    8,200                      604,456

World Co. Ltd.                    10,000                     553,694

                                                             164,586,500

KOREA (SOUTH) - 0.2%

Korea Electric Power Corp.        33,400                     961,111

Samsung Electronics Co. Ltd.      11,977                     921,075

                                                             1,882,186

LUXEMBOURG - 1.0%

Minorco SA (For. Reg.)            100,000                    2,516,780

Stolt Comex Seaway SA             501,770                    6,272,125

                                                             8,788,905

MEXICO - 0.6%

Grupo Financiero Bancomer SA      10,281,000                 3,535,648
de CV Series A

Grupo Televisa SA de CV           54,000                     2,214,000
sponsored ADR (a)

                                                             5,749,648

NETHERLANDS - 6.8%

ABN AMRO Holding NV               156,500                    3,736,585

Ahrend NV                         73,400                     1,429,973

Akzo Nobel NV                     155,900                    7,056,611

Beter Bed Holding NV              106,600                    3,075,655

Equant NV (a)                     20,000                     1,819,018

Fortis Amev NV                    168,800                    6,023,047

Grand Hotel Krasnapolsky NV       37,800                     3,033,716

ING Groep NV                      160,390                    9,900,560

Koninklijke (Royal) Philips       13,700                     1,182,203
Electronics NV

Koninklijke (Royal) Philips       52,600                     4,490,725
Electronics  NV ADR

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

NETHERLANDS - CONTINUED

Koninklijke Ahold NV              61,500                    $ 2,288,834

Koninklijke KPN NV                64,600                     2,701,740

Nutreco Holding NV                67,900                     2,757,078

Samas Groep NV                    162,500                    2,391,564

Vedior NV                         78,038                     1,759,947

Vendex NV CVA                     82,600                     2,059,610

Vnu NV                            115,700                    4,691,871

                                                             60,398,737

NEW ZEALAND - 0.1%

Telecom Corp. of New Zealand      244,300                    1,270,838
Ltd.

PORTUGAL - 0.4%

Electricidade de Portugal SA      105,500                    1,988,321

Telecel Comunicacoes Pessoais     9,000                      1,205,444
SA

                                                             3,193,765

SINGAPORE - 0.6%

Allgreen Properties Ltd.          111,000                    67,412

Development Bank of Singapore     112,000                    1,188,679
Ltd.  (For. Reg.)

Oversea-Chinese Banking Corp.     130,000                    1,218,750
 (For. Reg.)

Overseas Union Bank Ltd.          195,000                    1,000,295

United Overseas Bank Ltd.         128,000                    988,679
(For. Reg.)

Want Want Holdings Ltd.           789,000                    962,580

                                                             5,426,395

SOUTH AFRICA - 0.2%

Impala Platinum Holdings Ltd.     85,500                     1,949,055

SPAIN - 2.1%

Banco Popular Espanol SA          20,600                     1,461,356

Banco Santander Central           222,380                    4,840,974
Hispano SA

Endesa SA                         138,500                    3,085,386

Telefonica SA                     182,700                    8,579,186

Telefonica SA rights 6/15/99      182,700                    170,230
(a)

Union Electrica Fenosa SA         49,300                     657,183

                                                             18,794,315

SWEDEN - 1.5%

Ericsson (L.M.) Telefon AB        174,700                    4,716,900
Class B

Hennes & Mauritz AB Class B       23,100                     1,996,184

Scandic Hotels AB                 20,800                     618,098

Securitas AB Class B              67,500                     1,002,924

Skandinaviska Enskilda Banken     144,700                    1,891,975
Class A

Svenska Handelsbanken             35,200                     1,322,160

Swedish Match Co.                 514,000                    1,692,377

                                                             13,240,618

SWITZERLAND - 6.3%

Bank Sarasin & Compagnie          2,281                      4,071,076
Class B (Reg.)

Credit Suisse Group (Reg.)        45,900                     9,110,728

Julius Baer Holding AG            1,319                      4,297,136



                                 SHARES                     VALUE (NOTE 1)

Nestle SA (Reg.)                  5,200                     $ 9,632,283

Novartis AG (Reg.)                7,510                      11,003,825

Roche Holding AG                  425                        5,002,953
participation certificates

Selecta Group (Reg.)              8,770                      2,906,070

Swisscom AG                       4,600                      1,690,289

United Bank of Switzerland AG     25,050                     8,514,370

                                                             56,228,730

TAIWAN - 0.6%

Taiwan Semiconductor              775,000                    2,618,884
Manufacturing Co. Ltd.

Taiwan Semiconductor              52,300                     1,255,200
Manufacturing Co. Ltd. ADR
(a)

Yuanta Securities Co. Ltd. (a)    1,023,000                  1,705,000

                                                             5,579,084

UNITED KINGDOM - 23.4%

Abbey National PLC                136,000                    3,076,108

Alliance & Leicester PLC          140,900                    2,111,006

Allied Zurich PLC (a)             449,000                    5,960,313

Amvescap PLC                      173,900                    1,849,009

Arcadia Group PLC                 1,081,100                  4,876,626

Ashtead Group PLC                 1,668,300                  6,114,361

AstraZeneca Group PLC:            88,700                     3,481,468
(Sweden)

 (UK)                             82,836                     3,239,435

BBA Group PLC                     341,100                    2,731,075

Berkeley Group PLC                72,500                     865,469

BG PLC                            373,000                    2,103,161

Boots Co. PLC                     103,120                    1,366,389

BP Amoco PLC                      929,537                    17,535,389

BP Amoco PLC sponsored ADR        24,333                     2,754,191

British American Tobacco PLC      232,500                    1,953,317

British Energy PLC                160,700                    1,366,927

British Telecommunications PLC    630,700                    10,580,006

Bryant Group PLC                  378,900                    915,612

BTR Siebe PLC                     409,500                    2,092,913

Cadbury Schweppes PLC             137,000                    1,830,765

Caradon PLC                       720,600                    1,834,201

CGU PLC                           306,600                    4,847,948

Dixons Group PLC                  145,400                    3,108,357

Glaxo Wellcome PLC                312,300                    9,095,721

Hays PLC                          306,000                    3,406,395

HSBC Holdings PLC Ord.            65,200                     2,488,331

Iceland Group PLC                 1,245,200                  4,834,501

Independent Insurance PLC         199,200                    872,878

Kingfisher PLC                    201,700                    3,021,930

Lloyds TSB Group PLC              644,500                    10,388,086

Misys PLC                         100,000                    940,019

National Grid Group PLC           284,700                    1,973,349

National Westminster Bank PLC     183,800                    4,432,644

Next PLC                          137,400                    1,697,765

Prudential Corp. PLC              302,100                    4,314,446

Rentokil Initial PLC              895,400                    5,275,905

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Reuters Group PLC                 360,900                   $ 4,895,471

Royal & Sun Alliance              513,800                    4,436,642
Insurance  Group PLC

Royal Bank of Scotland Group      140,700                    3,322,948
PLC

Saatchi & Saatchi PLC             188,200                    730,688

Scoot.com PLC (a)                 2,124,300                  1,522,900

Scottish & Southern Energy PLC    212,200                    1,994,719

Select Appointments Holdings      118,000                    1,505,576
PLC

Shell Transport & Trading Co.     1,476,100                  11,178,489
PLC (Reg.)

Smith (WH) Group                  102,400                    1,182,809

SmithKline Beecham PLC            741,300                    9,738,861

Standard Chartered PLC            207,000                    3,748,281

Tarmac PLC                        1,151,200                  2,197,681

Taylor Nelson Sofres PLC          886,100                    2,241,186

Triad Group PLC                   133,000                    1,124,881

Unilever PLC                      809,300                    7,245,770

Vodafone Group PLC                406,000                    7,282,632

Wimpey George PLC                 680,100                    1,862,590

WPP Group PLC                     296,700                    2,624,131

                                                             208,172,271

UNITED STATES OF AMERICA - 1.4%

AFLAC, Inc.                       70,900                     3,846,325

AirTouch Communications, Inc.     58,800                     5,490,450
(a)

Manpower, Inc.                    130,100                    2,943,513

                                                             12,280,288

TOTAL COMMON STOCKS                                          852,832,910
(Cost $691,984,622)

PREFERRED STOCKS - 1.7%



CONVERTIBLE PREFERRED STOCKS
- 0.8%

AUSTRALIA - 0.8%

National Australia Bank Ltd.      76,800                     2,616,000
$1.97 EXCAPS

Village Roadshow Ltd.  $3.25      60,000                     2,520,000
PRIDES (a)(c)

WBK Trust $3.135 STRYPES          55,000                     1,907,813

                                                             7,043,813

NONCONVERTIBLE PREFERRED
STOCKS - 0.9%

GERMANY - 0.2%

Dyckerhoff AG                     1,600                      445,543

RWE AG (non-vtg.)                 40,000                     1,207,032

                                                             1,652,575



                                 SHARES                     VALUE (NOTE 1)

ITALY - 0.7%

Telecom Italia Spa Risp           1,175,000                 $ 6,321,221

TOTAL NONCONVERTIBLE                                         7,973,796
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                       15,017,609
(Cost $11,475,058)


CONVERTIBLE BONDS - 0.6%

MOODY'S RATINGS (UNAUDITED)                   PRINCIPAL AMOUNT (D)

NETHERLANDS - 0.4%

Koninklijke Ahold NV 3%           Baa1   NLG   4,810,000                         3,072,818
9/30/03

UNITED STATES OF AMERICA - 0.2%

Bell Atlantic Financial           A1           1,800,000                         1,980,000
Services, Inc. 4.25% 9/15/05

TOTAL CONVERTIBLE BONDS                                                          5,052,818
(Cost $5,095,262)



CASH EQUIVALENTS - 2.0%

                                                SHARES

Taxable Central Cash Fund (b)                   17,814,548                       17,814,548
(Cost $17,814,548)

TOTAL INVESTMENT IN                                                            $ 890,717,885
SECURITIES - 100%
(Cost $726,369,490)

SECURITY TYPE ABBREVIATIONS

EXCAPS                       -   Exchangeable Capital Units

PRIDES                       -   Preferred Redeemable
                                 Increased Dividend Equity
                                 Securities

STRYPES                      -   Structured Yield Product
                                 Exchangeable for Common Stock

CURRENCY ABBREVIATIONS

NLG                          -   Dutch guilder

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,380,445 or 1.1% of net assets.

(d) Principal amount is stated in United States dollars unless otherwise noted.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $437,993,530 and $461,260,800, respectively.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,413,714. The weighted average interest rate was 5.18%.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $727,409,064. Net unrealized appreciation aggregated $163,308,821, of which $190,856,903 related to appreciated investment securities and $27,548,082 related to depreciated investment securities.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

BASIC INDUSTRIES              2.6%

CASH EQUIVALENTS              2.0

CONSTRUCTION & REAL ESTATE    2.6

DURABLES                      5.2

ENERGY                        6.1

FINANCE                       24.0

HEALTH                        8.3

HOLDING COMPANIES             0.3

INDUSTRIAL MACHINERY &        3.3
EQUIPMENT

MEDIA & LEISURE               4.2

NONDURABLES                   5.0

RETAIL & WHOLESALE            5.0

SERVICES                      6.7

TECHNOLOGY                    8.1

TRANSPORTATION                0.3

UTILITIES                      16.3

                              100.0%


INTERNATIONAL GROWTH & INCOME

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                            APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 890,717,885
value  (cost $726,369,490) -
 See accompanying schedule

Foreign currency held at                     307,456
value  (cost $306,144)

Receivable for investments                   10,264,372
sold

Receivable for fund shares                   1,113,871
sold

Dividends receivable                         3,592,966

Interest receivable                          115,528

Other receivables                            12,034

 TOTAL ASSETS                                906,124,112

LIABILITIES

Payable for investments        $ 9,546,772
purchased

Payable for fund shares         3,353,157
redeemed

Accrued management fee          545,420

Other payables and  accrued     418,423
expenses

 TOTAL LIABILITIES                           13,863,772

NET ASSETS                                  $ 892,260,340

Net Assets consist of:

Paid in capital                             $ 714,451,091

Distributions in excess of                   (750,658)
net investment income

Accumulated undistributed net                14,488,616
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  164,071,291
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 39,844,747                  $ 892,260,340
shares outstanding

NET ASSET VALUE, offering                    $22.39
price  and redemption price
per share ($892,260,340
(divided by) 39,844,747
shares)

STATEMENT OF OPERATIONS
                                              SIX MONTHS ENDED APRIL 30,
                                              1999 (UNAUDITED)

INVESTMENT INCOME                              $ 6,139,048
Dividends

Interest                                        793,249

                                                6,932,297

Less foreign taxes withheld                     (637,390)

 TOTAL INCOME                                   6,294,907

EXPENSES

Management fee                   $ 3,171,163

Transfer agent fees               1,260,889

Accounting fees and expenses      231,383

Non-interested trustees'          1,353
compensation

Custodian fees and expenses       215,142

Registration fees                 24,853

Audit                             23,733

Legal                             2,149

Interest                          2,427

Miscellaneous                     2,007

 Total expenses before            4,935,099
reductions

 Expense reductions               (178,569)     4,756,530

NET INVESTMENT INCOME                           1,538,377

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            18,887,081

 Foreign currency transactions    29,775        18,916,856

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            119,561,001

 Assets and liabilities in        (148,376)     119,412,625
foreign currencies

NET GAIN (LOSS)                                 138,329,481

NET INCREASE (DECREASE) IN                     $ 139,867,858
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 154,283
Expense reductions Directed
brokerage arrangements

 Custodian credits                              50

 Transfer agent credits                         24,236

                                               $ 178,569

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 1,538,377                 $ 15,664,243
income

 Net realized gain (loss)         18,916,856                  56,252,297

 Change in net unrealized         119,412,625                 (50,786,245)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       139,867,858                 21,130,295
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (2,856,080)                 (18,064,755)
From net investment income

 In excess of net investment      (750,658)                   -
income

 From net realized gain           (25,246,859)                (42,970,040)

 TOTAL DISTRIBUTIONS              (28,853,597)                (61,034,795)

Share transactions Net            555,954,561                 1,025,290,014
proceeds from sales of shares

 Reinvestment of distributions    27,912,115                  59,414,450

 Cost of shares redeemed          (620,385,356)               (1,294,204,233)

 NET INCREASE (DECREASE) IN       (36,518,680)                (209,499,769)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       74,495,581                  (249,404,269)
IN NET ASSETS

NET ASSETS

 Beginning of period              817,764,759                 1,067,169,028

 End of period (including        $ 892,260,340               $ 817,764,759
under (over) distribution of
net investment income of
$(750,658) and  $7,030,622,
respectively)

OTHER INFORMATION
Shares

 Sold                             26,399,457                  49,300,775

 Issued in reinvestment of        1,401,211                   2,997,727
distributions

 Redeemed                         (29,360,681)                (62,013,953)

 Net increase (decrease)          (1,560,013)                 (9,715,451)


FINANCIAL HIGHLIGHTS

                             SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA      (UNAUDITED)                      1998                     1997         1996         1995

Net asset value, beginning of $ 19.75                         $ 20.88                  $ 19.09      $ 17.83      $ 17.54
period

Income from Investment
Operations

Net investment income         .04 D                            .34 D                    .48 D, E     .54          .54

Net realized and unrealized   3.32                             (.22) F                  1.97         1.32         .28
gain (loss)

Total from investment         3.36                             .12                      2.45         1.86         .82
operations

Less Distributions

 From net investment income   (.07)                            (.37)                    (.29)        (.60)        (.21)

 In excess of net investment  (.02)                            -                        -            -            -
income

From net realized gain        (.63)                            (.88)                    (.37)        -            (.32)

In excess of net realized gain -                               -                        -            -            -

Total distributions           (.72)                            (1.25)                   (.66)        (.60)        (.53)

Net asset value, end of period $ 22.39                        $ 19.75                  $ 20.88      $ 19.09      $ 17.83

TOTAL RETURNB, C              17.46%                           .55%                     13.17%       10.66%       4.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period    $ 892,260                        $ 817,765                $ 1,067,169  $ 1,007,076  $ 903,235
(000 omitted)

Ratio of expenses to average  1.16% A                          1.17%                    1.17%        1.16%        1.18%
net assets

Ratio of expenses to average  1.12% A, G                       1.13% G                  1.15% G      1.14% G      1.18%
net assets after  expense
reductions

Ratio of net investment       .36% A                           1.62%                    2.33%        2.76%        2.98%
income to average net assets

Portfolio turnover rate       107% A                           143%                     70%          95%          141%

A ANNUALIZED

B TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.05 PER
SHARE.

F THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.






SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 17.25
period

Income from Investment
Operations

Net investment income             .38 D

Net realized and unrealized       .02
gain (loss)

Total from investment             .40
operations

Less Distributions

 From net investment income       (.03)

 In excess of net investment      -
income

From net realized gain            (.05)

In excess of net realized gain    (.03)

Total distributions               (.11)

Net asset value, end of period   $ 17.54

TOTAL RETURNB, C                  2.33%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,367,938
(000 omitted)

Ratio of expenses to average      1.21%
net assets

Ratio of expenses to average      1.21%
net assets after  expense
reductions

Ratio of net investment           2.16%
income to average net assets

Portfolio turnover rate           173%

A ANNUALIZED

B TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.05 PER
SHARE.

F THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


DIVERSIFIED INTERNATIONAL

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY DIVERSIFIED           15.38%         5.51%        92.74%        137.47%
INTERNATIONAL

MSCI EAFE                      15.40%         9.74%        52.59%        96.27%

MSCI GDP-Wtd EAFE              16.28%         13.24%       66.54%        127.12%

International Funds Average    15.11%         3.24%        50.24%        n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on December 27, 1991. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 1999, the index included over 1,020 equity securities of companies domiciled in 20 countries. You can also compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) GDP-Weighted Europe, Australasia, Far East (EAFE) Index - a gross domestic product weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 597 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY DIVERSIFIED           5.51%        14.02%        12.50%
INTERNATIONAL

MSCI EAFE                      9.74%        8.82%         9.62%

MSCI GDP-Wtd EAFE              13.24%       10.74%        11.82%

International Funds Average    3.24%        8.29%         n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
 Diversified International
                            MS EAFE (Net MA tax)
                            MS GDP EAFE (Net MA tax)
             00325                 MS001                       MS005
  1991/12/27      10000.00        10000.00                    10000.00
  1991/12/31      10060.00        10240.13                    10196.19
  1992/01/31       9860.00        10021.41                    10109.92
  1992/02/29       9680.00        9662.72                     9972.49
  1992/03/31       9140.00        9024.82                     9481.13
  1992/04/30       9240.00        9067.72                     9563.81
  1992/05/31       9750.00        9674.68                    10126.93
  1992/06/30       9540.00        9215.78                     9797.41
  1992/07/31       9190.00        8979.92                     9450.48
  1992/08/31       9350.00        9543.15                     9920.65
  1992/09/30       9140.00        9354.70                     9556.68
  1992/10/31       8460.00        8864.00                     9168.72
  1992/11/30       8460.00        8947.42                     9213.47
  1992/12/31       8671.06        8993.69                     9211.91
  1993/01/31       8873.42        8992.59                     9318.58
  1993/02/28       9176.96        9264.23                     9644.58
  1993/03/31       9915.57        10071.75                    10303.18
  1993/04/30      10522.64        11027.58                    11252.11
  1993/05/31      10785.71        11260.48                    11427.99
  1993/06/30      10482.17        11084.80                    11230.18
  1993/07/31      10805.94        11472.82                    11568.15
  1993/08/31      11362.43        12092.16                    12415.92
  1993/09/30      11210.66        11819.97                    12155.45
  1993/10/31      11453.49        12184.23                    12489.74
  1993/11/30      11028.54        11119.20                    11494.70
  1993/12/31      11850.64        11922.09                    12303.22
  1994/01/31      12739.44        12930.05                    13243.97
  1994/02/28      12484.04        12894.23                    13171.27
  1994/03/31      12085.61        12338.86                    12982.15
  1994/04/30      12320.58        12862.39                    13637.94
  1994/05/31      12300.15        12788.54                    13324.95
  1994/06/30      12136.69        12969.27                    13319.05
  1994/07/31      12555.55        13093.99                    13628.32
  1994/08/31      12872.25        13404.00                    13859.17
  1994/09/30      12504.47        12981.83                    13371.97
  1994/10/31      12729.22        13414.13                    13778.34
  1994/11/30      12044.75        12769.44                    13164.27
  1994/12/31      11979.79        12849.40                    13264.12
  1995/01/31      11428.51        12355.78                    12924.34
  1995/02/28      11566.33        12320.32                    12909.67
  1995/03/31      12128.21        13088.75                    13494.32
  1995/04/30      12509.87        13581.01                    14097.55
  1995/05/31      12615.88        13419.11                    13961.27
  1995/06/30      12806.71        13183.79                    13805.48
  1995/07/31      13633.63        14004.56                    14707.85
  1995/08/31      13421.60        13470.33                    14093.61
  1995/09/30      13676.04        13733.41                    14260.84
  1995/10/31      13495.81        13364.25                    13847.46
  1995/11/30      13633.63        13736.10                    14139.27
  1995/12/31      14132.55        14289.53                    14744.32
  1996/01/31      14555.74        14348.19                    14931.68
  1996/02/29      14566.88        14396.70                    14976.23
  1996/03/31      14856.44        14702.43                    15174.76
  1996/04/30      15391.00        15129.88                    15647.33
  1996/05/31      15546.91        14851.46                    15416.27
  1996/06/30      15691.69        14935.05                    15537.25
  1996/07/31      15190.54        14498.53                    15091.25
  1996/08/31      15446.68        14530.30                    15082.83
  1996/09/30      15914.43        14916.31                    15497.62
  1996/10/31      16014.66        14763.67                    15327.98
  1996/11/30      16905.60        15351.09                    15982.90
  1996/12/31      16961.57        15153.62                    15869.12
  1997/01/31      17076.88        14626.27                    15573.96
  1997/02/28      17365.14        14869.07                    15686.25
  1997/03/31      17388.20        14925.57                    15988.99
  1997/04/30      17445.86        15007.66                    15953.65
  1997/05/31      18541.27        15987.21                    16789.15
  1997/06/30      19486.78        16871.30                    17792.30
  1997/07/31      20040.25        17146.65                    18188.00
  1997/08/31      18852.59        15868.37                    16886.29
  1997/09/30      20155.56        16759.69                    17974.61
  1997/10/31      19106.27        15475.73                    16651.14
  1997/11/30      18944.84        15320.98                    16586.70
  1997/12/31      19289.47        15457.49                    16831.02
  1998/01/31      19851.53        16167.29                    17709.76
  1998/02/28      20891.95        17207.66                    18731.79
  1998/03/31      21860.61        17740.75                    19756.23
  1998/04/30      22506.38        17884.10                    20057.32
  1998/05/31      22530.30        17800.58                    20345.74
  1998/06/30      22386.79        17938.53                    20540.65
  1998/07/31      22637.92        18123.66                    20812.20
  1998/08/31      19325.35        15881.58                    18073.52
  1998/09/30      19145.97        15398.14                    17572.88
  1998/10/31      20581.02        17006.79                    19532.26
  1998/11/30      21442.05        17881.45                    20548.92
  1998/12/31      22065.54        18590.27                    21379.50
  1999/01/31      22339.49        18538.77                    21405.37
  1999/02/28      21691.97        18100.33                    20736.45
  1999/03/31      22663.25        18859.46                    21831.96
  1999/04/30      23746.61        19626.66                    22712.01
IMATRL PRASUN   SHR__CHT 19990430 19990512 103712 R00000000000092

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on December 27, 1991, when the fund started. As the chart shows, by April 30, 1999, the value of the investment would have grown to $23,747 - a 137.47% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International GDP-weighted EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 in the EAFE index would have grown to $19,627 - a 96.27% increase. If $10,000 was put into the MSCI GDP-Weighted EAFE index, it would have grown to $22,712 - a 127.12% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

DIVERSIFIED INTERNATIONAL

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Greg Fraser)

An interview with Greg Fraser, Portfolio Manager of
Fidelity Diversified International Fund

Q. HOW DID THE FUND PERFORM, GREG?

A. For the six-month and one-year periods that ended April 30, 1999, the fund returned 15.38% and 5.51%, respectively. For the same periods, the capitalization-weighted Morgan Stanley Capital International EAFE Index and Morgan Stanley Capital International GDP-Weighted EAFE Index - two broad measures of stock performance in Europe, Australia and the Far East - were up 15.40% and 16.28% for the past six months and 9.74% and 13.24% for the past 12 months, respectively. The Lipper Inc. international funds average was up 15.11% for the past six months and 3.24% for the past year.

Q. WHY DID THE FUND OUTPERFORM THE COMPETITORS YET TRAIL THE EAFE
INDEXES?

A. In two words, Japan and cash. The fund was underweighted in Japan relative to the indexes but overweighted relative to many competitors, and market returns in Japan were high, especially near the end of the period. This positioning helped the fund versus competitors but hurt the fund versus the indexes. Since many markets had positive returns during the period, the cash the fund carried - which it does normally to meet redemptions and take advantage of buying opportunities - hurt its performance versus the indexes, which, by construction, do not hold cash. Relative to many competitors, cash levels were generally similar, so cash didn't have a big impact there. Of course, there were other factors that contributed to performance differences, but these were two of the most important ones.

Q. ISN'T THE USE OF TWO DIFFERENT INDEXES CONFUSING?

A. Yes, it can be. Most international funds use the capitalization-weighted version of the index. In this version, companies are weighted by their market values. When the fund was launched in the early 1990s, Japan tended to account for over 50% of the capitalization-weighted index. To lower the pressure to invest in what appeared to be an expensive market, we chose the GDP-weighted index, in which the weights are adjusted to take the size of the different economies into account. And, by and large, it was beneficial for shareholders over the past seven years or so not to be heavily invested in Japan. But now, the differences in the country weights in the cap-weighted EAFE index are not that great. In order to be more comparable with other funds, and to make comparisons simpler in general, we would like to switch our primary benchmark to the capitalization-weighted EAFE index. I urge shareholders to return their proxies for the July 14, 1999, meeting that - if shareholders agree - would allow this simplification.

Q. WHICH STOCKS HELPED THE FUND?

A. Telephone service providers - broadly defined - were especially helpful over the period. These included Hikari Tsushin, a seller of telephone subscription services in Japan; BCE, the large Canadian telephone conglomerate; Telecom Italia, the major provider of fixed-line service in Italy; Mannesmann, a relatively new entrant into Germany's deregulated telephone service market; and Nokia, a leading provider of cellular handsets. As energy stocks finally rebounded from lows reached in the early part of the year, BP Amoco, one of the largest integrated oil companies in the world, and Shell Transport & Trading, the U.K. portion of the Royal Dutch Shell group of companies, contributed meaningfully to the fund's returns.

Q. WHICH STOCKS HELD BACK THE FUND'S PERFORMANCE?

A. There were a variety of stocks that hurt the fund. Some of the fund's long-term winners took a breather during the period, including Unilever, the worldwide consumer products giant; Novartis, one of the largest pharmaceutical companies in the world; and Nestle, the worldwide candy and beverage leader. As investors became more confident after last year's worldwide economic and market travails, these stocks - generally considered defensive because they offer steady, but not stellar, earnings - lost ground to more aggressive stocks. Although these stocks were not cheap even at the end of the period, they tend to provide greater earnings visibility than many other companies, so the fund retained moderate holdings in each of them.

Q. IT LOOKS AS THOUGH YOU INCREASED THE WEIGHTINGS OF TECHNOLOGY
STOCKS. WHY WAS THAT?

A. I try to learn from what happens in the U.S. markets to benefit our shareholders. One important investing theme that worked well in the U.S. over the past several years was buying successful technology companies. So, I've tried to focus especially carefully on international technology companies, looking for those that can become world leaders.

Q. HOW HAS THE INTRODUCTION OF THE EURO AFFECTED THE FUND?

A. The euro is the new European regional currency adopted at the beginning of the year by about a dozen European countries. While it won't be fully implemented until well after 2000, many financial transactions are already conducted in euros. Although from a technological point of view the adoption was very smooth, the currency itself has been much weaker than most observers expected. And, as I've cautioned in past reports, some unforeseen circumstances could still present major challenges to it prior to the final phase-out of the participating countries' national currencies. In sum, up until now the euro hasn't had too much of an impact on the fund, but it is an issue that I'll continue to watch closely.

Q. GREG, WHAT'S YOUR OUTLOOK FOR THE FUND?

A. Over the past few months, market leadership appeared to shift from large-capitalization growth stocks to smaller-cap and more value-oriented stocks. It's very hard to know how long this shift will remain intact. I attempt to position the fund so that it can perform competitively in a variety of market environments: growth or value, large-capitalization or mid- and small-capitalization. I'm closely watching Japan, where the country seems to have made some genuine steps to reform, including a lower corporate tax rate and a greater reliance on corporate restructuring. If structural reforms gain momentum in Japan, shareholders should not be surprised to see an increase in the fund's Japanese holdings.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)
FUND FACTS

GOAL: long-term growth by investing mainly in foreign equity securities that are determined, mainly through both quantitative and fundamental analysis, to be undervalued compared to others in their industries and countries

FUND NUMBER: 325

TRADING SYMBOL: FDIVX

START DATE: December 27,1991

SIZE: as of April 30, 1999, more than
$2.5 billion

MANAGER: Greg Fraser, since 1991; manager,
Fidelity Select Environmental Services
Portfolio, 1991; Fidelity Select Defense and
Aerospace Portfolio, 1989-1990; joined
Fidelity in 1986

GREG FRASER DISCUSSES WHAT CONSTITUTES AN
INTERNATIONAL COMPANY:

"Diversified International is basically an international fund, not a global fund. That means it generally does not invest in United States companies. If it were global, it would. But what are United States - or for that matter, international
- companies? The answer to this question is becoming cloudier all the time. There are many tests that one could use to determine the `nationality' of a company: where the stock is listed; where the customers are located; where the production assets are located; where the profits are generated; where the taxes are paid; where the employees are located; where the stockholders are located; where the lenders are located; which indexes the stock is included within - the list goes on and on.

"Is a company like Coca-Cola - where the majority of current profits and most of the expected future earnings growth are from outside the United States - really a `United States' company? Its primary stock exchange listing is in the United States, a majority of the shareholders are probably in the United States, and it pays a lot of United States taxes, so many observers consider it a domestic company. What about Carnival Corporation?
Many of its customers are from the United States; it has an administrative headquarters in Miami, and it's listed on the New York Stock Exchange. On the other hand, many of its employees are not United States citizens, it is incorporated in the Republic of Panama and, perhaps most tellingly, relative to its income it doesn't pay much in United States income taxes. While most observers probably consider it a United States company, I believe it could be reasonable to consider it an international company.

"The situation is becoming even less clear with trans-national mergers such as Pharmacia & Upjohn, and DaimlerChrysler. Is the successor company's
`nationality' determined by the larger of the predecessors?
Or where the new headquarters are? Or does it have `dual nationality?' For the purposes of Fidelity Diversified
International Fund, I consider these international companies, though some domestic fund managers no doubt think of them as from the United States.
"In sum, because it is an international fund, Diversified
International attempts to keep true United States exposure to a minimal level. When considering how to classify a company, I consider all of the factors listed above as well as other applicable circumstances. But it's important to remember that some companies are neither clearly domestic nor international, so that the same company might be categorized differently by different people."

DIVERSIFIED INTERNATIONAL

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999

United States 5.5%
Canada 4.4%
France 11.7%
United Kingdom 13.4%
Switzerland 5.5%
Germany 7.3%
Italy 6.1%
Other 22.8%
Japan 16.8%
Netherlands 6.5%

Row: 1, Col: 1, Value: 4.4
Row: 1, Col: 2, Value: 11.7
Row: 1, Col: 3, Value: 7.3
Row: 1, Col: 4, Value: 6.1
Row: 1, Col: 5, Value: 16.8
Row: 1, Col: 6, Value: 6.5
Row: 1, Col: 7, Value: 22.8
Row: 1, Col: 8, Value: 5.5
Row: 1, Col: 9, Value: 13.4
Row: 1, Col: 10, Value: 5.5

AS OF OCTOBER 31, 1998

United States 11.1%
France 12.6%
United Kingdom 9.4%
Germany 7.4%
Switzerland 6.9%
Italy 5.2%
Sweden 3.7%
Japan 13.4%
Other 24.0%
Netherlands 6.3%

Row: 1, Col: 1, Value: 12.6
Row: 1, Col: 2, Value: 7.4
Row: 1, Col: 3, Value: 5.2
Row: 1, Col: 4, Value: 13.4
Row: 1, Col: 5, Value: 6.3
Row: 1, Col: 6, Value: 24.0
Row: 1, Col: 7, Value: 3.7
Row: 1, Col: 8, Value: 6.9
Row: 1, Col: 9, Value: 9.4
Row: 1, Col: 10, Value: 11.1

ASSET ALLOCATION

                                 % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                          MONTHS AGO

Stocks and investment companies  95.4                     89.5

Bonds                            0.6                      1.0

Short-term investments           4.0                      9.5




TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

BP Amoco PLC sponsored ADR      1.8                      0.9
(United Kingdom, Oil & Gas)

BCE, Inc.  (Canada, Telephone   1.5                      1.0
Services)

Mannesmann AG  (Germany,        1.3                      1.1
Cellular)

Telecom Italia Spa  (Italy,     1.3                      0.9
Telephone Services)

Elf Aquitaine SA sponsored      1.2                      1.2
ADR (France, Oil & Gas)

Assicurazioni Generali Spa      1.2                      1.4
(Italy, Insurance)

Shell Transport & Trading Co.   1.2                      1.2
 PLC (Reg.) (United Kingdom,
Oil & Gas)

Kao Corp.  (Japan, Household    1.1                      1.1
Products)

Telefonica SA sponsored ADR     1.1                      1.3
(Spain, Telephone Services)

Vivendi SA (France, Water)      1.1                      1.2

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                        THESE MARKET SECTORS  6
                                                        MONTHS AGO

FINANCE                         21.1                     20.6

UTILITIES                       13.9                     11.4

TECHNOLOGY                      8.7                      5.8

NONDURABLES                     8.4                      8.5

ENERGY                          7.7                      6.8

HEALTH                          5.5                      7.0

BASIC INDUSTRIES                5.1                      4.3

MEDIA & LEISURE                 4.3                      3.9

DURABLES                        4.2                      4.7

SERVICES                        3.0                      2.3


DIVERSIFIED INTERNATIONAL

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 89.5%

                                 SHARES                      VALUE (NOTE 1)

AUSTRALIA - 3.1%

AAPT Ltd. (a)                     2,100,000                  $ 7,499,709

AMP Ltd.                          250,000                     2,918,207

Australia & New Zealand           500,000                     3,958,180
Banking Group Ltd.

Australian Oil & Gas Corp.        275,000                     314,637
Ltd.

Broken Hill Proprietary Co.       250,000                     2,824,626
Ltd. (The)

Cable & Wireless Optus Ltd.       1,100,000                   2,473,449
(a)

Commonwealth Bank of Australia    1,000,000                   18,197,045

CSR Ltd.                          1,000,000                   2,671,854

Fosters Brewing Group Ltd.        500,000                     1,457,615

HIH Insurance Ltd.                1,474,784                   1,892,176

Keycorp Ltd.                      100,000                     224,859

National Australia Bank Ltd.      250,000                     4,864,229

National Mutual Property Trust    1,000,000                   833,301

News Corp. Ltd. sponsored         350,000                     10,696,875
ADR (ltd. vtg.)

North Ltd.                        280,000                     592,570

Pasminco Ltd.                     500,000                     558,841

Tyndall Australia Ltd.            1,800,000                   3,309,395

Westfield Trust Unit              1,000,000                   2,228,750

WMC Ltd.                          2,750,000                   11,876,193

                                                              79,392,511

AUSTRIA - 0.2%

Austria Tabak AG (c)              75,000                      4,605,780

RHI AG                            50,000                      1,529,437

                                                              6,135,217

BAHAMAS (NASSAU) - 0.1%

Sun International Hotels Ltd.     75,000                      3,173,438
(a)

BELGIUM - 1.0%

Delhaize Freres & Compagnie       150,000                     13,150,296
Le Lion SA

Telinfo SA                        100,000                     12,758,540

                                                              25,908,836

BERMUDA - 0.8%

Global Crossing Ltd. (a)          150,000                     8,100,000

RenaissanceRe Holdings Ltd.       100,000                     3,118,750

Sea Containers Ltd. Class A       100,000                     3,193,750

Terra Nova (Bermuda) Holdings     300,000                     6,731,250
Ltd. Class A

                                                              21,143,750

BRAZIL - 0.2%

Compania Cervejaria Brahma PN:

warrants 4/30/03 (a)              188,529                     5,094

(Pfd. Reg.) (a)                   3,000,000                   1,415,791

Telebras sponsored:

ADR                               50,000                      3,906

ADR (PFD)                         50,000                      4,559,375

                                                              5,984,166

BRITISH VIRGIN ISLANDS - 0.0%

MIH Ltd. (a)                      50,000                      981,250



                                 SHARES                      VALUE (NOTE 1)

CANADA - 4.1%

Alberta Energy Co. Ltd.           300,000                    $ 8,853,809

Barrick Gold Corp.                100,000                     2,021,277

BCE, Inc.                         850,000                     38,795,470

Beau Canada Exploration Ltd.      350,000                     557,310
(a)

Canadian Imperial Bank of         100,000                     2,573,782
Commerce

Canadian Natural Resources        225,000                     4,416,609
Ltd. (a)

Canadian Pacific Ltd.             200,000                     4,516,129

Celestica, Inc. (sub-vtg.) (a)    100,000                     3,980,782

Chum Ltd. Class B                 10,000                      247,083

Counsel Corp. (a)                 100,000                     652,025

Falconbridge Ltd.                 100,000                     1,492,793

Gulf Canada Resources Ltd. (a)    1,698,800                   6,879,149

Harrowston, Inc. Class A (a)      400,000                     1,592,313

JDS Fitel, Inc. (a)               10,000                      603,981

Maritime Telegraph &              50,000                      1,338,367
Telephone Co. Ltd.

Marsulex, Inc. (a)                75,000                      185,312

Noranda, Inc.                     100,000                     1,338,367

Potash Corp. of Saskatchewan      150,000                     9,142,073

Rio Algom Ltd.                    200,000                     2,711,050

Russel Metals, Inc. (a)           10,000                      27,454

Saskatchewan Wheat Pool           79,400                      504,084
Class B (non-vtg.)

SMK Speedy International,         100,000                     542,210
Inc. (a)

Suncor Energy, Inc.               150,000                     5,996,911

Thomson Corp.                     50,000                      1,509,952

Toronto Dominion Bank             75,000                      4,007,378

                                                              104,485,670

CHILE - 0.1%

Santa Isabel SA sponsored ADR     200,000                     2,000,000

DENMARK - 0.5%

Den Danske Bank Group AS          10,000                      1,153,485

F. Junckers Industrier AS (e)     90,000                      2,242,887

Sydbank AS                        50,000                      1,687,505

Tryg Baltica Forsikring AS        100,000                     2,534,818
(Reg.)

Unidanmark AS Class A             75,000                      5,158,640

                                                              12,777,335

FINLAND - 1.9%

Elcoteq Network Corp. Class A     146,000                     1,167,115

Kesko OY                          200,000                     3,176,400

Merita Ltd. Series A              500,000                     2,991,110

Metsa Tissue PLC                  721,500                     5,729,432

Metsa-Serla Ltd. Class B Free     200,000                     1,715,256
Shares

Nokia AB sponsored ADR            300,000                     22,256,250

Stora Enso Oyj                    50,000                      584,987

UPM-Kymmene Corp.                 300,000                     9,100,386

Valmet OY                         65,000                      798,335

                                                              47,519,271

FRANCE - 11.5%

Accor SA                          40,000                      10,566,824

Atos SA (a)                       30,000                      2,572,884

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

FRANCE - CONTINUED

AXA SA de CV                      175,000                    $ 22,642,438

Canal Plus SA                     50,000                      13,933,808

Cap Gemini SA                     125,000                     19,151,045

CNP Assurances                    25,000                      627,339

Compagnie Financiere de           50,000                      5,325,764
Paribas  Class A (Reg.)

Compagnie Generale de             50,000                      525,000
Geophysique SA sponsored ADR
(a)

Credit Commercial de France       50,000                      5,294,000

Dexia France                      40,000                      5,611,640

Elf Aquitaine SA sponsored ADR    400,000                     31,250,000

Eurafrance (Societe)              15,750                      7,937,824

France Telecom SA                 50,000                      4,047,263

Groupe Danone                     75,000                      20,090,730

Immobiliere Marseillaise Ste      1,000                       1,806,313
Class B

Isis SA                           75,000                      5,900,163

L'Oreal SA                        2,000                       1,283,266

Lafarge SA                        50,000                      4,870,480

Lagardere S.C.A. (Reg.)           75,000                      2,976,287

LVMH Moet Hennessy Louis          15,000                      4,030,852
Vuitton

Marine Wendel SA                  30,000                      4,796,364

Pernod-Ricard (a)                 100,000                     6,760,438

Rhone-Poulenc SA Class A          200,000                     9,424,993

Scor SA                           200,000                     9,995,072

Societe Generale, France          100,000                     17,936,072
Class A

Suez Lyonnaise des Eaux           100,000                     17,046,680

Total SA Class B                  150,000                     20,400,000

Union Assurances Federales SA     70,000                      7,811,826

Vivendi SA                        115,000                     26,921,578

                                                              291,536,943

GERMANY - 6.6%

Aachener & Muenchener             10,000                      1,058,800
Beteiligungs AG

Adva AG Optical Networking (a)    26,400                      2,060,086

Allianz AG (Reg.)                 40,000                      12,578,544

BASF AG                           300,000                     13,213,824

Bayer AG                          350,000                     14,619,381

Buderus AG                        10,000                      3,388,160

Commerzbank AG                    100,000                     3,245,222

DaimlerChrysler AG (Reg.)         175,000                     17,182,813

Depfa Bank AG                     100,000                     8,364,520

Deutsche Bank AG                  100,000                     5,795,871

Deutsche Bank AG (RFD)            11,111                      623,509

Deutsche Lufthansa AG (Reg.)      150,000                     3,486,099

Deutsche Telekom AG               250,000                     9,875,957

ERGO Versicherungs Gruppe AG      5,000                       631,045

Fresenius Medical Care AG         100,000                     1,800,000
sponsored ADR

Heidelberger Druckmaschinen AG    9,400                       559,245

Hoechst AG                        50,000                      2,374,359

Linde AG                          2,000                       1,220,796

Mannesmann AG                     250,000                     32,716,920



                                 SHARES                      VALUE (NOTE 1)

Metro AG                          40,000                     $ 2,838,008

Primacom AG (a)                   15,300                      664,185

RWE AG                            150,000                     6,829,260

Siemens AG                        100,000                     7,379,836

Teles AG (a)                      5,000                       1,101,099

Veba AG                           200,000                     10,990,344

Viag AG                           3,000                       1,505,614

                                                              166,103,497

HONG KONG - 0.3%

CDL Hotels International Ltd.     2,000,000                   825,668
(a)

China Telecom (Hong Kong)         1,000,000                   2,287,500
Ltd. (a)

Hutchison Whampoa Ltd.            150,000                     1,344,936

Jardine Strategic Holdings        400,000                     988,000
Ltd.

Johnson Electric Holdings         800,000                     2,389,277
Ltd.

                                                              7,835,381

INDONESIA - 0.0%

PT Bank PAN Indonesia (For.       660                         80
Reg.)

PT Telkomunikasi Indonesia        75,000                      656,250
sponsored ADR

                                                              656,330

IRELAND - 1.1%

Anglo-Irish Bank Corp. PLC        2,000,000                   5,928,480

Bank of Ireland, Inc. (Great      100,000                     2,002,473
Britain)

CBT Group PLC sponsored ADR       55,000                      852,500
(a)

Elan Corp. PLC sponsored ADR      100,000                     5,150,000
(a)

Hibernian Group PLC               250,000                     2,091,130

Independent Newspapers PLC        99,053                      491,489
(United Kingdom)

Irish Life & Permanent PLC        760,625                     10,721,960

Ryan Hotels PLC                   900,000                     869,940

                                                              28,107,972

ISRAEL - 0.9%

Bezeq Israeli                     700,000                     2,719,541
Telecommunication  Corp.
Ltd. (a)

ECI Telecom Ltd.                  200,000                     7,375,000

Forsoft Ltd. (a)                  100,000                     687,500

Koor Industries Ltd.              165,000                     3,547,500
sponsored ADR

Nice Systems Ltd. sponsored       15,000                      431,250
ADR (a)

Teva Pharmaceutical               200,000                     9,150,000
Industries Ltd. ADR

                                                              23,910,791

ITALY - 5.7%

Aem Spa                           1,500,000                   3,292,339

Alitalia Linee Aeree Italiane     2,000,000                   6,187,627
Class A

Assicurazioni Generali Spa        800,000                     31,196,483

Banca Commerciale Italiana Spa    1,000,000                   8,273,463

Banca di Roma                     1,500,000                   2,463,298

Eni Spa sponsored ADR             400,000                     26,150,000

Istituto Nazionale Delle          3,000,000                   7,937,824
Assicurazioni Spa

Olivetti & Co. Spa                2,500,000                   8,703,336

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

ITALY - CONTINUED

SAES Getters Spa sponsored ADR    125,000                    $ 531,250

San Paolo-IMI Spa                 100,000                     1,506,672

Telecom Italia Mobile Spa         1,500,000                   9,049,564

Telecom Italia Spa                3,000,000                   31,856,116

Unicredito Italiano Spa           1,000,000                   5,097,063

Unione Immobiliare Spa            5,000,000                   2,858,760

                                                              145,103,795

JAPAN - 16.8%

Acom Co. Ltd.                     50,000                      3,748,534

Advantest Corp.                   125,000                     9,559,808

Alps Electric Co. Ltd.            100,000                     1,696,264

Amway Japan Ltd. sponsored ADR    300,000                     1,425,000

Asahi Glass Co. Ltd.              150,000                     1,148,434

Bank of Tokyo-Mitsubishi Ltd.     275,000                     4,021,875
ADR

BellSystem24, Inc.                40,000                      15,781,537

C Two-Network Co. Ltd. (a)        16,000                      1,407,271

C. Uyemura & Co. Ltd.             50,000                      1,759,089

Canon, Inc.                       225,000                     5,503,434

Chiyoda Fire & Marine             350,000                     1,248,953
Insurance Co. Ltd.

Chukyo Coca-Cola Bottling Co.     250,000                     2,879,460

Computer Engineering &            50,000                      1,239,739
Consulting Ltd.

DDI Corp.                         500                         2,483,665

Fancl Corp.                       32,500                      4,628,078

Fuji Bank Ltd.                    400,000                     3,122,801

Fuji Coca-Cola Bottling Co.       405,000                     5,597,671
Ltd.

Fuji Heavy Industries Ltd.        400,000                     2,680,516

Fuji Photo Film Co. Ltd.          500,000                     18,889,260

Fuji Soft ABC, Inc.               130,000                     7,905,846

Fujirebio, Inc.                   75,000                      400,193

Fujitsu Business Systems Ltd.     100,000                     1,826,101

Fujitsu Ltd.                      150,000                     2,569,526

Furukawa Electric Co. Ltd.        500,000                     2,186,296

Hikari Tsushin, Inc.              75,000                      15,706,148

Hokkaido Coca-Cola Bottling       300,000                     3,392,528
Co. Ltd.

Honda Motor Co. Ltd.              150,000                     6,628,125

Horipro, Inc.                     50,000                      335,065

Hoya Corp.                        25,000                      1,308,846

Inet Corp.                        25,000                      209,415

Isewan Terminal Service Co.       250,000                     630,340
Ltd.

Itoki Crebio Corp.                200,000                     629,921

Jafco Co. Ltd.                    50,000                      2,504,607

Japan Information Processing      25,000                      324,594
Service Co. Ltd.

Japan Tobacco, Inc.               200                         2,010,387

Jichodo Co. Ltd.                  140,000                     996,817

Kao Corp.                         1,100,000                   27,919,248

Kawagishi Bridge Works Co.        200,000                     601,441
Ltd.

Keiiyu Co. Ltd.                   150,000                     1,457,530

Kinki Coca-Cola Bottling Co.      300,000                     4,246,942
Ltd.

Kirin Brewery Co. Ltd.            200,000                     2,261,685

Kokusai Denshin Denwa             75,000                      4,548,500



                                 SHARES                      VALUE (NOTE 1)

Kokusai Securities Co. Ltd.       100,000                    $ 1,248,115

Kuraray Co. Ltd.                  250,000                     2,848,048

Kyocera Corp.                     100,000                     5,939,018

Levi Strauss Japan                525,000                     5,497,151

Mabuchi Motors Co. Ltd.           50,000                      3,882,560

Matsushita Communication          100,000                     7,178,756
Industrial Co. Ltd.

Matsushita Electric               375,000                     7,130,591
Industrial Co. Ltd.

Mikasa Coca-Cola Bottling Co.     200,000                     1,975,205

Minebea Co. Ltd.                  430,000                     4,160,244

Minolta Co. Ltd.                  400,000                     2,214,776

Mitsui Marine & Fire              600,000                     3,327,190
Insurance Co. Ltd.

NGK Insulators Ltd.               350,000                     4,265,790

Nichicon Corp.                    300,000                     3,957,949

Nihon Unisys Ltd.                 100,000                     1,989,445

Nikon Corp. (a)                   100,000                     1,373,764

Nintendo Co. Ltd.                 70,000                      6,526,218

Nippon System Development Co.     75,000                      3,832,300

Nippon Telegraph & Telephone      500                         5,444,798
Corp.

Nishio Rent All Co. Ltd.          50,000                      479,561

Nomura Securities Co. Ltd.        1,200,000                   12,946,892

NTT Mobile Communication          50                          2,931,814
Network, Inc. (a)

NTT Mobile Communication          100                         5,863,628
Network, Inc. (c)

Omron Corp.                       100,000                     1,377,953

Orix Corp.                        100,000                     8,049,924

Ricoh Elemex Corp.                150,000                     1,130,843

Riken Vitamin Oil Co. Ltd.        400,000                     4,255,319

Rohm Co. Ltd.                     50,000                      6,031,161

Sangetsu Co. Ltd.                 100,000                     1,838,666

Sanseido Co. Ltd.                 25,000                      249,623

Sanwa Bank Ltd. AG                100,000                     1,122,466

Sanyo Coca-Cola Bottling Co.      150,000                     3,555,872
Ltd.

Secom Ltd.                        150,000                     14,650,694

Sekisui House Ltd.                650,000                     7,279,695

Senshukai Co. Ltd.                132,000                     1,449,589

Sharp Corp.                       250,000                     2,931,814

Shikoku Coca-Cola Bottling        377,000                     5,542,260
Co. Ltd.

Shohkoh Fund & Co. Ltd.           5,000                       2,931,814

Snow Brand Milk Products Co.      300,000                     1,558,050
Ltd.

Softbank Corp.                    50,000                      6,655,218

Sony Corp.                        50,000                      4,625,000

Suzuken Co. Ltd.                  125,000                     3,224,996

Takeda Chemical Industries        300,000                     13,042,385
Ltd.

Takefuji Corp.                    50,000                      4,146,423

Terumo Corp.                      100,000                     2,177,919

THK Co. Ltd.                      125,000                     2,167,448

Tokio Marine & Fire               500,000                     5,825,934
Insurance Co. Ltd. (The)

Tokyo Electron Ltd.               175,000                     9,968,168

Tokyo Seimitsu Co. Ltd.           150,000                     8,305,411

Toshiba Corp.                     800,000                     5,361,032

Toyo Information System Co.       150,000                     4,334,897
Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

JAPAN - CONTINUED

Toyoda Automatic Loom Works       500,000                    $ 9,570,279
Ltd.

Toyota Corolla Gifu Co. Ltd.      16,000                      142,067

Toyota Motor Corp.                125,000                     3,578,125

Uni-Charm Corp                    50,000                      2,265,874

Union Tool Co.                    10,000                      737,142

Yahoo Japan Corp.                 4                           1,387,167

                                                              425,906,531

KOREA (SOUTH) - 0.1%

Nam Yang Dairy Products           20,000                      3,197,309

LUXEMBOURG - 0.8%

Espirito Santo Financial          150,000                     2,418,750
Holding SA ADR

Quilmes Industrial SA             250,000                     2,734,375
sponsored ADR

Societe Europeene de
Communication SA sponsored
ADR:

Class A (a)                       100,800                     1,675,800

Class B (a)                       643,400                     10,937,800

Stolt Comex Seaway SA             200,000                     2,500,000

                                                              20,266,725

MEXICO - 0.1%

Elamex SA de CV (a)               367,000                     1,330,375

Grupo Radio Centro SA de CV       125,000                     781,250
sponsored ADR

                                                              2,111,625

NETHERLANDS - 6.4%

ABN AMRO Holding NV               600,000                     14,325,564

Aegon NV                          50,000                      4,804,305

Akzo Nobel NV                     200,000                     9,052,740

Equant NV (Reg.) (a)              10,000                      892,500

Fortis Amev NV                    150,000                     5,352,234

ING Groep NV                      400,000                     24,691,216

Koninklijke (Royal) Philips       225,000                     19,415,745
Electronics NV

Koninklijke Ahold NV              150,000                     5,582,523

Koninklijke KPN NV                70,000                      2,927,582

Koninklijke Pakhoed NV            50,000                      1,159,386

Rodamco NV                        50,000                      1,259,972

Samas Groep NV                    100,000                     1,471,732

Smit International NV             100,004                     2,223,569

STMicroelectronics NV (a)         100,000                     10,200,000

Telegraaf Holdings CVA            200,000                     4,362,256

TNT Post Group NV                 250,000                     6,749,850

Unilever NV                       400,000                     25,975,000

Van Melle NV                      6,200                       367,615

Vedior NV                         250,000                     5,638,110

Vnu NV                            60,000                      2,433,122

Wolters Kluwer NV                 300,000                     13,086,768

                                                              161,971,789

NEW ZEALAND - 0.4%

CDL Hotels New Zealand Ltd.       200,000                     41,392



                                 SHARES                      VALUE (NOTE 1)

Fletcher Challenge Ltd.:

Forestry Division                 7,000,000                  $ 3,758,832

Paper Division                    3,000,000                   2,802,343

Fletcher Challenge Ltd.           700,000                     1,158,973
Building Division

Sky City Ltd.                     250,000                     623,675

Tranz Rail Holdings Ltd.          50,000                      331,250
sponsored ADR

                                                              8,716,465

NORWAY - 0.5%

Bergensbanken ASA                 38,700                      322,570

Choice Hotels Skandanavia ASA     150,000                     288,524
(a)

Merkantildata                     100,000                     1,000,218

Petroleum Geo-Services ASA        50,000                      837,500
sponsored ADR (a)

Saga Petroleum AS Class A         350,000                     3,882,256

Schibsted AS Series B             400,000                     4,975,443

                                                              11,306,511

PANAMA - 0.3%

Banco Latinamericano de           225,000                     7,171,875
Exporaciones SA Class E

PORTUGAL - 0.3%

Electricidade de Portugal SA      100,000                     1,884,664

Portugal Telecom SA               60,000                      2,506,180

Telecel Comunicacoes Pessoais     30,000                      4,018,146
SA

                                                              8,408,990

RUSSIA - 0.0%

Vimpel Communications             40,000                      660,000
sponsored ADR (a)

SINGAPORE - 0.4%

Allgreen Properties Ltd.          310,000                     188,267

Datacraft Asia Ltd.               600,000                     1,884,000

Delgro Corp. Ltd.                 700,000                     1,403,302

Fraser & Neave Ltd.               600,000                     2,653,302

Haw Par Brothers                  1,500,000                   2,379,127
International Ltd.

Times Publishing Ltd.             1,500,000                   2,547,170

                                                              11,055,168

SOUTH AFRICA - 0.5%

Anglo American Platinum Corp.     50,000                      914,145
Ltd.

Anglogold Ltd.                    200,000                     9,421,454

Impala Platinum Holdings Ltd.     50,000                      1,139,798

Sappi Ltd.                        50,000                      362,364

                                                              11,837,761

SPAIN - 2.1%

Banco Santander Central           500,000                     10,750,000
Hispano  SA ADR

Endesa SA                         200,000                     4,455,430

Mapfre Vida SA                    23,800                      747,163

Repsol SA sponsored ADR           450,000                     7,425,000

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SPAIN - CONTINUED

Telefonica SA sponsored ADR       200,000                    $ 27,875,000

Union Electrica Fenosa SA         150,000                     1,999,544

                                                              53,252,137

SWEDEN - 2.7%

Celsius Industrier AB Class B     200,000                     3,090,492

Electrolux AB                     375,000                     7,622,223

Ericsson (L.M.) Telefon AB        350,000                     9,450,000
ADR Class B

Finnveden Invest AB Series B      100,000                     1,557,132

Hemkopskedjan AB Series B         200,000                     1,580,906

Icon Medialab International       22,400                      822,737
AB (a)

Investor AB Class B Free          200,000                     9,105,065
shares

Kinnevik Investment AB Series     425,000                     9,345,767
B

Mo Och Domsjoe AB Series B        75,000                      1,934,529

Modern Times Group AB Series      300,000                     6,240,416
B (a)

Nordbanken Holding AB             300,000                     1,889,955

Ortivus AB Series B (a)           75,000                      490,318

Svedala Industri AB Free          100,000                     1,759,203
shares

Svenska Handelsbanken             75,000                      2,817,102

Swedish Match Co.                 3,000,000                   9,877,688

                                                              67,583,533

SWITZERLAND - 5.3%

Bank for International            500                         2,828,084
Settlements

Bucher Holding AG (Bearer)        1,500                       1,328,740

Credit Suisse Group (Reg.)        100,000                     19,849,081

Edipresse SA (Bearer)             25,000                      6,315,617

Julius Baer Holding AG            1,000                       3,257,874

Nestle SA (Reg.)                  13,000                      24,080,709

Novartis AG (Reg.)                12,000                      17,582,677

PubliGroupe SA                    10,000                      6,135,171

Richemont Compagnie Financier     2,000                       3,404,199
 Class A Unit

Roche Holding AG                  1,200                       14,125,984
participation certificates

Swiss Reinsurance Co. (Reg.)      5,000                       10,951,444

UBS AG                            70,000                      23,792,651

                                                              133,652,231

UNITED KINGDOM - 13.4%

Aggreko PLC                       350,000                     1,246,109

Allied Domecq PLC                 1,000,000                   7,829,460

Allied Zurich PLC (a)             1,600,000                   21,239,424

Antofagasta Holdings PLC          1,000,000                   4,752,450

Asda Group PLC                    1,000,000                   3,346,853

AstraZeneca Group PLC:

(Sweden)                          160,000                     6,257,058

(UK)                              50,000                      1,962,496

Bank of Scotland                  100,000                     1,498,230

Barclays PLC                      350,000                     11,130,399

Billiton PLC                      2,400,000                   8,158,104

Biocompatibles International      100,000                     153,045
PLC (a)



                                 SHARES                      VALUE (NOTE 1)

BP Amoco PLC sponsored ADR        400,000                    $ 45,274,989

British American Tobacco PLC      600,000                     5,040,819

British Telecommunications PLC    250,000                     4,193,755

Capital Radio PLC                 100,000                     1,388,682

CGU PLC                           100,000                     1,581,197

Diageo PLC                        1,000,000                   11,558,925

Dixons Group PLC                  100,000                     2,137,797

Dorling Kindersley Holdings       500,000                     2,883,690
PLC

Elementis PLC                     200,000                     322,200

Ellis & Everard PLC               815,384                     2,824,205

Energis PLC (a)                   200,000                     5,364,630

Glaxo Wellcome PLC sponsored      150,000                     8,737,500
ADR

Hanson PLC                        800,000                     7,829,976

Hillsdown Holdings PLC            200,000                     264,204

House of Fraser PLC               600,000                     903,771

HSBC Holdings PLC Ord.            400,000                     15,265,836

Hyder PLC                         200,000                     2,493,828

Lloyds TSB Group PLC              650,000                     10,476,736

Logica PLC                        300,000                     2,899,800

Man (E D & F) Group PLC           500,000                     2,480,940

Misys PLC                         150,000                     1,410,028

National Grid Group PLC           400,000                     2,772,531

National Westminster Bank PLC     450,000                     10,852,502

Norwich Union PLC                 200,000                     1,425,735

Nycomed Amersham PLC              400,000                     3,279,996

Paterson Zochonis PLC Class A     256,700                     1,054,536
(non-vtg.)

Professional Staff PLC            353,000                     2,206,250
sponsored ADR (a)

Reckitt & Colman PLC              200,000                     2,381,058

Rio Tinto PLC (Reg.)              600,000                     10,492,443

Royal & Sun Alliance              500,000                     4,317,480
Insurance  Group PLC

Royal Bank of Scotland Group      100,000                     2,361,726
PLC

Schroder Venture                  200,000                     789,390
International Investment
Trust PLC

Severn Trent PLC                  500,000                     6,584,963

Shell Transport & Trading Co.     4,000,000                   30,291,955
PLC (Reg.)

Signet Group PLC                  1,500,000                   1,461,983

SmithKline Beecham PLC            200,000                     13,137,500
sponsored ADR

South African Breweries PLC       809,543                     6,800,361

Tomkins PLC                       1,500,000                   6,385,601

Unilever PLC ADR                  300,000                     10,743,750

United Biscuits Holdings PLC      150,000                     467,593

Vodafone Group PLC sponsored      80,000                      14,350,000
ADR

Wetherspoon (JD) PLC              200,000                     950,490

WPP Group PLC                     300,000                     2,653,317

Xenova Group PLC (a)              50,000                      87,800

                                                              338,756,096

UNITED STATES OF AMERICA - 1.3%

AppliedTheory Corp. (a)           600                         12,300

Global TeleSystems Group,         20,000                      1,322,500
Inc. (a)

Globalstar Telecommunications     100,000                     2,012,500
Ltd. (a)

Hollinger International, Inc.     300,000                     4,218,750
Class A

Informatica Corp. (a)             700                         19,775

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Marimba, Inc. (a)                 500                        $ 30,375

Mpath Interactive, Inc. (a)       500                         19,688

Orthofix International NV (a)     642,900                     9,643,500

Pharmacia & Upjohn, Inc.          250,000                     14,000,000

United International              25,000                      1,493,750
Holdings, Inc.  Class A (a)

                                                              32,773,138

TOTAL COMMON STOCKS                                           2,271,384,037
(Cost $1,862,222,804)

NONCONVERTIBLE PREFERRED
STOCKS - 0.4%



GERMANY - 0.4%

Marschollek Lautenschlaeger       6,000                       3,361,266
und Partner AG

Volkswagen AG                     150,000                     6,398,858

                                                              9,760,124

PORTUGAL - 0.0%

Lusomundo-SGPS, SA (non-vtg.)     50,000                      502,930

TOTAL NONCONVERTIBLE                                          10,263,054
PREFERRED STOCKS
(Cost $9,541,305)

INVESTMENT COMPANIES - 5.5%



ARGENTINA - 0.0%

Argentina Fund, Inc.              30,000                      375,000

AUSTRALIA - 0.0%

First Australia Fund, Inc.        50,000                      406,250

BRAZIL - 0.1%

Brazil Fund, Inc.                 150,000                     2,278,125

CANADA - 0.3%

Economic Investment Trust         61,673                      4,169,383
Ltd.

United Corporations Ltd.          82,966                      2,747,501

                                                              6,916,884

CHILE - 0.3%

Chile Fund, Inc.                  300,000                     3,618,750

Five Arrows Chile Investment      750,000                     1,642,500
Trust Ltd.

Genesis Chile Fund (a)            35,000                      1,032,500

                                                              6,293,750

CHINA - 0.0%

China Fund, Inc.                  125,000                     1,179,688

EMERGING MARKETS - 0.8%

Asia Tigers Fund, Inc.            500,000                     4,343,750

Central European Equity Fund,     175,000                     2,231,250
Inc.

Emerging Markets                  480,000                     4,200,000
Infrastructure  Fund, Inc.

Emerging Markets                  250,000                     2,593,750
Telecommunication Fund, Inc.



                                 SHARES                      VALUE (NOTE 1)

Southern Africa Fund, Inc.        25,000                     $ 303,125

Templeton Dragon Fund, Inc.       700,000                     6,737,500

                                                              20,409,375

FRANCE - 0.2%

France Growth Fund, Inc.          450,000                     6,018,750

GERMANY - 0.3%

New Germany Fund, Inc. (The)      700,000                     8,400,000

HONG KONG - 0.2%

Asia Pacific Fund, Inc.           400,000                     3,600,000

Greater China Fund, Inc.          100,000                     750,000

                                                              4,350,000

INDIA - 0.2%

India Fund (a)                    375,000                     3,140,625

India Growth Fund (a)             150,000                     1,425,000

Jardine Fleming India Fund,       190,000                     1,187,500
Inc. (a)

                                                              5,753,125

ISRAEL - 0.1%

First Israel Fund, Inc.           125,000                     1,718,750

ITALY - 0.2%

Italy Fund, Inc. (The)            285,000                     4,275,000

KOREA (SOUTH) - 0.3%

Korea Equity Fund (a)             175,000                     776,563

Korea Fund, Inc. (The) (a)        400,000                     5,000,000

Korean Investment Fund, Inc.      250,000                     1,515,625
(a)

                                                              7,292,188

MEXICO - 0.6%

Mexico Fund, Inc. (The)           850,000                     14,928,125

MULTI-NATIONAL - 0.8%

Blackrock North American          450,000                     4,556,250
Government Income Trust,
Inc.

MFS Government Markets Income     1,000,000                   6,312,500
Trust

Morgan Stanley Asia-Pacific       575,000                     5,246,875
Fund, Inc.

RCM Strategic Global              125,000                     1,203,125
Government  Fund, Inc.

Scudder New Asia Fund, Inc.       25,000                      306,250
(a)

Strategic Global Income Fund,     250,000                     2,765,625
Inc.

                                                              20,390,625

PHILIPPINES - 0.0%

First Philippine Fund, Inc.       75,000                      609,375
(a)

PORTUGAL - 0.1%

Portugal Fund, Inc.               158,900                     2,204,738

SINGAPORE - 0.1%

Singapore Fund, Inc.              275,000                     2,440,625

WEBS Index Fund, Inc.             99,000                      761,063

                                                              3,201,688

INVESTMENT COMPANIES -
CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SPAIN - 0.3%

Kemper Growth Fund of Spain,      169,042                    $ 3,683,421
Series A (a)

Spain Fund, Inc.                  200,000                     2,875,000

                                                              6,558,421

SWITZERLAND - 0.2%

Swiss Helvetia Fund, Inc.         400,000                     5,600,000

TAIWAN - 0.3%

Taiwan Equity Fund, Inc.          120,000                     1,260,000

Taiwan Fund, Inc.                 440,000                     7,150,000

                                                              8,410,000

THAILAND - 0.1%

Thai Euro Fund Ltd.               50,000                      462,500

Thai Prime Fund (a)               200,000                     1,070,000

                                                              1,532,500

TOTAL INVESTMENT COMPANIES                                    139,102,357
(Cost $131,248,767)


CONVERTIBLE BONDS - 0.6%

MOODY'S RATINGS (UNAUDITED)                  PRINCIPAL AMOUNT (D)

ISRAEL - 0.1%

Tecnomatix Tech Ltd. 5.25%        -          $ 3,225,000                         2,241,375
8/15/04

ITALY - 0.2%

Banca Popolare di Milano 2.5%     A-    ITL   50,000,000                         5,309,066
4/15/08 (c)

NETHERLANDS - 0.1%

Bilbao Vizcaya Investments NV     Aa3         1,000,000                          2,859,000
3.5% 7/12/06

UNITED STATES OF AMERICA - 0.2%

Bell Atlantic Financial           A1          1,000,000                          1,100,000
Services, Inc. 4.25% 9/15/05

Nestle Holdings, Inc. 3%          -           4,000,000                          4,880,000
6/17/02

                                                                                 5,980,000

TOTAL CONVERTIBLE BONDS                                                          16,389,441
(Cost $14,800,183)



CASH EQUIVALENTS - 4.0%

                                MATURITY AMOUNT                   VALUE (NOTE 1)

Investments in repurchase       $ 2,719,105                       $ 2,718,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.88%,
dated 4/30/99 due 5/3/99

                                SHARES

Taxable Central Cash Fund (b)    98,100,084                        98,100,084

TOTAL CASH EQUIVALENTS                                             100,818,084
(Cost $100,818,084)

TOTAL INVESTMENT IN                                                 $ 2,537,956,973
SECURITIES - 100%
(Cost $2,118,631,143)


CURRENCY ABBREVIATIONS

ITL                     -   Italian lira

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,778,474 or 0.6% of net assets.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $884,122,689 and $531,113,536, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $32,968 for the period.

Transactions during the period with companies which are or were affiliates are as follows:

                          PURCHASES  SALES     DIVIDEND VALUE
AFFILIATE                 COST       COST      INCOME

F. Junkers Industrier AS  $ -        $ 533,092 $ -       $ 2,242,887

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $2,125,059,361. Net unrealized appreciation aggregated $412,897,612, of which $499,073,075 related to appreciated investment securities and $86,175,463 related to depreciated investment securities.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

AEROSPACE & DEFENSE           0.1%

BASIC INDUSTRIES              5.1

CASH EQUIVALENTS              4.0

CONSTRUCTION & REAL ESTATE    1.4

DURABLES                      4.2

ENERGY                        7.7

FINANCE                       21.1

HEALTH                        5.5

HOLDING COMPANIES             0.9

INDUSTRIAL MACHINERY &        2.5
EQUIPMENT

INVESTMENT COMPANIES          5.5

MEDIA & LEISURE               4.3

NONDURABLES                   8.4

PRECIOUS METALS               1.0

RETAIL & WHOLESALE            1.6

SERVICES                      3.0

TECHNOLOGY                    8.7

TRANSPORTATION                1.1

UTILITIES                       13.9

                              100.0%

DIVERSIFIED INTERNATIONAL

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                             APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 2,537,956,973
value (including repurchase
agreements of $2,718,000)
(cost $2,118,631,143) -  See
accompanying schedule

Receivable for investments                    23,956,415
sold

Receivable for fund shares                    8,136,649
sold

Dividends receivable                          7,080,313

Interest receivable                           655,766

Other receivables                             33,659

 TOTAL ASSETS                                 2,577,819,775

LIABILITIES

Payable for investments        $ 29,950,827
purchased

Payable for fund shares         8,514,695
redeemed

Accrued management fee          1,733,010

Other payables and  accrued     1,021,932
expenses

 TOTAL LIABILITIES                            41,220,464

NET ASSETS                                   $ 2,536,599,311

Net Assets consist of:

Paid in capital                              $ 2,084,886,193

Distributions in excess of                    (4,528,560)
net investment income

Accumulated undistributed net                 36,860,080
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   419,381,598
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 132,996,810                  $ 2,536,599,311
shares outstanding

NET ASSET VALUE, offering                     $19.07
price  and redemption price
per share ($2,536,599,311
(divided by)  132,996,810
shares)

STATEMENT OF OPERATIONS
                                              SIX MONTHS ENDED APRIL 30,
                                              1999 (UNAUDITED)

INVESTMENT INCOME                              $ 19,262,807
Dividends

Interest                                        3,409,974

                                                22,672,781

Less foreign taxes withheld                     (1,782,932)

 TOTAL INCOME                                   20,889,849

EXPENSES

Management fee Basic fee         $ 8,196,364

 Performance adjustment           1,262,565

Transfer agent fees               3,089,804

Accounting fees and expenses      489,065

Non-interested trustees'          4,185
compensation

Custodian fees and expenses       375,596

Registration fees                 148,495

Audit                             18,540

Legal                             4,686

 Total expenses before            13,589,300
reductions

 Expense reductions               (381,667)     13,207,633

NET INVESTMENT INCOME                           7,682,216

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            48,031,369
(including   realized gain
(loss) of $(289,344)  on
sales of investments in
affiliated issuers)

 Foreign currency transactions    (14,736)      48,016,633

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            264,576,570

 Assets and liabilities in        (6,371)       264,570,199
foreign currencies

NET GAIN (LOSS)                                 312,586,832

NET INCREASE (DECREASE) IN                     $ 320,269,048
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 316,111
Expense reductions Directed
brokerage arrangements

 Custodian credits                              6,701

 Transfer agent credits                         58,855

                                               $ 381,667

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 7,682,216                 $ 27,052,311
income

 Net realized gain (loss)         48,016,633                  74,228,503

 Change in net unrealized         264,570,199                 (350,064)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       320,269,048                 100,930,750
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (21,886,222)                (17,340,499)
From net investment income

 In excess of net investment      (4,528,560)                 -
income

 From net realized gain           (53,970,880)                (37,418,194)

 TOTAL DISTRIBUTIONS              (80,385,662)                (54,758,693)

Share transactions Net            1,131,258,233               1,769,510,488
proceeds from sales of shares

 Reinvestment of distributions    75,587,571                  53,307,005

 Cost of shares redeemed          (854,945,050)               (1,438,501,445)

 NET INCREASE (DECREASE) IN       351,900,754                 384,316,048
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       591,784,140                 430,488,105
IN NET ASSETS

NET ASSETS

 Beginning of period              1,944,815,171               1,514,327,066

 End of period (including        $ 2,536,599,311             $ 1,944,815,171
under (over) distribution of
net investment income of
$(4,528,560) and
$23,593,280, respectively)

OTHER INFORMATION
Shares

 Sold                             63,177,624                  100,969,939

 Issued in reinvestment of        4,456,614                   3,298,675
distributions

 Redeemed                         (47,663,567)                (82,605,831)

 Net increase (decrease)          19,970,671                  21,662,783


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA        (UNAUDITED)                      1998                     1997         1996       1995

Net asset value, beginning of  $ 17.21                          $ 16.57                  $ 14.38      $ 12.73    $ 12.46
period

Income from Investment
Operations

Net investment income           .06 D                            .26 D                    .24 D, E     .15        .22

Net realized and unrealized     2.50                             .98                      2.46         2.13       .47
gain (loss)

Total from investment           2.56                             1.24                     2.70         2.28       .69
operations

Less Distributions

 From net investment income     (.19)                            (.19)                    (.15)        (.22)      (.03)

 In excess of net investment    (.04)                            -                        -            -          -
income

From net realized gain          (.47)                            (.41)                    (.36)        (.41)      (.39)

Total distributions             (.70)                            (.60)                    (.51)        (.63)      (.42)

Net asset value, end of period $ 19.07                          $ 17.21                  $ 16.57      $ 14.38    $ 12.73

TOTAL RETURN B, C               15.38%                           7.72%                    19.30%       18.66%     6.02%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 2,536,599                      $ 1,944,815              $ 1,514,327  $ 665,492  $ 295,017
(000 omitted)

Ratio of expenses to average    1.23% A                          1.22%                    1.25%        1.29%      1.13%
net assets

Ratio of expenses to average    1.20% A, F                       1.19% F                  1.23% F      1.27% F    1.12% F
net assets after  expense
reductions

Ratio of net investment         .70% A                           1.46%                    1.49%        1.53%      1.55%
income to average net assets

Portfolio turnover rate         51% A                            95%                      81%          94%        101%

A ANNUALIZED

B TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.05 PER
SHARE.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.





SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 11.32
period

Income from Investment
Operations

Net investment income             .05

Net realized and unrealized       1.20
gain (loss)

Total from investment             1.25
operations

Less Distributions

 From net investment income       (.01)

 In excess of net investment      -
income

From net realized gain            (.10)

Total distributions               (.11)

Net asset value, end of period   $ 12.46

TOTAL RETURN B, C                 11.14%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 351,152
(000 omitted)

Ratio of expenses to average      1.25%
net assets

Ratio of expenses to average      1.25%
net assets after  expense
reductions

Ratio of net investment           .96%
income to average net assets

Portfolio turnover rate           89%

A ANNUALIZED

B TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.05 PER
SHARE.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


INTERNATIONAL VALUE

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY INTL VALUE            19.39%         3.92%        60.59%

MSCI EAFE                      15.40%         9.74%        46.52%

International Funds Average    15.11%         3.24%        n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 1999, the index included over 1,020 equity securities of countries domiciled in 20 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 597 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 1 YEAR  LIFE OF FUND

FIDELITY INTL VALUE            3.92%        11.11%

MSCI EAFE                      9.74%        8.87%

International Funds Average    3.24%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             International Value         MS EAFE (Net MA tax)
             00335                       MS001
  1994/11/01      10000.00                    10000.00
  1994/11/30       9700.00                     9533.02
  1994/12/31       9790.00                     9592.71
  1995/01/31       9440.00                     9224.21
  1995/02/28       9530.00                     9197.73
  1995/03/31      10000.00                     9771.40
  1995/04/30      10170.00                    10138.89
  1995/05/31      10030.00                    10018.03
  1995/06/30      10040.00                     9842.35
  1995/07/31      10830.00                    10455.10
  1995/08/31      10800.00                    10056.27
  1995/09/30      10860.00                    10252.67
  1995/10/31      10630.00                     9977.08
  1995/11/30      10820.00                    10254.68
  1995/12/31      11150.86                    10667.84
  1996/01/31      11253.73                    10711.64
  1996/02/29      11294.88                    10747.85
  1996/03/31      11521.18                    10976.09
  1996/04/30      11912.08                    11295.20
  1996/05/31      11840.07                    11087.35
  1996/06/30      11973.80                    11149.75
  1996/07/31      11562.33                    10823.87
  1996/08/31      11562.33                    10847.59
  1996/09/30      11870.93                    11135.76
  1996/10/31      11654.91                    11021.81
  1996/11/30      12251.54                    11460.35
  1996/12/31      12219.78                    11312.93
  1997/01/31      12198.62                    10919.24
  1997/02/28      12452.54                    11100.50
  1997/03/31      12547.75                    11142.68
  1997/04/30      12568.91                    11203.96
  1997/05/31      13394.15                    11935.25
  1997/06/30      14060.68                    12595.26
  1997/07/31      14409.82                    12800.82
  1997/08/31      13351.83                    11846.52
  1997/09/30      14187.64                    12511.94
  1997/10/31      13193.13                    11553.40
  1997/11/30      13087.33                    11437.87
  1997/12/31      13178.62                    11539.78
  1998/01/31      13581.27                    12069.69
  1998/02/28      14364.81                    12846.37
  1998/03/31      15039.52                    13244.35
  1998/04/30      15453.05                    13351.37
  1998/05/31      15431.29                    13289.02
  1998/06/30      15289.82                    13392.01
  1998/07/31      15518.35                    13530.21
  1998/08/31      12395.09                    11856.39
  1998/09/30      12329.79                    11495.48
  1998/10/31      13450.68                    12696.41
  1998/11/30      14353.93                    13349.39
  1998/12/31      14726.16                    13878.56
  1999/01/31      15075.74                    13840.11
  1999/02/28      14507.67                    13512.79
  1999/03/31      15359.77                    14079.52
  1999/04/30      16058.94                    14652.27
IMATRL PRASUN   SHR__CHT 19990430 19990512 104056 R00000000000057

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity International Value Fund on November 1, 1994, when the fund started. As the chart shows, by April 30, 1999, the value of the investment would have grown to $16,059 - a 60.59% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $14,652 - a 46.52% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

INTERNATIONAL VALUE

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Richard Mace)

An interview with Richard Mace, Portfolio Manager of Fidelity
International Value Fund

Q. HOW DID THE FUND PERFORM, RICK?

A. It was a good period. For the six months that ended April 30, 1999, the fund returned 19.39%. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 15.40% during that time, while the international funds average - as tracked by Lipper Inc. - returned 15.11%. For the 12 months that ended April 30, 1999, the fund returned 3.92%, while the EAFE index and Lipper average returned 9.74% and 3.24%, respectively, during the same time.

Q. WHAT WERE THE MAIN FACTORS THAT HELPED THE FUND TOP BOTH ITS INDEX AND PEER GROUP DURING THE SIX-MONTH PERIOD?

A. Strong individual stock selection in several areas - most notably energy-related and telecommunications stocks - provided a nice boost. The fund's energy-related investments - which accounted for just under 8% of the portfolio at the end of the period - performed well as the price of oil bubbled back up. When I look at oil companies, I don't try to guess where prices will go. Instead, I try to focus on what price the energy stocks currently reflect. If Shell and BP Amoco, for instance, are reflecting an $11 per barrel oil price, I try to determine the sustainability of that price over a five-year period. Recently, we began to see cuts being made in oil production as well as a pick-up in overall demand. These trends helped two of the fund's larger holdings - Elf Aquitaine and Shell - post strong results. Telecommunications was another fertile area, as the industry itself has undergone a major transformation sparked primarily by global privatization, deregulation and technological advances. As a result, we saw a lot of merger and acquisition activity as companies try to expand their sales reach globally while at the same time trying to fortify their positions at home. The fund's stakes in companies such as the United Kingdom's Vodafone Group - which the fund no longer held at the end of the period - performed quite well.

Q. WHAT FACTORS PROVED DETRIMENTAL TO THE FUND'S PERFORMANCE?

A. Minimal exposure to certain segments of the Japanese market - namely banks - hurt performance relative to the EAFE Index. Japan has shown signs of gradual improvement, and optimism was stoked by the government's unveiling of a plan to infuse capital into the country's beleaguered banking system. Still, I could find no great benefit to the shareholders of these banks, so I decided to avoid them. In addition, the fund's food and household products positions declined during the period, namely U.K. company Unilever, Swiss-based Nestle and France's Danone. These companies were hit particularly hard, as investors became concerned that economic weakness would erode sales.

Q. THE FUND'S EXPOSURE TO PHARMACEUTICAL STOCKS HAS DECLINED GRADUALLY OVER THE PAST YEAR. WHY?

A. Much of the decline was simply due to depreciation, as many of Europe's larger drug makers stumbled upon trying times. Growth prospects for companies such as Switzerland's Novartis, for example, didn't appear to be as strong as they were two or three years ago. The stock prices of these companies had risen sharply over the past couple of years due partly to rampant merger and acquisition activity. Lately, though, it's been an altogether different story as new product pipelines have not been as riveting as in years past. The fund no longer held a stake in Novartis at the end of the period.

Q. WERE THERE ANY OTHER INVESTMENTS THAT PERFORMED PARTICULARLY WELL DURING THE PERIOD?

A. The fund's position in Finland's Nokia - a large telecommunications company - continued to generate good results. Nokia's primary line of business is cellular phones and sales for the company were booming at a time when its competitors were struggling. I also found Nokia to be attractive from a valuation standpoint. Eighteen months ago, the stock was trading at a price-to-earnings (P/E) ratio of around 20 and the company was growing its earnings at almost double that. When I held up Nokia to its counterparts here in the States, I felt the stock should have been trading at a higher P/E multiple. I felt it was a bargain.

Q. DID YOU FOLLOW ANY SPECIFIC STRATEGIES DURING THE PERIOD?

A. I've recently been moving the fund away from Japanese small- and mid-cap stocks and rotating the proceeds into small- and mid-cap stocks in the U.K. My thinking behind this was that while the Japanese economy has shown flickers of hope, I'm not completely sold on a turnaround there. The Japanese stocks had performed very well and I decided to take advantage of that appreciation. The U.K. stocks, on the other hand, were performing quite poorly and I was able to find a number of attractively valued names with good growth prospects.

Q. WHAT'S YOUR OUTLOOK?

A. I'm optimistic that Europe's economies can continue to improve. Since the beginning of 1999, the European Central Bank has cut interest rates and the euro has depreciated 9% against the dollar. The weaker euro could bode well for European exporters. Consumer spending also is expected to be fairly strong, and stronger domestic growth could allow more small company stocks to perform well. My outlook on Japan is a bit more tentative. We've begun to see signs of gradual improvement, but nothing to write home about yet. I'd like to see more concrete evidence of a turnaround in Japan before I commit to that market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)
FUND FACTS

GOAL: seeks growth of capital primarily
through investments in foreign securities

FUND NUMBER: 335

TRADING SYMBOL: FIVFX

START DATE: November 1, 1994

SIZE: as of April 30, 1999, more than
$427 million

MANAGER: Richard Mace, since inception;
joined Fidelity in 1987

RICK MACE DISCUSSES HIS VALUE
INVESTING DISCIPLINE:

"There are broad differences in the way different investors define value. Many define value as a stock that is trading at low valuation multiples, such as a low price-to-earnings ratio (P/E), price-to-book value or price-to-cash flow. While all of these measures have historically been useful, I feel they are weak indicators of value.

"A stock's P/E ratio is simply the price of the stock divided by its earnings per share. In other words, P/E multiples give an investor an idea of how much he or she is paying for a company's earnings power. My investment process looks for stocks with low P/E multiples relative to estimated earnings growth rates. A stock is not a good value based solely on the fact that it is trading at a P/E of seven, for example. It is only a good value if the company can grow its earnings and generate a positive return for shareholders.

"Accordingly, I would rather have a stock that is trading at a P/E of 20 and has the opportunity to grow earnings at 20% per year than to own one with a P/E of seven that is not likely to grow its earnings. Once I sift through the stock universe for companies with low multiples relative to their estimated earnings growth rates, I then subject potential investments to intensive fundamental research to determine their attractiveness. Emphasis is placed on balance sheet quality, free cash flow, return on capital and management's dedication to generating shareholder value. Stocks and industries that make the grade are then compared to peer groups in both the local and international markets to determine their relative attractiveness to competitors.

"This, in a nutshell, is the stock selection process that I use in constructing the fund's portfolio. Weightings by geographic markets and industry sectors are a residual of this stock-picking process."

INTERNATIONAL VALUE

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999

United States 12.0%
France 15.7%
United Kingdom
11.7%
Germany 7.9%
Switzerland 4.1%
Italy 8.4%
Spain 4.2%
Other 11.9%
Japan 16.6%
Netherlands 7.5%

Row: 1, Col: 1, Value: 15.7
Row: 1, Col: 2, Value: 7.9
Row: 1, Col: 3, Value: 8.4
Row: 1, Col: 4, Value: 16.6
Row: 1, Col: 5, Value: 7.5
Row: 1, Col: 6, Value: 11.9
Row: 1, Col: 7, Value: 4.2
Row: 1, Col: 8, Value: 4.1
Row: 1, Col: 9, Value: 11.7
Row: 1, Col: 10, Value: 12.0

PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE

AS OF OCTOBER 31, 1998

United States 4.7%
France 17.1%
United Kingdom 11.5%
Switzerland 8.2%
Germany 9.1%
Italy 3.7%
Spain 4.4%
Japan 13.8%
Other 18.5%
Netherlands 9.0%

Row: 1, Col: 1, Value: 17.1
Row: 1, Col: 2, Value: 9.1
Row: 1, Col: 3, Value: 3.7
Row: 1, Col: 4, Value: 13.8
Row: 1, Col: 5, Value: 9.0
Row: 1, Col: 6, Value: 18.5
Row: 1, Col: 7, Value: 4.4
Row: 1, Col: 8, Value: 8.199999999999999
Row: 1, Col: 9, Value: 11.5
Row: 1, Col: 10, Value: 4.7

PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE

ASSET ALLOCATION

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 6
                                                        MONTHS AGO

Stocks, investment companies   91.9                     95.8
and equity futures

Short-term investments         8.1                      4.2




TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Elf Aquitaine (France, Oil &    6.0                      1.7
Gas)

Telecom Italia Spa  (Italy,     4.9                      1.1
Telephone Services)

Mannesmann AG  (Germany,        4.3                      2.3
Cellular)

AirTouch Communications, Inc.   3.9                      0.0
(United States of America,
Cellular)

Telefonica SA  (Spain,          3.4                      3.8
Telephone Services)

Nokia AB  (Finland,             3.0                      3.5
Communications Equipment)

Akzo Nobel NV (Netherlands,     3.0                      1.0
Chemicals & Plastics)

Nestle SA (Reg.)                2.9                      1.4
(Switzerland, Foods)

Banque Nationale de Paris       2.7                      1.4
(France, Banks)

DDI Corp.  (Japan, Telephone    2.3                      0.7
Services)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

UTILITIES                       22.1                     16.9

FINANCE                         21.0                     26.8

ENERGY                          7.9                      4.8

TECHNOLOGY                      7.2                      11.0

HEALTH                          6.0                      5.3

NONDURABLES                     5.2                      2.8

DURABLES                        4.3                      5.0

BASIC INDUSTRIES                4.1                      2.3

SERVICES                        2.0                      4.7

RETAIL & WHOLESALE              1.9                      1.9


INTERNATIONAL VALUE

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 83.6%

                                 SHARES                    VALUE (NOTE 1)

AUSTRALIA - 1.2%

Australia & New Zealand           406,000                  $ 3,214,042
Banking  Group Ltd.

WMC Ltd.                          427,074                   1,844,368

                                                            5,058,410

FINLAND - 3.0%

Nokia AB                          179,600                   13,324,069

FRANCE - 15.7%

AXA SA de CV                      61,000                    7,892,507

Banque Nationale de Paris         141,200                   11,728,476

Cap Gemini SA                     5,800                     888,608

Compagnie Generale de             200,000                   2,100,000
Geophysique SA sponsored ADR
(a)

Elf Aquitaine                     168,600                   26,343,744

Groupe Danone                     11,200                    3,000,216

Sanofi SA                         43,150                    6,775,415

Societe Generale, France          10,000                    1,793,607
Class A

Vivendi SA                        34,110                    7,985,174

                                                            68,507,747

GERMANY - 7.4%

BASF AG                           105,700                   4,655,671

DaimlerChrysler AG (Reg.)         48,119                    4,724,684

Deutsche Bank AG (RFD)            74,100                    4,158,225

Mannesmann AG                     142,800                   18,687,905

                                                            32,226,485

HONG KONG - 1.3%

Dah Sing Financial Holdings       498,000                   1,570,846
Ltd.

Dao Heng Bank Group Ltd.          293,500                   1,192,735

Johnson Electric Holdings         453,000                   1,352,928
Ltd.

Wing Hang Bank Ltd.               454,500                   1,389,657

                                                            5,506,166

IRELAND - 1.2%

Bank of Ireland, Inc.             270,785                   5,422,397

ITALY - 6.9%

Assicurazioni Generali Spa        66,700                    2,601,007

Banca Commerciale Italiana Spa    316,200                   2,616,069

San Paolo-IMI Spa                 217,500                   3,277,012

Telecom Italia Spa                2,036,200                 21,621,808

                                                            30,115,896

JAPAN - 12.6%

DDI Corp.                         1,989                     9,880,021

Fuji Photo Film Co. Ltd.          130,000                   4,911,208

Honda Motor Co. Ltd.              105,000                   4,639,687

Ito-Yokado Co. Ltd.               40,000                    2,456,023

Kyocera Corp.                     92,000                    5,463,896

Matsushita Electric               260,000                   4,943,876
Industrial Co. Ltd.

Nichicon Corp.                    357,000                   4,709,960

Nikko Securities Co. Ltd.         116,000                   665,606



                                 SHARES                    VALUE (NOTE 1)

Nomura Securities Co. Ltd.        543,000                  $ 5,858,468

Ryohin Keikaku Co. Ltd.           12,400                    2,259,172

Takeda Chemical Industries        80,000                    3,477,969
Ltd.

Terumo Corp.                      272,000                   5,923,940

                                                            55,189,826

LUXEMBOURG - 0.3%

Stolt Comex Seaway SA             120,000                   1,500,000

MEXICO - 2.0%

Banacci SA de CV Class O (a)      3,244,000                 8,210,231

Empresas ICA Sociedad             42,100                    276,281
Controladora SA de CV
sponsored ADR

Tubos de Acero de Mexico SA       18,900                    209,081
sponsored ADR

                                                            8,695,593

NETHERLANDS - 7.5%

Akzo Nobel NV                     287,100                   12,995,208

Beter Bed Holding NV              51,100                    1,474,353

ING Groep NV                      139,148                   8,589,333

Koninklijke (Royal) Philips       52,100                    4,495,824
Electronics NV

Samas Groep NV                    92,500                    1,361,352

Vedior NV                         88,400                    1,993,636

Vnu NV                            45,600                    1,849,173

                                                            32,758,879

SINGAPORE - 0.0%

Allgreen Properties Ltd.          53,000                    32,188

SPAIN - 4.2%

Banco Santander Central           151,900                   3,306,700
Hispano SA

Telefonica SA                     318,300                   14,946,661

                                                            18,253,361

SWITZERLAND - 4.1%

Credit Suisse Group (Reg.)        27,100                    5,379,101

Nestle SA (Reg.)                  6,700                     12,410,827

                                                            17,789,928

TAIWAN - 0.6%

Taiwan Semiconductor              754,000                   2,547,921
Manufacturing Co. Ltd.

UNITED KINGDOM - 11.7%

Allied Zurich PLC (a)             148,350                   1,969,293

Arcadia Group PLC                 756,500                   3,412,420

Caradon PLC                       2,385,800                 6,072,768

HSBC Holdings PLC Ord.            5,321                     203,074

Lloyds TSB Group PLC              296,500                   4,779,003

MFI Furniture Group PLC           2,644,200                 1,916,913

Rentokil Initial PLC              733,500                   4,321,953

Reuters Group PLC                 147,800                   2,004,851

Royal & Sun Alliance              214,700                   1,853,926
Insurance  Group PLC

Shell Transport & Trading Co.     834,600                   6,320,416
PLC (Reg.)

SmithKline Beecham PLC            742,400                   9,753,313

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Standard Chartered PLC            212,800                  $ 3,853,306

Unilever PLC                      517,800                   4,635,932

                                                            51,097,168

UNITED STATES OF AMERICA - 3.9%

AirTouch Communications, Inc.     184,400                   17,218,350
(a)

TOTAL COMMON STOCKS                                         365,244,384
(Cost $305,175,328)

NONCONVERTIBLE PREFERRED
STOCKS - 2.0%



GERMANY - 0.5%

Wella AG                          2,900                     2,302,890

ITALY - 1.5%

Telecom Italia Spa Risp           1,161,620                 6,249,240

TOTAL NONCONVERTIBLE                                        8,552,130
PREFERRED STOCKS
(Cost $9,623,933)

INVESTMENT COMPANIES - 2.3%



EMERGING MARKETS - 2.3%

Asia Tigers Fund, Inc.            559,700                   4,862,394

Templeton Dragon Fund, Inc.       554,100                   5,333,213

TOTAL INVESTMENT COMPANIES                                  10,195,607
(Cost $10,064,358)

GOVERNMENT OBLIGATIONS - 0.5%

MOODY'S RATINGS (UNAUDITED)              PRINCIPAL AMOUNT

UNITED STATES OF AMERICA - 0.5%

U.S. Treasury Bills, yields       -      $ 2,300,000        2,283,301
at date of purchase 4.34% to
4.41% 7/1/99 (c) (Cost
$2,282,855)

CASH EQUIVALENTS - 11.6%

                                           SHARES

Taxable Central Cash Fund (b)             50,704,882        50,704,882
(Cost $50,704,882)

TOTAL INVESTMENT IN                                         $ 436,980,304
SECURITIES - 100%
(Cost $377,851,356)


FUTURES CONTRACTS

                          EXPIRATION DATE      UNDERLYING FACE AMOUNT      UNREALIZED GAIN/(LOSS)

PURCHASED

110 Nikkei 225 Index      Jun. 1999            $ 9,168,500                 $ 197,719
Contracts (Japan)

75 Topix Index Contracts  Jun. 1999             8,467,337                   436,358
(Japan)

                                               $ 17,635,837                $ 634,077


THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF INVESTMENT IN SECURITIES - 4.0%

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security or a portion of security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,886,205.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $431,598,996 and $508,306,328, respectively.

The market value of futures contracts opened and closed during the period amounted to $39,685,812 and $23,016,318, respectively.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,694,000. The weighted average interest rate was 5.20%.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $378,401,888. Net unrealized appreciation aggregated $58,578,416, of which $70,415,273 related to appreciated investment securities and $11,836,857 related to depreciated investment securities.

At October 31, 1998, the fund had a capital loss carryforward of approximately $18,475,000 all of which will expire on October 31, 2006

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

BASIC INDUSTRIES              4.1%

CASH EQUIVALENTS              11.6

CONSTRUCTION & REAL ESTATE    1.8

DURABLES                      4.3

ENERGY                        7.9

FINANCE                       21.0

GOVERNMENT OBLIGATIONS        0.5

HEALTH                        6.0

INDUSTRIAL MACHINERY &        1.3
EQUIPMENT

INVESTMENT COMPANIES          2.3

MEDIA & LEISURE               0.4

NONDURABLES                   5.2

PRECIOUS METALS               0.4

RETAIL & WHOLESALE            1.9

SERVICES                      2.0

TECHNOLOGY                    7.2

UTILITIES                      22.1

                              100.0%

INTERNATIONAL VALUE

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                             APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 436,980,304
value  (cost $377,851,356) -
 See accompanying schedule

Cash                                          2,019

Foreign currency held at                      1,804,938
value  (cost $1,804,938)

Receivable for investments                    2,243,068
sold

Receivable for fund shares                    432,776
sold

Dividends receivable                          1,318,224

Interest receivable                           170,463

Other receivables                             9,362

 TOTAL ASSETS                                 442,961,154

LIABILITIES

Payable for investments        $ 10,956,841
purchased

Payable for fund shares         3,768,621
redeemed

Accrued management fee          292,380

Payable for daily variation     240,307
on  futures contracts

Other payables and  accrued     190,840
expenses

 TOTAL LIABILITIES                            15,448,989

NET ASSETS                                   $ 427,512,165

Net Assets consist of:

Paid in capital                              $ 356,217,464

Distributions in excess of                    (1,327,552)
net investment income

Accumulated undistributed net                 12,731,433
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   59,890,820
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 29,073,527                   $ 427,512,165
shares outstanding

NET ASSET VALUE, offering                     $14.70
price  and redemption price
per share ($427,512,165
(divided by) 29,073,527
shares)

STATEMENT OF OPERATIONS
                                              SIX MONTHS ENDED APRIL 30,
                                              1999 (UNAUDITED)

INVESTMENT INCOME                             $ 1,919,799
Dividends

Interest                                       750,559

                                               2,670,358

Less foreign taxes withheld                    (186,534)

 TOTAL INCOME                                  2,483,824

EXPENSES

Management fee Basic fee         $ 1,554,517

 Performance adjustment           131,303

Transfer agent fees               514,651

Accounting fees and expenses      131,669

Non-interested trustees'          701
compensation

Custodian fees and expenses       94,530

Registration fees                 26,332

Audit                             17,599

Legal                             1,039

Interest                          1,067

Miscellaneous                     2,468

 Total expenses before            2,475,876
reductions

 Expense reductions               (103,787)    2,372,089

NET INVESTMENT INCOME                          111,735

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            33,697,900

 Foreign currency transactions    (107,927)

 Futures contracts                332,266      33,922,239

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            40,380,581

 Assets and liabilities in        85,931
foreign currencies

 Futures contracts                634,077      41,100,589

NET GAIN (LOSS)                                75,022,828

NET INCREASE (DECREASE) IN                    $ 75,134,563
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                             $ 102,746
Expense reductions Directed
brokerage arrangements

 Transfer agent credits                        1,041

                                              $ 103,787

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 111,735                   $ 3,233,365
income

 Net realized gain (loss)         33,922,239                  (19,725,721)

 Change in net unrealized         41,100,589                  7,859,169
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       75,134,563                  (8,633,187)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (268,305)                   (1,833,828)
From net investment income

 In excess of net investment      (1,327,552)                 -
income

 From net realized gain           -                           (8,557,828)

 TOTAL DISTRIBUTIONS              (1,595,857)                 (10,391,656)

Share transactions Net            315,797,066                 689,788,871
proceeds from sales of shares

 Reinvestment of distributions    1,458,882                   9,766,146

 Cost of shares redeemed          (372,037,535)               (674,521,648)

 NET INCREASE (DECREASE) IN       (54,781,587)                25,033,369
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       18,757,119                  6,008,526
IN NET ASSETS

NET ASSETS

 Beginning of period              408,755,046                 402,746,520

 End of period (including        $ 427,512,165               $ 408,755,046
under (over) distribution of
net investment income of
$(1,327,552) and
$3,827,529, respectively)

OTHER INFORMATION
Shares

 Sold                             23,391,726                  53,050,043

 Issued in reinvestment of        112,655                     821,375
distributions

 Redeemed                         (27,504,554)                (53,089,578)

 Net increase (decrease)          (4,000,173)                 781,840


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1998                     1997       1996       1995 G

Net asset value, beginning of    $ 12.36                          $ 12.47                  $ 11.33    $ 10.63    $ 10.00
period

Income from Investment
Operations

Net investment income             .00 D                            .09 D                    .13 D      .16 E      .11 D

Net realized and unrealized       2.39                             .14 F                    1.33       .85        .52
gain (loss)

Total from investment             2.39                             .23                      1.46       1.01       .63
operations

Less Distributions

 From net investment income       (.01)                            (.06)                    (.10)      (.01)      -

 In excess of net investment      (.04)                            -                        -          -          -
income

From net realized gain            -                                (.28)                    (.22)      (.30)      -

Total distributions               (.05)                            (.34)                    (.32)      (.31)      -

Net asset value, end of period   $ 14.70                          $ 12.36                  $ 12.47    $ 11.33    $ 10.63

TOTAL RETURN B, C                 19.39%                           1.95%                    13.20%     9.64%      6.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 427,512                        $ 408,755                $ 402,747  $ 270,865  $ 56,828
(000 omitted)

Ratio of expenses to average      1.19% A                          1.23%                    1.30%      1.28%      1.72%
net assets

Ratio of expenses to average      1.14% A, H                       1.21% H                  1.28% H    1.26% H    1.72%
net assets after expense
reductions

Ratio of net investment           .05% A                           .71%                     1.03%      1.74%      1.08%
income to average net assets

Portfolio turnover rate           223% A                           137%                     86%        71%        109%


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.04 PER
SHARE.

F THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.

G FOR THE PERIOD NOVEMBER 1,
1994 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1995.

H FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

OVERSEAS

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY OVERSEAS              16.09%         3.36%        59.05%        134.69%

MSCI EAFE                      15.40%         9.74%        52.59%        79.68%

International Funds Average    15.11%         3.24%        50.24%        142.81%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 1999 the index included over 1,020 equity securities of companies domiciled in 20 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 597 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY OVERSEAS              3.36%        9.73%         8.91%

MSCI EAFE                      9.74%        8.82%         6.04%

International Funds Average    3.24%        8.29%         8.97%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             Overseas                    MS EAFE (Net MA tax)
             00094                       MS001
  1989/04/30      10000.00                    10000.00
  1989/05/31       9518.98                     9455.97
  1989/06/30       9240.89                     9296.79
  1989/07/31      10157.84                    10464.22
  1989/08/31       9921.08                     9993.60
  1989/09/30      10450.96                    10448.83
  1989/10/31       9883.50                    10029.02
  1989/11/30      10443.44                    10533.17
  1989/12/31      11117.69                    10921.82
  1990/01/31      10865.37                    10515.44
  1990/02/28      10640.66                     9781.51
  1990/03/31      10991.53                     8762.51
  1990/04/30      10963.94                     8692.98
  1990/05/31      11709.06                     9684.85
  1990/06/30      11918.01                     9599.55
  1990/07/31      12505.43                     9734.77
  1990/08/31      11121.63                     8789.44
  1990/09/30       9887.65                     7564.51
  1990/10/31      10829.89                     8743.20
  1990/11/30      10471.13                     8227.45
  1990/12/31      10383.65                     8360.74
  1991/01/31      10614.03                     8631.16
  1991/02/28      10999.39                     9556.41
  1991/03/31      10639.16                     8982.72
  1991/04/30      10789.95                     9070.93
  1991/05/31      10810.90                     9165.58
  1991/06/30      10132.34                     8492.09
  1991/07/31      10685.24                     8909.32
  1991/08/31      10764.82                     8728.39
  1991/09/30      11238.14                     9220.31
  1991/10/31      11275.84                     9351.02
  1991/11/30      10869.54                     8914.47
  1991/12/31      11278.04                     9374.84
  1992/01/31      11407.52                     9174.60
  1992/02/29      11170.89                     8846.22
  1992/03/31      10938.72                     8262.22
  1992/04/30      11603.97                     8301.50
  1992/05/31      12104.03                     8857.16
  1992/06/30      11818.28                     8437.05
  1992/07/31      11068.20                     8221.12
  1992/08/31      10974.44                     8736.75
  1992/09/30      10519.03                     8564.23
  1992/10/31       9804.66                     8114.99
  1992/11/30       9755.55                     8191.36
  1992/12/31       9986.06                     8233.72
  1993/01/31      10277.11                     8232.71
  1993/02/28      10487.87                     8481.40
  1993/03/31      11200.44                     9220.68
  1993/04/30      11978.25                    10095.75
  1993/05/31      12254.25                    10308.97
  1993/06/30      11963.20                    10148.13
  1993/07/31      12510.17                    10503.36
  1993/08/31      13217.73                    11070.37
  1993/09/30      13102.31                    10821.18
  1993/10/31      13629.22                    11154.66
  1993/11/30      13006.97                    10179.63
  1993/12/31      13985.89                    10914.67
  1994/01/31      14980.14                    11837.46
  1994/02/28      14699.71                    11804.67
  1994/03/31      14276.52                    11296.23
  1994/04/30      14755.80                    11775.52
  1994/05/31      14567.14                    11707.91
  1994/06/30      14373.39                    11873.36
  1994/07/31      14776.19                    11987.55
  1994/08/31      14990.34                    12271.36
  1994/09/30      14577.34                    11884.86
  1994/10/31      14873.07                    12280.63
  1994/11/30      14261.22                    11690.42
  1994/12/31      14163.62                    11763.62
  1995/01/31      13556.61                    11311.72
  1995/02/28      13566.99                    11279.25
  1995/03/31      13971.66                    11982.75
  1995/04/30      14371.15                    12433.41
  1995/05/31      14573.49                    12285.19
  1995/06/30      14682.44                    12069.75
  1995/07/31      15341.33                    12821.17
  1995/08/31      14915.90                    12332.09
  1995/09/30      15123.43                    12572.94
  1995/10/31      14822.52                    12234.97
  1995/11/30      14988.54                    12575.40
  1995/12/31      15446.17                    13082.06
  1996/01/31      15738.41                    13135.77
  1996/02/29      15770.29                    13180.18
  1996/03/31      16004.08                    13460.07
  1996/04/30      16439.78                    13851.40
  1996/05/31      16445.10                    13596.51
  1996/06/30      16567.31                    13673.03
  1996/07/31      16105.04                    13273.40
  1996/08/31      16221.93                    13302.49
  1996/09/30      16689.52                    13655.88
  1996/10/31      16514.17                    13516.14
  1996/11/30      17385.58                    14053.92
  1996/12/31      17469.35                    13873.14
  1997/01/31      17480.68                    13390.35
  1997/02/28      17871.53                    13612.63
  1997/03/31      18030.14                    13664.36
  1997/04/30      18166.08                    13739.51
  1997/05/31      19276.33                    14636.29
  1997/06/30      20278.95                    15445.68
  1997/07/31      20953.02                    15697.75
  1997/08/31      19395.28                    14527.49
  1997/09/30      20783.09                    15343.50
  1997/10/31      19327.31                    14168.03
  1997/11/30      19236.68                    14026.35
  1997/12/31      19376.99                    14151.33
  1998/01/31      19996.29                    14801.15
  1998/02/28      21121.75                    15753.61
  1998/03/31      22086.43                    16241.65
  1998/04/30      22705.73                    16372.89
  1998/05/31      22670.00                    16296.43
  1998/06/30      22449.67                    16422.73
  1998/07/31      22640.23                    16592.21
  1998/08/31      18555.22                    14539.59
  1998/09/30      18543.31                    14097.00
  1998/10/31      20216.62                    15569.71
  1998/11/30      21401.63                    16370.46
  1998/12/31      21864.59                    17019.39
  1999/01/31      22174.51                    16972.24
  1999/02/28      21572.90                    16570.85
  1999/03/31      22478.36                    17265.83
  1999/04/30      23468.89                    17968.20
IMATRL PRASUN   SHR__CHT 19990430 19990514 092047 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on April 30, 1989. As the chart shows, by April 30, 1999, the value of the investment would have grown to $23,469 - a 134.69% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,968 - a 79.68% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

OVERSEAS

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Richard Mace)

An interview with Richard Mace, Portfolio Manager of
Fidelity Overseas Fund

Q. HOW DID THE FUND PERFORM, RICK?

A. It was a pretty good period. For the six months that ended April 30, 1999, the fund returned 16.09%. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 15.40% during that time, while the international funds average - as tracked by Lipper Inc. - returned 15.11%. For the 12 months that ended April 30, 1999, the fund returned 3.36%, while the EAFE index and Lipper average returned 9.74% and 3.24%, respectively, during the same time.

Q. WHAT FACTORS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE
DURING THE PERIOD?

A. Good stock selection in several industries - especially telecommunications - helped performance. The telecommunications industry has undergone a major transformation, sparked primarily by worldwide privatization, deregulation and technological advances. This spawned a rash of mergers, acquisitions and alliances among industry participants seeking to expand their global market shares and defend their positions at home. The fund's stakes in companies such as Japan's NTT Mobile and DDI Corp., and the United Kingdom's British Telecommunications and Vodafone Group, performed very nicely. The fund's energy-related investments - which represented about 8% of the portfolio at the end of the period - also performed well as the price of oil perked up again. When I look at oil companies, I don't try to guess where prices will go. Instead, I try to focus on what price the energy stocks currently reflect. If BP Amoco and Shell are reflecting a $12 per barrel oil price, I need to decide whether that price is sustainable for the next five years. Recently, we began to see cuts being made in oil production as well as a pick-up in overall demand. This helped the fund's top three holdings - Elf Aquitaine, BP Amoco and Shell - post strong results.

Q. WHAT FACTORS HINDERED THE FUND'S PERFORMANCE?

A. A major underweighting - relative to the EAFE Index - in Japanese banks detracted from performance. Bank shares in general soared following the Japanese government's unveiling of a plan to inject capital into the country's troubled banking system. However, I could find no great benefit to the shareholders of these banks, so I decided to avoid them. In addition, the fund's food and household products positions declined during the period, namely Swiss-based Nestle and France's Danone. These companies were hit particularly hard, as investors became concerned that economic weakness would bite into their sales.

Q. THE FUND'S COMBINED INVESTMENTS IN JAPAN, THE U.K. AND FRANCE WERE AROUND 51% AT THE CLOSE OF THE PERIOD. HOW DID YOU POSITION THE FUND WITHIN THESE MARKETS AND HOW DID EACH PERFORM?

A. The fund was underweighted - at 17% and 21%, respectively - in both Japan and the U.K. relative to the EAFE index during the period. At approximately 13%, the fund was overweighted in France. The underweighting in Japan hurt somewhat, as the Japanese market turned the corner a bit and beat the EAFE's return over the past six months. The fund's investments in France performed well for the most part, but the Euro muted much of that performance. The fund's U.K. positions, while moderately underweighted relative to the index, outperformed it. It's important to note that the fund's country weightings are accumulated strictly as a result of my stock selection process. If our research team uncovers more stocks that meet my investing criteria in a particular country, the fund may be overweighted in that market. The opposite may hold true for those markets where we find fewer opportunities.

Q. YOU MENTIONED THAT JAPAN MAY HAVE TURNED A CORNER DURING THE
PERIOD. HOW SO?

A. While it's much too early to say that Japan is climbing out of its economic woes, there were some signs of gradual improvement. The Japanese government has shown a willingness to provide financial aid to companies for internal improvement measures. In addition to that, more and more company executives in Japan are being rewarded with stock options. This gives companies the incentive to work hard to improve their share price. These developments had a positive effect on the Japanese equity market, most notably in the small-company category.

Q. WHICH OTHER INVESTMENTS STOOD OUT AMONG THE FUND'S TOP
CONTRIBUTORS?

A. The fund's long-standing position in Finnish telecom company Nokia generated good results. When I looked at the stock a year and a half ago, it was trading at a price-to-earnings (P/E) ratio of 20 and the company was growing its earnings at an annual clip of 30% to 40%. On that basis, when I compared Nokia to its counterpart growth stocks in the U.S., the stock should have been trading at a higher P/E multiple. Thus, I felt the valuation was attractive. Add to that the fact that Nokia's cellular phone sales were booming at a time when its major competitors were struggling and the fund ended up with a positive performer during the period.

Q. WHAT'S YOUR OUTLOOK?

A. I'm optimistic that Europe's economies can continue to improve. Since the beginning of 1999, the European Central Bank has cut interest rates and the euro has depreciated 9% against the dollar. A weaker euro could bode well for European exporters. Consumer spending also is expected to be fairly strong, and stronger domestic growth could allow more small company stocks to perform well. My outlook on Japan is a bit more tentative. We've begun to see signs of gradual improvement, but nothing to write home about yet. I'd like to see more concrete evidence of a turnaround in Japan before I commit to that market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)
FUND FACTS

GOAL: seeks growth of capital primarily
through investments in foreign securities

FUND NUMBER: 094

TRADING SYMBOL: FOSFX

START DATE: December 4, 1984

SIZE: as of April 30, 1999, more than
$3.9 billion

MANAGER: Richard Mace, since 1996; joined
Fidelity in 1987

RICK MACE ON HOW HIS INVESTMENT
STRATEGY SHAPES THE BLUEPRINTS FOR
PORTFOLIO CONSTRUCTION . . .

"One of my main focuses in structuring the portfolio is to try to maximize the risk-adjusted return of the fund. Generally, I'm looking for stocks that have two or three times more upside potential than downside. To keep the risk level in check, the fund typically has been broadly diversified - with over 300 different holdings. The portfolio hasn't been highly concentrated, with the top 10 positions accounting for only around 15% of the fund's total assets at the end of the period.

"Country and industry weightings also are widely diversified; more than two-thirds of the portfolio has been constructed through individual security selection rather than through market or industry selection factors. Most of my investment ideas emanate from our research analysts, located in the U.S., London, Tokyo and Hong Kong. It is these people who provide the fundamental analysis upon which I base my investment decisions, and I owe a lot of the fund's relative success to their efforts. Largely through this research, I was drawn to the opportunities that cyclical stocks seemed to offer. These stocks performed well during the period, and the fund benefited from its positions in energy companies. In fact, the fund's top three holdings were oil-related stocks that received a nice boost from the recent pickup in oil prices. Again, I try not to make large bets on any given industry, but I do try to pick those investments that have the best risk return characteristics."
 . . . AND ON SMALL- AND MID-CAP STOCKS:

"One strategy I followed towards the end of the period was to move out of some of the fund's Japanese-based small- and mid-cap stocks and rotate into U.K.-based small- and mid-caps. My reasoning? The Japanese stocks had done very well through the period and, with the economic outlook still relatively uncertain there, I wanted to take advantage of this strong performance. In the U.K., the small- and mid-cap sectors have done poorly of late and I've been able to detect some good buying opportunities. Many of these stocks are somewhat cyclical; some are driven by the consumer and some driven by industry. Many also were valued attractively for the type of growth they were offering."

OVERSEAS

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999

Australia 3.1%
United States 6.9%
France 12.8%
United Kingdom 21.0%
Germany 8.2%
Italy 4.6%
Switzerland 6.1%
Japan 17.1%
Other 12.8%
Netherlands 7.4%

Row: 1, Col: 1, Value: 3.1
Row: 1, Col: 2, Value: 12.8
Row: 1, Col: 3, Value: 8.199999999999999
Row: 1, Col: 4, Value: 4.6
Row: 1, Col: 5, Value: 17.1
Row: 1, Col: 6, Value: 7.4
Row: 1, Col: 7, Value: 12.8
Row: 1, Col: 8, Value: 6.1
Row: 1, Col: 9, Value: 21.0
Row: 1, Col: 10, Value: 6.9

PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE

AS OF OCTOBER 31, 1998

United States 11.6%
France 15.2%
United Kingdom 17.3%
Germany 9.2%
Italy 4.3%
Switzerland 6.8%
Sweden 3.1%
Japan 15.3%
Other 9.4%
Netherlands 7.8%

Row: 1, Col: 1, Value: 15.2
Row: 1, Col: 2, Value: 9.199999999999999
Row: 1, Col: 3, Value: 4.3
Row: 1, Col: 4, Value: 15.3
Row: 1, Col: 5, Value: 7.8
Row: 1, Col: 6, Value: 9.4
Row: 1, Col: 7, Value: 3.1
Row: 1, Col: 8, Value: 6.8
Row: 1, Col: 9, Value: 17.3
Row: 1, Col: 10, Value: 11.6

PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE

ASSET ALLOCATION

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                        MONTHS AGO

Stocks, investment companies   93.3                     94.8
and equity futures

Bonds                          1.0                      0.2

Short-term investments         5.7                      5.0




TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Elf Aquitaine  (France, Oil &   2.1                      1.8
Gas)

BP Amoco PLC  (United           1.8                      0.9
Kingdom, Oil & Gas)

Shell Transport & Trading Co.   1.6                      0.8
 PLC (Reg.)  (United
Kingdom, Oil & Gas)

Telecom Italia Spa  (Italy,     1.5                      0.1
Telephone Services)

SmithKline Beecham PLC          1.4                      1.4
(United Kingdom, Drugs &
Pharmaceuticals)

Nokia AB  (Finland,             1.4                      1.2
Communications Equipment)

Telefonica SA  (Spain,          1.3                      1.7
Telephone Services)

Novartis AG (Reg.)              1.3                      1.8
(Switzerland, Drugs &
Pharmaceuticals)

Takeda Chemical Industries      1.3                      1.1
Ltd. (Japan, Drugs &
Pharmaceuticals)

Lloyds TSB Group PLC  (United   1.2                      1.2
Kingdom, Banks)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

FINANCE                         23.7                     21.1

UTILITIES                       15.3                     14.3

HEALTH                          7.9                      8.5

ENERGY                          7.7                      7.2

NONDURABLES                     5.7                      4.6

TECHNOLOGY                      5.6                      5.4

DURABLES                        4.8                      5.9

BASIC INDUSTRIES                3.8                      4.3

INDUSTRIAL MACHINERY  &         3.7                      5.5
EQUIPMENT

RETAIL & WHOLESALE              3.2                      2.5


OVERSEAS

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 88.6%

                                 SHARES                       VALUE (NOTE 1)

AUSTRALIA - 2.8%

AMP Ltd.                          404,000                     $ 4,715,822

Australia & New Zealand           1,668,797                    13,210,797
Banking  Group Ltd.

Brambles Industries Ltd.          90,600                       2,660,673

Broken Hill Proprietary Co.       910,658                      10,289,073
Ltd. (The)

Cable & Wireless Optus Ltd.       2,308,800                    5,191,545
(a)

Coles Myer Ltd.                   1,345,626                    7,145,246

Commonwealth Bank of Australia    213,700                      3,888,709

CSR Ltd.                          452,517                      1,209,059

David Jones Ltd.                  1,298,600                    1,308,856

Fosters Brewing Group Ltd.        993,700                      2,896,865

Goodman Fielder Ltd.              2,014,700                    1,945,336

National Australia Bank Ltd.      766,800                      14,919,564

News Corp. Ltd.                   1,192,617                    9,988,569

News Corp. Ltd. sponsored ADR     82,300                       2,515,294
 (ltd. vtg.)

North Ltd.                        849,100                      1,796,967

Rio Tinto Ltd.                    408,000                      6,867,194

Smith (Howard) Ltd.               82,200                       698,890

WMC Ltd.                          4,608,671                    19,903,078

Woodside Petroleum Ltd.           374,362                      2,550,118

                                                               113,701,655

BELGIUM - 0.5%

Electrabel SA                     23,500                       7,765,610

Fortis B                          235,800                      7,926,865

Solvay & Compagnie SA             31,200                       2,180,281

Tractebel                         13,500                       1,859,623

                                                               19,732,379

CANADA - 1.0%

BCE, Inc.                         535,600                      24,445,710

Celestica, Inc. (sub-vtg.) (a)    92,500                       3,682,224

Cinar Films, Inc. Class B         251,800                      5,256,325
(sub-vtg.) (a)

Newbridge Networks Corp. (a)      59,700                       2,212,629

Noranda, Inc.                     198,400                      2,655,319

                                                               38,252,207

DENMARK - 0.6%

Den Danske Bank Group AS          55,500                       6,401,840

International Service Systems     56,500                       3,322,961
AS Class B

Tele Danmark AS Class B           35,400                       3,654,838

Unidanmark AS Class A             129,600                      8,914,129

                                                               22,293,768

FINLAND - 2.2%

Helsinki Telephone Corp.          52,100                       2,201,023
Class E

Merita Ltd. Series A              257,800                      1,542,216

Nokia AB                          733,600                      54,423,927

Sampo Insurance Co. Ltd.          177,300                      5,596,089

Sonera Group PLC (c)              134,800                      2,683,253

Stora Enso Oyj                    117,000                      1,368,870



                                 SHARES                       VALUE (NOTE 1)

Teito Corp. Class B               124,000                     $ 4,949,678

UPM-Kymmene Corp.                 499,100                      15,140,009

                                                               87,905,065

FRANCE - 12.6%

Alcatel Alsthom Compagnie         58,600                       7,123,564
Generale d'Electricite SA
(RFD)

Atos SA (a)                       64,800                       5,557,429

AXA SA de CV                      250,765                      32,445,320

Banque Nationale de Paris         411,400                      34,172,061

Canal Plus SA                     16,100                       4,486,686

Cap Gemini SA                     63,222                       9,686,139

Castorama Dubois                  42,200                       10,120,328
Investissements SA

Club Mediterranee SA (a)          40,000                       3,705,800

Coflexip SA sponsored ADR         149,100                      6,634,950

Compagnie de St. Gobain           73,100                       12,577,221

Compagnie Financiere de           93,800                       9,991,133
Paribas  Class A (Reg.)

Elf Aquitaine                     530,000                      82,812,486

France Telecom SA                 379,200                      30,694,443

Groupe Danone                     74,300                       19,903,217

L'Oreal SA                        9,030                        5,793,944

Lafarge SA                        53,862                       5,246,676

Lagardere S.C.A. (Reg.)           121,800                      4,833,490

LVMH Moet Hennessy Louis          11,300                       3,036,575
Vuitton

Michelin SA (Compagnie            174,689                      7,944,063
Generale des Etablissements)
Class B

Pechiney SA Class A               29,450                       1,247,266

Pinault Printemps SA              30,900                       5,136,556

Rhone-Poulenc SA Class A          274,625                      12,941,693

Sanofi SA                         120,100                      18,858,107

Scor SA                           209,000                      10,444,850

Seita                             54,320                       3,278,299

Societe Generale, France          109,900                      19,711,743
Class A

Suez Lyonnaise des Eaux           121,500                      20,711,716

Television Francaise 1 SA         61,300                       12,007,321
(T.F.1)

Total SA Class B                  328,690                      44,701,840

Union Assurances Federales SA     95,500                       10,657,563

Valeo SA                          79,100                       6,700,086

Vivendi SA                        176,700                      41,365,590

                                                               504,528,155

GERMANY - 7.4%

Allianz AG (Reg.)                 67,300                       21,163,400

BASF AG                           576,600                      25,396,970

Bayer AG                          378,100                      15,793,108

Bayerische Hypo-und               158,000                      10,164,565
Vereinsbank AG

Continental Gummi-Werke AG        67,000                       1,681,269

DaimlerChrysler AG (Reg.)         469,987                      46,146,849

Deutsche Bank AG                  72,500                       4,202,007

Deutsche Bank AG (RFD)            214,600                      12,042,579

Deutsche Lufthansa AG (Reg.)      389,600                      9,054,561

Deutsche Telekom AG               856,600                      33,838,979

Fresenius Medical Care AG         57,800                       3,078,292

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

GERMANY - CONTINUED

Hoechst AG                        71,500                      $ 3,395,333

Holzmann (Phillip) AG (a)         3,676                        589,661

Mannesmann AG                     332,200                      43,474,243

Metro AG                          85,700                       6,080,431

Munich Reinsurance AG:

(Reg.)                            28,200                       5,580,490

(RFD)                             28,200                       5,613,334

RWE AG                            184,400                      8,395,437

Schering AG                       53,400                       6,162,851

Siemens AG                        179,900                      13,276,325

Veba AG                           129,450                      7,113,500

Viag AG                           21,700                       10,890,605

Volkswagen AG                     40,600                       2,855,215

                                                               295,990,004

HONG KONG - 0.5%

Cheung Kong Holdings Ltd.         502,000                      4,565,815

China Telecom (Hong Kong)         322,000                      736,575
Ltd. (a)

Dah Sing Financial Holdings       830,800                      2,620,600
Ltd.

Dao Heng Bank Group Ltd.          1,006,000                    4,088,217

Johnson Electric Holdings         1,575,500                    4,705,382
Ltd.

Sun Hung Kai Properties Ltd.      290,716                      2,550,371

Wing Hang Bank Ltd.               369,000                      1,128,237

                                                               20,395,197

IRELAND - 0.7%

Bank of Ireland, Inc.             1,044,149                    20,908,802

CRH PLC                           299,261                      5,909,393

                                                               26,818,195

ITALY - 4.0%

Assicurazioni Generali Spa        858,400                      33,473,826

Banca Commerciale Italiana Spa    1,393,900                    11,532,380

Banca di Roma                     5,632,600                    9,249,849

Eni Spa sponsored ADR             1,946,200                    12,821,281

Italgas Spa                       620,800                      2,796,824

Olivetti & Co. Spa                675,200                      2,350,597

San Paolo-IMI Spa                 876,700                      13,208,997

Telecom Italia Mobile Spa         956,200                      5,768,795

Telecom Italia Spa                5,491,470                    58,312,301

Unicredito Italiano Spa           1,950,200                    9,940,293

Unione Immobiliare Spa            1,740,200                    994,963

                                                               160,450,106

JAPAN - 14.7%

Aiful Corp. (c)                   119,280                      9,761,815

Bank of Tokyo-Mitsubishi Ltd.     183,000                      2,701,005

Banyu Pharmaceutical Co. Ltd.     572,000                      10,541,129

Canon, Inc.                       413,000                      10,101,859

Dai Nippon Printing Co. Ltd.      135,000                      2,139,554

Daiwa House Industry Co. Ltd.     339,000                      4,046,532

Daiwa Securities Co. Ltd.         926,000                      5,662,422



                                 SHARES                       VALUE (NOTE 1)

DDI Corp.                         6,021                       $ 29,908,299

Fancl Corp.                       24,700                       3,517,339

Fuji Bank Ltd.                    1,045,000                    8,158,317

Fuji Photo Film Co. Ltd.          500,000                      18,889,260

Furukawa Electric Co. Ltd.        2,745,000                    12,002,764

Hitachi Ltd.                      567,000                      4,139,100

Honda Motor Co. Ltd.              734,000                      32,433,623

Hoya Corp.                        55,000                       2,879,460

Ito-Yokado Co. Ltd.               320,000                      19,648,181

Kao Corp.                         446,000                      11,319,986

Kirin Brewery Co. Ltd.            170,000                      1,922,432

Kokusai Securities Co. Ltd.       55,000                       686,463

Kyocera Corp.                     146,000                      8,670,966

Matsushita Electric               1,362,000                    25,898,306
Industrial Co. Ltd.

Minolta Co. Ltd.                  1,584,000                    8,770,514

Mitsubishi Electric Corp.         3,732,000                    13,036,052

Mitsubishi Estate Co. Ltd.        1,153,000                    11,792,703

Mitsubishi Trust & Banking        600,000                      6,584,017
Corp.

Mitsui Fudosan Co. Ltd.           515,000                      4,745,351

NGK Insulators Ltd.               284,000                      3,461,384

Nichicon Corp.                    156,000                      2,058,134

Nikko Securities Co. Ltd.         3,075,000                    17,644,286

Nikon Corp. (a)                   181,000                      2,486,514

Nippon Telegraph & Telephone      800                          8,711,676
Corp.

Nomura Securities Co. Ltd.        1,649,000                    17,791,187

NTT Mobile Communication          493                          28,907,688
Network, Inc. (a)

Omron Corp.                       1,836,000                    25,299,211

Orix Corp.                        138,300                      11,133,045

Paris Miki, Inc.                  1,640                        54,676

Ricoh Co. Ltd.                    575,000                      5,539,035

Rohm Co. Ltd.                     24,000                       2,894,957

Ryohin Keikaku Co. Ltd.           30,200                       5,502,178

Sankyo Co. Ltd.                   197,000                      4,133,732

Secom Ltd.                        105,000                      10,255,486

Sekisui House Ltd.                501,000                      5,610,965

Sharp Corp.                       1,379,000                    16,171,887

Shimano, Inc.                     79,000                       2,011,727

Shin-Etsu Chemical Co. Ltd.       254,000                      8,085,106

Shohkoh Fund & Co. Ltd.           12,200                       7,153,627

Softbank Corp.                    39,100                       5,204,381

Sony Corp.                        109,500                      10,128,749

Sumitomo Realty & Development     847,000                      3,696,490
Co. Ltd.

Takeda Chemical Industries        1,150,000                    49,995,809
Ltd.

Takefuji Corp.                    133,800                      11,095,828

Takefuji Corp. (c)                96,900                       8,035,768

Terumo Corp.                      542,000                      11,804,322

THK Co. Ltd.                      598,700                      10,381,211

Tokyo Electron Ltd.               92,000                       5,240,408

Toyota Motor Corp.                169,000                      4,837,625

Yahoo Japan Corp.                 11                           3,814,709

Yamanouchi Pharmaceutical Co.     259,000                      8,200,871
Ltd.

                                                               587,300,121

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

LUXEMBOURG - 0.1%

Stolt Comex Seaway SA             184,300                     $ 2,303,750

MALAYSIA - 0.1%

Malayan Banking BHD               104,000                      276,421

Oriental Holdings BHD             1,994,800                    4,225,826

                                                               4,502,247

MEXICO - 0.6%

Banacci SA de CV Class O (a)      2,258,000                    5,714,766

Elektra SA de CV Unit             1,044,100                    729,355

Empresas ICA Sociedad             388,800                      2,551,500
Controladora SA de CV
sponsored ADR

Grupo Financiero Bancomer SA      41,464,000                   14,259,516
de CV Series A

Tubos de Acero de Mexico SA       175,200                      1,938,150
sponsored ADR

                                                               25,193,287

NETHERLANDS - 7.2%

ABN AMRO Holding NV               601,800                      14,368,541

Aegon NV                          129,400                      12,433,541

Ahrend NV                         89,800                       1,749,476

Akzo Nobel NV                     800,400                      36,229,065

CSM NV                            70,200                       3,760,985

Equant NV (Reg.) (a)              153,100                      13,664,175

Fortis Amev NV                    573,400                      20,459,807

Heineken NV                       176,200                      8,861,627

ING Groep NV                      677,534                      41,822,846

Koninklijke (Royal) Philips       359,200                      30,996,158
Electronics NV

Koninklijke Ahold NV              403,853                      15,030,124

Koninklijke KPN NV                386,800                      16,176,982

Nutreco Holding NV                126,522                      5,137,423

Royal Dutch Petroleum Co.         149,250                      8,759,107
(Hague Registry)

Samas Groep NV                    142,200                      2,092,803

STMicroelectronics NV (a)         70,000                       7,140,000

TNT Post Group NV                 145,700                      3,933,813

Unilever NV                       298,900                      20,507,601

Vedior NV                         355,114                      8,008,687

Vendex NV CVA                     169,600                      4,228,932

Vnu NV                            248,600                      10,081,237

Wolters Kluwer NV                 63,200                       2,756,946

                                                               288,199,876

NEW ZEALAND - 0.1%

Lion Nathan Ltd.                  919,700                      2,314,954

PORTUGAL - 0.2%

Electricidade de Portugal SA      271,800                      5,122,517

Portugal Telecom SA               32,000                       1,336,629

                                                               6,459,146

SINGAPORE - 0.5%

Allgreen Properties Ltd.          488,000                      296,368

Development Bank of Singapore     497,000                      5,274,764
Ltd.  (For. Reg.)



                                 SHARES                       VALUE (NOTE 1)

Oversea-Chinese Banking Corp.     660,000                     $ 6,187,500
 (For. Reg.)

Overseas Union Bank Ltd.          1,026,000                    5,263,090

United Overseas Bank Ltd.         578,000                      4,464,505
(For. Reg.)

                                                               21,486,227

SPAIN - 2.7%

Banco Bilbao Vizcaya SA (Reg.)    459,700                      6,892,102

Banco Santander Central           1,048,708                    22,829,249
Hispano SA

Endesa SA                         565,100                      12,588,819

Iberdrola SA                      600,700                      8,427,280

Mapfre Vida SA                    76,200                       2,392,179

Repsol SA                         135,000                      2,201,245

Telefonica SA                     1,127,800                    52,958,984

Telefonica SA sponsored ADR       20                           2,788

Union Electrica Fenosa SA         127,400                      1,698,279

                                                               109,990,925

SWEDEN - 1.8%

ABB AB Series A                   426,300                      5,953,981

Electrolux AB                     428,700                      8,713,725

Ericsson (L.M.) Telefon AB        735,100                      19,847,700
Class B

Nordbanken Holding AB             962,400                      6,062,975

Skandia Foersaekrings AB          323,300                      6,263,940

Svenska Handelsbanken             262,500                      9,859,858

Swedish Match Co.                 2,917,800                    9,607,039

Volvo AB Class B                  251,600                      6,667,401

                                                               72,976,619

SWITZERLAND - 6.1%

ABB AG                            2,700                        3,941,929

Credit Suisse Group (Reg.)        152,800                      30,329,396

Gretag Imaging Holding AG         43,000                       4,105,315
(Reg.) (a)

Holderbank Financiere  Glarus     1,800                        2,172,047
AG (Bearer)

Julius Baer Holding AG            4,612                        15,025,315

Nestle SA (Reg.)                  25,600                       47,420,472

Novartis AG (Reg.)                34,689                       50,827,124

Roche Holding AG                  2,220                        26,133,071
participation certificates

Swiss Reinsurance Co. (Reg.)      5,573                        12,206,479

Swisscom AG                       32,300                       11,868,766

UBS AG                            115,711                      39,329,592

Zurich Allied AG (Reg.)           3,000                        1,935,039

                                                               245,294,545

TAIWAN - 0.4%

Taiwan Semiconductor              4,480,000                    15,138,838
Manufacturing Co. Ltd.

UNITED KINGDOM - 21.0%

Abbey National, PLC               474,900                      10,741,497

Allied Domecq PLC                 595,500                      4,662,443

Allied Zurich PLC (a)             1,981,550                    26,304,363

Amvescap PLC                      852,700                      9,066,418

Asda Group PLC                    1,597,400                    5,346,262

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Ashtead Group PLC                 687,100                     $ 2,518,239

Bank of Scotland                  290,100                      4,346,365

Bass PLC                          271,000                      4,265,396

BBA Group PLC                     466,243                      3,733,054

Boots Co. PLC                     425,900                      5,643,377

BP Amoco PLC                      3,877,432                    73,146,393

British Aerospace PLC             551,786                      4,133,512

British American Tobacco PLC      975,150                      8,192,591

British Energy PLC                441,700                      3,757,136

British Telecommunications PLC    2,498,800                    41,917,422

BTP PLC                           266,600                      1,795,279

BTR Siebe PLC                     1,604,200                    8,198,902

Cadbury Schweppes PLC             617,400                      8,250,467

Caradon PLC                       9,416,790                    23,969,309

CGU PLC                           601,400                      9,509,316

Cookson Group PLC                 2,145,162                    6,047,748

Courtaulds Textiles PLC           987,400                      2,775,774

Diageo PLC                        1,395,400                    16,129,324

Dixons Group PLC                  453,800                      9,701,323

Gallaher Group PLC                328,400                      1,892,685

General Electric Co. PLC          1,007,500                    10,687,998

Glaxo Wellcome PLC                1,521,600                    44,316,519

Hays PLC                          288,100                      3,207,132

HSBC Holdings PLC                 81,438                       3,067,377

HSBC Holdings PLC Ord.            909,610                      34,714,893

Kingfisher PLC                    1,329,200                    19,914,473

Ladbroke Group PLC                702,400                      3,425,817

Lloyds TSB Group PLC              3,026,800                    48,786,129

Marks & Spencer PLC               170,500                      1,165,998

Misys PLC                         318,441                      2,993,404

National Grid Group PLC           1,011,460                    7,010,761

National Westminster Bank PLC     269,100                      6,489,796

Orange PLC (a)                    736,900                      10,043,254

Pearson PLC                       489,200                      10,418,698

Peninsular & Oriental Steam       228,300                      3,322,994
Navigation Co.

Prudential Corp. PLC              846,300                      12,086,446

Rentokil Initial PLC              4,220,189                    24,866,335

Reuters Group PLC                 1,146,300                    15,549,124

Rio Tinto PLC (Reg.)              368,400                      6,442,360

RMC Industries, Inc.              161,200                      2,441,116

Royal & Sun Alliance              848,013                      7,322,558
Insurance  Group PLC

Royal Bank of Scotland Group      460,700                      10,880,472
PLC

Saatchi & Saatchi PLC             458,000                      1,778,190

Sainsbury (J.) PLC                699,400                      4,450,597

Schroders PLC                     72,119                       1,725,328

Scottish & Newcastle PLC          257,500                      3,221,174

Scottish & Southern Energy PLC    646,100                      6,073,460

Shell Transport & Trading Co.     8,689,700                    65,807,001
PLC (Reg.)

SmithKline Beecham PLC            4,265,144                    56,033,517



                                 SHARES                       VALUE (NOTE 1)

Somerfield PLC                    313,800                     $ 1,754,195

South African Breweries PLC       638,000                      5,339,515
(a)

Standard Chartered PLC            633,250                      11,466,663

Tarmac PLC                        6,387,761                    12,194,459

Tomkins PLC                       709,500                      3,020,389

Unilever PLC                      3,087,800                    27,645,483

Vodafone Group PLC                2,437,538                    43,723,383

Wimpey George PLC                 984,300                      2,695,702

WPP Group PLC                     580,300                      5,132,400

                                                               837,259,705

UNITED STATES OF AMERICA - 0.8%

AirTouch Communications, Inc.     163,900                      15,304,163
(a)

Baker Hughes, Inc.                129,400                      3,865,825

Halliburton Co.                   120,700                      5,144,838

McDermott International, Inc.     37,800                       1,096,200

Newmont Mining Corp.              83,800                       2,016,438

Noble Drilling Corp. (a)          79,400                       1,558,225

Smith International, Inc.         24,400                       1,094,950

Weatherford International,        72,000                       2,439,000
Inc. (a)

                                                               32,519,639

TOTAL COMMON STOCKS                                            3,541,006,610
(Cost $2,624,298,920)

PREFERRED STOCKS - 1.3%

CONVERTIBLE PREFERRED STOCKS - 0.3%

AUSTRALIA - 0.3%

WBK Trust $3.135 STRYPES          315,800                      10,954,313

NONCONVERTIBLE PREFERRED
STOCKS - 1.0%

GERMANY - 0.6%

Dyckerhoff AG                     12,700                       3,536,498

SAP AG (Systeme Anwendungen       40,900                       15,459,856
Produkte)

Volkswagen AG                     67,300                       2,870,954

Wella AG                          5,450                        4,327,845

                                                               26,195,153

ITALY - 0.4%

Banca Intesa Spa                  34,300                       89,013

Telecom Italia Spa Risp           2,707,400                    14,565,170

                                                               14,654,183

TOTAL NONCONVERTIBLE                                           40,849,336
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                         51,803,649
(Cost $35,334,942)

INVESTMENT COMPANIES - 1.0%

                                 SHARES                       VALUE (NOTE 1)

EMERGING MARKETS - 0.3%

Asia Tigers Fund, Inc.            258,200                     $ 2,243,113

Emerging Markets                  164,200                      1,436,750
Infrastructure  Fund, Inc.

Emerging Markets                  132,900                      1,378,838
Telecommunication Fund, Inc.

Morgan Stanley Emerging           199,300                      2,204,756
Markets  Fund, Inc. (a)

Templeton Dragon Fund, Inc.       563,200                      5,420,800

                                                               12,684,257

GERMANY - 0.2%

New Germany Fund, Inc. (The)      662,700                      7,952,400

HONG KONG - 0.1%

Asia Pacific Fund, Inc.           381,100                      3,429,900

MULTI-NATIONAL - 0.3%

European Warrant Fund, Inc.       215,200                      3,308,700

Morgan Stanley Asia-Pacific       1,089,800                    9,944,425
Fund, Inc.

                                                               13,253,125

TAIWAN - 0.1%

Taiwan Fund, Inc.                 145,600                      2,366,000

TOTAL INVESTMENT COMPANIES                                    39,685,682
(Cost $41,205,235)


CONVERTIBLE BONDS - 0.8%

MOODY'S RATINGS (UNAUDITED)                   PRINCIPAL AMOUNT (E)

FRANCE - 0.2%

Groupe Danone 3% 1/1/02           A1     EUR   2,785,244                          4,841,024

Suez Lyonnaise des Eaux 4%        A+     EUR   1,981,837                          4,301,375
1/1/06

                                                                                  9,142,399

NETHERLANDS - 0.2%

Koninklijke Ahold NV 3%           Baa1   NLG   8,640,000                          5,519,573
9/30/03

UNITED STATES OF AMERICA - 0.4%

Nestle Holdings, Inc. 3%          -            9,860,000                          12,029,200
6/17/02

Roche Holdings, Inc. liquid       -            5,780,000                          3,554,700
yield option note 0% 4/20/10
(c)

                                                                                  15,583,900

TOTAL CONVERTIBLE BONDS                                                           30,245,872
(Cost $32,881,343)

GOVERNMENT OBLIGATIONS (F) -
0.5%



ITALY - 0.2%

Italian Republic 5% 6/28/01       Aa3          3,690,000                          6,854,175



MOODY'S RATINGS (UNAUDITED)                   PRINCIPAL AMOUNT (E)               VALUE  (NOTE 1)

UNITED STATES OF AMERICA - 0.3%

U.S. Treasury Bills, yield at     -           $ 12,400,000                       $ 12,309,972
date of purchase 4.34%
7/1/99 (d)

TOTAL GOVERNMENT OBLIGATIONS                                                     19,164,147
(Cost $18,377,566)



CASH EQUIVALENTS - 7.8%

                                              SHARES

Taxable Central Cash Fund (b)                 313,658,458                        313,658,458
(Cost $313,658,458)

TOTAL INVESTMENT IN                                                              $ 3,995,564,418
SECURITIES - 100%
(Cost $3,065,756,464)

FUTURES CONTRACTS

                          EXPIRATION DATE      UNDERLYING FACE AMOUNT      UNREALIZED GAIN/(LOSS)

PURCHASED

1,076 Nikkei 225 Index    Jun. 1999            $ 89,684,600                $ 6,648,072
Contracts (Japan)

59 Topix Index Contracts  Jun. 1999             6,452,654                   268,205
(Japan)

                                               $ 96,137,254                $ 6,916,277


THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF INVESTMENT IN SECURITIES - 2.4%

SECURITY TYPE ABBREVIATIONS

STRYPES                      -   Structured Yield Product
                                 Exchangeable for Common Stock

CURRENCY ABBREVIATIONS

EUR                          -   European Monetary Unit

NLG                          -   Dutch guilder

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $24,035,536 or 0.6% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $9,927,400.

(e) Principal amount is stated in United States dollars unless otherwise noted.

(f) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,693,401,079 and $1,763,249,740, respectively.

The market value of futures contracts opened and closed during the period amounted to $269,273,242 and $384,072,956 for the period.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $5,276 for the period.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $3,071,773,193. Net unrealized appreciation aggregated $923,791,225, of which $1,017,689,282 related to appreciated investment securities and $93,898,057 related to depreciated investment securities.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

AEROSPACE & DEFENSE           0.1%

BASIC INDUSTRIES              3.8

CASH EQUIVALENTS              7.8

CONSTRUCTION & REAL ESTATE    3.0

DURABLES                      4.8

ENERGY                        7.7

FINANCE                       23.7

GOVERNMENT OBLIGATIONS        0.5

HEALTH                        7.9

HOLDING COMPANIES             0.4

INDUSTRIAL MACHINERY &        3.7
EQUIPMENT

INVESTMENT COMPANIES          1.0

MEDIA & LEISURE               1.9

NONDURABLES                   5.7

PRECIOUS METALS               0.6

RETAIL & WHOLESALE            3.2

SERVICES                      2.8

TECHNOLOGY                    5.6

TRANSPORTATION                0.5

UTILITIES                      15.3

                              100.0%

OVERSEAS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                            APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 3,995,564,418
value  (cost $3,065,756,464)
-  See accompanying schedule

Foreign currency held at                     7,048,514
value  (cost $6,967,425)

Receivable for investments                   16,551,684
sold

Receivable for fund shares                   6,227,234
sold

Dividends receivable                         15,352,136

Interest receivable                          1,469,256

Other receivables                            82,962

 TOTAL ASSETS                                4,042,296,204

LIABILITIES

Payable to custodian bank      $ 26,051

Payable for investments         49,003,441
purchased

Payable for fund shares         13,408,841
redeemed

Accrued management fee          3,012,957

Payable for daily variation     1,351,646
on futures contracts

Other payables and  accrued     1,851,144
expenses

 TOTAL LIABILITIES                           68,654,080

NET ASSETS                                  $ 3,973,642,124

Net Assets consist of:

Paid in capital                             $ 2,877,103,355

Distributions in excess of                   (13,027,892)
net investment income

Accumulated undistributed                    173,003,354
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  936,563,307
(depreciation) on
investments  and assets and
liabilities in foreign
currencies

NET ASSETS, for 102,902,580                 $ 3,973,642,124
shares outstanding

NET ASSET VALUE, offering                    $38.62
price  and redemption price
per share ($3,973,642,124
(divided by) 102,902,580
shares)

STATEMENT OF OPERATIONS
                                              SIX MONTHS ENDED APRIL 30,
                                              1999 (UNAUDITED)

INVESTMENT INCOME                              $ 26,868,909
Dividends

Interest                                        7,514,897

                                                34,383,806

Less foreign taxes withheld                     (2,627,132)

 TOTAL INCOME                                   31,756,674

EXPENSES

Management fee Basic fee         $ 13,945,690

 Performance adjustment           3,528,289

Transfer agent fees               5,283,126

Accounting fees and expenses      590,020

Non-interested trustees'          6,442
compensation

Custodian fees and expenses       708,766

Registration fees                 107,486

Audit                             31,920

Legal                             1,822

Miscellaneous                     16,469

 Total expenses before            24,220,030
reductions

 Expense reductions               (845,288)     23,374,742

NET INVESTMENT INCOME                           8,381,932

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            179,442,340

 Foreign currency transactions    628,664

 Futures contracts                12,911,489    192,982,493

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            369,429,324

 Assets and liabilities in        (701,478)
foreign currencies

 Futures contracts                4,404,607     373,132,453

NET GAIN (LOSS)                                 566,114,946

NET INCREASE (DECREASE) IN                     $ 574,496,878
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 728,113
Expense reductions Directed
brokerage arrangements

 Transfer agent credits                         117,175

                                               $ 845,288

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 8,381,932                 $ 31,812,695
income

 Net realized gain (loss)         192,982,493                 85,208,677

 Change in net unrealized         373,132,453                 69,551,645
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       574,496,878                 186,573,017
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (8,381,932)                 (36,842,102)
From net investment income

 In excess of net investment      (12,556,520)                -
income

 From net realized gain           (53,392,758)                (145,109,412)

 TOTAL DISTRIBUTIONS              (74,331,210)                (181,951,514)

Share transactions Net            1,896,297,532               3,450,931,991
proceeds from sales of shares

 Reinvestment of distributions    71,180,715                  176,077,752

 Cost of shares redeemed          (2,097,344,039)             (3,805,741,237)

 NET INCREASE (DECREASE) IN       (129,865,792)               (178,731,494)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       370,299,876                 (174,109,991)
IN NET ASSETS

NET ASSETS

 Beginning of period              3,603,342,248               3,777,452,239

 End of period (including        $ 3,973,642,124             $ 3,603,342,248
under (over) distribution of
net investment income of
$(13,027,892) and
$17,037,956, respectively)

OTHER INFORMATION
Shares

 Sold                             52,417,713                  98,986,406

 Issued in reinvestment of        2,054,839                   5,371,501
distributions

 Redeemed                         (57,697,481)                (108,950,453)

 Net increase (decrease)          (3,224,929)                 (4,592,546)


FINANCIAL HIGHLIGHTS

                           SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA    (UNAUDITED)                      1998                     1997         1996         1995

Net asset value, beginning of $ 33.95                       $ 34.12                  $ 31.08      $ 28.57      $ 29.17
period

Income from Investment
Operations

Net investment income       .08 E                            .29 E                    .43 E        .48 F        .31

Net realized and unrealized 5.30                             1.22                     4.61         2.72         (.44)
gain (loss)

Total from investment       5.38                             1.51                     5.04         3.20         (.13)
operations

Less Distributions

 From net investment income (.08)                            (.34)                    (.37)        (.34)        (.02)

In excess of net investment (.12)                            -                        -            -            -
income

From net realized gain      (.51)                            (1.34)                   (1.63)       (.35)        (.45)

Total distributions         (.71)                            (1.68)                   (2.00)       (.69)        (.47)

Net asset value, end of
period                     $ 38.62                          $ 33.95                  $ 34.12      $ 31.08      $ 28.57

TOTAL RETURN B, C           16.09%                           4.60%                    17.03%       11.41%       (.34)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period  $ 3,973,642                      $ 3,603,342              $ 3,777,452  $ 3,114,625  $ 2,276,306
(000 omitted)

Ratio of expenses to average 1.29% A                         1.26%                    1.23%        1.14%        1.05%
net assets

Ratio of expenses to average 1.25% A, D                      1.24% D                  1.20% D      1.12% D      1.05%
net assets after  expense
reductions

Ratio of net investment     .45% A                           .82%                     1.28%        1.74%        1.78%
income to average net assets

Portfolio turnover rate     98% A                            69%                      68%          82%          49%

A ANNUALIZED

B TOTAL RETURNS DO NOT
INCLUDE THE FORMER ONE TIME
SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

F INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.08 PER
SHARE.





SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 27.16
period

Income from Investment
Operations

Net investment income             .18

Net realized and unrealized       2.26
gain (loss)

Total from investment             2.44
operations

Less Distributions

 From net investment income       (.15)

In excess of net investment       (.17)
income

From net realized gain            (.11)

Total distributions               (.43)

Net asset value, end of period   $ 29.17

TOTAL RETURN B, C                 9.13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,283,211
(000 omitted)

Ratio of expenses to average      1.24%
net assets

Ratio of expenses to average      1.24%
net assets after  expense
reductions

Ratio of net investment           .90%
income to average net assets

Portfolio turnover rate           49%

A ANNUALIZED

B TOTAL RETURNS DO NOT
INCLUDE THE FORMER ONE TIME
SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

F INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.08 PER
SHARE.



WORLDWIDE

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY WORLDWIDE             15.69%         -5.67%       58.05%        131.16%

MSCI World                     19.57%         15.95%       115.06%       171.88%

Global Funds Average           19.65%         6.99%        91.01%        n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on May 30, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of April 30, 1999, the index included over 1,460 equity securities of companies domiciled in 22 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 248 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY WORLDWIDE             -5.67%       9.59%         9.85%

MSCI World                     15.95%       16.55%        11.86%

Global Funds Average           6.99%        13.56%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             Worldwide                   MS World Index (Net)
             00318                       MS004
  1990/05/30      10000.00                    10000.00
  1990/05/31      10030.00                     9976.64
  1990/06/30      10290.00                     9902.62
  1990/07/31      10570.00                     9989.88
  1990/08/31       9380.00                     9051.77
  1990/09/30       8450.00                     8094.23
  1990/10/31       8950.00                     8846.73
  1990/11/30       8950.00                     8698.31
  1990/12/31       8898.23                     8877.31
  1991/01/31       9150.44                     9198.82
  1991/02/28       9654.88                    10047.22
  1991/03/31       9321.95                     9748.02
  1991/04/30       9412.75                     9821.21
  1991/05/31       9483.37                    10040.73
  1991/06/30       8807.43                     9417.84
  1991/07/31       9352.22                     9859.59
  1991/08/31       9493.46                     9825.22
  1991/09/30       9654.88                    10079.83
  1991/10/31       9695.23                    10240.21
  1991/11/30       9180.71                     9790.88
  1991/12/31       9599.06                    10500.46
  1992/01/31       9701.07                    10302.97
  1992/02/29       9996.89                    10122.11
  1992/03/31       9762.27                     9642.19
  1992/04/30      10190.71                     9773.45
  1992/05/31      10619.15                    10159.10
  1992/06/30      10251.92                     9815.63
  1992/07/31      10149.91                     9837.48
  1992/08/31      10007.10                    10073.46
  1992/09/30      10007.10                     9977.88
  1992/10/31       9823.48                     9704.42
  1992/11/30       9976.49                     9874.98
  1992/12/31      10194.86                     9951.68
  1993/01/31      10530.15                     9981.98
  1993/02/28      10781.62                    10215.46
  1993/03/31      11399.81                    10804.71
  1993/04/30      11682.71                    11302.49
  1993/05/31      12049.43                    11559.98
  1993/06/30      11923.70                    11460.02
  1993/07/31      12185.64                    11693.15
  1993/08/31      12950.52                    12226.26
  1993/09/30      12814.31                    11997.44
  1993/10/31      13369.63                    12325.16
  1993/11/30      13128.64                    11625.06
  1993/12/31      13920.64                    12191.05
  1994/01/31      14914.21                    12992.28
  1994/02/28      14689.86                    12821.27
  1994/03/31      14134.32                    12265.65
  1994/04/30      14625.76                    12641.94
  1994/05/31      14604.39                    12671.61
  1994/06/30      14305.25                    12633.52
  1994/07/31      14743.28                    12870.80
  1994/08/31      14989.00                    13255.48
  1994/09/30      14700.54                    12904.26
  1994/10/31      14914.21                    13268.36
  1994/11/30      14401.40                    12689.97
  1994/12/31      14332.82                    12809.88
  1995/01/31      14253.69                    12614.52
  1995/02/28      14423.25                    12795.36
  1995/03/31      14502.37                    13408.98
  1995/04/30      14864.08                    13873.19
  1995/05/31      15011.03                    13988.72
  1995/06/30      15214.49                    13981.28
  1995/07/31      15836.18                    14677.67
  1995/08/31      15440.56                    14347.51
  1995/09/30      15587.50                    14762.30
  1995/10/31      15056.24                    14526.70
  1995/11/30      15101.46                    15027.93
  1995/12/31      15363.09                    15464.12
  1996/01/31      15786.03                    15740.67
  1996/02/29      15991.79                    15833.30
  1996/03/31      16266.13                    16093.49
  1996/04/30      16746.23                    16468.62
  1996/05/31      17043.43                    16479.56
  1996/06/30      17032.00                    16559.58
  1996/07/31      16414.73                    15971.03
  1996/08/31      16849.10                    16151.29
  1996/09/30      17169.17                    16780.32
  1996/10/31      17352.06                    16894.13
  1996/11/30      18152.22                    17837.53
  1996/12/31      18239.31                    17548.51
  1997/01/31      18464.49                    17756.70
  1997/02/28      18974.10                    17957.61
  1997/03/31      18725.22                    17599.05
  1997/04/30      18689.67                    18170.96
  1997/05/31      19791.85                    19289.22
  1997/06/30      20834.77                    20247.97
  1997/07/31      21699.92                    21177.22
  1997/08/31      20538.49                    19757.23
  1997/09/30      22150.28                    20827.25
  1997/10/31      20467.38                    19727.72
  1997/11/30      20064.43                    20073.46
  1997/12/31      20441.89                    20314.75
  1998/01/31      20762.29                    20877.50
  1998/02/28      22223.34                    22286.37
  1998/03/31      23633.13                    23224.02
  1998/04/30      24504.63                    23447.48
  1998/05/31      24402.10                    23150.13
  1998/06/30      23799.74                    23696.03
  1998/07/31      23389.62                    23654.49
  1998/08/31      19109.00                    20496.55
  1998/09/30      18750.15                    20855.53
  1998/10/31      19980.50                    22737.29
  1998/11/30      20992.99                    24085.90
  1998/12/31      21910.20                    25258.95
  1999/01/31      22360.86                    25808.38
  1999/02/28      21512.56                    25118.17
  1999/03/31      22162.04                    26160.33
  1999/04/30      23116.39                    27187.93
IMATRL PRASUN   SHR__CHT 19990430 19990512 104317 R00000000000111

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on May 30, 1990, when the fund started. As the chart shows, by April 30, 1999, the value of the investment would have grown to $23,116 - a 131.16% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International World Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $27,188 - a 171.88% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

WORLDWIDE

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Penny Dobkin)

An interview with Penny Dobkin, Portfolio Manager of
Fidelity Worldwide Fund

Q. HOW DID THE FUND PERFORM, PENNY?

A. The fund trailed its benchmarks during the period, but both absolute and relative performance improved considerably over the results of the prior six-month period. For the six months that ended April 30, 1999, the fund had a total return of 15.69%, compared to 19.57% for the Morgan Stanley Capital International World Index and 19.65% for the global funds average monitored by Lipper Inc. For the 12 months that ended April 30, 1999, the fund returned -5.67%, while the index and the average posted returns of 15.95% and 6.99%, respectively.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARKS?

A. The fund had a lighter weighting of Japanese stocks than the index did for most of the period. That hurt relative performance because Japanese stocks were extremely strong from early February through the end of April. Moreover, the fund carried a slightly smaller weighting of U.S. stocks, which also advanced sharply. As the period progressed, I brought the fund's weightings of Japanese and U.S. stocks more in line with those of the index. In fact, at the end of the period, the fund had a slightly heavier weighting of Japanese stocks than the index did, while nine of the fund's 10 largest holdings were U.S.-based. Another factor depressing the fund's performance was a relatively strong emphasis on defensive stocks - that is, the shares of companies whose revenues tend to be less sensitive to economic fluctuations - at a time when investors began to favor cyclical shares. Examples of defensive holdings would include the shares of utility, insurance, beverage and tobacco companies.

Q. WHAT ATTRACTED YOU TO DEFENSIVE STOCKS?

A. My expectations for modest economic growth following the extreme weakness in worldwide stock markets last fall seemed to dictate a bias toward defensive stocks. However, economic growth in the U.S. - by far the fund's biggest country allocation - came in consistently above most analysts' estimates, and a strong surge in oil prices helped stir interest in cyclical stocks in three of the fund's other important markets: France, the United Kingdom and Japan.

Q. YOU INCREASED THE FUND'S FINANCE HOLDINGS FROM THE 12.6% REPORTED SIX MONTHS AGO TO 20.8% AT THE END OF THE PERIOD. HEALTH CARE HOLDINGS ALSO SAW A SIGNIFICANT RISE - FROM 2.2% TO 11.7%. WHY WAS THAT?

A. The fund had been significantly underweighted in those sectors relative to the index, and I wanted to bring the fund's sector and country weightings closer to those of the index.

Q. WHAT WAS YOUR VIEW OF THE MARKETS IN EUROPE AND LATIN AMERICA?

A. With stocks in Japan and the United States performing so well, I gradually decreased the fund's holdings in Europe to make way for purchases in those stronger markets. On the other hand, I felt that Latin America offered insufficient profit potential for the degree of risk involved - especially prior to Brazil's devaluation of its currency in January. Consequently, I liquidated the fund's Latin American holdings entirely late in 1998, and there were no Latin American securities in the fund at the end of the period.

Q. DID THE INTRODUCTION OF THE EURO HAVE ANY APPRECIABLE EFFECT ON THE WAY YOU RAN THE FUND?

A. I expected last year that the euro and the new equity indexes that are based on it would encourage investors to concentrate on approximately 50 leading large-capitalization stocks of companies in the European Economic Union member countries. In anticipation of that shift, the fund moved from mid-cap to large-cap European stocks in the fourth quarter of 1998 and avoided the shares of companies in non-member countries like Sweden and Finland. What surprised me was the euro's weakness against the U.S. dollar since its introduction at the beginning of 1999. It began trading at $1.15, briefly moved higher and subsequently declined to around $1.08 at the end of the period. That weakness contributed to investors' lukewarm interest in European stocks during the period and also to my decision to underweight Europe. A U.S. investor who purchases a foreign stock that rises can still lose money if the currency of the country in which the company is based declines in the meantime. That's one factor that makes foreign investments riskier than those that are U.S.-based.

Q. WHAT HOLDINGS DID WELL FOR THE FUND?

A. MCI WorldCom - the fund's fifth-largest holding at the end of the period - benefited from a leadership position in the strong telecommunications sector. Oracle, a software company, and KLA-Tencor, a semiconductor capital equipment manufacturer, also helped the fund's performance. I bought both stocks near the bottom of 1998's sharp correction, and they subsequently rebounded nicely. Another strong performer, DDI, is the premier Japanese provider of mobile communications. The stock benefited from investor interest in a new generation of cellular technology. I'd also like to mention three energy service stocks: Baker Hughes, Halliburton and Weatherford. I bought all three when oil prices were near their low point in December of 1998, and they all recovered substantially by the end of the period.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. Philip Morris topped the list of detractors from performance. The company lost two multi-million-dollar lawsuits filed by the families of smokers who had contracted lung cancer. The stock was further damaged by the trend away from owning defensive shares. Also underperforming was Finnish biotechnology stock Raisio Group, which the fund did not hold at the end of the period. The Food and Drug Administration classified the company's cholesterol-reducing product as a food additive instead of giving it the more commercially viable status of a nutritional supplement. To make matters worse, rival Unilever beat Raisio to the punch by bringing a similar product to market first.

Q. WHAT'S YOUR OUTLOOK, PENNY?

A. I believe that the worldwide rally in cyclical stocks has reached the point where it is likely to pause, at least for a while. In that case, we may well see money flow back into some of the defensive names held by the fund. In terms of countries and regions, we could see a similar pause in the markets that have been strong recently, such as Japan. While Japan has benefited from some genuine progress in reforming its troubled financial sector and from a faster-than-expected improvement in the economic prospects for Southeast Asia, its economic growth is still virtually nonexistent. As a result, we may see the pendulum swing back in favor of European stocks for a while. Europe also looks attractive from a currency standpoint because the euro seems unlikely to decline much further. A stable or rising euro would increase the attractiveness of European shares. At current levels, overall stock valuations in the U.S. are exceedingly high by most standards, and my recent bias toward reasonably valued defensive stocks is one way of trying to maintain a favorable risk/reward profile for the fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)
FUND FACTS

GOAL: long-term growth of capital by investing mainly in common stocks from around the world

FUND NUMBER: 318

TRADING SYMBOL: FWWFX

START DATE: May 30, 1990

SIZE: as of April 30, 1999, more than
$949 million

MANAGER: Penelope Dobkin, since inception;
manager, Fidelity Europe Fund, 1986-1990;
Fidelity United Kingdom Fund, 1987-1989;
Fidelity Select Financial Services Portfolio,
1983-1986; joined Fidelity in 1980

PENNY DOBKIN ON THE RECENT SURGE IN
CYCLICAL STOCKS:

"During the last three months of the period - that is, February, March and April of 1999 - cyclical stocks took over leadership of the U.S. market and, indeed, most markets around the world. In the U.S., we saw this phenomenon manifested in the relative strength of the Dow Jones Industrial Average (DJIA) versus the Standard & Poor's 500 Index and the NASDAQ Composite Index. The DJIA has a comparatively high weighting of cyclical components, including Alcoa, Caterpillar, AlliedSignal, Chevron and International Paper. Consequently, we saw the DJIA make new highs toward the end of the period even on days when the other averages were treading water or even declining.

"Cyclical stocks behave as their name implies - they rise and fall in cycles that follow the general level of growth in the economy. While that might be said of all stocks to some extent, cyclicals are more sensitive to economic fluctuations than most stocks because the underlying companies operate businesses - for example, manufacturing steel, chemicals, paper or industrial equipment - that typically experience strong demand for their products only in the latter stages of an expansion, when the economy is really humming along. This phase also tends to be marked by surging commodity prices. While we have not seen commodity prices as a group advance sharply during this cycle, one important commodity - oil - rallied impressively, from under $11 dollars a barrel in December to approximately $18 a barrel at the end of the period. That, together with ongoing strength in the U.S. economy and the apparent beginning of a recovery in Southeast Asia, led many investors to feel that cyclical stocks were due for a rebound.

"It is important, however, to keep in mind that stock prices are anticipatory in nature, reflecting or discounting what investors feel is going to happen in the future. Recently, cyclical stocks appear to have discounted a significant pickup in business that, in most cases, has not yet materialized. It may take a while for economic reality to catch up with these predictions. And, of course, there is no guarantee that what the market has discounted will come to pass at all. If there are further shocks to the world financial system - for instance, more currency devaluations - investors might be forced to reassess the prospects for cyclical shares.

"Another factor to consider is that cyclical stocks are very seasonal, typically advancing most strongly in the first quarter, as orders are booked for the remainder of the year. Therefore, while I feel that stocks in the cyclical sector deserve some serious attention, in the short term I think it's unlikely that they will keep up the feverish pace they've been setting recently."

WORLDWIDE

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999

Australia 1.8%
France 5.1%
Germany 2.5%
Italy 2.0%
Japan 11.0%
United States 51.0%
Netherlands 3.2%
Other 8.9%
Switzerland 3.6%
United Kingdom 10.9%

Row: 1, Col: 1, Value: 1.8
Row: 1, Col: 2, Value: 5.1
Row: 1, Col: 3, Value: 2.5
Row: 1, Col: 4, Value: 2.0
Row: 1, Col: 5, Value: 11.0
Row: 1, Col: 6, Value: 3.2
Row: 1, Col: 7, Value: 8.9
Row: 1, Col: 8, Value: 3.6
Row: 1, Col: 9, Value: 10.9
Row: 1, Col: 10, Value: 51.0

AS OF OCTOBER 31, 1998

Canada 3.1%
France 10.1%
Germany 3.8%
Italy 3.8%
United States 44.8%
Japan 4.4%
Netherlands 4.0%
Other 12.4%
Switzerland 6.1%
United Kingdom 7.5%

Row: 1, Col: 1, Value: 3.1
Row: 1, Col: 2, Value: 10.1
Row: 1, Col: 3, Value: 3.8
Row: 1, Col: 4, Value: 3.8
Row: 1, Col: 5, Value: 4.4
Row: 1, Col: 6, Value: 4.0
Row: 1, Col: 7, Value: 12.4
Row: 1, Col: 8, Value: 6.1
Row: 1, Col: 9, Value: 7.5
Row: 1, Col: 10, Value: 44.8

ASSET ALLOCATION

                                 % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 6
                                                          MONTHS AGO

Stocks and investment companies  95.8                     89.8

Bonds                            0.3                      0.0

Short-term investments           3.9                      10.2




TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

General Electric Co.  (United   1.7                      0.0
States of America,
Electrical Equipment)

Microsoft Corp.  (United        1.7                      1.2
States of America, Computer
Services & Software)

Citigroup, Inc.  (United        1.7                      0.0
States of America, Credit &
Other Finance)

Textron, Inc.  (United States   1.4                      0.0
of America, Aerospace &
Defense)

MCI WorldCom, Inc.  (United     1.3                      1.8
States of America, Telephone
Services)

DDI Corp.  (Japan, Telephone    1.2                      0.0
Services)

Philip Morris Companies, Inc.   1.1                      1.7
(United States of America,
Tobacco)

Mobil Corp.  (United States     1.1                      0.0
of America,  Oil & Gas)

Warner-Lambert Co.  (United     1.0                      0.0
States of America, Drugs &
Pharmaceuticals)

Federated Department Stores,    1.0                      0.6
Inc. (United States of
America, General Merchandise
Stores)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

FINANCE                         20.8                     12.6

UTILITIES                       11.7                     10.2

HEALTH                          11.7                     2.2

TECHNOLOGY                      10.1                     9.9

ENERGY                          7.7                      7.7

NONDURABLES                     6.7                      8.9

MEDIA & LEISURE                 5.3                      4.1

RETAIL & WHOLESALE              4.6                      6.8

DURABLES                        4.3                      8.8

INDUSTRIAL MACHINERY  &         3.9                      2.5
EQUIPMENT


WORLDWIDE

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.6%

                                 SHARES                    VALUE (NOTE 1)

AUSTRALIA - 1.8%

AMP Ltd.                          529,100                  $ 6,176,093

Australia & New Zealand           110,000                   870,800
Banking  Group Ltd.

Goodman Fielder Ltd.              1,006,300                 971,654

HIH Insurance Ltd.                211,446                   271,289

HIH Insurance Ltd.                5,024,157                 3,056,908
(Installment Receipts) (d)

National Australia Bank Ltd.      151,600                   2,949,669

National Mutual Holdings Ltd.     746,300                   1,312,884

News Corp. Ltd. sponsored ADR     36,800                    1,124,700
 (ltd. vtg.)

WMC Ltd.                          152,900                   660,316

                                                            17,394,313

BELGIUM - 0.2%

Fortis B                          49,800                    1,674,122

CANADA - 1.5%

BCE, Inc.                         128,000                   5,842,141

Imasco Ltd.                       330,000                   7,270,419

Newbridge Networks Corp. (a)      25,800                    956,211

                                                            14,068,771

DENMARK - 0.4%

Ratin AS Class B                  13,300                    2,291,732

Unidanmark AS Class A             17,300                    1,189,926

                                                            3,481,658

FINLAND - 1.1%

Nokia AB sponsored ADR            91,000                    6,751,063

Pohjola Group Insurance Corp.     19,300                    916,503
Class B

Sampo Insurance Co. Ltd.          91,800                    2,897,468

                                                            10,565,034

FRANCE - 4.8%

AXA SA de CV                      22,500                    2,911,171

Banque Nationale de Paris         76,300                    6,337,696

Compagnie Financiere de           23,300                    2,481,806
Paribas  Class A (Reg.)

Elf Aquitaine                     29,500                    4,609,374

Eramet SA                         20,597                    785,092

Groupe Danone                     20,300                    5,437,891

Michelin SA (Compagnie            17,100                    777,630
Generale des Etablissements)
Class B

Rhone-Poulenc SA Class A          86,600                    4,081,022

Schneider SA                      17,400                    1,137,628

Societe Generale, France          30,200                    5,416,694
Class A

Synthelabo                        36,400                    7,457,552

Vivendi SA                        19,300                    4,518,143

                                                            45,951,699

GERMANY - 2.1%

DaimlerChrysler AG (Reg.)         45,000                    4,418,438

Deutsche Bank AG                  27,800                    1,611,252

Deutsche Bank AG (RFD)            18,500                    1,038,153

Fresenius Medical Care AG         36,200                    1,927,927



                                 SHARES                    VALUE (NOTE 1)

Hannover Rueckversicherungs AG    14,700                   $ 1,212,464

Mannesmann AG                     28,900                    3,782,076

Munich Reinsurance AG:

(Reg.)                            7,300                     1,444,595

(RFD)                             7,300                     1,453,097

RWE AG                            68,400                    3,114,143

                                                            20,002,145

HONG KONG - 0.6%

Dao Heng Bank Group Ltd.          646,000                   2,625,237

South China Morning Post          3,880,000                 2,340,124
Holdings

Wing Hang Bank Ltd.               256,000                   782,733

                                                            5,748,094

IRELAND - 1.0%

Bank of Ireland, Inc.:            45,800                    917,133
(Great Britain)

 (Ireland)                        111,300                   2,233,152

Independent Newspapers PLC:       1,119,900                 5,556,809
(Ireland)

 (United Kingdom)                 250,000                   1,230,855

                                                            9,937,949

ITALY - 1.0%

San Paolo-IMI Spa                 96,700                    1,456,952

Telecom Italia Spa                795,500                   8,447,180

                                                            9,904,132

JAPAN - 11.0%

Aiful Corp.                       56,400                    4,615,748

Bank of Tokyo-Mitsubishi Ltd.     213,000                   3,143,793

Banyu Pharmaceutical Co. Ltd.     279,000                   5,141,564

Citizen Watch Co. Ltd.            282,000                   2,338,583

Dainippon Screen                  207,000                   1,005,696
Manufacturing Co. Ltd.

Daiwa Securities Co. Ltd.         89,000                    544,228

DDI Corp.                         2,341                     11,628,522

Fancl Corp.                       3,900                     555,369

Fuji Bank Ltd.                    187,000                   1,459,909

Fuji Coca-Cola Bottling Co.       53,000                    732,535
Ltd.

Fuji Heavy Industries Ltd.        602,000                   4,034,176

Fuji Photo Film Co. Ltd.          143,000                   5,402,328

Fujikura Ltd.                     303,000                   1,578,707

Funai Electric Co. Ltd.           4,600                     618,445

Furukawa Electric Co. Ltd.        390,000                   1,705,311

Heiwa Corp.                       149,000                   2,683,448

Hokkaido Coca-Cola Bottling       42,000                    474,954
Co. Ltd.

Honda Motor Co. Ltd.              129,000                   5,700,187

Kawasumi Laboratories, Inc.       31,000                    534,930

Mikasa Coca-Cola Bottling Co.     54,000                    533,305

Minolta Co. Ltd.                  259,000                   1,434,068

Mitsubishi Electric Corp.         310,000                   1,082,845

Mitsumi Electric Co. Ltd.         109,000                   2,081,756

Nichicon Corp.                    110,000                   1,451,248

Nomura Securities Co. Ltd.        205,000                   2,211,761

NTT Mobile Communication          70                        4,104,540
Network, Inc. (c)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

JAPAN - CONTINUED

Omron Corp.                       105,000                  $ 1,446,850

Onward Kashiyama & Co. Ltd.       87,000                    1,063,997

Orix Corp.                        41,000                    3,300,469

Otsuka Kagu Ltd.                  11,000                    1,382,141

Ricoh Co. Ltd.                    246,000                   2,369,744

Sankyo Co. Ltd. (Gunma)           53,100                    1,841,464

Sanwa Bank Ltd. AG                139,000                   1,560,228

Senshukai Co. Ltd.                86,000                    944,429

Shikoku Coca-Cola Bottling        18,000                    264,617
Co. Ltd.

Shionogi & Co. Ltd.               175,000                   1,556,793

Sony Corp.                        35,500                    3,283,750

Takeda Chemical Industries        140,000                   6,086,446
Ltd.

Terumo Corp.                      168,000                   3,658,904

Tokyo Seimitsu Co. Ltd.           7,000                     387,586

World Co. Ltd.                    30,700                    1,699,841

Yamanouchi Pharmaceutical Co.     230,000                   7,282,626
Ltd.

                                                            104,927,841

NETHERLANDS - 3.2%

ABN AMRO Holding NV               137,000                   3,271,004

Akzo Nobel NV                     10,800                    488,848

Fortis Amev NV                    36,000                    1,284,536

IHC Caland NV                     61,400                    2,788,943

ING Groep NV                      67,900                    4,191,334

Koninklijke (Royal) Philips       67,500                    5,824,724
Electronics NV

Koninklijke KPN NV                30,300                    1,267,225

Samas Groep NV                    398,532                   5,865,323

Vendex NV CVA                     203,800                   5,081,700

Wolters Kluwer NV                 21,200                    924,798

                                                            30,988,435

NEW ZEALAND - 0.7%

Lion Nathan Ltd.                  1,730,000                 4,354,540

Telecom Corp. of New Zealand      410,000                   2,132,802
Ltd.

                                                            6,487,342

NORWAY - 0.2%

Christiania Bank Og               475,000                   1,827,321
Kreditkasse

PORTUGAL - 0.4%

Banco Espirito Santo e            32,300                    777,691
Comercial  de Lisboa SA

Banco Pinto & Sotto Mayor SA      150,000                   2,803,173

                                                            3,580,864

SINGAPORE - 0.9%

Development Bank of Singapore     161,000                   1,708,726
Ltd.  (For. Reg.)

Oversea-Chinese Banking Corp.     116,000                   1,087,500
 (For. Reg.)

Overseas Union Bank Ltd.          500,000                   2,564,859

United Overseas Bank Ltd.         423,000                   3,267,276
(For. Reg.)

                                                            8,628,361



                                 SHARES                    VALUE (NOTE 1)

SPAIN - 1.3%

Banco Santander Central           93,700                   $ 2,039,749
Hispano SA

Endesa SA                         84,200                    1,875,736

Telefonica SA                     131,400                   6,170,252

Telefonica SA rights 6/15/99      131,400                   122,431
(a)

Union Electrica Fenosa SA         150,000                   1,999,544

                                                            12,207,712

SWEDEN - 0.4%

ABB AB Series A                   95,800                    1,338,005

Avesta Sheffield AB               92,700                    398,880

Investor AB Class B Free          16,600                    755,720
shares

Svenska Handelsbanken             23,100                    867,668

                                                            3,360,273

SWITZERLAND - 3.6%

Credit Suisse Group (Reg.)        28,500                    5,656,988

Julius Baer Holding AG            900                       2,932,087

Kuoni Reisen Holding AG Class     254                       900,000
B (Reg.)

Nestle SA (Reg.)                  3,327                     6,162,809

Novartis AG (Reg.)                4,400                     6,446,982

Roche Holding AG                  322                       3,790,472
participation certificates

Swisscom AG                       2,700                     992,126

UBS AG                            21,500                    7,307,743

                                                            34,189,207

UNITED KINGDOM - 10.9%

Abbey National PLC                67,300                    1,522,221

Alliance & Leicester PLC          68,800                    1,030,782

Allied Domecq PLC                 628,200                   4,918,467

Allied Zurich PLC (a)             417,700                   5,544,817

Amvescap PLC                      425,000                   4,518,855

Arcadia Group PLC                 292,500                   1,319,409

BP Amoco PLC sponsored ADR        71,016                    8,038,124

British Energy PLC                142,100                   1,208,714

BTP PLC                           350,000                   2,356,893

Glaxo Wellcome PLC                189,800                   5,527,915

Halifax PLC                       50,200                    708,440

Iceland Group PLC                 1,187,550                 4,610,675

ICI (Imperial Chemical            92,100                    991,518
Industries) PLC Class L

Independent Insurance PLC         883,400                   3,870,988

MFI Furniture Group PLC           728,800                   528,344

Nycomed Amersham PLC              192,500                   1,578,498

Orange PLC (a)                    477,300                   6,505,150

Rentokil Initial PLC              640,000                   3,771,029

Royal & Sun Alliance              612,400                   5,288,050
Insurance  Group PLC

Royal Bank of Scotland Group      144,500                   3,412,694
PLC

Scottish & Southern Energy PLC    155,600                   1,462,669

Severn Trent PLC                  50,000                    658,496

Shell Transport & Trading Co.
PLC:

ADR                               55,000                    2,499,063

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Shell Transport & Trading Co.
PLC: - continued

(Reg.)                            1,063,400                $ 8,053,116

Smith (David S.) Holdings PLC     777,200                   1,677,773

SmithKline Beecham PLC            110,000                   7,225,625
sponsored ADR

Tarmac PLC                        1,072,900                 2,048,204

Unilever PLC                      480,000                   4,297,504

United Utilities PLC              156,700                   1,774,679

Vodafone Group PLC sponsored      33,600                    6,027,000
ADR

Yorkshire Water PLC               191,800                   1,337,926

                                                            104,313,638

UNITED STATES OF AMERICA -
46.5%

Abbott Laboratories               150,000                   7,265,625

Alliant Techsystems, Inc. (a)     62,900                    5,149,938

Allied Waste Industries, Inc.     130,000                   2,299,375
(a)

Ambac Financial Group, Inc.       48,100                    2,904,038

Applied Materials, Inc. (a)       45,000                    2,413,125

AT&T Corp.                        182,811                   9,231,956

AT&T Corp. (Liberty Media         12,000                    766,500
Group)  Class A (a)

Autodesk, Inc.                    90,000                    2,677,500

Automatic Data Processing,        43,500                    1,935,750
Inc.

Avon Products, Inc.               60,000                    3,258,750

Baker Hughes, Inc.                210,000                   6,273,750

Bank One Corp.                    140,000                   8,260,000

Baxter International, Inc.        100,000                   6,300,000

Becton, Dickinson & Co.           35,000                    1,301,563

Belo (A.H.) Corp. Class A         145,000                   3,135,625

BJ Services Co. (a)               80,000                    2,140,000

Bristol-Myers Squibb Co.          70,000                    4,449,375

Burlington Northern Santa Fe      164,200                   6,013,825
Corp.

Canandaigua Wine, Inc. Class      34,100                    1,756,150
A (a)

Case Corp.                        20,400                    706,350

Caterpillar, Inc.                 14,100                    907,688

CBS Corp. (a)                     190,000                   8,656,875

CEC Entertainment, Inc. (a)       80,200                    3,007,500

Cincinnati Bell, Inc.             178,100                   4,029,513

Citigroup, Inc.                   210,000                   15,802,500

CKE Restaurants, Inc.             44,850                    734,419

Clorox Co.                        34,269                    3,953,786

CNF Transportation, Inc.          70,000                    3,058,125

Coastal Corp. (The)               15,000                    573,750

Consolidated Stores Corp. (a)     86,500                    2,973,438

CSX Corp.                         90,000                    4,432,500

CVS Corp.                         50,000                    2,381,250

Dallas Semiconductor Corp.        41,200                    1,751,000

Dayton Hudson Corp.               25,000                    1,682,813

Dollar Tree Stores, Inc. (a)      90,000                    3,285,000

Electronics for Imaging, Inc.     17,600                    832,700
(a)

Exxon Corp.                       55,600                    4,618,275

Federal-Mogul Corp.               30,000                    1,316,250

Federated Department Stores,      200,000                   9,337,500
Inc. (a)



                                 SHARES                    VALUE (NOTE 1)

First Data Corp.                  18,700                   $ 793,581

Fortune Brands, Inc.              150,000                   5,925,000

Fox Entertainment Group, Inc.     53,000                    1,358,125

Freddie Mac                       36,500                    2,290,375

General Electric Co.              155,000                   16,352,485

Halliburton Co.                   155,000                   6,606,875

Harcourt General, Inc.            41,000                    1,955,188

Helmerich & Payne, Inc.           110,000                   2,832,500

Household International, Inc.     175,000                   8,804,688

IMC Global, Inc.                  155,000                   3,875,000

IMS Health, Inc.                  40,000                    1,200,000

Ingersoll-Rand Co.                8,700                     601,931

Intel Corp.                       151,200                   9,251,550

International Business            37,400                    7,823,613
Machines Corp.

Johnson & Johnson                 80,000                    7,800,000

King World Productions, Inc.      120,000                   4,230,000
(a)

KLA-Tencor Corp. (a)              40,000                    1,985,000

Kulicke & Soffa Industries,       80,000                    1,830,000
Inc. (a)

Lehman Brothers Holdings,         20,000                    1,111,250
Inc.

Lilly (Eli) & Co.                 59,000                    4,343,875

Litton Industries, Inc. (a)       700                       43,838

Lockheed Martin Corp.             50,000                    2,153,125

LSI Logic Corp. (a)               73,200                    2,488,800

Lucent Technologies, Inc.         110,000                   6,613,750

MBIA, Inc.                        35,800                    2,407,550

MCI WorldCom, Inc. (a)            145,000                   11,917,188

Merck & Co., Inc.                 81,400                    5,718,350

Meredith Corp.                    23,700                    869,494

Micron Technology, Inc. (a)       42,300                    1,570,388

Microsoft Corp. (a)               195,500                   15,896,594

Mobil Corp.                       100,000                   10,475,000

Newell Rubbermaid, Inc.           125,431                   5,950,133

Noble Drilling Corp. (a)          20,000                    392,500

Oracle Corp. (a)                  192,500                   5,209,531

Outback Steakhouse, Inc. (a)      45,500                    1,629,469

Owens-Corning                     75,600                    2,693,250

Parker-Hannifin Corp.             9,800                     459,988

PepsiCo, Inc.                     70,000                    2,585,625

PG&E Corp.                        100,000                   3,106,250

Philip Morris Companies, Inc.     309,000                   10,834,313

Praxair, Inc.                     40,000                    2,070,000

Procter & Gamble Co.              80,700                    7,570,669

Raytheon Co. Class B              20,000                    1,405,000

Republic Services, Inc. Class     60,000                    1,233,750
A (a)

Ruby Tuesday, Inc.                82,000                    1,496,500

Saks, Inc. (a)                    170,700                   4,832,944

Seagate Technology, Inc. (a)      60,000                    1,672,500

SLM Holding Corp.                 66,700                    2,847,256

Solutia, Inc.                     15,000                    365,625

Starwood Hotels & Resorts         90,000                    3,301,875
Worldwide, Inc.

Texas Instruments, Inc.           21,600                    2,205,900

Textron, Inc.                     140,000                   12,897,500

Tosco Corp.                       70,600                    1,888,550

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Toys R Us, Inc. (a)               100,000                  $ 2,175,000

Tribune Co.                       16,800                    1,401,750

U.S. Bancorp                      150,000                   5,559,375

U.S. Foodservice (a)              90,000                    3,785,625

Ultramar Diamond Shamrock         50,000                    1,153,125
Corp.

Union Pacific Corp.               70,000                    4,200,000

Unisys Corp. (a)                  140,614                   4,420,553

USFreightways Corp.               141,700                   5,313,750

USX-Marathon Group                160,000                   5,000,000

Warner-Lambert Co.                140,000                   9,511,250

Washington Mutual, Inc.           24,800                    1,019,900

Waste Management, Inc.            100,000                   5,650,000

Weatherford International,        175,000                   5,928,125
Inc. (a)

Wells Fargo & Co.                 190,000                   8,205,625

                                                            442,672,396

TOTAL COMMON STOCKS                                         891,911,307
(Cost $768,822,362)

PREFERRED STOCKS - 2.0%



CONVERTIBLE PREFERRED STOCKS
- 0.6%

UNITED STATES OF AMERICA - 0.6%

Readers Digest Automatic          174,000                   5,709,375
Common Exchange Trust $1.93
TRACES



NONCONVERTIBLE PREFERRED
STOCKS - 1.4%

GERMANY - 0.4%

Dyckerhoff AG                     3,900                     1,086,011

Wella AG                          3,917                     3,110,490

                                                            4,196,501

ITALY - 1.0%

Telecom Italia Mobile Spa         800,000                   2,665,635

Telecom Italia Spa Risp           1,223,250                 6,580,795

                                                            9,246,430

TOTAL NONCONVERTIBLE                                        13,442,931
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                                      19,152,306
(Cost $14,995,195)

INVESTMENT COMPANIES - 0.2%



EMERGING MARKETS - 0.1%

Asia Tigers Fund, Inc.            66,100                    574,244

Templeton Dragon Fund, Inc.       58,800                    565,950

                                                            1,140,194

HONG KONG - 0.0%

Asia Pacific Fund, Inc.           38,700                    348,300



                                 SHARES                    VALUE (NOTE 1)

MULTI-NATIONAL - 0.1%

Morgan Stanley Asia-Pacific       58,800                   $ 536,550
Fund, Inc.

TOTAL INVESTMENT COMPANIES                                 2,025,044
(Cost $1,844,155)

CONVERTIBLE BONDS - 0.3%

MOODY'S RATINGS (UNAUDITED)             PRINCIPAL AMOUNT

FRANCE - 0.3%

AXA SA de CV 2.5% 1/1/14      A2   EUR   2,310,000             2,557,002
(Cost $2,619,425)

CASH EQUIVALENTS - 3.9%

                                         SHARES

Taxable Central Cash Fund (b)            37,124,255            37,124,255
(Cost $37,124,255)

TOTAL INVESTMENT IN                                            $ 952,769,914
SECURITIES - 100%
(Cost $825,405,392)

SECURITY ABBREVIATIONS

TRACES                  -   Trust Automatic Common
                            Exchange Securities

CURRENCY ABBREVIATIONS

AUD                     -   Australian Dollar

EUR                     -   European Monetary Unit

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,104,540 or 0.4% of net assets.

(d) Purchased on an installment basis. Market value reflects only those payments made through April 30, 1999. The remaining installments aggregating AUD 4,923,674 are due June 30, 1999.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $813,329,990 and $892,240,804, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $81,313 for the period.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $825,498,190. Net unrealized appreciation aggregated $127,271,724, of which $148,859,581 related to appreciated investment securities and $21,587,857 related to depreciated investment securities.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

AEROSPACE & DEFENSE           2.2%

BASIC INDUSTRIES              1.8

CASH EQUIVALENTS              3.9

CONSTRUCTION & REAL ESTATE    1.5

DURABLES                      4.3

ENERGY                        7.7

FINANCE                       20.8

HEALTH                        11.7

HOLDING COMPANIES             0.1

INDUSTRIAL MACHINERY &        3.9
EQUIPMENT

INVESTMENT COMPANIES          0.2

MEDIA & LEISURE               5.3

NONDURABLES                   6.7

PRECIOUS METALS               0.1

RETAIL & WHOLESALE            4.6

SERVICES                      1.0

TECHNOLOGY                    10.1

TRANSPORTATION                2.4

UTILITIES                       11.7

                              100.0%

WORLDWIDE

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                             APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 952,769,914
value  (cost $825,405,392) -
 See accompanying schedule

Cash                                          3,428

Foreign currency held at                      640,369
value  (cost $641,774)

Receivable for investments                    18,245,543
sold

Receivable for fund shares                    1,072,911
sold

Dividends receivable                          2,434,436

Interest receivable                           127,912

Other receivables                             49,283

 TOTAL ASSETS                                 975,343,796

LIABILITIES

Payable for investments        $ 20,437,114
purchased

Payable for fund shares         4,806,273
redeemed

Accrued management fee          579,909

Other payables and  accrued     378,825
expenses

 TOTAL LIABILITIES                            26,202,121

NET ASSETS                                   $ 949,141,675

Net Assets consist of:

Paid in capital                              $ 800,703,067

Undistributed net investment                  909,839
income

Accumulated undistributed net                 20,120,145
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   127,408,624
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 54,423,530                   $ 949,141,675
shares outstanding

NET ASSET VALUE, offering                     $17.44
price  and redemption price
per share ($949,141,675
(divided by) 54,423,530
shares)

STATEMENT OF OPERATIONS
                                               SIX MONTHS ENDED APRIL 30,
                                               1999 (UNAUDITED)

INVESTMENT INCOME                              $ 5,587,434
Dividends

Interest                                        944,753

                                                6,532,187

Less foreign taxes withheld                     (303,299)

 TOTAL INCOME                                   6,228,888

EXPENSES

Management fee                   $ 3,593,631

Transfer agent fees               1,473,394

Accounting fees and expenses      254,029

Non-interested trustees'          2,067
compensation

Custodian fees and expenses       123,411

Registration fees                 19,513

Audit                             19,776

Legal                             2,623

Miscellaneous                     3,582

 Total expenses before            5,492,026
reductions

 Expense reductions               (230,546)     5,261,480

NET INVESTMENT INCOME                           967,408

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            22,066,874

 Foreign currency transactions    153,760       22,220,634

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            119,907,385

 Assets and liabilities in        (43,146)      119,864,239
foreign currencies

NET GAIN (LOSS)                                 142,084,873

NET INCREASE (DECREASE) IN                     $ 143,052,281
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 206,323
Expense reductions Directed
brokerage arrangements

 Custodian credits                              662

 Transfer agent credits                         23,561

                                               $ 230,546

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 967,408                   $ 10,606,399
income

 Net realized gain (loss)         22,220,634                  54,276,462

 Change in net unrealized         119,864,239                 (97,262,806)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       143,052,281                 (32,379,945)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (6,008,791)                 (7,179,216)
From net investment income

 From net realized gain           (26,442,346)                (75,708,622)

 TOTAL DISTRIBUTIONS              (32,451,137)                (82,887,838)

Share transactions Net            289,824,673                 1,176,690,836
proceeds from sales of shares

 Reinvestment of distributions    31,563,832                  81,441,133

 Cost of shares redeemed          (454,952,771)               (1,331,950,770)

 NET INCREASE (DECREASE) IN       (133,564,266)               (73,818,801)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (22,963,122)                (189,086,584)
IN NET ASSETS

NET ASSETS

 Beginning of period              972,104,797                 1,161,191,381

 End of period (including        $ 949,141,675               $ 972,104,797
undistributed net investment
income of $909,839 and
$12,289,760, respectively)

OTHER INFORMATION
Shares

 Sold                             17,496,769                  67,640,582

 Issued in reinvestment of        2,000,227                   5,220,585
distributions

 Redeemed                         (27,415,011)                (77,774,326)

 Net increase (decrease)          (7,918,015)                 (4,913,159)


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA        (UNAUDITED)                      1998                     1997         1996       1995

Net asset value, beginning of  $ 15.59                          $ 17.27                  $ 15.18      $ 13.32    $ 13.96
period

Income from Investment
Operations

Net investment income           .02 D                            .16 D                    .21 D, E     .22        .17

Net realized and unrealized     2.37                             (.57)                    2.43         1.79       (.08)
gain (loss)

Total from investment           2.39                             (.41)                    2.64         2.01       .09
operations

Less Distributions

 From net investment income     (.10)                            (.11)                    (.17)        (.15)      (.16)

From net realized gain          (.44)                            (1.16)                   (.38)        -          (.57)

Total distributions             (.54)                            (1.27)                   (.55)        (.15)      (.73)

Net asset value, end of period $ 17.44                          $ 15.59                  $ 17.27      $ 15.18    $ 13.32

TOTAL RETURN B, C               15.69%                           (2.38)%                  17.95%       15.25%     .95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 949,142                        $ 972,105                $ 1,161,191  $ 877,218  $ 659,045
(000 omitted)

Ratio of expenses to average    1.14% A                          1.15%                    1.18%        1.19%      1.17%
net assets

Ratio of expenses to average    1.09% A, F                       1.12% F                  1.16% F      1.18% F    1.16% F
net assets after  expense
reductions

Ratio of net investment         .20% A                           .91%                     1.24%        1.71%      2.05%
income to average net assets

Portfolio turnover rate         178% A                           100%                     85%          49%        70%

A ANNUALIZED

B TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.06 PER
SHARE.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.





SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 12.76
period

Income from Investment
Operations

Net investment income             .08

Net realized and unrealized       1.37
gain (loss)

Total from investment             1.45
operations

Less Distributions

 From net investment income       (.10)

From net realized gain            (.15)

Total distributions               (.25)

Net asset value, end of period   $ 13.96

TOTAL RETURN B, C                 11.55%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 748,738
(000 omitted)

Ratio of expenses to average      1.32%
net assets

Ratio of expenses to average      1.32%
net assets after  expense
reductions

Ratio of net investment           1.40%
income to average net assets

Portfolio turnover rate           69%

A ANNUALIZED

B TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.06 PER
SHARE.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


NOTES TO FINANCIAL STATEMENTS

For the period ended April 30, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income ,which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. For certain funds, under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales. The funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income and accumulated undistributed net realized gain
(loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

FUTURES CONTRACTS. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the funds had no investments in restricted securities (excluding 144a securities).

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee for Diversified International, International Value and Overseas is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time. For the period, each fund's management fee was equivalent to the following annualized rates expressed as a percentage of average net assets after the performance adjustment, if applicable:

International Growth & Income   .74%

Diversified International       .86%

International Value             .81%

Overseas                        .93%

Worldwide                       .74%

SUB-ADVISER FEE. FMR, on behalf of the funds, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited (FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

4. FEES AND OTHER TRANSACTIONS WITH

AFFILIATES - CONTINUED

SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Shares of International Growth & Income purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. For the period, FDC received no deferred sales charges for redemption of shares of International Growth & Income.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, each fund's transfer agent fee was equivalent to an annualized rate expressed as a percentage of average net assets:

International Growth & Income   .30%

Diversified International       .28%

International Value             .25%

Overseas                        .28%

Worldwide                       .31%

ACCOUNTING FEES. FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments

5. BANK BORROWINGS.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized on uninvested cash balances were used to offset a portion of certain funds' expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's
Statement of Operations.

7. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.

8. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of the Fidelity Diversified International Fund and the Fidelity Worldwide Fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the funds' independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended October 31, 1999. For the fiscal years ended October 31, 1998 and October 31, 1997, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the funds and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)
TOUCHTONE XPRESS
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+X(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)
MAKING CHANGES
TO YOUR ACCOUNT

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)
FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS

Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP61
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)
FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY

For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

950 Northgate Drive
San Rafael, CA

455 Market Street
San Francisco, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Ave.
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29115 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine  Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research (U.K.) Inc.,
 London, England

Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan

Fidelity International Investment Advisors, Pemboke, Bermuda

Fidelity International Investment Advisors
 (U.K.) Limited, London England

Fidelity Investments Japan Limited, Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, PRESIDENT

Robert C. Pozen, SENIOR VICE PRESIDENT

Robert Lawrence, VICE PRESIDENT, DIVERSIFIED INTERNATIONAL FUND

Richard Spillane Jr., VICE PRESIDENT, INTERNATIONAL GROWTH &
 INCOME FUND, INTERNATIONAL VALUE FUND, OVERSEAS FUND,
 WORLDWIDE FUND

Penelope A. Dobkin, VICE PRESIDENT, WORLDWIDE FUND

Gregory Fraser, VICE PRESIDENT, DIVERSIFIED INTERNATIONAL FUND

Richard Mace Jr., VICE PRESIDENT, INTERNATIONAL VALUE FUND,
 OVERSEAS FUND

Eric D. Roiter, SECRETARY

Richard A. Silver, TREASURER

Matthew N. Karstetter, DEPUTY TREASURER

John H. Costello, ASSISTANT TREASURER

Leonard M. Rush, ASSISTANT TREASURER

BOARD OF TRUSTEES

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

E. Bradley Jones *

Donald J. Kirk *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

Chase Manhattan Bank, N.A.
New York, NY

FIDELITY'S INTERNATIONAL EQUITY FUNDS

Canada Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

France Fund

Germany Fund

Global Balanced Fund

Hong Kong and China Fund

International Growth & Income Fund

International Value Fund

Japan Fund

Japan Small Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

United Kingdom Fund

Worldwide Fund

CORPORATE HEADQUARTERS

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

TouchTone Xpress (registered trademark)(AUTOMATED GRAPHIC)
1-800-544-5555
(AUTOMATED GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE

(Fidelity Logo Graphic)(registered trademark)
P.O. Box 193
Boston, MA 02101

BULK RATE
U.S. POSTAGE
P A I D
F I D E L I T Y
INVESTMENTS

(recycle logo) Printed on Recycled Paper

IBD-SANN-0699
1.703569.101

78100




FIDELITY'S
TARGETED INTERNATIONAL EQUITY
FUNDS

Fidelity Canada Fund
Fidelity Emerging Markets Fund
Fidelity Europe Fund
Fidelity Europe Capital Appreciation Fund
Fidelity France Fund
Fidelity Germany Fund
Fidelity Hong Kong and China Fund
Fidelity Japan Fund
Fidelity Japan Small Companies Fund
Fidelity Latin America Fund
Fidelity Nordic Fund
Fidelity Pacific Basin Fund
Fidelity Southeast Asia Fund
Fidelity United Kingdom Fund

SEMIANNUAL REPORT

APRIL 30, 1999

CONTENTS

MARKET RECAP                   4                    A REVIEW OF WHAT HAPPENED IN
                                                    WORLD MARKETS  DURING THE
                                                    PAST SIX MONTHS.

CANADA FUND                    5 6 7 8 12           PERFORMANCE FUND TALK: THE
                                                    MANAGER'S OVERVIEW
                                                    INVESTMENT CHANGES
                                                    INVESTMENTS FINANCIAL
                                                    STATEMENTS

EMERGING MARKETS FUND          14 15 16 17 20       PERFORMANCE FUND TALK: THE
                                                    MANAGER'S OVERVIEW
                                                    INVESTMENT CHANGES
                                                    INVESTMENTS FINANCIAL
                                                    STATEMENTS

EUROPE FUND                    22 23 24 25 28       PERFORMANCE FUND TALK: THE
                                                    MANAGER'S OVERVIEW
                                                    INVESTMENT CHANGES
                                                    INVESTMENTS FINANCIAL
                                                    STATEMENTS

EUROPE CAPITAL APPRECIATION    30 31 32 33 35       PERFORMANCE FUND TALK: THE
FUND                                                MANAGER'S OVERVIEW
                                                    INVESTMENT CHANGES
                                                    INVESTMENTS FINANCIAL
                                                    STATEMENTS

FRANCE FUND                    37 38 39 40 42       PERFORMANCE FUND TALK: THE
                                                    MANAGER'S OVERVIEW
                                                    INVESTMENT CHANGES
                                                    INVESTMENTS FINANCIAL
                                                    STATEMENTS

GERMANY FUND                   44 45 46 47 49       PERFORMANCE FUND TALK: THE
                                                    MANAGER'S OVERVIEW
                                                    INVESTMENT CHANGES
                                                    INVESTMENTS FINANCIAL
                                                    STATEMENTS

HONG KONG AND CHINA FUND       51 52 53 54 56       PERFORMANCE FUND TALK: THE
                                                    MANAGER'S OVERVIEW
                                                    INVESTMENT CHANGES
                                                    INVESTMENTS FINANCIAL
                                                    STATEMENTS

JAPAN FUND                     58 59 60 61 64       PERFORMANCE FUND TALK: THE
                                                    MANAGER'S OVERVIEW
                                                    INVESTMENT CHANGES
                                                    INVESTMENTS FINANCIAL
                                                    STATEMENTS

JAPAN SMALL COMPANIES FUND     66 67 68 69 72       PERFORMANCE FUND TALK: THE
                                                    MANAGER'S OVERVIEW
                                                    INVESTMENT CHANGES
                                                    INVESTMENTS FINANCIAL
                                                    STATEMENTS

LATIN AMERICA FUND             74 75 76 77 79       PERFORMANCE FUND TALK: THE
                                                    MANAGER'S OVERVIEW
                                                    INVESTMENT CHANGES
                                                    INVESTMENTS FINANCIAL
                                                    STATEMENTS

NORDIC FUND                    81 82 83 84 86       PERFORMANCE FUND TALK: THE
                                                    MANAGERS' OVERVIEW
                                                    INVESTMENT CHANGES
                                                    INVESTMENTS FINANCIAL
                                                    STATEMENTS

PACIFIC BASIN FUND             88 89 90 91 94       PERFORMANCE FUND TALK: THE
                                                    MANAGER'S OVERVIEW
                                                    INVESTMENT CHANGES
                                                    INVESTMENTS FINANCIAL
                                                    STATEMENTS

SOUTHEAST ASIA FUND            96 97 98 99 101      PERFORMANCE FUND TALK: THE
                                                    MANAGER'S OVERVIEW
                                                    INVESTMENT CHANGES
                                                    INVESTMENTS FINANCIAL
                                                    STATEMENTS

UNITED KINGDOM FUND            103 104 105 106 108  PERFORMANCE FUND TALK: THE
                                                    MANAGER'S OVERVIEW
                                                    INVESTMENT CHANGES
                                                    INVESTMENTS FINANCIAL
                                                    STATEMENTS

NOTES TO FINANCIAL STATEMENTS  110                  NOTES TO THE FINANCIAL
                                                    STATEMENTS


Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(recycle logo) This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF EACH FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

MARKET RECAP

Turnarounds, rebounds and recoveries were the characteristics that defined the performance of many of the world's markets during the six-month period ending April 30, 1999. Perhaps the most influential and consistent catalyst for the marked improvement was the propensity toward interest-rate cuts. Another commonality on a global scale was the enhanced prospects for commodities - particularly within the energy sector - which helped broaden market breadth, leading to a noticeable rotation out of the narrow band of growth stocks that had been so dominant for the past few years.

EUROPE: European indexes posted mixed results during the six-month period. Toward the end of 1998, European stocks surged in response to a strong U.S. market, increased merger and acquisition activity and enthusiasm about the European Monetary Union's single currency - the euro. Many European markets stalled in 1999, however, as the outlook for economic growth and corporate profits deteriorated. The U.K. stock market was among the strongest performers in Europe as the economy improved amid a favorable environment of declining interest rates and encouraging earnings growth. Although the implementation of the euro was smooth, its weakness against the U.S. dollar contributed to investors' lukewarm interest in European stocks during the first quarter of 1999. For the six months ending April 30, the Morgan Stanley Europe Index returned 10.95%

EMERGING MARKETS: Rallying from their bleak outlook in the fall of 1998, emerging markets returned an impressive 34.87% over the past six months, as measured by the Morgan Stanley Capital International Emerging Markets Free Index. Three key factors contributed to the abrupt reversal in performance. First, interest rates plummeted across most emerging markets - particularly in Asia. Second, many countries began to build up current-account surpluses, a measure of export and other trade activity. Third, newly confident investors pumped massive inflows of money back into emerging markets, significantly increasing the regions' liquidity, despite a Brazilian currency crisis in January. For the six months, the Far East markets posted the largest gains. Latin America also staged a remarkable comeback, while Europe and the Middle East posted more modest, but positive, returns.

JAPAN AND THE FAR EAST: Long-awaited government intervention and corporate restructuring helped spur investor confidence in the Japanese market, as witnessed by the 26.62% return of the Tokyo Stock Exchange Index (TOPIX) for the six-month period ending April 30, 1999. Japanese small-cap stocks in particular were the prime beneficiaries of a government program that guarantees the credit of small companies. However, the deep recession in Japan continued to plague the nation's economy. Steadily falling interest rates helped the Hong Kong market stage a notable recovery. The Hang Seng Index - which measures the performance of the Hong Kong stock market - had a six-month return of 31.22%.

U.S. AND CANADA: Investor confidence in the U.S. market was bolstered by a near-perfect economic environment of strong domestic growth, low interest rates, benign inflation and improving overseas markets for much of the six-month period. The hype surrounding equities was greatest in the technology sector, most notably Internet stocks. Pharmaceutical, finance and telecommunications shares also performed well. Late in the period, economically sensitive cyclical stocks outperformed other sectors as investors worried about the potential threat of inflation due to strong economic indicators in the U.S. and signs that global markets were beginning to turn around. As market leadership broadened into cyclicals and value-oriented sectors, the surge in stock prices continued to drive the Dow Jones Industrials, Standard & Poor's 500 and NASDAQ indexes, which returned 26.58%, 22.32% and 43.79%, respectively, for the six-month period. Canada experienced similarly strong results for similar reasons. Investor confidence was boosted by the cut in interest rates by the Bank of Canada, a strong economy and a strengthening Canadian dollar. For the period, the Toronto Stock Exchange 300 returned 20.63%.

BONDS: As the black cloud hanging over many global economies gave way to brighter equity forecasts, most bond sectors were left with only modest gains. The Lehman Brothers Aggregate Bond Index - a widely followed measure of taxable bond performance - posted a total return of 0.69% for the six-month period. Confronted with strong indications of improving conditions abroad, U.S. Treasuries gave back nearly all of their flight-to-quality gains captured during the fall. Reflective of this downturn, the Lehman Brothers Treasury Index returned -1.21%. The Lehman Brothers Corporate Bond Index returned 1.75%. The dramatic turnaround in the worldwide economy triggered a furious rally in the high-yield bond market, however. The Merrill Lynch High Yield Master II Index - a broad measure of the high-yield market - returned 8.88% during the six-month period. Elsewhere, the JP Morgan Emerging Markets Bond Index returned 14.66%, while the Salomon Brothers Non-U.S. World Government Bond Index returned -4.30%.

 Standard & Poor's 500 Index(registered trademark)

Morgan Stanley Capital International Europe, Australasia, Far East
Index

Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 37.58
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 22.96
Row: 14, Col: 2, Value: 6.05
Row: 15, Col: 1, Value: 32.11
Row: 15, Col: 2, Value: 4.819999999999999
Row: 16, Col: 1, Value: 14.63
Row: 16, Col: 2, Value: 10.02
Row: 17, Col: 1, Value: 9.050000000000001
Row: 17, Col: 2, Value: 5.57

 * YEAR TO DATE THROUGH APRIL 30, 1999.

CANADA

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1994   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CANADA                  15.21%         -17.09%      23.94%        88.01%

FIDELITY CANADA   (INCL.         11.76%         -19.58%      20.23%        82.37%
3.00% SALES CHARGE)

Toronto Stock Exchange 300       20.63%         -8.63%       72.24%        105.51%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Toronto Stock Exchange 300 Index - a market capitalization-weighted index of 300 stocks traded in the Canadian market. This benchmark includes reinvested dividends and capital gains if any, and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1994   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CANADA                  -17.09%      4.39%         6.52%

FIDELITY CANADA  (INCL. 3.00%    -19.58%      3.75%         6.19%
SALES CHARGE)

Toronto Stock Exchange 300       -8.63%       11.49%        7.47%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS

             Canada                      Toronto Stck Exchange 300
             00309                       DR001
  1989/04/30       9700.00                    10000.00
  1989/05/31      10026.89                    10042.45
  1989/06/30      10510.11                    10355.89
  1989/07/31      11149.67                    11084.36
  1989/08/31      11206.52                    11285.94
  1989/09/30      11135.46                    11104.48
  1989/10/31      10979.12                    11119.56
  1989/11/30      11043.08                    11296.61
  1989/12/31      11361.26                    11480.83
  1990/01/31      10439.88                    10479.83
  1990/02/28      10499.32                    10407.34
  1990/03/31      10677.66                    10514.11
  1990/04/30      10164.95                     9715.92
  1990/05/31      10833.70                    10377.90
  1990/06/30      11086.33                    10395.87
  1990/07/31      11175.50                    10574.04
  1990/08/31      10529.05                     9934.32
  1990/09/30      10358.14                     9426.44
  1990/10/31      10083.21                     9118.34
  1990/11/30      10410.16                     9372.88
  1990/12/31      10737.25                     9779.79
  1991/01/31      10784.87                     9818.08
  1991/02/28      11776.85                    10539.06
  1991/03/31      12292.68                    10609.38
  1991/04/30      12387.91                    10598.14
  1991/05/31      12935.49                    10957.70
  1991/06/30      12951.36                    10792.36
  1991/07/31      12911.68                    10950.39
  1991/08/31      12800.58                    11000.17
  1991/09/30      12372.04                    10730.83
  1991/10/31      12919.62                    11236.87
  1991/11/30      12435.53                    10941.87
  1991/12/31      12636.03                    10994.66
  1992/01/31      12863.78                    11091.03
  1992/02/29      12939.70                    11002.76
  1992/03/31      12576.99                    10464.71
  1992/04/30      12425.15                    10278.79
  1992/05/31      12534.81                    10307.65
  1992/06/30      12467.33                    10395.79
  1992/07/31      12787.87                    10704.98
  1992/08/31      12593.86                    10513.60
  1992/09/30      12054.00                     9809.95
  1992/10/31      12003.39                     9997.09
  1992/11/30      11969.65                     9495.66
  1992/12/31      12273.35                     9852.31
  1993/01/31      12205.78                     9757.03
  1993/02/28      12966.00                    10349.39
  1993/03/31      13675.54                    10772.64
  1993/04/30      14030.31                    11226.33
  1993/05/31      14224.59                    11549.36
  1993/06/30      14951.02                    11732.06
  1993/07/31      14410.42                    11721.00
  1993/08/31      14773.63                    11934.97
  1993/09/30      14047.20                    11422.26
  1993/10/31      15052.38                    12314.35
  1993/11/30      14706.06                    11981.87
  1993/12/31      15399.48                    12558.08
  1994/01/31      16076.76                    13172.97
  1994/02/28      15391.02                    12624.74
  1994/03/31      14823.80                    12088.00
  1994/04/30      14713.75                    11931.76
  1994/05/31      14781.47                    12126.90
  1994/06/30      13968.75                    11310.87
  1994/07/31      14239.66                    11727.34
  1994/08/31      14773.01                    12371.21
  1994/09/30      14849.20                    12664.81
  1994/10/31      14544.43                    12403.01
  1994/11/30      13486.19                    11659.86
  1994/12/31      13553.97                    11819.22
  1995/01/31      12605.19                    11237.34
  1995/02/28      13121.94                    11702.63
  1995/03/31      13943.65                    12195.74
  1995/04/30      14367.21                    12495.65
  1995/05/31      14816.18                    12883.25
  1995/06/30      15019.49                    13128.64
  1995/07/31      15536.24                    13477.03
  1995/08/31      15341.40                    13412.33
  1995/09/30      15561.65                    13512.90
  1995/10/31      14867.01                    13285.11
  1995/11/30      15476.94                    13749.49
  1995/12/31      16182.34                    13909.04
  1996/01/31      16454.59                    14576.08
  1996/02/29      16599.23                    14531.23
  1996/03/31      16854.47                    14801.13
  1996/04/30      17177.78                    15305.20
  1996/05/31      17586.17                    15555.21
  1996/06/30      17016.13                    15056.25
  1996/07/31      16522.66                    14604.84
  1996/08/31      17228.83                    15336.01
  1996/09/30      17696.77                    15888.30
  1996/10/31      18581.61                    17124.04
  1996/11/30      19117.62                    18279.98
  1996/12/31      18764.62                    17767.09
  1997/01/31      20244.92                    18653.90
  1997/02/28      19744.38                    18537.44
  1997/03/31      18402.53                    17444.35
  1997/04/30      18530.33                    17667.98
  1997/05/31      20202.32                    19160.67
  1997/06/30      19850.88                    19352.72
  1997/07/31      20777.40                    20707.71
  1997/08/31      19989.32                    19796.17
  1997/09/30      21331.18                    21220.49
  1997/10/31      20106.47                    20238.03
  1997/11/30      19201.25                    19078.22
  1997/12/31      19912.69                    19589.36
  1998/01/31      19491.06                    19257.49
  1998/02/28      20515.01                    20864.55
  1998/03/31      21430.53                    22338.36
  1998/04/30      21996.71                    22491.51
  1998/05/31      21225.74                    21898.90
  1998/06/30      20695.70                    21141.38
  1998/07/31      18623.72                    19325.40
  1998/08/31      14419.53                    14882.26
  1998/09/30      14877.29                    15511.27
  1998/10/31      15828.96                    17036.97
  1998/11/30      16166.26                    17543.01
  1998/12/31      16941.07                    18007.41
  1999/01/31      17970.37                    18932.86
  1999/02/28      16880.52                    17819.42
  1999/03/31      17389.12                    18654.50
  1999/04/30      18236.78                    20551.13
IMATRL PRASUN   SHR__CHT 19990430 19990610 145651 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Canada Fund on April 30, 1989, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1999, the value of the investment would have grown to $18,237 - an 82.37% increase on the initial investment. For comparison, look at how the Toronto Stock Exchange 300 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,551 - a 105.51% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

CANADA

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Robert Haber)

An interview with Robert Haber, Portfolio Manager of Fidelity Canada
Fund

Q. HOW DID THE FUND PERFORM, BOB?

A. For the six months that ended April 30, 1999, the fund returned 15.21%, while the Toronto Stock Exchange (TSE) 300 returned 20.63%. For the 12 months that ended April 30, 1999, the fund returned -17.09% and the TSE 300 returned -8.63%.

Q. WHY DID THE FUND'S PERFORMANCE TRAIL THAT OF THE TSE 300 OVER THE PAST SIX MONTHS?

A. While the fund enjoyed participating in the rebound of the Canadian market, it lagged the TSE 300 because of the fund's bias toward large-capitalization stocks. Unlike many markets in the world, smaller- and mid-cap issues drove the returns of the TSE 300. In addition, the fund was held back because it was underweighted relative to the index in Nortel, a telecommunications equipment stock that posted strong returns during the period.

Q. WHY DID YOU CHOOSE TO UNDERWEIGHT NORTEL?

A. I sought to take advantage of the Nortel story through the fund's investment in BCE - a diversified telecommunications company - the largest company in Canada, the fund's top holding and the top contributor to its performance. BCE owns about 41% of Nortel, and was selling at a more attractive valuation.

Q. WHAT SORTS OF SHIFTS DID YOU MAKE WITH THE FUND'S INVESTMENTS
DURING THE PAST SIX MONTHS?

A. I divested some of the fund's holdings in bank stocks and reallocated them toward utilities, especially BCE. Banks suffered as the Canadian government squelched any hope that regulations would be eased to allow more consolidation within that sector. Those stocks also were generally fairly valued and didn't offer the kind of attractive earnings growth found elsewhere. BCE, on the other hand, enjoyed solid cash flow growth and future prospects based on a number of factors. First, it was at the forefront of the trend of integrating transmission of telephone, data, satellite TV and Internet commerce under one corporate umbrella. The company is very well managed, and owns a piece of a number of high-growth telephone, satellite and cable systems. I found BCE's stock to be selling at a cheap valuation relative to the aggregate value of its diversified businesses, even though it was duly rewarded with share-price increases during the period.

Q. WHICH OTHER STOCKS PERFORMED WELL? WHICH WERE DISAPPOINTMENTS?

A. In spite of problems in the banking sector, Toronto Dominion Bank thrived due to the strength of one of its assets: Waterhouse Securities, the second-largest discount broker in the U.S. During the period, U.S. discount brokers did very well. JDS Fitel also proved to be a winner for the fund. This manufacturer and distributor of fiber optic components benefited from the growth of the use of fiber optics for data and Internet transmissions. As I mentioned earlier, most banks struggled, including the fund's investments in Royal Bank of Canada, Bank of Nova Scotia and Bank of Montreal.

Q. WHAT IS YOUR OUTLOOK?

A. I'm optimistic about the Canadian market. It rebounded well from a sharp decline last year, due to the significant value it offered global investors interested in taking advantage of a strong economy, a strengthening Canadian dollar and declining interest rates. If we continue to see a resurgence in worldwide economic growth and commodity prices, the Canadian market should benefit; it holds the highest weighting in natural resource stocks among the G7 group of developed nations. While the Canadian market may experience some short-term declines, I believe it has the potential to attract the investors who fled over the past few years due to an economic downturn in the country.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)
FUND FACTS

GOAL: long-term growth by investing mainly in equity securities of Canadian issuers

FUND NUMBER: 309

TRADING SYMBOL: FICDX

START DATE: November 17, 1987

SIZE: as of April 30, 1999, more than $45 million

MANAGER: Robert Haber, since 1998; chief investment officer, Fidelity Investments
Canada, since 1998; manager, Fidelity
Advisor Income & Growth Fund, 1987-1996;
Fidelity Balanced Fund, 1988-1996; Fidelity
Global Balanced Fund, 1993-1996; Fidelity
Advisor Annuity Income & Growth Fund,
1995-1996; director of equity research,
1996-1997; joined Fidelity in 1985

CANADA
INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999

United States 14.1%
Canada 85.9%

Row: 1, Col: 1, Value: 85.90000000000001
Row: 1, Col: 2, Value: 14.1

AS OF OCTOBER 31, 1998

United States 18.0%
Canada 82.0%

Row: 1, Col: 1, Value: 82.0
Row: 1, Col: 2, Value: 18.0

ASSET ALLOCATION

                                % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                         MONTHS AGO

Stocks                           93.9                     92.9

Short-term investments           6.1                      7.1

TOP TEN STOCKS AS OF APRIL
30, 1999

                                % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                         THESE STOCKS 6 MONTHS AGO

BCE, Inc. (Telephone Services)   11.7                     5.0

Toronto Dominion Bank (Banks)    5.2                      0.0

Bank of Nova Scotia (Banks)      4.1                      2.9

Bombardier, Inc. Class B         2.7                      0.6
(Railroads)

CGI Group, Inc. Class A          2.6                      2.0
(sub. vtg.) (Services)

ATI Technologies, Inc.           2.2                      0.1
(Computer Services & Software)

Imasco Ltd. (Tobacco)            2.2                      1.5

JDS Fitel, Inc.  (Electronic     2.1                      0.9
Instruments)

Seagram Co. Ltd. (Beverages)     2.0                      0.2

Thomson Corp. (Publishing)       1.9                      0.6

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                                % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                         THESE MARKET SECTORS 6
                                                         MONTHS AGO

UTILITIES                        20.0                     12.7

FINANCE                          17.0                     16.4

ENERGY                           10.3                     13.9

TECHNOLOGY                       7.6                      6.1

MEDIA & LEISURE                  6.6                      2.6

NONDURABLES                      6.3                      7.5

BASIC INDUSTRIES                 5.6                      6.8

TRANSPORTATION                   4.4                      5.0

DURABLES                         3.6                      3.4

PRECIOUS METALS                  3.2                      3.4


CANADA

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.9%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.2%

Gulfstream Aerospace Corp. (a)    500                      $ 24,375

Orbital Sciences Corp. (a)        2,300                     48,444

                                                            72,819

BASIC INDUSTRIES - 5.6%

CHEMICALS & PLASTICS - 1.6%

Agrium, Inc.                      5,600                     51,119

DuPont Canada, Inc.               2,000                     66,712

Intertape Polymer Group, Inc.     15,700                    460,655

NOVA Chemicals Corp.              5,600                     118,188

Potash Corp. of Saskatchewan      700                       42,663

                                                            739,337

IRON & STEEL - 1.1%

Dofasco, Inc.                     7,600                     118,668

IPSCO, Inc.                       3,600                     80,055

Stelco, Inc. Series A             35,900                    290,748

                                                            489,471

METALS & MINING - 1.7%

Alcan Aluminium Ltd.              13,000                    410,432

Cominco Ltd.                      5,000                     82,189

Falconbridge Ltd.                 3,900                     58,219

Inco Ltd.                         6,500                     124,468

Noranda, Inc.                     4,500                     60,226

Southernera Resources Ltd. (a)    13,000                    42,382

                                                            777,916

PAPER & FOREST PRODUCTS - 1.2%

Abitibi-Consolidated, Inc.        4,200                     49,437

Domtar, Inc.                      10,500                    91,884

Donohue, Inc. Class A (sub.       11,100                    167,605
vtg.)

Macmillan Bloedel Ltd.            16,400                    214,990

                                                            523,916

TOTAL BASIC INDUSTRIES                                      2,530,640

CONSTRUCTION & REAL ESTATE -
2.7%

BUILDING MATERIALS - 1.8%

Jannock Ltd.                      20,400                    241,524

Lafarge Corp.                     2,600                     87,913

Premdor, Inc. (a)                 35,500                    377,660

Richelieu Hardware Ltd. (a)       2,900                     18,511

United Dominion Industries        2,500                     59,626
Ltd.

                                                            785,234

CONSTRUCTION - 0.1%

Lennar Corp.                      1,990                     48,133

ENGINEERING - 0.8%

Bracknell Corp. (a)               86,700                    368,936

TOTAL CONSTRUCTION & REAL                                   1,202,303
ESTATE



                                 SHARES                    VALUE (NOTE 1)

DURABLES - 3.6%

AUTOS, TIRES, & ACCESSORIES -
1.8%

Airboss of America Corp. (a)      61,800                   $ 197,234

Barrett Resources Corp. (a)       2,000                     60,750

Canadian Tire Corp. Ltd.          4,400                     120,796
Series A

Magna International, Inc.         2,400                     142,896
Class A

Uni-Select, Inc.                  1,000                     21,963

Ventra Group, Inc. (a)            28,200                    73,548

Wescast Industries, Inc.          5,600                     186,410
Class A

                                                            803,597

CONSUMER DURABLES - 0.1%

Unican Security Systems Ltd.      1,400                     32,334

CONSUMER ELECTRONICS - 0.2%

Fantom Technologies, Inc.         9,600                     108,058

HOME FURNISHINGS - 1.0%

Dorel Industries, Inc. Class B    20,700                    440,426

TEXTILES & APPAREL - 0.5%

Gildan Activewear, Inc. Class     8,600                     115,563
A (a)

Quiksilver, Inc. (a)              1,200                     31,875

Shaw Industries, Inc. (a)         5,580                     101,138

                                                            248,576

TOTAL DURABLES                                              1,632,991

ENERGY - 10.3%

OIL & GAS - 10.3%

Alberta Energy Co. Ltd.           26,400                    779,135

Anderson Exploration Ltd. (a)     10,800                    129,719

Canada Occidental Petroleum       3,000                     45,402
Ltd.

Canadian Hunter Exploration       6,500                     71,603
Ltd. (a)

Canadian Natural Resources        9,400                     184,516
Ltd. (a)

Compton Petroleum Corp. (a)       70,600                    84,313

Enbridge, Inc.                    5,000                     232,841

Encal Energy Ltd. (a)             6,900                     33,624

Ensign Resource Service           20,100                    337,299
Group, Inc.

Imperial Oil Ltd.                 5,900                     122,495

Kerr-McGee Corp.                  230                       9,746

Merit Energy Ltd. (a)             25,900                    122,656

Paramount Resources Ltd.          2,000                     28,003

Penn West Petroleum Ltd. (a)      19,400                    319,561

Petro-Canada                      16,600                    226,156

Post Energy Corp. (a)             61,000                    234,454

Renaissance Energy Ltd.           4,500                     68,102

Rio Alto Exploration Ltd. (a)     45,900                    693,068

Suncor Energy, Inc.               10,900                    435,776

Talisman Energy, Inc. (a)         3,400                     89,842

Tosco Corp.                       1,000                     26,750

Ulster Petroleums Ltd. (a)        35,600                    359,176

USX-Marathon Group                1,130                     35,313

                                                            4,669,550

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

FINANCE - 17.0%

BANKS - 12.6%

Bank of Montreal, Canada          8,000                    $ 333,837

Bank of Nova Scotia               77,000                    1,831,194

Canadian Imperial Bank of         24,600                    633,150
Commerce

National Bank of Canada           5,200                     83,871

Royal Bank of Canada              9,200                     448,950

Toronto Dominion Bank             43,800                    2,340,309

                                                            5,671,311

CREDIT & OTHER FINANCE - 0.8%

Power Corp. of Canada             16,200                    303,542

Providian Financial Corp.         430                       55,497

                                                            359,039

FEDERAL SPONSORED CREDIT - 0.2%

Freddie Mac                       1,650                     103,538

INSURANCE - 2.4%

Fairfax Financial Holdings        2,500                     692,776
Ltd. rights 6/30/99 (a)(c)

Great-West Lifeco, Inc.           23,300                    384,602

                                                            1,077,378

SECURITIES INDUSTRY - 1.0%

Bear Stearns Companies, Inc.      4,040                     188,365

CI Fund Management, Inc.          2,300                     30,940

Lehman Brothers Holdings,         1,390                     77,232
Inc.

PaineWebber Group, Inc.           1,250                     58,672

Schwab (Charles) Corp.            900                       98,775

                                                            453,984

TOTAL FINANCE                                               7,665,250

HEALTH - 0.9%

DRUGS & PHARMACEUTICALS - 0.6%

Amgen, Inc. (a)                   1,130                     69,424

Biochem Pharma, Inc.              1,700                     35,003

Biogen, Inc. (a)                  430                       40,877

Medimmune, Inc. (a)               1,250                     68,906

Schering-Plough Corp.             1,100                     53,144

                                                            267,354

MEDICAL EQUIPMENT & SUPPLIES
- 0.2%

VISX, Inc. (a)                    630                       81,113

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Lincare Holdings, Inc. (a)        1,800                     53,325

TOTAL HEALTH                                                401,792

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.6%

ELECTRICAL EQUIPMENT - 1.1%

General Instrument Corp. (a)      800                       29,200

Research in Motion Ltd. (a)       5,400                     65,415

Teklogix International, Inc.      26,500                    395,590
(a)

                                                            490,205



                                 SHARES                    VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

Skyjack, Inc. (a)                 11,300                   $ 127,193

POLLUTION CONTROL - 0.2%

Republic Services, Inc. Class     1,500                     30,844
A (a)

Waste Management, Inc.            1,700                     96,050

                                                            126,894

TOTAL INDUSTRIAL MACHINERY &                                744,292
EQUIPMENT

MEDIA & LEISURE - 6.6%

BROADCASTING - 2.3%

Cablevision Systems Corp.         1,060                     82,018
Class A (a)

Chancellor Media Corp. (a)        1,300                     71,338

Cogeco Cable, Inc.                13,900                    281,434

Cogeco, Inc. (sub. vtg.)          13,600                    280,027

Comcast Corp. Class A             1,700                     111,669
(special)

Cox Communications, Inc.          334                       26,511
Class A (a)

Shaw Communications, Inc.         1,800                     74,125
Class B

Time Warner, Inc.                 1,600                     112,000

                                                            1,039,122

ENTERTAINMENT - 1.1%

Cinar Films, Inc. Class B         24,000                    501,000
(sub. vtg.) (a)

PUBLISHING - 3.0%

Thomson Corp.                     28,700                    866,712

Torstar Corp.                     42,800                    484,695

                                                            1,351,407

RESTAURANTS - 0.2%

Sportscene Restaurants, Inc.      20,000                    96,088
Class A

TOTAL MEDIA & LEISURE                                       2,987,617

NONDURABLES - 6.3%

BEVERAGES - 2.0%

Seagram Co. Ltd.                  15,900                    905,765

FOODS - 2.1%

High Liner Foods, Inc. (a)        36,800                    176,802

Saputo Group, Inc.                8,950                     223,289

Weston George Ltd.                14,100                    561,290

                                                            961,381

TOBACCO - 2.2%

Imasco Ltd.                       44,100                    971,592

TOTAL NONDURABLES                                           2,838,738

PRECIOUS METALS - 3.2%

Barrick Gold Corp.                24,000                    485,106

Euro-Nevada Mining Corp. Ltd.     18,600                    318,511

Meridian Gold, Inc. (a)           64,400                    369,073

Placer Dome, Inc.                 17,000                    240,357

Stillwater Mining Co. (a)         285                       8,069

Teck Corp. Class B (sub-vtg.)     2,700                     23,720

                                                            1,444,836

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

RETAIL & WHOLESALE - 1.1%

APPAREL STORES - 0.2%

AnnTaylor Stores Corp. (a)        1,500                    $ 71,250

DRUG STORES - 0.2%

Jean Coutu Group, Inc. Class A    4,300                     91,489

GENERAL MERCHANDISE STORES -
0.1%

Dayton Hudson Corp.               727                       48,936

GROCERY STORES - 0.6%

Loblaw Companies Ltd.             5,700                     143,967

Safeway, Inc. (a)                 2,300                     124,056

                                                            268,023

TOTAL RETAIL & WHOLESALE                                    479,698

SERVICES - 2.8%

CGI Group, Inc. Class A (sub.     46,800                    1,156,349
vtg.) (a)

Mosaic Group, Inc. (a)            40,400                    112,299

                                                            1,268,648

TECHNOLOGY - 7.6%

COMMUNICATIONS EQUIPMENT - 1.0%

Jabil Circuit, Inc. (a)           3,070                     142,947

Mitel Corp. (a)                   3,400                     19,135

Newbridge Networks Corp. (a)      8,200                     303,912

                                                            465,994

COMPUTER SERVICES & SOFTWARE
- 3.6%

ATI Technologies, Inc. (a)        64,800                    971,778

CMGI, Inc. (a)                    100                       25,456

Concentric Network Corp. (a)      900                       75,150

Corel Corp. (a)                   5,300                     16,187

e-Auction Global Trading,         12,300                    135,300
Inc. (a)

GEAC Computer Ltd. (a)            1,800                     35,086

Oracle Corp. (a)                  9,800                     265,213

Polycom, Inc. (a)                 1,400                     34,213

Wang Laboratories, Inc. (a)       2,280                     57,143

                                                            1,615,526

COMPUTERS & OFFICE EQUIPMENT
- 0.2%

Comverse Technology, Inc. (a)     900                       57,713

Hutchinson Technology, Inc.       1,530                     33,756
(a)

                                                            91,469

ELECTRONIC INSTRUMENTS - 2.1%

JDS Fitel, Inc. (a)               15,300                    924,091

ELECTRONICS - 0.7%

Celestica, Inc. (sub-vtg.) (a)    5,800                     230,885

Sanmina Corp. (a)                 1,300                     86,288

                                                            317,173

TOTAL TECHNOLOGY                                            3,414,253



                                 SHARES                    VALUE (NOTE 1)

TRANSPORTATION - 4.4%

RAILROADS - 4.4%

Bombardier, Inc. Class B          78,800                   $ 1,222,292

Canadian National Railway Co.     8,400                     530,405

Canadian Pacific Ltd.             10,200                    230,323

                                                            1,983,020

UTILITIES - 20.0%

CELLULAR - 1.9%

QUALCOMM, Inc.                    300                       60,000

Teleglobe, Inc.                   27,300                    804,760

                                                            864,760

ELECTRIC UTILITY - 0.7%

AES Corp. (a)                     2,400                     120,000

IPALCO Enterprises, Inc.          1,700                     39,206

Transalta Corp.                   9,900                     142,690

                                                            301,896

GAS - 1.8%

Transcanada Pipelines Ltd.        35,100                    484,221

Westcoast Energy, Inc.            16,300                    315,484

                                                            799,705

TELEPHONE SERVICES - 15.6%

Ameritech Corp.                   1,060                     72,544

BCE, Inc.                         115,300                   5,262,490

BCT.Telus Communications,         3,800                     94,674
Inc.

Manitoba Telecom Services,        42,700                    514,334
Inc.

Maritime Telegraph &              5,200                     139,190
Telephone Co. Ltd.

MCI WorldCom, Inc. (a)            930                       76,434

McLeodUSA, Inc. Class A (a)       1,120                     62,790

Nortel Networks Corp.             12,100                    822,169

                                                            7,044,625

TOTAL UTILITIES                                             9,010,986

TOTAL COMMON STOCKS                                         42,347,433
(Cost $36,382,166)

CASH EQUIVALENTS - 6.1%



Taxable Central Cash Fund (b)     2,741,607                 2,741,607
(Cost $2,741,607)

TOTAL INVESTMENT IN                                         $ 45,089,040
SECURITIES - 100%
(Cost $39,123,773)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $692,776 or 1.5% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $73,352,831 and $82,796,973, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,286 for the period.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $39,125,841. Net unrealized appreciation aggregated $5,963,199, of which $6,662,807 related to appreciated investment securities and $699,608 related to depreciated investment securities.

At October 31, 1998, the fund had a capital loss carryforward of approximately $6,389,000, all of which will expire on October 31, 2006, respectively.

CANADA

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                            APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 45,089,040
value  (cost $39,123,773) -
See accompanying schedule

Foreign currency held at                     79,679
value  (cost $79,619)

Receivable for investments                   3,237,010
sold

Receivable for fund shares                   32,774
sold

Dividends receivable                         11,091

Interest receivable                          11,953

 TOTAL ASSETS                                48,461,547

LIABILITIES

Payable for investments        $ 2,512,888
purchased

Payable for fund shares         48,386
redeemed

Accrued management fee          11,389

Other payables and accrued      44,251
expenses

 TOTAL LIABILITIES                           2,616,914

NET ASSETS                                  $ 45,844,633

Net Assets consist of:

Paid in capital                             $ 46,646,152

Distributions in excess of                   (29,989)
net investment income

Accumulated undistributed net                (6,744,827)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  5,973,297
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 3,044,070                   $ 45,844,633
shares outstanding

NET ASSET VALUE and                          $15.06
redemption price per share
($45,844,633 (divided by)
3,044,070 shares)

Maximum offering price per                   $15.53
share (100/97.00 of $15.06)

STATEMENT OF OPERATIONS
                                             SIX MONTHS ENDED APRIL 30,
                                             1999 (UNAUDITED)

INVESTMENT INCOME                            $ 245,935
Dividends

Interest                                      94,763

                                              340,698

Less foreign taxes withheld                   (35,220)

 TOTAL INCOME                                 305,478

EXPENSES

Management fee Basic fee         $ 173,171

 Performance adjustment           (102,740)

Transfer agent fees               90,817

Accounting fees and expenses      30,390

Custodian fees and expenses       56,309

Registration fees                 9,692

Audit                             12,230

Legal                             184

 Total expenses before            270,053
reductions

 Expense reductions               (17,893)    252,160

NET INVESTMENT INCOME                         53,318

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,213,508

 Foreign currency transactions    37,777      1,251,285

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            5,310,933

 Assets and liabilities in        7,266       5,318,199
foreign currencies

NET GAIN (LOSS)                               6,569,484

NET INCREASE (DECREASE) IN                   $ 6,622,802
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 9,525
charges paid to FDC

 Sales charges - Retained by                 $ 9,525
FDC

 Deferred sales charges                      $ 2,101
withheld by FDC

Expense Reductions

 Directed brokerage                          $ 16,923
arrangements

 Transfer agent credits                       970

                                             $ 17,893

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 53,318                    $ 412,429
income

 Net realized gain (loss)         1,251,285                   (7,161,849)

 Change in net unrealized         5,318,199                   (7,122,677)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       6,622,802                   (13,872,097)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (218,427)                   (246,908)
From net investment income

 In excess net investment         (29,989)                    -
income

 From net realized gain           -                           (10,106,122)

 TOTAL DISTRIBUTIONS              (248,416)                   (10,353,030)

Share transactions Net            5,065,869                   7,142,290
proceeds from sales of shares

 Reinvestment of distributions    237,716                     10,182,688

 Cost of shares redeemed          (13,265,509)                (42,155,827)

 NET INCREASE (DECREASE) IN       (7,961,924)                 (24,830,849)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   10,386                      20,258

  TOTAL INCREASE (DECREASE)       (1,577,152)                 (49,035,718)
IN NET ASSETS

NET ASSETS

 Beginning of period              47,421,785                  96,457,503

 End of period (including        $ 45,844,633                $ 47,421,785
under/(over) distribution of
net investment income of
$(28,989) and  $352,447,
respectively)

OTHER INFORMATION
Shares

 Sold                             357,823                     449,694

 Issued in reinvestment of        17,767                      627,013
distributions

 Redeemed                         (939,783)                   (2,578,744)

 Net increase (decrease)          (564,193)                   (1,502,037)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1998                     1997      1996       1995

Net asset value, beginning of    $ 13.14                          $ 18.88                  $ 21.84   $ 17.55    $ 17.18
period

Income from Investment
Operations

Net investment income             .02 D                            .09 D                    .03 D     .08 D      .05

Net realized and unrealized       1.97                             (3.70)                   1.39      4.27       .33
gain (loss)

Total from investment             1.99                             (3.61)                   1.42      4.35       .38
operations

Less Distributions

 From net investment income       (.06)                            (.05)                    (.13)     (.08)      (.01)

 In excess of net investment      (.01)                            -                        -         -          -
income

From net realized gain            -                                (2.08)                   (4.29)    -          -

In excess of net realized gain    -                                -                        -         -          -

Total distributions               (.07)                            (2.13)                   (4.42)    (.08)      (.01)

Redemption fees added to paid     -                                -                        .04       .02        -
in capital

Net asset value, end of period   $ 15.06                          $ 13.14                  $ 18.88   $ 21.84    $ 17.55

TOTAL RETURN B, C                 15.21%                           (21.27)%                 8.21%     24.99%     2.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 45,845                         $ 47,422                 $ 96,458  $ 129,671  $ 326,763
(000 omitted)

Ratio of expenses to average      1.16% A                          .94%                     .93%      1.01%      1.09% E
net assets

Ratio of expenses to average      1.08% A, F                       .80% F                   .92% F    .98% F     1.08% F
net assets after  expense
reductions

Ratio of net investment           .23% A                           .57%                     .18%      .40%       .26%
income to average net assets

Portfolio turnover rate           350% A                           215%                     139%      139%       75%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.





SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 17.82
period

Income from Investment
Operations

Net investment income             -

Net realized and unrealized       (.60)
gain (loss)

Total from investment             (.60)
operations

Less Distributions

 From net investment income       -

 In excess of net investment      -
income

From net realized gain            -

In excess of net realized gain    (.04)

Total distributions               (.04)

Redemption fees added to paid     -
in capital

Net asset value, end of period   $ 17.18

TOTAL RETURN B, C                 (3.37)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 368,330
(000 omitted)

Ratio of expenses to average      1.57%
net assets

Ratio of expenses to average      1.57%
net assets after  expense
reductions

Ratio of net investment           (.14)%
income to average net assets

Portfolio turnover rate           59%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


EMERGING MARKETS

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to February 19, 1993, Emerging Markets operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY EMERGING MARKETS      28.34%         -16.02%      -44.75%       -3.44%

FIDELITY EMERGING MARKETS      24.49%         -18.54%      -46.41%       -6.33%
(INCL. 3.00% SALES CHARGE)

MSCI Emerging   Markets Free   34.87%         -10.19%      -12.84%       139.85%

Emerging Markets   Funds       26.92%         -16.37%      -15.27%       n/a
Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on November 1, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index - a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world. As of April 30, 1999, the index included over 860 equity securities of companies domiciled in 25 countries. However, to measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 191 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY EMERGING MARKETS      -16.02%      -11.19%       -0.41%

FIDELITY EMERGING MARKETS      -18.54%      -11.73%       -0.77%
(INCL. 3.00% SALES CHARGE)

MSCI Emerging   Markets Free   -10.19%      -2.71%        10.84%

Emerging Markets   Funds       -16.37%      -3.48%        n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             Emerging Markets            MS EMF Index (Gross)
             00322                       MS006
  1990/11/01       9700.00                    10000.00
  1990/11/30       9564.20                     9571.06
  1990/12/31       9777.33                     9975.54
  1991/01/31       9709.16                    10782.17
  1991/02/28      10118.17                    12378.30
  1991/03/31      10108.44                    12889.03
  1991/04/30      10332.42                    13027.70
  1991/05/31      10332.42                    14052.74
  1991/06/30       9972.10                    13551.10
  1991/07/31      10186.34                    14255.08
  1991/08/31      10108.44                    14557.58
  1991/09/30      10225.30                    14002.85
  1991/10/31      10127.91                    14578.49
  1991/11/30       9991.58                    14362.80
  1991/12/31      10438.08                    15976.83
  1992/01/31      10517.68                    17826.43
  1992/02/29      10826.15                    18620.48
  1992/03/31      10806.24                    19252.13
  1992/04/30      11064.96                    19122.79
  1992/05/31      11542.58                    19054.82
  1992/06/30      11522.68                    17165.89
  1992/07/31      11144.56                    17354.93
  1992/08/31      10865.95                    16548.35
  1992/09/30      10796.29                    16609.34
  1992/10/31      10995.30                    17499.53
  1992/11/30      10905.75                    17309.63
  1992/12/31      11048.91                    17823.04
  1993/01/31      11201.38                    17909.23
  1993/02/28      11770.60                    18207.62
  1993/03/31      12095.86                    18807.85
  1993/04/30      12482.12                    19240.41
  1993/05/31      12756.56                    19769.94
  1993/06/30      12919.19                    20356.62
  1993/07/31      13142.82                    20904.76
  1993/08/31      14057.63                    22673.81
  1993/09/30      14372.73                    23280.87
  1993/10/31      16446.31                    25369.70
  1993/11/30      17096.84                    26492.37
  1993/12/31      20082.32                    30871.45
  1994/01/31      19501.26                    31433.12
  1994/02/28      18950.78                    30873.94
  1994/03/31      17115.84                    28080.18
  1994/04/30      16952.74                    27518.51
  1994/05/31      17391.08                    28460.32
  1994/06/30      16167.79                    27675.84
  1994/07/31      17401.28                    29396.67
  1994/08/31      19613.39                    33045.18
  1994/09/30      20112.90                    33420.73
  1994/10/31      19623.58                    32817.87
  1994/11/30      18267.77                    31111.53
  1994/12/31      16480.81                    28612.77
  1995/01/31      14212.53                    25568.64
  1995/02/28      14376.01                    24912.84
  1995/03/31      14089.92                    25071.12
  1995/04/30      14386.23                    26195.85
  1995/05/31      15837.11                    27589.45
  1995/06/30      16021.03                    27671.05
  1995/07/31      16828.21                    28292.18
  1995/08/31      16317.33                    27625.75
  1995/09/30      16245.81                    27494.64
  1995/10/31      15469.28                    26442.14
  1995/11/30      14968.62                    25970.59
  1995/12/31      15956.70                    27122.44
  1996/01/31      17548.21                    29050.35
  1996/02/29      17340.17                    28588.47
  1996/03/31      17464.99                    28811.13
  1996/04/30      18359.57                    29963.08
  1996/05/31      18349.17                    29829.29
  1996/06/30      18276.35                    30015.55
  1996/07/31      16840.87                    27964.18
  1996/08/31      17517.00                    28679.97
  1996/09/30      17901.88                    28928.42
  1996/10/31      17277.76                    28156.91
  1996/11/30      18182.73                    28628.69
  1996/12/31      17552.02                    28758.18
  1997/01/31      18565.85                    30719.77
  1997/02/28      19558.57                    32035.35
  1997/03/31      18470.81                    31193.85
  1997/04/30      17298.56                    31248.96
  1997/05/31      17023.98                    32143.32
  1997/06/30      17150.71                    33863.53
  1997/07/31      16855.01                    34369.04
  1997/08/31      13010.88                    29995.61
  1997/09/30      13422.75                    30826.73
  1997/10/31      10930.41                    25768.45
  1997/11/30      10275.64                    24828.22
  1997/12/31      10395.44                    25426.53
  1998/01/31       9691.58                    23432.32
  1998/02/28      10633.67                    25878.08
  1998/03/31      11055.99                    27001.09
  1998/04/30      11153.44                    26706.95
  1998/05/31       9691.58                    23047.01
  1998/06/30       8727.84                    20629.47
  1998/07/31       8998.55                    21283.56
  1998/08/31       6118.15                    15129.63
  1998/09/30       6594.61                    16089.38
  1998/10/31       7298.47                    17783.62
  1998/11/30       7720.78                    19262.66
  1998/12/31       7634.15                    18983.49
  1999/01/31       7428.41                    18677.21
  1999/02/28       7450.07                    18858.89
  1999/03/31       8348.84                    21344.31
  1999/04/30       9366.73                    23985.04
IMATRL PRASUN   SHR__CHT 19990430 19990628 140946 R00000000000105

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on November 1, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1999, the value of the investment would have been $9,367 - a 6.33% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $23,985 - a 139.85% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

EMERGING MARKETS

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of David Stewart)

An interview with David Stewart, Portfolio Manager of Fidelity
Emerging Markets Fund

Q. HOW DID THE FUND PERFORM, DAVID?

A. The fund was competitive with its peers but lagged its benchmark index. For the six months that ended April 30, 1999, the fund returned 28.34%. That trailed the 34.87% return of the Morgan Stanley Capital International Emerging Markets Free Index but edged the 26.92% return of the emerging markets fund average tracked by Lipper Inc. For the 12 months that ended April 30, 1999, the fund's return was -16.02%, compared to -10.19% and -16.37% for the index and average, respectively.

Q. WHY DID THE FUND UNDERPERFORM THE INDEX OVER THE PAST SIX MONTHS?

A. One reason had to do with the abrupt reversal that occurred in most emerging markets during the period. This reversal was triggered by plummeting interest rates, particularly in Asia. Lower interest rates allowed emerging-market economies to function more normally and jump-started their stock markets. I and many of my peers had been favoring defensive holdings, including utility, beverage and tobacco shares. Although these stocks were the place to be during hard economic times, they were outperformed by other sectors when the markets rallied. I made adjustments as the period progressed, but they were insufficient to catch up to the index. In addition, the fund's relatively high cash levels for part of the period - another defensive measure - held back its returns.

Q. HOW WAS THE FUND POSITIONED IN LATIN AMERICA AND EUROPE?

A. To compensate for the fund's relatively heavy position in Asia, I slightly underweighted Europe and Latin America. Overall, this decision had a positive influence on the fund's returns, but stock selection was a drawback for the reasons I mentioned.

Q. WHAT WERE YOU BUYING WHEN YOU BEGAN SELLING DEFENSIVE ISSUES?

A. For the most part, I bought cyclical stocks to replace the defensive components of the portfolio that I sold. Cyclical stocks - that is, stocks that are more sensitive to fluctuations in economic activity - were the clear winners during the period. This was attributable to several factors, including surprisingly robust growth in the U.S. economy, the apparent beginnings of a recovery in Asia and sharply advancing crude oil prices.

Q. WHAT HOLDINGS MADE A POSITIVE CONTRIBUTION TO THE FUND'S
PERFORMANCE?

A. Samsung Fire & Marine Insurance and Samsung Electronics performed well in the surging South Korean market. As part of a drive to make South Korean companies more competitive in world markets, many of the country's conglomerates are being restructured, and Samsung is a leader in that process. Yapi Ve Kredi Bankasi is a leading Turkish bank that responded well to the climate of falling interest rates. Another Turkish company, Haci Omer Sabanci Holding, is a holding company with interests in banking, chemicals and telecommunications. The company benefited from lower interest rates and a generally strong worldwide market for telecommunications.

Q. WHAT STOCKS UNDERPERFORMED DURING THE PERIOD?

A. Real Africa Holdings was a disappointment. The company is a conglomerate structured to benefit from black business initiatives in South Africa. Real Africa stock was hurt along with others in that sector when, due to the controversial activities of rival black business group New Africa Investments Ltd., the whole black business sector was derated - that is, its prospects were downgraded. China Resources Beijing Land, a construction and real estate stock, weakened when Chinese stocks were derated as a result of increased devaluation risk for the yuan, the Chinese currency. Currency risk is ever present when investing overseas, and it is one reason that foreign investments are considered to have more risk than those based in the U.S.

Q. WHAT'S YOUR OUTLOOK, DAVID?

A. After being neglected by investors due to negative developments in Asia and Russia, emerging markets benefited from a substantial infusion of investment funds during the period, as investors took lower interest rates as a signal to re-enter these markets. In the rush to invest, however, market participants did not distinguish between good and bad stocks. My expectation is that most emerging market rallies will pause, with the next uptick being driven by earnings rather than interest rates. At that point, the companies with strong earnings growth should be the clear winners, and the fund is positioned to benefit from that scenario.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)
FUND FACTS

GOAL: long-term growth of capital by investing mainly in equity securities of emerging market issuers, which can be found in regions such as Southeast Asia, Latin America and Eastern
Europe

FUND NUMBER: 322

TRADING SYMBOL: FEMKX

START DATE: November 1, 1990

SIZE: as of April 30, 1999, more than $334 million

MANAGER: David Stewart, since 1997;
manager, Fidelity Emerging Markets Pilot Fund, since 1995; analyst covering emerging markets, since 1995; joined Fidelity in 1994

EMERGING MARKETS

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999
United States 7.8%
Brazil 8.4%
Thailand 4.9%
India 5.7%
Taiwan 9.9%
Korea (South) 10.7%
South Africa 8.1%
Malaysia 4.2%
Mexico 11.3%
Other 29.0%

Row: 1, Col: 1, Value: 8.4
Row: 1, Col: 2, Value: 5.7
Row: 1, Col: 3, Value: 10.7
Row: 1, Col: 4, Value: 4.2
Row: 1, Col: 5, Value: 11.3
Row: 1, Col: 6, Value: 29.0
Row: 1, Col: 7, Value: 8.1
Row: 1, Col: 8, Value: 9.9
Row: 1, Col: 9, Value: 4.9
Row: 1, Col: 10, Value: 7.8

AS OF OCTOBER 31, 1998

United States 8.9%
Brazil 11.0%
Thailand 4.8%
India 5.3%
Taiwan 4.9%
Israel 3.9%
South Africa 11.6%
Korea (South) 6.8%
Mexico 12.4%
Other 30.4%

Row: 1, Col: 1, Value: 11.0
Row: 1, Col: 2, Value: 5.3
Row: 1, Col: 3, Value: 3.9
Row: 1, Col: 4, Value: 6.8
Row: 1, Col: 5, Value: 12.4
Row: 1, Col: 6, Value: 30.4
Row: 1, Col: 7, Value: 11.6
Row: 1, Col: 8, Value: 4.9
Row: 1, Col: 9, Value: 4.8
Row: 1, Col: 10, Value: 8.9

ASSET ALLOCATION

                        % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                 MONTHS AGO

Common Stocks            90.5                     91.0

Preferred Stocks         1.7                      0.1

Short-term investments   7.8                      8.9



TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Telefonos de Mexico SA          3.3                      3.8
sponsored ADR representing
Class L shares (Mexico,
Telephone Services)

Samsung Electronics Co. Ltd.    2.2                      2.2
(Korea (South), Electronics)

Cathay Life Insurance Co.       2.1                      3.0
Ltd. (Taiwan, Insurance)

Korea Electric Power Corp.      2.0                      2.1
(Korea (South), Electric
Utility)

Liberty Life Association of     1.8                      1.5
Africa Ltd. (South Africa,
Insurance)

China Trust Co. Ltd. (Taiwan,   1.8                      0.1
Credit & Other Finance)

Far Eastern Textile Ltd.        1.7                      0.0
(Taiwan, Textiles & Apparel)

Johnnies Industrial Corp.       1.7                      1.1
Ltd. (Reg.) (South Africa,
Precious Metals)

Siam Commercial Bank PLC        1.6                      0.0
5.25% (Thailand, Banks)

Reliance Industries Ltd.        1.5                      0.0
(India, Chemicals & Plastics)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

UTILITIES                       21.7                     23.5

FINANCE                         20.2                     21.1

NONDURABLES                     10.8                     12.1

BASIC INDUSTRIES                7.6                      3.4

TECHNOLOGY                      6.2                      5.7

HEALTH                          4.0                      2.1

PRECIOUS METALS                 3.8                      3.2

MEDIA & LEISURE                 3.3                      2.2

ENERGY                          3.1                      4.8

DURABLES                        2.4                      1.1


EMERGING MARKETS

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 90.5%

                                 SHARES                       VALUE (NOTE 1)

ARGENTINA - 2.7%

Perez Companc SA Class B          372,800                     $ 2,312,308

Telefonica de Argentina SA        68,800                       2,571,400
sponsored ADR

YPF Sociedad Anonima              99,700                       4,187,400
sponsored ADR representing
Class D shares

                                                               9,071,108

BRAZIL - 8.4%

Centrais Electricas               207,588,000                  4,362,402
Brasileiras SA

Companhia Vale do Rio Doce (a)    197,000                      3,773,221

Compania Cervejaria Brahma PN     7,115,648                    3,358,090
 (Pfd. Reg.) (a)

Compania Energertica Minas        57,363,173                   1,377,681
Gerais

Souza Cruz Industria Comerico     408,600                      2,710,916

Tele Centro Sul Participacoes     38,820                       2,062,313
 SA sponsored ADR (a)

Tele Norte Leste                  170,500                      2,887,844
Participacoes  SA ADR (a)

Tele Sudeste Celular              60,300                       1,722,319
Participacoes  SA ADR

Telebras sponsored:

ADR                               20,900                       1,633

ADR (PFD)                         11,800                       1,076,013

Telesp Participacoes SA ADR       115,200                      2,880,000
(a)

Votorantim Celulose e Papel       93,761,000                   2,369,499
SA (Pfd. Reg.)

                                                               28,581,931

CHILE - 2.3%

Compania Cervecerias Unidas       52,400                       1,287,075
SA sponsored ADR

Compania de                       107,300                      2,836,744
Telecomunicaciones de Chile
SA sponsored ADR

Embotelladora Andina              80,000                       1,445,000
sponsored ADR Class A

Enersis SA sponsored ADR          33,554                       637,526

Santa Isabel SA sponsored ADR     82,600                       826,000

Vina Concha Stet y Toro SA        27,900                       905,006
sponsored ADR

                                                               7,937,351

CHINA - 1.1%

Guangshen Railway Co. Ltd.        15,050,000                   1,980,442
Class H

Shanghai Petrochemical Co.        9,530,000                    1,782,733
Ltd.  Class H

                                                               3,763,175

COLOMBIA - 0.7%

Suramericana de Inversiones SA    1,063,600                    2,363,556

CROATIA - 1.3%

Pliva D.D.:

GDR (c)                           133,700                      2,085,720

GDR (Reg.S) unit                  157,700                      2,460,120

                                                               4,545,840



                                 SHARES                       VALUE (NOTE 1)

CZECH REPUBLIC - 0.5%

Ceske Energeticke Zavody AS       1,166,000                   $ 1,646,917

EGYPT - 1.9%

Commercial International Bank     444,880                      4,383,538
Ltd.

Egypt Mobile Phone (a)            145,000                      1,935,861

Orascom Construction              8,826                        113,450
Industries (a)

                                                               6,432,849

GREECE - 2.3%

Alpha Credit Bank                 9,760                        697,505

Alpha Credit Bank rights          9,760                        0
5/31/99 (a)

Hellenic Telecommunication        193,100                      4,485,009
Organization SA (OTE)

STET Hellas                       101,200                      2,732,400
Telecommunications  SA ADR
(a)

                                                               7,914,914

HONG KONG - 0.8%

China Resources Beijing Land      8,848,000                    1,563,836
Ltd.

Glorious Sun Enterprises          6,402,000                    1,090,222

                                                               2,654,058

HUNGARY - 1.2%

Matav RT sponsored ADR            94,000                       2,643,750

MOL Magyar Olay-es Gazipari       62,800                       1,400,719
RT  Series A (For.Reg.)

                                                               4,044,469

INDIA - 5.7%

Dr. Reddy's Laboratories Ltd.     156,800                      3,223,172
(a)

Hindustan Petroleum Corp.         3,100                        13,415
Ltd.

ITC Ltd.                          90,000                       2,013,805

Mahanagar Telephone Nigam         480,200                      1,761,070
Ltd.

Pentafour Software & Exports      76,500                       1,831,818
Ltd.

Punjab Tractors Ltd.              63,300                       1,943,285

Ranbaxy Laboratories Ltd.         152,200                      2,026,667

Reliance Industries Ltd.          1,653,894                    5,240,615

State Bank of India               349,400                      1,291,988

Tata Engineering & Locomotive     7,125                        23,808
Co. Ltd.

Tata Power Co. Ltd.               650                          986

                                                               19,370,629

ISRAEL - 2.1%

Bank Hapoalim BM (Reg.)           690,300                      1,646,928

Bezeq Israeli                     858,617                      3,335,777
Telecommunication  Corp.
Ltd. (a)

ECI Telecom Ltd.                  54,100                       1,994,938

                                                               6,977,643

KOREA (SOUTH) - 10.7%

Kookmin Bank                      96,000                       1,308,541

Korea Electric Power Corp.        229,400                      6,601,163

Korea Telecom                     81,600                       4,212,855

Medison Co. Ltd.                  340,970                      3,815,652

Nong Shim Co. Ltd.                31,100                       1,753,219

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

KOREA (SOUTH) - CONTINUED

Pohang Iron & Steel Co. Ltd.      12,200                      $ 1,047,753

Samsung Electronics Co. Ltd.      98,330                       7,561,939

Samsung Fire & Marine             8,531                        3,947,877
Insurance

Shinsegae Department Store (a)    44,600                       1,538,579

SK Telecom Co. Ltd.               2,491                        2,606,800

SK Telecom Co. Ltd. ADR           121,500                      1,685,813

                                                               36,080,191

LUXEMBOURG - 1.4%

Minorco SA (For. Reg.)            184,000                      4,630,875

MALAYSIA - 4.2%

Amway Holding BHD                 660,000                      1,372,105

Carlsberg Brewery BHD             589,000                      1,922,000

Genting BHD                       652,000                      2,058,947

Malayan Banking BHD               1,318,000                    3,503,105

Rothmans of Pall Mall             532,000                      3,850,000
Malaysia BHD

YTL Cement BHD                    2,584,800                    1,380,827

                                                               14,086,984

MEXICO - 11.3%

Cifra SA de CV Series C (a)       2,306,300                    4,287,909

Empresas ICA Sociedad             200,300                      1,314,469
Controladora SA de CV
sponsored ADR

Fomento Economico Mexicano SA     60,600                       2,204,325
de CV sponsored ADR

Gruma SA de CV Class B            114,731                      889,165
sponsored ADR (a)

Grupo Carso SA de CV Class A-1    281,000                      1,354,417

Grupo Financiero Bancomer SA      14,074,900                   4,840,374
de CV Series A

Grupo Modelo SA de CV Class C     1,938,000                    5,050,672

Grupo Televisa SA de CV           105,700                      4,333,700
sponsored ADR (a)

Kimberly-Clark de Mexico SA       669,000                      2,581,096
de CV Class A

Telefonos de Mexico SA            149,900                      11,354,922
sponsored ADR representing
Class L shares

                                                               38,211,049

PAKISTAN - 0.2%

Dandot Cement Co. Ltd. (a)        93,750                       1,386

Hub Power Co. Ltd. GDR unit       91,300                       730,400

                                                               731,786

PANAMA - 0.5%

Panamerican Beverages, Inc.       78,300                       1,737,281
Class A

PERU - 1.0%

Cementos Lima S.A.                3,000                        47,678

Compania de Minas                 150,400                      2,425,200
Buenaventura SA sponsored
ADR Class B

Telefonica del Peru SA ADR        70,400                       1,060,400

                                                               3,533,278



                                 SHARES                       VALUE (NOTE 1)

PHILIPPINES - 3.7%

Benpres Holdings Corp. (a)        11,132,000                  $ 2,605,517

First Phillipines Holdings        770,500                      699,073
Corp. Class B

Manila Electric Co. Class B       1,094,000                    4,171,729

QueenBee Resources Corp.          4,321,000                    2,613,623
warrants 3/25/03 (a)

San Miguel Corp. Class B          1,216,800                    2,592,000

                                                               12,681,942

POLAND - 0.5%

Bank Handlowy w Warszawie SA      143,100                      1,659,960
GDR (Reg.S) unit

RUSSIA - 0.7%

Unified Energy Systems            395,800                      2,226,375
sponsored ADR

SINGAPORE - 0.0%

Allgreen Properties Ltd.          39,000                       23,685

SOUTH AFRICA - 8.1%

Anglo American Platinum Corp.     130,200                      2,380,432
Ltd.

Anglogold Ltd.                    47,890                       2,255,967

Barlow Ltd.                       128,100                      770,130

Gold Fields Ltd.                  391,607                      2,434,946

Iscor Ltd.                        2,717,800                    850,537

Johnnies Industrial Corp.         869,100                      5,604,326
Ltd. (Reg.)

Liberty Life Association of       423,403                      6,116,112
Africa Ltd.

Real Africa Holdings Ltd.         1,611,651                    3,145,656

Standard Bank Investment          647,200                      1,966,784
Corp. Ltd.

Theta Group Ltd. (a)              591,200                      2,044,917

                                                               27,569,807

SRI LANKA - 0.3%

Development Finance Corp. of      233,669                      379,240
Ceylon

John Keells Holdings Ltd.         141,223                      389,441

National Development Bank         150,000                      227,828

                                                               996,509

TAIWAN - 9.9%

Bank Sinopac                      3,583,070                    2,520,202

Cathay Life Insurance Co.         1,992,600                    7,129,486
Ltd.

China Trust Co. Ltd. (a)          6,959,000                    6,086,465

Far Eastern Textile Ltd.          4,197,000                    5,634,505

Hon Hai Precision Industry        501,000                      2,727,156
Co.

Nan Ya Plastics Corp. (a)         1,499,000                    2,383,731

Phoenixtec Power Co. Ltd.         1,501,000                    2,685,275

Taiwan Semiconductor              1,288,000                    4,352,416
Manufacturing Co. Ltd.

                                                               33,519,236

THAILAND - 3.3%

Bangkok Bank Ltd. PCL (For.       802,300                      2,400,412
Reg.) (a)

Bangkok Expressway PCL            2,497,200                    2,187,574
(For.Reg.) (a)

BEC World PCL (For.Reg.)          160,000                      845,283

Electricity Generating PCL        466,000                      1,036,253
(For. Reg.)

Ministry of Finance of the        5,283,200                    2,064,863
Kingdom of Thailand (Siam
Commercial Bank PLC)
warrants 5/31/02 (a)

National Finance PCL (a)          449,400                      321,000

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

THAILAND - CONTINUED

Nithipat Finance PCL:

(For. Reg.) warrants 12/15/99     49,800                      $ 0
(a)

(For.Reg.) (a)                    2,395,900                    1

PTT Exploration & Production      246,200                      2,269,553
Public Co.Ltd. (For.Reg.) (a)

                                                               11,124,939

TURKEY - 3.1%

Erciyas Biracilik Ve Malt         5,013,200                    137,424

Finansbank AS                     306,548,600                  1,524,313

Guney Biraciliu                   31,258,675                   1,275,354

Haci Omer Sabanci Holding AS      119,708,370                  3,281,506

Koytas Tekstil Sanayi ve          26,770,000                   119,461
Ticaret AS (a)

Sabah Yayincilik AS (a)           303,737,700                  1,123,070

Yapi Ve Kredi Bankasi AS          119,427,510                  2,862,677

                                                               10,323,805

UNITED KINGDOM - 0.6%

South African Breweries PLC       227,000                      1,906,856

TOTAL COMMON STOCKS                                            306,348,998
(Cost $288,264,418)

CONVERTIBLE PREFERRED STOCKS
- 1.7%



PHILIPPINES - 0.1%

PDCP Development Bank             2,252,138                    278,371
(non-vtg.) (a)

THAILAND - 1.6%

Siam Commercial Bank PLC 5.25     5,283,200                    5,411,371
%

TOTAL CONVERTIBLE PREFERRED                                    5,689,742
STOCKS
(Cost $4,592,541)

CASH EQUIVALENTS - 7.8%



Taxable Central Cash Fund (b)     26,259,392                   26,259,392
(Cost $26,259,392)

TOTAL INVESTMENT IN                                            $ 338,298,132
SECURITIES - 100%
(Cost $319,116,351)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the taxable central cash fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, express as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,085,720 or 0.6% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $136,547,679 and $137,973,738, respectively.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $319,916,174. Net unrealized appreciation aggregated $18,381,958, of which $62,471,954 related to appreciated investment securities and $44,089,996 related to depreciated investment securities.

At October 31, 1998, the fund had a capital loss carryforward of approximately $116,340,000 of which $97,014,000 and 19,326,000 will expire on September 30, 2004 and 2006, respectively.

The fund intends to elect to defer to its fiscal year ending September 30, 1999 approximately $262,816,000 of losses recognized during the period November 1, 1997 to September 30, 1998.

The fund intends to elect to defer to its fiscal year ending September 30, 1999 approximately $5,752,000 of currency losses recognized during the period November 1, 1997 to September 30, 1998.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

BASIC INDUSTRIES              7.6%

CASH EQUIVALENTS              7.8

CONSTRUCTION & REAL ESTATE    1.9

DURABLES                      2.4

ENERGY                        3.1

FINANCE                       20.2

GOVERNMENT SECURITIES         0.6

HEALTH                        4.0

HOLDING COMPANIES             2.2

INDUSTRIAL MACHINERY &        1.9
EQUIPMENT

MEDIA & LEISURE               3.3

NONDURABLES                   10.8

PRECIOUS METALS               3.8

RETAIL & WHOLESALE            1.8

SERVICES                      0.1

TECHNOLOGY                    6.2

TRANSPORTATION                0.6

UTILITIES                      21.7

                              100.0%

EMERGING MARKETS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                             APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 338,298,132
value  (cost $319,116,351) -
 See accompanying schedule

Cash                                          498,287

Foreign currency held at                      2,169,836
value  (cost $2,139,188)

Receivable for investments                    9,379,495
sold

Receivable for fund shares                    1,555,454
sold

Dividends receivable                          1,444,029

Interest receivable                           74,266

Other receivables                             1,181

 TOTAL ASSETS                                 353,420,680

LIABILITIES

Payable for investments        $ 16,908,788
purchased

Payable for fund shares         631,390
redeemed

Accrued management fee          186,147

Other payables and accrued      1,136,361
expenses

 TOTAL LIABILITIES                            18,862,686

NET ASSETS                                   $ 334,557,994

Net Assets consist of:

Paid in capital                              $ 821,454,244

Distributions in excess of                    (17,833,526)
net investment income

Accumulated undistributed net                 (487,383,270)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   18,320,546
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 38,656,910                   $ 334,557,994
shares outstanding

NET ASSET VALUE and                           $8.65
redemption price per share
($334,557,994 (divided by)
38,656,910 shares)

Maximum offering price per                    $8.92
share (100/97.00 of 8.65)

STATEMENT OF OPERATIONS
                                                SIX MONTHS ENDED APRIL 30,
                                                1999 (UNAUDITED)

INVESTMENT INCOME                               $ 3,261,868
Dividends

Interest                                         437,183

                                                 3,699,051

Less foreign taxes withheld                      (286,598)

 TOTAL INCOME                                    3,412,453

EXPENSES

Management fee                   $ 1,011,288

Transfer agent fees               752,877

Accounting fees and expenses      85,834

Custodian fees and expenses       140,148

Registration fees                 12,363

Audit                             18,590

Legal                             671

 Total expenses before            2,021,771
reductions

 Expense reductions               (22,570)       1,999,201

NET INVESTMENT INCOME                            1,413,252

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (53,158,608)

 Foreign currency transactions    3,720          (53,154,888)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            123,978,274

 Assets and liabilities in        (823,489)      123,154,785
foreign currencies

NET GAIN (LOSS)                                  69,999,897

NET INCREASE (DECREASE) IN                      $ 71,413,149
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 121,796
charges paid to FDC

 Sales charges - Retained by                    $ 121,725
FDC

Expense Reductions                              $ 21,598
 Directed brokerage
arrangements

 Transfer agent credits                          972

                                                $ 22,570

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 1,413,252                 $ 3,929,378
income

 Net realized gain (loss)         (53,154,888)                (312,486,391)

 Change in net unrealized         123,154,785                 156,845,961
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       71,413,149                  (151,711,052)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                           (3,929,378)
From net investment income

 In excess of net investment      -                           (6,890,670)
income

 TOTAL DISTRIBUTIONS              -                           (10,820,048)

Share transactions Net            53,832,949                  99,292,935
proceeds from sales of shares

 Reinvestment of distributions    -                           10,654,699

 Cost of shares redeemed          (61,527,962)                (176,082,060)

 NET INCREASE (DECREASE) IN       (7,695,013)                 (66,134,426)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   130,808                     206,513

  TOTAL INCREASE (DECREASE)       63,848,944                  (228,459,013)
IN NET ASSETS

NET ASSETS

 Beginning of period              270,709,050                 499,168,063

 End of period (including        $ 334,557,994               $ 270,709,050
distributions in excess of
net investment income of
$17,833,526  and
$19,246,778, respectively)

OTHER INFORMATION
Shares

 Sold                             7,102,891                   11,211,119

 Issued in reinvestment of        -                           1,174,708
distributions

 Redeemed                         (8,640,310)                 (20,409,357)

 Net increase (decrease)          (1,537,419)                 (8,023,530)


FINANCIAL HIGHLIGHTS

                             SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA      (UNAUDITED)                      1998                     1997       1996         1995

Net asset value, beginning of  $ 6.74                         $ 10.35                  $ 16.61    $ 15.14      $ 19.25
period

Income from Investment
Operations

Net investment income         .04 D                            .09 D                    .15 D      .12 D        .05

Net realized and unrealized   1.87                             (3.47)                   (6.17)     1.60         (4.13)
gain (loss)

Total from investment         1.91                             (3.38)                   (6.02)     1.72         (4.08)
operations

Less Distributions

 From net investment income   -                                (.08)                    (.13)      (.18)        (.04)

In excess of net investment   -                                (.15)                    (.12)      (.09)        -
income

Total distributions           -                                (.23)                    (.25)      (.27)        (.04)

Redemption fees added to paid -                                -                        .01        .02          .01
in capital

Net asset value, end of period $ 8.65                         $ 6.74                   $ 10.35    $ 16.61      $ 15.14

TOTAL RETURN B, C             28.34%                           (33.23)%                 (36.74)%   11.69%       (21.17)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period    $ 334,558                        $ 270,709                $ 499,168  $ 1,263,164  $ 1,095,583
(000 omitted)

Ratio of expenses to average  1.49% A                          1.59%                    1.36%      1.30%        1.28%
net assets

Ratio of expenses to average  1.47% A, E                       1.56% E                  1.35% E    1.29% E      1.28%
net assets after  expense
reductions

Ratio of net investment       1.04% A                          1.01%                    .89%       .74%         .46%
income to average net assets

Portfolio turnover rate       108% A                           87%                      69%        77%          78%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.





SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 16.18
period

Income from Investment
Operations

Net investment income             .06

Net realized and unrealized       2.97
gain (loss)

Total from investment             3.03
operations

Less Distributions

 From net investment income       (.04)

In excess of net investment       (.01)
income

Total distributions               (.05)

Redemption fees added to paid     .09
in capital

Net asset value, end of period   $ 19.25

TOTAL RETURN B, C                 19.32%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,976,371
(000 omitted)

Ratio of expenses to average      1.52%
net assets

Ratio of expenses to average      1.52%
net assets after  expense
reductions

Ratio of net investment           .39%
income to average net assets

Portfolio turnover rate           107%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


EUROPE

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999     PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY EUROPE                  8.10%          -2.80%       120.61%       238.14%

FIDELITY EUROPE   (INCL.         4.86%          -5.71%       113.99%       227.99%
3.00% SALES CHARGE)

MSCI Europe                      10.95%         5.93%        137.07%       294.83%

European Region   Funds Average  8.95%          -0.20%       105.24%       185.35%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of April 30, 1999, the index included over 580 equity securities of companies domiciled in 15 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 142 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY EUROPE                  -2.80%       17.15%        12.96%

FIDELITY EUROPE   (INCL.         -5.71%       16.43%        12.61%
3.00% SALES CHARGE)

MSCI Europe                      5.93%        18.84%        14.72%

European Region   Funds Average  -0.20%       15.24%        10.55%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS

             Europe                      MS Europe (Net MA tax)
             00301                       MS002
  1989/04/30       9700.00                    10000.00
  1989/05/31       9435.64                     9487.59
  1989/06/30       9693.22                     9879.03
  1989/07/31      10560.87                    11041.88
  1989/08/31      10479.52                    10903.95
  1989/09/30      10954.02                    11091.20
  1989/10/31      10194.83                    10364.01
  1989/11/30      10791.33                    10939.44
  1989/12/31      11526.63                    12116.91
  1990/01/31      11670.63                    12084.45
  1990/02/28      11368.92                    11794.88
  1990/03/31      11711.77                    11961.30
  1990/04/30      11478.63                    11643.86
  1990/05/31      12184.90                    12591.51
  1990/06/30      12692.32                    13033.74
  1990/07/31      13460.31                    13582.61
  1990/08/31      11855.77                    12235.91
  1990/09/30      10683.22                    10794.87
  1990/10/31      11163.21                    11704.57
  1990/11/30      11149.49                    11822.18
  1990/12/31      10997.44                    11651.45
  1991/01/31      11215.00                    12043.50
  1991/02/28      11895.76                    13096.97
  1991/03/31      11257.11                    12218.02
  1991/04/30      11229.04                    12090.29
  1991/05/31      11278.17                    12446.93
  1991/06/30      10288.61                    11402.31
  1991/07/31      10807.95                    12191.47
  1991/08/31      11025.51                    12414.05
  1991/09/30      11425.55                    12787.13
  1991/10/31      11179.91                    12517.75
  1991/11/30      10843.04                    12223.08
  1991/12/31      11454.95                    13179.18
  1992/01/31      11505.73                    13175.38
  1992/02/29      11643.57                    13225.97
  1992/03/31      11244.57                    12763.10
  1992/04/30      11984.53                    13467.52
  1992/05/31      12572.15                    14233.92
  1992/06/30      12456.08                    13968.84
  1992/07/31      12006.30                    13469.77
  1992/08/31      12042.57                    13425.85
  1992/09/30      11853.95                    13203.80
  1992/10/31      10968.89                    12282.52
  1992/11/30      10961.64                    12276.53
  1992/12/31      11165.89                    12558.16
  1993/01/31      11106.73                    12579.25
  1993/02/28      11173.28                    12723.17
  1993/03/31      11905.35                    13377.69
  1993/04/30      12297.27                    13672.74
  1993/05/31      12445.16                    13819.84
  1993/06/30      12097.61                    13617.94
  1993/07/31      12105.01                    13664.69
  1993/08/31      13088.49                    14863.78
  1993/09/30      13073.70                    14817.60
  1993/10/31      13628.30                    15434.90
  1993/11/30      13362.09                    15101.72
  1993/12/31      14199.08                    16235.53
  1994/01/31      15223.91                    17062.34
  1994/02/28      14867.45                    16458.09
  1994/03/31      14451.57                    15992.27
  1994/04/30      14867.45                    16654.49
  1994/05/31      14295.62                    15946.54
  1994/06/30      14124.82                    15779.11
  1994/07/31      14770.90                    16606.09
  1994/08/31      15238.76                    17132.79
  1994/09/30      15030.82                    16453.42
  1994/10/31      15728.90                    17170.19
  1994/11/30      15142.22                    16512.49
  1994/12/31      15087.39                    16606.36
  1995/01/31      14763.01                    16476.35
  1995/02/28      15027.04                    16849.66
  1995/03/31      15389.14                    17631.57
  1995/04/30      15909.65                    18195.42
  1995/05/31      16226.49                    18567.97
  1995/06/30      16686.65                    18743.01
  1995/07/31      17433.48                    19719.98
  1995/08/31      17101.55                    18957.64
  1995/09/30      17855.92                    19530.33
  1995/10/31      17735.22                    19438.08
  1995/11/30      17622.07                    19576.30
  1995/12/31      17929.11                    20196.67
  1996/01/31      17984.11                    20328.70
  1996/02/29      18644.07                    20699.04
  1996/03/31      19099.76                    20946.55
  1996/04/30      19390.46                    21098.10
  1996/05/31      19948.29                    21261.13
  1996/06/30      20160.43                    21495.24
  1996/07/31      19775.44                    21225.99
  1996/08/31      20443.27                    21855.86
  1996/09/30      20788.97                    22315.73
  1996/10/31      21307.51                    22833.81
  1996/11/30      22124.61                    23990.90
  1996/12/31      22523.87                    24455.61
  1997/01/31      22430.76                    24528.24
  1997/02/28      22913.24                    24859.37
  1997/03/31      23344.92                    25669.79
  1997/04/30      23260.28                    25548.63
  1997/05/31      24343.73                    26646.46
  1997/06/30      25528.75                    27986.25
  1997/07/31      26332.87                    29302.72
  1997/08/31      25105.53                    27633.64
  1997/09/30      27433.25                    30318.80
  1997/10/31      26282.08                    28838.94
  1997/11/30      26798.42                    29289.11
  1997/12/31      27678.96                    30366.36
  1998/01/31      28742.11                    31637.50
  1998/02/28      30711.25                    34118.20
  1998/03/31      32930.01                    36555.61
  1998/04/30      33743.55                    37272.83
  1998/05/31      34048.63                    38035.81
  1998/06/30      34399.93                    38460.66
  1998/07/31      35352.15                    39228.73
  1998/08/31      28917.76                    34302.78
  1998/09/30      28427.79                    32939.93
  1998/10/31      30341.46                    35585.34
  1998/11/30      32079.48                    37487.01
  1998/12/31      33428.14                    39134.57
  1999/01/31      33887.43                    38890.77
  1999/02/28      32559.49                    37911.88
  1999/03/31      32599.42                    38334.22
  1999/04/30      32799.12                    39483.48
IMATRL PRASUN   SHR__CHT 19990430 19990628 141106 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on April 30, 1989, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1999, the value of the investment would have grown to $32,799 - a 227.99% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $39,483 - a 294.83% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

EUROPE

FUND TALK: THE MANAGER'S OVERVIEW


(photograph of Tierry Serero)
An interview with Thierry Serero, Portfolio Manager of Fidelity Europe
Fund

Q. HOW DID THE FUND PERFORM, THIERRY?

A. For the six months ending April 30, 1999, the fund produced a return of 8.10%. The Morgan Stanley Capital International Europe Index returned 10.95% in that period, while the European region funds average, as tracked by Lipper Inc., returned 8.95%. For the 12 months ending April 30, 1999, the fund declined 2.80%, the index returned 5.93% and the average of the peer group fell 0.20%.

Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF EUROPEAN STOCK MARKETS DURING THE PERIOD?

A. Many European markets rose strongly towards the end of 1998 in the wake of a rising U.S. stock market, renewed merger and acquisition activity in Europe and enthusiasm about the imminent introduction of the euro, the European Monetary Union's single currency. Over the first three months of 1999, markets advanced little in Europe because prospects for economic growth and corporate profits worsened. Investors took heart after the European Central Bank decided to cut interest rates by a surprisingly large 0.5%, to 2.5%, in early April. Over the period as a whole, returns from continental European markets differed substantially. While Finland and Sweden enjoyed very strong increases with 51% and 21%, respectively, countries such as Germany and Switzerland offered very meager returns between 2% and zero percent. The U.K. stock market was among the strongest performers in Europe, as it became apparent that earlier expectations about a recession had been too pessimistic. Beginning in late February, a significant shift in investor sentiment affected markets worldwide. Many investors took profits on their holdings in growth companies, and bought bargain cyclical stocks, such as chemicals, steel or oil companies. This is why Germany and France - markets with many general industrial companies - were among the best-performing markets during April.

Q. WHY DID THE FUND UNDERPERFORM THE BENCHMARK INDEX?

A. The underperformance was due mostly to the shift in market sentiment towards cyclical stocks. This occurred in the last three months of the period and was most pronounced in April. The fund had more than the benchmark index invested in growth stocks and had less than the index in cyclical stocks.

Q. WHICH FUND HOLDINGS PERFORMED PARTICULARLY WELL?

A. Telecom holdings such as Mannesmann and Nokia helped performance. As well as manufacturing a range of industrial products, Mannesmann operates the largest mobile phone network in Germany. Its profits were boosted by growth in the telecoms unit. Finnish company Nokia is the leading manufacturer of mobile phone handsets. Its share price rose on good sales growth and on expectations that the interest-rate cut in Europe could increase demand for Nokia's products.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. The two largest holdings in the portfolio - Glaxo Wellcome of the U.K. and Novartis of Switzerland - were disappointing. Along with other pharmaceutical shares, their performance was affected by the rotation of investor sentiment towards more cyclical stocks. The share price of Novartis, the world's third-largest pharmaceutical company, also suffered on news that profits in 1999 would be lower than anticipated. Nevertheless, I maintained the fund's holdings in these companies.

Q. WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKET?

A. Analysts have become more optimistic about economic growth prospects in Europe than they were at the beginning of the year, primarily because of the surprisingly large cut in European interest rates, the depreciation of the euro and expectations that consumer spending will grow relatively strongly. Smaller companies in particular could benefit from accelerating domestic growth and strong consumer demand. The main risk to stock markets in the region is probably any downturn in the U.S. market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)
FUND FACTS

GOAL: long-term growth of capital by investing mainly in equity securities of European issuers

FUND NUMBER: 301

TRADING SYMBOL: FIEUX

START DATE: October 1, 1986

SIZE: as of April 30, 1999, more than $1.4 billion

MANAGER: Thierry Serero, since October
1998; manager, several funds for Fidelity
International Limited, since 1994; research analyst, Fidelity International Services Limited,
1991-1994; joined Fidelity in 1991

EUROPE

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999

Finland 2.7%
United Kingdom 31.5%
France 13.5%
Germany 15.0%
Italy 5.3%
Switzerland 10.7%
Ireland 2.0%
Spain 3.8%
Other 5.4%
Netherlands 10.1%

Row: 1, Col: 1, Value: 2.7
Row: 1, Col: 2, Value: 13.5
Row: 1, Col: 3, Value: 15.0
Row: 1, Col: 4, Value: 5.3
Row: 1, Col: 5, Value: 2.0
Row: 1, Col: 6, Value: 10.1
Row: 1, Col: 7, Value: 5.4
Row: 1, Col: 8, Value: 3.8
Row: 1, Col: 9, Value: 10.7
Row: 1, Col: 10, Value: 31.5

AS OF OCTOBER 31, 1998

Finland 2.8%
France 12.8%
United Kingdom 33.3%
Germany 10.1%
Italy 6.0%
Netherlands 6.3%
Switzerland 10.5%
Sweden 3.0%
Other 11.4%
Spain 3.8%

Row: 1, Col: 1, Value: 2.8
Row: 1, Col: 2, Value: 12.8
Row: 1, Col: 3, Value: 10.1
Row: 1, Col: 4, Value: 6.1
Row: 1, Col: 5, Value: 6.3
Row: 1, Col: 6, Value: 11.4
Row: 1, Col: 7, Value: 3.8
Row: 1, Col: 8, Value: 3.0
Row: 1, Col: 9, Value: 10.5
Row: 1, Col: 10, Value: 33.3

ASSET ALLOCATION

                        % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                 MONTHS AGO

Stocks                   94.8                     94.7

Bonds                    5.2                      3.2

Short-term investments   0.0                      2.1



TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Glaxo Wellcome PLC (United      4.2                      3.0
Kingdom, Drugs &
Pharmaceuticals)

Novartis AG (Reg.)              3.4                      3.3
(Switzerland, Drugs &
Pharmaceuticals)

BP Amoco PLC (United Kingdom,   2.9                      2.4
Oil & Gas)

Vodafone Group PLC  (United     2.9                      0.9
Kingdom, Cellular)

Mannesmann AG  (Germany,        2.8                      1.6
Cellular)

Telecom Italia Spa Risp         2.4                      1.1
(Italy, Telephone Services)

Deutsche Telekom AG             2.4                      0.4
(Germany, Telephone Services)

Lloyds TSB Group PLC  (United   2.4                      0.9
Kingdom, Banks)

UBS AG (Switzerland, Banks)     2.4                      2.1

Standard Chartered PLC          2.2                      0.0
(United Kingdom, Banks)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

FINANCE                         30.7                     23.4

UTILITIES                       19.7                     14.0

HEALTH                          10.8                     12.7

TECHNOLOGY                      8.7                      6.9

INDUSTRIAL MACHINERY &          6.3                      8.2
EQUIPMENT

ENERGY                          5.2                      7.0

RETAIL & WHOLESALE              4.3                      3.7

SERVICES                        4.3                      3.2

CONSTRUCTION & REAL ESTATE      3.5                      3.0

NONDURABLES                     2.0                      6.4


EUROPE

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 91.1%

                                 SHARES                      VALUE (NOTE 1)

BELGIUM - 1.1%

Mobistar SA (a)                   217,785                    $ 12,267,428

Telinfo SA                        28,500                      3,636,184

                                                              15,903,612

DENMARK - 1.0%

Ratin AS Class B                  83,310                      14,355,202

FINLAND - 2.7%

Nokia AB                          409,495                     30,379,398

Sampo Insurance Co. Ltd.          250,400                     7,903,332

                                                              38,282,730

FRANCE - 12.6%

Banque Nationale de Paris         130,086                     10,805,315

Bouygues                          63,430                      16,158,620

Castorama Dubois                  39,750                      9,532,773
Investissements SA

Club Mediterranee SA (a)          122,040                     11,306,396

Dassault Systemes SA              215,733                     7,955,802

Elf Aquitaine                     129,500                     20,234,372

Galeries Lafayette SA             6,340                       7,316,943

Genset SA (a)                     58,000                      2,837,160

Legrand SA                        60,620                      14,505,687

Neopost SA (a)                    497,300                     8,993,324

Pinault Printemps SA              94,600                      15,725,509

Societe Generale, France          51,120                      9,168,920
Class A

Total SA Class B                  92,728                      12,611,008

TRANSGENE SA sponsored ADR        414,700                     5,131,913
(a)(d)

Vivendi SA                        112,100                     26,242,686

                                                              178,526,428

GERMANY - 13.7%

Aachener & Muenchener             28,600                      3,028,168
Beteiligungs AG

Aachener & Muenchener             37,069                      3,964,114
Beteiligungs AG (Reg.)

Berliner Kraft-und Licht AG       147,000                     2,334,654

Deutsche Bank AG                  228,200                     13,226,178

Deutsche Telekom AG               862,700                     34,079,952

Dresdner Bank AG                  399,070                     17,011,272

Karstadt AG                       32,975                      14,838,420

Mannesmann AG                     300,300                     39,299,564

Munich Reinsurance AG:

(Reg.)                            108,024                     21,376,839

(RFD)                             25,494                      5,074,693

Preussag AG                       263,000                     13,839,681

Preussag AG rights 5/30/99 (a)    263,000                     247,833

Siemens AG                        347,770                     25,664,856

                                                              193,986,224

IRELAND - 2.0%

Bank of Ireland, Inc. (Great      583,200                     11,678,423
Britain)

Irish Life & Permanent PLC        876,483                     12,713,877



                                 SHARES                      VALUE (NOTE 1)

IWP International PLC             575,660                    $ 1,298,344
(United Kingdom Reg.)

Saville Systems PLC sponsored     267,200                     3,223,100
ADR (a)

                                                              28,913,744

ITALY - 2.5%

Alleanza Assicurazioni Spa        660,500                     7,918,597

Banca Commerciale Italiana Spa    1,504,400                   12,446,598

Societa Assicuratrice             605,200                     7,656,749
Industriale (SAI)

Unicredito Italiano Spa           1,368,070                   6,973,139

                                                              34,995,083

NETHERLANDS - 6.2%

Equant NV (a)                     314,555                     28,609,067

ING Groep NV                      338,900                     20,919,633

Koninklijke (Royal) Philips       280,100                     24,170,445
Electronics NV

TNT Post Group NV                 490,100                     13,232,406

                                                              86,931,551

PORTUGAL - 0.9%

Banco Pinto & Sotto Mayor SA      218,000                     4,073,945

Telecel Comunicacoes Pessoais     63,340                      8,483,646
SA

                                                              12,557,591

SPAIN - 3.8%

Argentaria Caja Postal y          471,600                     11,115,088
Banco Hipotecario de Espana
SA

Banco Santander Central           916,680                     19,955,141
Hispano SA

Grupo Acciona SA                  186,300                     9,349,860

Prosegur CIA de Securidad SA      567,700                     6,581,834

Tabacalera SA Series A            340,600                     6,689,636

                                                              53,691,559

SWEDEN - 0.9%

Industri-Matematik                680,000                     1,275,000
International Corp. (a)

Mandamus AB                       21,625                      120,297

Securitas AB Class B              752,000                     11,173,317

                                                              12,568,614

SWITZERLAND - 10.7%

Kudelski SA (a)                   3,232                       12,618,373

Lindt & Spruengli AG              2,935                       7,472,310

Novartis AG (Reg.)                32,448                      47,543,559

Richemont Compagnie Financier     7,031                       11,967,463
 Class A Unit

Stratec Holding AG                900                         1,712,598

Stratec Holding AG (a)            3,300                       6,171,260

Swisscom AG                       55,255                      20,303,675

UBS AG                            98,746                      33,563,273

Zurich Allied AG (Reg.)           15,900                      10,255,709

                                                              151,608,220

UNITED KINGDOM - 31.5%

Allied Zurich PLC (a)             990,715                     13,151,385

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Anite Group PLC                   3,062,900                  $ 2,121,763

Babcock International Group       3,190,000                   4,727,963
PLC

BP Amoco PLC                      2,160,946                   40,765,488

British Energy PLC                753,200                     6,406,779

British Land Co. PLC              1,369,800                   12,523,294

Canary Wharf Group PLC (a)        1,961,570                   12,077,861

Capita Group PLC                  1,343,300                   14,196,209

Electrocomponents PLC             626,020                     5,345,147

Financial Objects PLC (a)         636,200                     2,716,033

General Electric Co. PLC          1,998,050                   21,196,184

Glaxo Wellcome PLC                2,050,680                   59,725,947

Go-Ahead Group (The) PLC          257,600                     3,797,191

Kingfisher PLC                    927,300                     13,893,087

Lloyds TSB Group PLC              2,088,800                   33,667,393

Misys PLC                         1,202,100                   11,299,962

Nycomed Amersham PLC              1,438,834                   11,798,424

Orange PLC (a)                    1,127,300                   15,364,039

Prudential Corp. PLC              1,400,570                   20,002,261

Royal & Sun Alliance              1,612,200                   13,921,283
Insurance  Group PLC

Royal Bank of Scotland Group      845,120                     19,959,419
PLC

Scoot.com PLC (a)                 6,074,260                   4,354,607

Sema Group PLC                    953,900                     9,235,765

Serco Group PLC                   447,200                     9,942,061

Shield Diagnostics Group PLC      522,700                     3,747,210
(a)

Stagecoach Holdings PLC           2,275,800                   7,690,093

Standard Chartered PLC            1,713,000                   31,018,387

Vodafone Group PLC                2,257,325                   40,490,809

                                                              445,136,044

UNITED STATES OF AMERICA - 1.5%

Global TeleSystems Group,         112,000                     7,406,000
Inc. (a)

Pharmacia & Upjohn, Inc. unit     241,200                     13,417,680

                                                              20,823,680

TOTAL COMMON STOCKS                                           1,288,280,282
(Cost $1,079,827,175)

NONCONVERTIBLE PREFERRED
STOCKS - 3.7%



GERMANY - 1.3%

Marschollek Lautenschlaeger       31,490                      17,641,047
und  Partner AG

ITALY - 2.4%

Telecom Italia Spa Risp           6,409,262                   34,480,309

TOTAL NONCONVERTIBLE                                          52,121,356
PREFERRED STOCKS
(Cost $52,112,608)


CONVERTIBLE BONDS - 5.2%

MOODY'S RATINGS (UNAUDITED)                PRINCIPAL AMOUNT (B)                   VALUE (NOTE 1)

FRANCE - 0.9%

Groupe Danone  3% 1/1/02        A1    EUR   7,329,833                             $ 12,739,962

ITALY - 0.4%

Mediobanca International Ltd.   -     ITL   5,780,000                              5,670,186
3.5% 1/2/01 (c)

NETHERLANDS - 3.9%

Deutsche Finance BV  0%         Aa1         47,520,000                             27,007,598
2/12/17

Telefonica Europe BV  2%        A2          17,885,000                             28,660,713
7/15/02

                                                                                   55,668,311

TOTAL CONVERTIBLE BONDS                                                            74,078,459
(Cost $75,843,605)

TOTAL INVESTMENT IN                                                                $ 1,414,480,097
SECURITIES - 100%
(Cost $1,207,783,388)


CURRENCY ABBREVIATIONS

EUR                     -   European Monetary Unit

ITL                     -   Italian lira

LEGEND

(a) Non-income producing

(b) Principal amount is stated in United States dollars unless otherwise noted.

(c) Principal amount in thousands

(d) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $916,761,341 and $1,176,925,088, respectively.

The fund participated in the interfund lending program as a borrower. The average daily balance during the period for which loans were outstanding amounted to $20,876,692. The weighted average interest rate was 4.99%. Interest expense includes $38,208 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily balance during the period for which loans were outstanding amounted to $9,922,130. The weighted average interest rate was 5.08%. Interest expense includes $32,689 paid under the bank borrowing program.

Transactions during the period with companies which are or were affiliates are as follows.

                            PURCHASE     SALES  DIVIDEND  VALUE
AFFILIATE                   COST         COST   INCOME

TRANSGENE SA sponsored ADR  $ 1,503,613  $ -    $ -       $ 5,131,913

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $1,208,909,377. Net unrealized appreciation aggregated $205,570,720, of which $265,650,581 related to appreciated investment securities and $60,079,861 related to depreciated investment securities.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

BASIC INDUSTRIES              1.0%

CONSTRUCTION & REAL ESTATE    3.5

ENERGY                        5.2

FINANCE                       30.7

HEALTH                        10.8

HOLDING COMPANIES             0.9

INDUSTRIAL MACHINERY &        6.3
EQUIPMENT

MEDIA & LEISURE               1.1

NONDURABLES                   2.0

RETAIL & WHOLESALE            4.3

SERVICES                      4.3

TECHNOLOGY                    8.7

TRANSPORTATION                1.5

UTILITIES                      19.7

                              100.0%

EUROPE

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                             APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 1,414,480,097
value  (cost $1,207,783,388)
-  See accompanying schedule

Cash                                          663

Receivable for investments                    65,636,807
sold

Receivable for fund shares                    2,343,874
sold

Dividends receivable                          4,290,837

Interest receivable                           159,879

Redemption fees receivable                    1,764

 TOTAL ASSETS                                 1,486,913,921

LIABILITIES

Payable for investments        $ 33,681,402
purchased

Payable for fund shares         4,594,123
redeemed

Accrued management fee          711,856

Notes payable                   8,054,000

Other payables and  accrued     696,759
expenses

 TOTAL LIABILITIES                            47,738,140

NET ASSETS                                   $ 1,439,175,781

Net Assets consist of:

Paid in capital                              $ 1,149,816,531

Undistributed net investment                  2,112,934
income

Accumulated undistributed net                 80,363,534
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   206,882,782
(depreciation) on
investments  and assets and
liabilities in foreign
currencies

NET ASSETS, for 43,812,500                   $ 1,439,175,781
shares outstanding

NET ASSET VALUE and                           $32.85
redemption price per share
($1,439,175,781 (divided by)
43,812,500 shares)

Maximum offering price per                    $33.87
share (100/97.00 of $32.85)

STATEMENT OF OPERATIONS
                                              SIX MONTHS ENDED APRIL 30,
                                              1999 (UNAUDITED)

INVESTMENT INCOME                              $ 10,456,789
Dividends

Interest                                        1,504,459

                                                11,961,248

Less foreign taxes withheld                     (1,106,373)

 TOTAL INCOME                                   10,854,875

EXPENSES

Management fee Basic fee         $ 5,876,288

 Performance adjustment           (846,324)

Transfer agent fees               1,921,702

Accounting fees and expenses      380,871

Non-interested trustees'          2,375
compensation

Custodian fees and expenses       389,149

Registration fees                 24,919

Audit                             21,558

Legal                             3,734

Interest                          70,897

Miscellaneous                     1,372

 Total expenses before            7,846,541
reductions

 Expense reductions               (349,967)     7,496,574

NET INVESTMENT INCOME                           3,358,301

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            88,464,876

 Foreign currency transactions    (1,022,920)   87,441,956

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            36,528,448

 Assets and liabilities in        28,130        36,556,578
foreign currencies

NET GAIN (LOSS)                                 123,998,534

NET INCREASE (DECREASE) IN                     $ 127,356,835
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 392,471
charges paid to FDC

 Sales charges - Retained by                   $ 392,368
FDC

 Deferred sales charges                        $ 27,477
withheld   by FDC

Expense reductions Directed                    $ 318,074
brokerage arrangements

 Custodian credits                              383

 Transfer agent credits                         31,510

                                               $ 349,967

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 3,358,301                 $ 16,048,867
income

 Net realized gain (loss)         87,441,956                  128,972,621

 Change in net unrealized         36,556,578                  (74,276,909)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       127,356,835                 70,744,579
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (13,415,770)                (11,392,134)
From net investment income

 From net realized gain           (107,821,576)               (68,664,194)

 TOTAL DISTRIBUTIONS              (121,237,346)               (80,056,328)

Share transactions Net            234,963,525                 1,112,727,257
proceeds from sales of shares

 Reinvestment of distributions    118,738,030                 78,862,444

 Cost of shares redeemed          (507,262,670)               (512,978,219)

 NET INCREASE (DECREASE) IN       (153,561,115)               678,611,482
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   259,709                     949,915

  TOTAL INCREASE (DECREASE)       (147,181,917)               670,249,648
IN NET ASSETS

NET ASSETS

 Beginning of period              1,586,357,698               916,108,050

 End of period (including        $ 1,439,175,781             $ 1,586,357,698
undistributed net investment
income of $2,112,934 and
$15,517,755, respectively)

OTHER INFORMATION
Shares

 Sold                             7,015,842                   31,701,697

 Issued in reinvestment of        3,755,167                   2,653,514
distributions

 Redeemed                         (15,292,233)                (15,522,060)

 Net increase (decrease)          (4,521,224)                 18,833,151


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1998                     1997       1996       1995

Net asset value, beginning of    $ 32.82                          $ 31.05                  $ 27.12    $ 23.51    $ 21.18
period

Income from Investment
Operations

Net investment income             .07 D                            .39 D                    .44 D      .30 D      .27

Net realized and unrealized       2.48                             4.10                     5.44       4.23       2.37
gain (loss)

Total from investment             2.55                             4.49                     5.88       4.53       2.64
operations

Less Distributions

 From net investment income       (.28)                            (.39)                    (.24)      (.12)      (.20)

From net realized gain            (2.25)                           (2.35)                   (1.73)     (.81)      (.11)

Total distributions               (2.53)                           (2.74)                   (1.97)     (.93)      (.31)

Redemption fees added to paid     .01                              .02                      .02        .01        -
in capital

Net asset value, end of period   $ 32.85                          $ 32.82                  $ 31.05    $ 27.12    $ 23.51

TOTAL RETURN B, C                 8.10%                            15.45%                   23.35%     20.14%     12.76%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,439,176                      $ 1,586,358              $ 916,108  $ 691,762  $ 492,867
(000 omitted)

Ratio of expenses to average      .99% A                           1.10%                    1.19%      1.27%      1.18% E
net assets

Ratio of expenses to average      .95% A, F                        1.09% F                  1.18% F    1.27%      1.18%
net assets after  expense
reductions

Ratio of net investment           .43% A                           1.15%                    1.53%      1.20%      1.12%
income to average net assets

Portfolio turnover rate           119% A                           114%                     57%        45%        38%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.





SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 18.43
period

Income from Investment
Operations

Net investment income             .18

Net realized and unrealized       2.65
gain (loss)

Total from investment             2.83
operations

Less Distributions

 From net investment income       (.08)

From net realized gain            -

Total distributions               (.08)

Redemption fees added to paid     -
in capital

Net asset value, end of period   $ 21.18

TOTAL RETURN B, C                 15.41%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 507,460
(000 omitted)

Ratio of expenses to average      1.35%
net assets

Ratio of expenses to average      1.35%
net assets after  expense
reductions

Ratio of net investment           .85%
income to average net assets

Portfolio turnover rate           49%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


EUROPE CAPITAL APPRECIATION

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Fidelity Europe Capital Appreciation has a 3% sales charge, which was waived beginning July 1, 1998 through December 31, 1998.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY EUROPE CAPITAL APP     10.63%         -2.65%       104.73%       137.29%

FIDELITY EUROPE CAPITAL APP     7.31%          -5.57%       98.59%        130.17%
(INCL. 3.00% SALES CHARGE)

MSCI Europe                     10.95%         5.93%        137.07%       145.31%

European Region Funds  Average  8.95%          -0.20%       105.24%       n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on December 21, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of April 30, 1999, the index included over 580 equity securities of companies domiciled in 15 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 142 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY EUROPE CAPITAL APP    -2.65%       15.41%        17.50%

FIDELITY EUROPE CAPITAL APP    -5.57%       14.71%        16.83%
(INCL. 3.00% SALES CHARGE)

MSCI Europe                    5.93%        18.84%        18.23%

European Region Funds Average  -0.20%       15.24%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             Europe Cap. Appreciation    MS Europe (Net MA tax)
             00341                       MS002
  1993/12/21       9700.00                    10000.00
  1993/12/31       9729.10                    10087.27
  1994/01/31      11145.30                    10600.97
  1994/02/28      10670.00                    10225.54
  1994/03/31      10786.40                     9936.13
  1994/04/30      11242.30                    10347.57
  1994/05/31      10825.20                     9907.72
  1994/06/30      10602.10                     9803.69
  1994/07/31      11145.30                    10317.50
  1994/08/31      11339.30                    10644.74
  1994/09/30      10941.60                    10222.65
  1994/10/31      11009.50                    10667.98
  1994/11/30      10534.20                    10259.35
  1994/12/31      10398.40                    10317.67
  1995/01/31      10272.30                    10236.89
  1995/02/28      10563.30                    10468.83
  1995/03/31      10786.40                    10954.64
  1995/04/30      11300.50                    11304.96
  1995/05/31      11475.10                    11536.43
  1995/06/30      11640.00                    11645.19
  1995/07/31      12241.40                    12252.18
  1995/08/31      11737.00                    11778.54
  1995/09/30      12086.20                    12134.35
  1995/10/31      11717.60                    12077.04
  1995/11/30      11649.70                    12162.91
  1995/12/31      11926.02                    12548.36
  1996/01/31      12005.13                    12630.39
  1996/02/29      12311.69                    12860.48
  1996/03/31      12509.47                    13014.26
  1996/04/30      12865.47                    13108.42
  1996/05/31      13152.25                    13209.72
  1996/06/30      13221.47                    13355.17
  1996/07/31      12954.47                    13187.88
  1996/08/31      13439.03                    13579.22
  1996/09/30      13735.69                    13864.95
  1996/10/31      13913.69                    14186.83
  1996/11/30      14793.81                    14905.74
  1996/12/31      15013.99                    15194.47
  1997/01/31      15389.62                    15239.60
  1997/02/28      15566.38                    15445.33
  1997/03/31      15842.58                    15948.85
  1997/04/30      15919.91                    15873.58
  1997/05/31      16638.02                    16555.66
  1997/06/30      17654.42                    17388.08
  1997/07/31      18460.91                    18206.02
  1997/08/31      17367.18                    17169.01
  1997/09/30      19201.12                    18837.32
  1997/10/31      18306.24                    17917.87
  1997/11/30      18328.34                    18197.57
  1997/12/31      18761.13                    18866.87
  1998/01/31      19553.49                    19656.64
  1998/02/28      21125.44                    21197.92
  1998/03/31      23016.89                    22712.30
  1998/04/30      23643.11                    23157.91
  1998/05/31      24243.78                    23631.96
  1998/06/30      24103.19                    23895.92
  1998/07/31      24448.26                    24373.13
  1998/08/31      19834.65                    21312.60
  1998/09/30      19310.67                    20465.85
  1998/10/31      20805.94                    22109.46
  1998/11/30      21968.92                    23290.99
  1998/12/31      22825.19                    24314.63
  1999/01/31      23106.35                    24163.15
  1999/02/28      22224.53                    23554.96
  1999/03/31      22301.21                    23817.36
  1999/04/30      23016.89                    24531.41
IMATRL PRASUN   SHR__CHT 19990430 19990628 141213 R00000000000068

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1999, the value of the investment would have grown to $23,017 - a 130.17% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $24,531 - a 145.31% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

EUROPE CAPITAL APPRECIATION

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Kevin McCarey)

An interview with Kevin McCarey, Portfolio Manager of Fidelity Europe Capital Appreciation Fund

Q. HOW DID THE FUND PERFORM, KEVIN?

A. For the six months that ended April 30, 1999, the fund returned 10.63%. This trailed slightly the 10.95% return of the Morgan Stanley Capital International Europe Index during the same time period. The European region funds average - as tracked by Lipper Inc. - had a six-month return of 8.95% as of April 30, 1999. For the 12 months that ended April 30, 1999, the fund returned -2.65%, while the Morgan Stanley index and Lipper average returned 5.93% and -0.20%, respectively.

Q. WHAT FACTORS FIGURED INTO THE FUND'S PERFORMANCE?

A. General economic weakness throughout Europe and the depreciation of the euro teamed up to hurt overall returns. As of April 30, the euro - the new uniform currency of 11 European nations - was down around 9% for 1999. This contrasted sharply with the rosy U.S. economic picture and strong dollar. Excluding the depreciation of the euro, local market returns in Europe were actually pretty good. Individual stock selection also hurt in some cases, with Telecom Italia being a prime example. Telecom Italia was the subject of a hostile takeover bid by Olivetti, an Italian computer company. Normally, this would be a positive development but the shares the fund owned in Telecom Italia - which are called "savings" shares and are unique to Italy - were not part of Olivetti's takeover bid. On the positive side, the fund's positions in United Kingdom-based cyclical stocks - or stocks that tend to mirror the ups and downs of the economy - performed well. My strategy there was to favor more retail-oriented names rather than commodity cyclicals such as steel or chemicals. Commodity cyclicals tend to depend on a more global economic recovery. U.K. cyclical stocks that helped performance included advertising agency Saatchi & Saatchi as well as large retailer Dixons, both medium-cap stocks.

Q. WHEN THE PERIOD BEGAN, EUROPEAN MARKETS - SIMILAR TO THOSE IN THE U.S. - WERE BEING FUELED PRIMARILY BY LARGE-CAP GROWTH STOCKS. DID THIS CONTINUE?

A. The playing field got a little more level during the period, due mostly to economic swings. If you look back over time, smaller stocks tend to do best when the economies in question are trying to pick themselves up off the floor. This is what we've seen recently in the U.K., where small- and medium-sized companies have performed well of late. Part of this also may be attributable to the fact that large-company growth stocks just got too pricey relative to small- and mid-cap names.

Q. EUROPEAN PHARMACEUTICAL STOCKS ENDURED A TOUGH STRETCH DURING THE PERIOD. WHAT HAPPENED TO THIS GROUP?

A. High valuations, very little new product excitement and deteriorating fundamentals equaled trouble. Swiss-based drug maker Novartis - the fund's largest individual position at the start of the period - experienced disappointing sales growth and its share price became a bit too expensive. Consequently, the fund no longer held Novartis at the end of the period. High valuations also harmed the companies that were doing well, including U.K.-based Glaxo Wellcome. That being said, I still held a favorable view on drug stocks such as the U.K.'s SmithKline Beecham - which had good sales prospects - as well as France's Sanofi, which was in the process of merging with another company as the period came to a close.

Q. WHICH OTHER INDIVIDUAL STOCKS PERFORMED WELL? WHICH PROVED
DISAPPOINTING?

A. Two of the fund's best performers were energy companies BP Amoco - based in the U.K. - and France's Elf Aquitaine. Both companies benefited handsomely from the rise in oil prices, which had hovered at or near all-time lows through the first half of the period. Telecommunications stocks such as Finland's Nokia and Germany's Deutsche Telekom also performed well. Nokia continued to benefit from the demand for mobile communications, while Deutsche Telekom - Europe's largest Internet provider - took advantage of the popularity of the Internet. Disappointments included food company Nestle, which didn't meet its unit growth target, and Allianz, a Germany-based insurance company whose stock price tends to move in line with bond prices. Bond prices fell during the period.

Q. WHAT'S YOUR OUTLOOK?

A. I'm reasonably optimistic about the U.K. market's prospects - particularly on the mid-cap side - and will continue to look for good opportunities there in the coming months. In terms of the overall portfolio, I may look to hold down the sector bets and instead concentrate on finding the best individual names within each sector.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)
FUND FACTS

GOAL: long-term growth of capital by investing mainly in equity securities of European issuers

FUND NUMBER: 341

TRADING SYMBOL: FECAX

START DATE: December 21, 1993

SIZE: as of April 30, 1999, more than $549 million

MANAGER: Kevin McCarey, since inception;
manager, Fidelity Select Financial Services
Portfolio, Fidelity Select Automotive Portfolio,
1988-1990; Fidelity Select Regional Banks
Portfolio, 1986-1989; joined Fidelity in 1985

EUROPE CAPITAL APPRECIATION

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999

Finland 3.8%
United Kingdom 33.2%
France 18.8%
Germany 12.9%
Switzerland 7.4%
Italy 5.4%
Sweden 2.2%
Spain 4.9%
Netherlands 7.8%
Other 3.6%

Row: 1, Col: 1, Value: 3.8
Row: 1, Col: 2, Value: 18.8
Row: 1, Col: 3, Value: 12.9
Row: 1, Col: 4, Value: 5.4
Row: 1, Col: 5, Value: 7.8
Row: 1, Col: 6, Value: 3.6
Row: 1, Col: 7, Value: 4.9
Row: 1, Col: 8, Value: 2.2
Row: 1, Col: 9, Value: 7.4
Row: 1, Col: 10, Value: 33.2

AS OF OCTOBER 31, 1998

United States 3.2%
France 17.3%
United Kingdom 29.7%
Germany 13.1%
Italy 7.3%
Switzerland 11.4%
Netherlands 5.5%
Sweden 2.1%
Spain 4.5%
Other 5.9%

Row: 1, Col: 1, Value: 17.3
Row: 1, Col: 2, Value: 13.1
Row: 1, Col: 3, Value: 7.3
Row: 1, Col: 4, Value: 5.5
Row: 1, Col: 5, Value: 5.9
Row: 1, Col: 6, Value: 4.5
Row: 1, Col: 7, Value: 2.1
Row: 1, Col: 8, Value: 11.4
Row: 1, Col: 9, Value: 29.7
Row: 1, Col: 10, Value: 3.2

ASSET ALLOCATION

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                        MONTHS AGO

Stocks                          100.0                    96.8

Short-term investments          0.0                      3.2

TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Mannesmann AG  (Germany,        3.4                      1.5
Cellular)

SmithKline Beecham PLC          3.4                      1.8
(United Kingdom, Drugs &
Pharmaceuticals)

Elf Aquitaine (France, Oil &    2.9                      1.2
Gas)

Nokia AB sponsored ADR          2.8                      1.5
(Finland, Communications
Equipment)

Arcadia Group PLC (United       2.5                      0.0
Kingdom, Apparel Stores)

Banque Nationale de Paris       2.5                      1.2
(France, Banks)

BP Amoco PLC (United Kingdom,   2.5                      2.2
Oil & Gas)

British Telecommunications      2.4                      1.7
PLC (United Kingdom,
Telephone Services)

DaimlerChrysler AG (Reg.)       2.2                      1.8
(Germany, Autos, Tires, &
Accessories)

Roche Holding AG                2.2                      1.8
participation certificates
(Switzerland, Drugs &
Pharmaceuticals)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

FINANCE                         26.0                     26.4

UTILITIES                       20.2                     17.8

RETAIL & WHOLESALE              9.8                      4.2

HEALTH                          8.3                      12.8

ENERGY                          7.3                      7.1

TECHNOLOGY                      6.2                      3.6

DURABLES                        5.3                      2.7

NONDURABLES                     4.8                      6.9

SERVICES                        3.9                      2.7

MEDIA & LEISURE                 2.3                      1.8


EUROPE CAPITAL APPRECIATION

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 98.4%

                                 SHARES                     VALUE (NOTE 1)

BELGIUM - 0.7%

Electrabel SA                     12,000                    $ 3,965,418

FINLAND - 3.8%

Nokia AB sponsored ADR            207,000                    15,356,813

Sonera Group PLC                  107,900                    2,147,797

UPM-Kymmene Corp.                 100,000                    3,033,462

                                                             20,538,072

FRANCE - 18.8%

AXA SA de CV                      44,000                     5,692,956

Banque Nationale de Paris         160,000                    13,290,058

Cap Gemini SA                     32,000                     4,902,668

Castorama Dubois                  26,000                     6,235,273
Investissements SA

Compagnie de St. Gobain           15,000                     2,580,825

Compagnie Financiere de           57,300                     6,103,326
Paribas  Class A (Reg.)

Compagnie Generale de             72,400                     760,200
Geophysique SA sponsored ADR
(a)

Elf Aquitaine                     100,000                    15,624,997

France Telecom SA                 70,000                     5,666,168

Groupe Danone                     28,000                     7,500,539

Havas Advertising SA              15,000                     3,049,344

Rhone-Poulenc SA Class A          21,000                     989,624

Sanofi SA                         30,000                     4,710,601

Societe Generale, France          12,000                     2,152,329
Class A

Suez Lyonnaise des Eaux           42,000                     7,159,606

Television Francaise 1 SA         26,700                     5,229,943
(T.F.1)

Vivendi SA                        39,825                     9,323,060

                                                             100,971,517

GERMANY - 11.3%

Allianz AG (Reg.)                 16,000                     5,031,418

DaimlerChrysler AG (Reg.)         120,000                    11,782,500

Deutsche Telekom AG               250,000                    9,875,957

Fresenius Medical Care AG         91,400                     1,645,200
sponsored ADR

Hoechst AG                        28,000                     1,329,641

Mannesmann AG                     139,800                    18,295,300

Metro AG                          36,200                     2,568,397

Primacom AG (a)                   84,200                     3,655,189

Schering AG                       7,000                      807,864

Wella AG                          8,800                      5,823,400

                                                             60,814,866

IRELAND - 1.5%

Bank of Ireland, Inc. (Great      212,200                    4,249,248
Britain)

CRH PLC                           108,200                    2,136,584

Elan Corp. PLC sponsored ADR      27,000                     1,390,500
(a)

                                                             7,776,332

ITALY - 5.4%

Assicurazioni Generali Spa        160,000                    6,239,297

Banca Commerciale Italiana Spa    1,086,300                  8,987,463

Italgas Spa                       300,000                    1,351,558

Mondadori (Arnoldo) Editore       105,200                    1,869,276
Spa



                                 SHARES                     VALUE (NOTE 1)

Olivetti & Co. Spa                574,500                   $ 2,000,027

Telecom Italia Spa                800,000                    8,494,964

                                                             28,942,585

LUXEMBOURG - 0.4%

Stolt Comex Seaway SA             167,800                    2,097,500

NETHERLANDS - 7.8%

ABN AMRO Holding NV               180,400                    4,307,220

Aegon NV                          25,000                     2,402,153

ASM Lithography Holding N V       12,800                     499,200
(a)

Fortis Amev NV                    265,200                    9,462,750

ING Groep NV                      118,700                    7,327,118

Koninklijke (Royal) Philips       55,000                     4,746,071
Electronics NV

Koninklijke Ahold NV              135,000                    5,024,271

Koninklijke KPN NV                53,500                     2,237,509

STMicroelectronics NV (a)         9,500                      969,000

TNT Post Group NV                 58,000                     1,565,965

Vendex NV CVA                     141,600                    3,530,759

                                                             42,072,016

SPAIN - 4.9%

Banco Santander Central           386,760                    8,419,351
Hispano SA

Endesa SA                         175,000                    3,898,502

Gas Natural SDG SA Series E       22,700                     1,837,457

Iberdrola SA                      200,000                    2,805,820

Telefonica SA                     194,200                    9,119,201

Telefonica SA rights 6/15/99      165,000                    153,738
(a)

                                                             26,234,069

SWEDEN - 2.2%

Electrolux AB                     230,000                    4,674,963

Ericsson (L.M.) Telefon AB        161,700                    4,365,900
Class B

Swedish Match Co.                 500,000                    1,646,281

Volvo AB Class B                  46,000                     1,219,000

                                                             11,906,144

SWITZERLAND - 7.4%

Credit Suisse Group (Reg.)        30,200                     5,994,423

Julius Baer Holding AG            1,000                      3,257,874

Nestle SA (Reg.)                  2,000                      3,704,724

Roche Holding AG                  1,000                      11,771,654
participation certificates

Swatch Group AG (The) (Bearer)    2,700                      1,927,559

Swisscom AG                       9,000                      3,307,087

UBS AG                            29,000                     9,856,955

                                                             39,820,276

UNITED KINGDOM - 33.2%

Abbey National, PLC               176,000                    3,980,845

Allied Zurich PLC (a)             260,000                    3,451,406

Amvescap PLC                      230,000                    2,445,498

Arcadia Group PLC                 3,000,000                  13,532,400

Bank of Scotland                  45,000                     674,204

BP Amoco PLC                      700,000                    13,205,254

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

British Telecommunications PLC    782,800                   $ 13,131,486

Cable & Wireless                  420,000                    4,797,236
Communications PLC (a)

Cadbury Schweppes PLC             160,000                    2,138,119

CGU PLC                           170,000                    2,688,034

de la Rue PLC                     344,000                    1,584,966

Diageo PLC                        100,000                    1,155,893

Dixons Group PLC                  342,300                    7,317,679

Electrocomponents PLC             300,000                    2,561,490

GKN PLC Class L                   200,000                    3,420,153

Glaxo Wellcome PLC                150,000                    4,368,742

HSBC Holdings PLC Ord.            95,000                     3,625,636

Laird Group PLC                   362,000                    1,804,948

Lloyds TSB Group PLC              500,000                    8,059,028

MFI Furniture Group PLC           3,023,300                  2,191,741

New Look Group PLC                225,100                    805,052

Next PLC                          201,000                    2,483,630

NFC PLC                           1,246,300                  3,413,242

Premier Farnell PLC               461,800                    2,179,802

Rentokil Initial PLC              350,000                    2,062,281

Reuters Group PLC                 260,000                    3,526,801

Royal Bank of Scotland Group      402,800                    9,513,032
PLC

Saatchi & Saatchi PLC             800,000                    3,106,008

Shell Transport & Trading Co.     1,300,000                  9,844,885
PLC (Reg.)

Smith (David S.) Holdings PLC     1,132,300                  2,444,341

SmithKline Beecham PLC            1,377,200                  18,093,025

Standard Chartered PLC            130,000                    2,353,993

Storehouse PLC                    1,400,000                  3,270,330

Trinity PLC                       184,700                    1,701,996

Unilever PLC                      600,000                    5,371,880

Vodafone Group PLC                231,500                    4,152,536

Wickes PLC                        1,170,500                  7,504,989

                                                             177,962,581

UNITED STATES OF AMERICA - 1.0%

AirTouch Communications, Inc.     54,000                     5,042,250
(a)

TOTAL COMMON STOCKS                                          528,143,626
(Cost $439,001,698)

NONCONVERTIBLE PREFERRED
STOCKS - 1.6%



GERMANY - 1.6%

Dyckerhoff AG                     4,000                      1,113,858

SAP AG (Systeme  Anwendungen      19,300                     7,295,238
Produkte)

TOTAL NONCONVERTIBLE                                         8,409,096
PREFERRED STOCKS
(Cost $7,778,653)

INVESTMENT COMPANIES - 0.0%

                                 SHARES                     VALUE (NOTE 1)

MULTI-NATIONAL - 0.0%

European Warrant Fund, Inc.       20,000                    $ 307,500
(Cost $326,000)

TOTAL INVESTMENT IN                                         $ 536,860,222
SECURITIES - 100%
(Cost $447,106,351)

LEGEND

(a) Non-income producing

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $500,140,397 and $655,832,420, respectively.

The fund participated in the bank borrowing program. The average daily balance during the period for which loans were outstanding amounted to $10,250,905. The weighted average interest rate was 5.09%.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $447,843,538. Net unrealized appreciation aggregated $89,016,684, of which $96,625,432 related to appreciated investment securities and $7,608,748 related to depreciated investment securities.

At October 31, 1998, the fund had a capital loss carryforward of approximately $13,819,000, all of which will expire on October 31, 2006.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

BASIC INDUSTRIES              1.3%

CONSTRUCTION & REAL ESTATE    1.5

DURABLES                      5.3

ENERGY                        7.3

FINANCE                       26.0

HEALTH                        8.3

INDUSTRIAL MACHINERY &        2.2
EQUIPMENT

INVESTMENT COMPANIES          0.0

MEDIA & LEISURE               2.3

NONDURABLES                   4.8

RETAIL & WHOLESALE            9.8

SERVICES                      3.9

TECHNOLOGY                    6.2

TRANSPORTATION                0.9

UTILITIES                      20.2

                              100.0%

EUROPE CAPITAL APPRECIATION

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                            APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 536,860,222
value  (cost $447,106,351) -
 See accompanying schedule

Receivable for investments                   44,220,514
sold

Receivable for fund shares                   777,021
sold

Dividends receivable                         2,722,794

Interest receivable                          3,695

Redemption fees receivable                   309

Other receivables                            21,793

 TOTAL ASSETS                                584,606,348

LIABILITIES

Payable to custodian bank      $ 149,338

Payable for investments         22,447,092
purchased

Payable for fund shares         2,597,608
redeemed

Accrued management fee          286,982

Notes payable                   9,544,000

Other payables and accrued      301,935
expenses

 TOTAL LIABILITIES                           35,326,955

NET ASSETS                                  $ 549,279,393

Net Assets consist of:

Paid in capital                             $ 468,702,692

Distributions in excess of                   (51,641)
net investment income

Accumulated undistributed net                (9,198,398)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  89,826,740
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 30,499,872                  $ 549,279,393
shares outstanding

NET ASSET VALUE and                          $18.01
redemption price per share
($549,279,393 (divided by)
30,499,872 shares)

Maximum offering price per                   $18.57
share (100/97.00 of $18.01)

STATEMENT OF OPERATIONS
                                              SIX MONTHS ENDED APRIL 30,
                                              1999 (UNAUDITED)

INVESTMENT INCOME                             $ 3,769,389
Dividends

Interest                                       335,131

                                               4,104,520

Less foreign taxes withheld                    (430,474)

 TOTAL INCOME                                  3,674,046

EXPENSES

Management fee Basic fee         $ 2,394,861

 Performance adjustment           (138,623)

Transfer agent fees               793,656

Accounting fees and expenses      186,745

Non-interested trustees'          1,039
compensation

Custodian fees and expenses       156,243

Registration fees                 25,318

Audit                             20,878

Legal                             147

Interest                          59,534

 Total expenses before            3,499,798
reductions

 Expense reductions               (153,852)    3,345,946

NET INVESTMENT INCOME                          328,100

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            14,658,396

 Foreign currency transactions    (46,775)     14,611,621

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            48,196,231

 Assets and liabilities in        3,450        48,199,681
foreign currencies

NET GAIN (LOSS)                                62,811,302

NET INCREASE (DECREASE) IN                    $ 63,139,402
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 208,601
charges paid to FDC

 Sales charges - Retained by                  $ 208,572
FDC

Expense Reductions                            $ 150,389
 Directed brokerage
arrangements

 Transfer agent credits                        3,463

                                              $ 153,852

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 328,100                   $ 5,311,907
income

 Net realized gain (loss)         14,611,621                  (23,544,162)

 Change in net unrealized         48,199,681                  11,533,145
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       63,139,402                  (6,699,110)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                           (3,656,037)
From net investment income

 From net realized gain           -                           (45,993,007)

 TOTAL DISTRIBUTIONS              -                           (49,649,044)

Share transactions Net            103,276,437                 619,171,673
proceeds from sales of shares

 Reinvestment of distributions    -                           48,775,275

 Cost of shares redeemed          (268,098,564)               (333,641,119)

 NET INCREASE (DECREASE) IN       (164,822,127)               334,305,829
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   155,017                     800,051

  TOTAL INCREASE (DECREASE)       (101,527,708)               278,757,726
IN NET ASSETS

NET ASSETS

 Beginning of period              650,807,101                 372,049,375

 End of period (including        $ 549,279,393               $ 650,807,101
under/(over) distributions
of net investment income of
$(51,641) and  $5,124,361,
respectively)

OTHER INFORMATION
Shares

 Sold                             5,809,003                   34,085,254

 Issued in reinvestment of        -                           3,398,974
distributions

 Redeemed                         (15,278,248)                (19,973,021)

 Net increase (decrease)          (9,469,245)                 17,511,207


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1998                     1997       1996       1995

Net asset value, beginning of    $ 16.28                          $ 16.57                  $ 14.07    $ 12.08    $ 11.35
period

Income from Investment
Operations

Net investment income             .01 D                            .15 D                    .20 D      .22 E      .23

Net realized and unrealized       1.72                             1.79 F                   3.81       2.00       .50
gain (loss)

Total from investment             1.73                             1.94                     4.01       2.22       .73
operations

Less Distributions

 From net investment income       -                                (.17) H                  (.23)      (.23)      -

From net realized gain            -                                (2.08) H                 (1.29)     -          -

Total distributions               -                                (2.25)                   (1.52)     (.23)      -

Redemption fees added to paid     -                                .02                      .01        -          -
in capital

Net asset value, end of period   $ 18.01                          $ 16.28                  $ 16.57    $ 14.07    $ 12.08

TOTAL RETURN B, C                 10.63%                           13.65%                   31.57%     18.74%     6.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 549,279                        $ 650,807                $ 372,049  $ 170,192  $ 194,433
(000 omitted)

Ratio of expenses to average      1.09% A                          1.12%                    1.10%      1.33%      1.36%
net assets

Ratio of expenses to average      1.04% A, I                       1.08% I                  1.07% I    1.30% I    1.36%
net assets after  expense
reductions

Ratio of net investment           .10% A                           .89%                     1.33%      1.66%      1.45%
income to average net assets

Portfolio turnover rate           162% A                           179%                     189%       155%       176%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.04 PER
SHARE.

F THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.

G FOR THE PERIOD DECEMBER 21,
1993 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1994.

H THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.

I FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.





SELECTED PER-SHARE DATA          1994 G

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income             .08 D

Net realized and unrealized       1.27
gain (loss)

Total from investment             1.35
operations

Less Distributions

 From net investment income       -

From net realized gain            -

Total distributions               -

Redemption fees added to paid     -
in capital

Net asset value, end of period   $ 11.35

TOTAL RETURN B, C                 13.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 352,855
(000 omitted)

Ratio of expenses to average      1.54% A
net assets

Ratio of expenses to average      1.54% A
net assets after  expense
reductions

Ratio of net investment           .79% A
income to average net assets

Portfolio turnover rate           317% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.04 PER
SHARE.

F THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.

G FOR THE PERIOD DECEMBER 21,
1993 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1994.

H THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.

I FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


FRANCE

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY FRANCE                8.47%          0.88%        87.82%

FIDELITY FRANCE   (INCL.       5.22%          -2.14%       82.19%
3.00% SALES CHARGE)

SBF 250                        11.00%         10.58%       100.14%

European Region Funds Average  8.95%          -0.20%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Society des Bourses Franeaises 250 Index (SBF
250) - a market capitalization-weighted index of 250 largest companies in the French market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 142 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 1 YEAR  LIFE OF FUND

FIDELITY FRANCE                0.88%        19.76%

FIDELITY FRANCE   (INCL.       -2.14%       18.72%
3.00% SALES CHARGE)

SBF 250                        10.58%       21.95%

European Region Funds Average  -0.20%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             France                      SBF 250
             00345                       EX001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9515.70                     9996.87
  1995/12/31       9952.70                    10331.57
  1996/01/31      10381.19                    10618.07
  1996/02/29      10799.95                    11028.30
  1996/03/31      11150.53                    11258.88
  1996/04/30      11403.73                    11466.65
  1996/05/31      11647.19                    11517.59
  1996/06/30      11803.01                    11777.11
  1996/07/31      11559.54                    11522.35
  1996/08/31      11393.99                    11290.00
  1996/09/30      11617.98                    11688.17
  1996/10/31      11919.87                    11888.32
  1996/11/30      12299.67                    12521.77
  1996/12/31      12484.65                    12692.23
  1997/01/31      13045.52                    12947.26
  1997/02/28      13180.55                    13046.89
  1997/03/31      13585.62                    13392.49
  1997/04/30      13076.68                    12816.85
  1997/05/31      12889.72                    12695.77
  1997/06/30      13855.67                    13730.74
  1997/07/31      14125.72                    14007.70
  1997/08/31      13388.28                    13106.00
  1997/09/30      14707.37                    14283.43
  1997/10/31      13782.97                    13413.94
  1997/11/30      13814.13                    13600.74
  1997/12/31      14290.14                    14013.96
  1998/01/31      14665.89                    14539.07
  1998/02/28      15724.84                    15771.19
  1998/03/31      17410.05                    17395.62
  1998/04/30      18059.09                    18099.22
  1998/05/31      19357.16                    19161.02
  1998/06/30      19527.95                    19713.51
  1998/07/31      19619.05                    19896.29
  1998/08/31      16487.74                    17660.05
  1998/09/30      15485.73                    16376.52
  1998/10/31      16795.18                    18030.99
  1998/11/30      17706.10                    19077.94
  1998/12/31      18423.46                    19816.20
  1999/01/31      19231.90                    20468.32
  1999/02/28      17968.00                    19175.46
  1999/03/31      17865.52                    19389.56
  1999/04/30      18218.50                    20014.23
IMATRL PRASUN   SHR__CHT 19990430 19990628 141400 R00000000000045

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity France Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1999, the value of the investment would have grown to $18,219 - an 82.19% increase on the initial investment. For comparison, look at how the Society des Bourses Franeaises 250 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,014 - a 100.14% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

FRANCE

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Alexandra Edzard)

An interview with Alexandra Edzard, Portfolio Manager of Fidelity
France Fund

Q. HOW DID THE FUND PERFORM, ALEXANDRA?

A. For the six-month period that ended April 30, 1999, the fund returned 8.47%, compared to 11.00% for the Societe des Bourses Francaises (SBF) 250 Index and the European region funds average return of 8.95%, as monitored by Lipper Inc. For the one-year period, the fund returned 0.88%, compared to the SBF 250's return of 10.58% and the Lipper European region funds average return of -0.20%. The fund's higher weightings in information technology companies and water and power companies - both of which lagged the market - were two primary factors in the fund's performance relative to its benchmarks, as was the fund's underweighting in cyclical companies.

Q. HOW DID THE INVESTMENT ENVIRONMENT CHANGE DURING THE SIX-MONTH
PERIOD?

A. The climate in the French stock market improved as the period progressed as fears receded about the effects of emerging-market problems on the European economy. The domestic French economy remained healthy, with strong consumer spending that helped support the retail, leisure and tourism industries. In general, stocks of energy-related companies and other cyclical companies gained strength during the period as confidence in economic growth grew.

Q. WHAT WERE YOUR PRIMARY STRATEGIES DURING THE PERIOD?

A. I tended to emphasize companies with proactive managements and clear business strategies as well as companies that have leadership positions in their industries. I also emphasized companies in industries where I expect to see merger-and-acquisition activity. In light of the strong domestic economy and healthy consumer spending, I emphasized merchandising, leisure and tourism, and personal care products companies. I also overweighted business services and information technology companies because of their long-term growth prospects, while I tended to de-emphasize cyclical companies in industries such as chemicals, automobiles and electrical components.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. Accor, an international hotel company, was a very strong performer. A number of companies in consumer-related industries did very well, including: Castorama and Carrefour, two retailers; TF-1, a media company; and Havas, a large advertising company that is acquiring a major Spanish company. Several telecommunications-related stocks did well, including Equant, which provides data network services to international businesses and was one of the fund's largest holdings at the end of the period. While the fund was underweighted in France Telecom, the stock nevertheless helped performance on an absolute basis, if not relative to the index. A significant investment in Elf Acquitaine, the major oil company, also helped, as this stock rose by 50%, benefiting from rising oil prices, industry consolidation and a rally in cyclical stocks. The fund's emphasis on banking stocks also helped as the sector rallied amidst strong takeover activity. Banking stocks that supported performance included Banque National de Paris
(BNP) and Credit Commercial France (CCF).

Q. WHAT HOLDINGS HURT PERFORMANCE?

A. Stocks in defensive industries tended to do poorly, including two water utility and power companies, Vivendi and Suez Lyonnaise des Eaux. I continued to like them for their strong fundamentals and attractive valuations. L'Oreal, the world's largest cosmetic company, also was a weak performer as investors appeared to favor cyclical companies over stable growth companies. Information technology stocks, which had been strong performers in 1998, lagged the market because of investor concerns about high stock valuations and future profit growth. My investment in Cap Gemini, a major computer services company, also did not help.

Q. WHAT IS YOUR OUTLOOK?

A. The domestic French economy continues to be strong, helping industries such as retailing and media. The pace of global economic growth will continue to have an important influence on performance, however. The largest 40 companies in the benchmark SBF 250 index, reflecting more than three-quarters of the index's market capitalization, are internationally focused, so their fortunes depend more on factors outside France than inside France. I plan to continue to look for opportunities among companies with strong revenue growth from international operations.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)
FUND FACTS

GOAL: long-term growth of capital by investing mainly in equity securities of French issuers

FUND NUMBER: 345

TRADING SYMBOL: FRANX

START DATE: November 1, 1995

SIZE: as of April 30, 1999, more than $11 million

MANAGER: Alexandra Edzard, since 1998;
manager, Fidelity Germany Fund, since 1996;
joined Fidelity in 1994

FRANCE

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999

Austria 0.6%
United States 0.4%
Belgium 0.9%
Netherlands 5.8%
France 92.3%

Row: 1, Col: 1, Value: 1.0
Row: 1, Col: 2, Value: 1.8
Row: 1, Col: 3, Value: 90.3
Row: 1, Col: 4, Value: 5.8
Row: 1, Col: 5, Value: 1.1

AS OF OCTOBER 31, 1998
Belgium 2.5%
United States 3.6%
Other 0.8%
Netherlands 1.4%
France 91.7%

Row: 1, Col: 1, Value: 2.5
Row: 1, Col: 2, Value: 91.7
Row: 1, Col: 3, Value: 1.4
Row: 1, Col: 4, Value: 1.0
Row: 1, Col: 5, Value: 3.6

ASSET ALLOCATION

                                 % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 6
                                                          MONTHS AGO

Stocks                            99.6                     96.4

Short-term investments            0.4                      3.6

TOP TEN STOCKS AS OF APRIL
30, 1999

                                 % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                          THESE STOCKS 6 MONTHS AGO

France Telecom SA  (Telephone     9.0                      7.4
Services)

Total SA Class B (Oil & Gas)      6.1                      3.6

L'Oreal SA (Household Products)   5.7                      5.4

Vivendi SA (Water)                5.5                      7.2

AXA SA de CV (Insurance)          4.9                      5.2

Suez Lyonnaise des Eaux           4.3                      5.4
(Services)

Equant NV  (Computer Services     4.0                      0.9
& Software)

Carrefour Supermarche SA          3.9                      0.0
(General Merchandise Stores)

Cap Gemini SA  (Computer          3.1                      2.9
Services & Software)

Groupe Danone (Foods)             2.9                      3.9

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                                 % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                          THESE MARKET SECTORS 6
                                                          MONTHS AGO

UTILITIES                         15.6                     17.1

FINANCE                           14.3                     13.4

NONDURABLES                       11.7                     12.0

TECHNOLOGY                        11.4                     8.6

RETAIL & WHOLESALE                9.7                      5.7

ENERGY                            8.6                      7.5

DURABLES                          6.4                      0.5

SERVICES                          6.4                      10.9

HEALTH                            5.3                      7.9

MEDIA & LEISURE                   3.3                      5.4


FRANCE

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 99.6%

                                SHARES                         VALUE (NOTE 1)

BASIC INDUSTRIES - 0.8%

CHEMICALS & PLASTICS - 0.8%

Compagnie Generale d'            1,784                         $ 90,082
Industrie et de
Participations (CGIP)

CONSTRUCTION & REAL ESTATE -
3.2%

CONSTRUCTION - 1.8%

Alstom SA                        6,165                          202,353

ENGINEERING - 1.4%

Bouygues                         342                            87,124

VA Technologie AG                640                            60,987

                                                                148,111

TOTAL CONSTRUCTION & REAL                                       350,464
ESTATE

DURABLES - 6.4%

AUTOS, TIRES, & ACCESSORIES -
3.8%

Michelin SA (Compagnie           2,300                          104,594
Generale des Etablissements)
Class B

Peugeot SA                       850                            141,297

Valeo SA                         2,081                          176,269

                                                                422,160

CONSUMER ELECTRONICS - 0.3%

Moulinex Espana SA (a)           2,960                          38,831

TEXTILES & APPAREL - 2.3%

Christian Dior SA                1,925                          252,328

TOTAL DURABLES                                                  713,319

ENERGY - 8.6%

OIL & GAS - 8.6%

Elf Aquitaine                    1,795                          280,469

Total SA Class B                 4,950                          673,200

                                                                953,669

FINANCE - 14.3%

BANKS - 7.6%

Banque Nationale de Paris        3,092                          256,830

Compagnie Financiere de          1,573                          167,549
Paribas  Class A (Reg.)

Credit Commercial de France      897                            94,974

Dexia France                     757                            106,200

Societe Generale, France         1,176                          210,928
Class A

                                                                836,481

INSURANCE - 6.7%

Assurances Generales (Bearer)    2,304                          121,852

AXA SA de CV                     4,175                          540,184

Scor SA                          990                            49,476

Union Assurances Federales SA    280                            31,247

                                                                742,759

TOTAL FINANCE                                                   1,579,240



                                SHARES                         VALUE (NOTE 1)

HEALTH - 5.3%

DRUGS & PHARMACEUTICALS - 5.3%

Genset SA (a)                    1,117                         $ 54,640

Rhone-Poulenc SA Class A         4,625                          217,953

Sanofi SA                        1,298                          203,812

Synthelabo                       551                            112,888

                                                                589,293

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.9%

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.5%

Compagnie de Fives-Lille         244                            19,092

Legrand SA                       779                            186,406

Sidel SA                         576                            69,525

                                                                275,023

POLLUTION CONTROL - 0.4%

Serp Recyclage (a)               295                            43,572

TOTAL INDUSTRIAL MACHINERY &                                    318,595
EQUIPMENT

MEDIA & LEISURE - 3.3%

BROADCASTING - 1.9%

NRJ SA                           296                            64,875

Television Francaise 1 SA        776                            152,001
(T.F.1)

                                                                216,876

LODGING & GAMING - 1.4%

Accor SA                         217                            57,325

Club Mediterranee SA (a)         1,040                          96,351

                                                                153,676

TOTAL MEDIA & LEISURE                                           370,552

NONDURABLES - 11.7%

BEVERAGES - 1.7%

LVMH Moet Hennessy Louis         707                            189,987
Vuitton

FOODS - 2.9%

Groupe Danone                    1,198                          320,916

HOUSEHOLD PRODUCTS - 6.7%

Clarins SA                       1,275                          116,502

L'Oreal SA                       979                            628,159

                                                                744,661

TOBACCO - 0.4%

Seita                            750                            45,264

TOTAL NONDURABLES                                               1,300,828

RETAIL & WHOLESALE - 9.7%

APPAREL STORES - 0.4%

DU Pareil AU Meme AS             636                            42,357

GENERAL MERCHANDISE STORES -
4.9%

Carrefour Supermarche SA         546                            433,579

Galeries Lafayette SA            95                             109,639

                                                                543,218

COMMON STOCKS - CONTINUED

                                SHARES                         VALUE(NOTE 1)

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - 0.8%

Casino Guichard Perrachon  et    919                           $ 90,687
Compagnie

RETAIL & WHOLESALE,
MISCELLANEOUS - 3.6%

Castorama Dubois                 665                            159,479
Investissements SA

Pinault Printemps SA             1,430                          237,711

                                                                397,190

TOTAL RETAIL & WHOLESALE                                        1,073,452

SERVICES - 6.4%

ADVERTISING - 1.4%

Havas Advertising SA             780                            158,566

SERVICES - 5.0%

ALTEN (a)                        350                            21,494

Cegedim SA                       1,311                          53,997

Suez Lyonnaise des Eaux          2,798                          476,966

                                                                552,457

TOTAL SERVICES                                                  711,023

TECHNOLOGY - 11.4%

COMPUTER SERVICES & SOFTWARE
- 8.2%

Atos SA (a)                      511                            43,825

Cap Gemini SA                    2,243                          343,646

Equant NV (a)                    4,935                          448,843

Ilog SA sponsored ADR (a)        7,798                          41,914

Sopra SA                         510                            29,564

                                                                907,792

COMPUTERS & OFFICE EQUIPMENT
- 0.8%

Neopost SA (a)                   4,865                          87,980

ELECTRONICS - 2.4%

Schneider SA                     959                            62,700

STMicroelectronics NV            1,960                          204,619

                                                                267,319

TOTAL TECHNOLOGY                                                1,263,091

UTILITIES - 15.6%

CELLULAR - 0.9%

Mobistar SA (a)                  1,754                          98,800

TELEPHONE SERVICES - 9.2%

France Telecom SA                12,374                         1,001,613

Omnicom SA                       100                            20,647

                                                                1,022,260

WATER - 5.5%

Vivendi SA                       2,581                          604,214

TOTAL UTILITIES                                                 1,725,274

TOTAL COMMON STOCKS                                             11,038,882
(Cost $8,977,669)

CASH EQUIVALENTS - 0.4%

                                MATURITY AMOUNT                VALUE (NOTE 1)

Investments in repurchase       $ 47,019                       $ 47,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.89%,
dated 4/30/99 due 5/3/99

TOTAL INVESTMENT IN                                            $ 11,085,882
SECURITIES - 100%
(Cost $9,024,669)

LEGEND

(a) Non-income producing

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $7,814,417 and $13,808,690, respectively.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $9,053,002. Net unrealized appreciation aggregated $2,032,880, of which $2,208,897 related to appreciated investment securities and $176,017 related to depreciated investment securities.

At October 31, 1998, the fund had a capital loss carryforward of approximately $1,955,000, all of which will expire on October 31, 2006.

FRANCE

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                        APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at             $ 11,085,882
value (including repurchase
agreements of $47,000) (cost
$9,024,669) - See
accompanying schedule

Cash                                      568

Receivable for investments                131,008
sold

Receivable for fund shares                3,599
sold

Dividends receivable                      51,334

Other receivables                         649

 TOTAL ASSETS                             11,273,040

LIABILITIES

Payable for investments        $ 85,310
purchased

Payable for fund shares         22,444
redeemed

Accrued management fee          21,190

Other payables and accrued      50,887
expenses

 TOTAL LIABILITIES                        179,831

NET ASSETS                               $ 11,093,209

Net Assets consist of:

Paid in capital                          $ 10,689,470

Accumulated net investment                (130,210)
loss

Accumulated undistributed net             (1,523,878)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               2,057,827
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 693,443                  $ 11,093,209
shares outstanding

NET ASSET VALUE and                       $16.00
redemption price per share
($11,093,209 (divided by)
693,443 shares)

Maximum offering price per                $16.49
share (100/97.00 of $16.00)

STATEMENT OF OPERATIONS
                                            SIX MONTHS ENDED APRIL 30,
                                            1999 (UNAUDITED)

INVESTMENT INCOME                           $ 15,897
Dividends

Interest                                     6,884

                                             22,781

Less foreign taxes withheld                  (3,991)

 TOTAL INCOME                                18,790

EXPENSES

Management fee                   $ 56,416

Transfer agent fees               25,676

Accounting fees and expenses      30,323

Non-interested trustees'          27
compensation

Custodian fees and expenses       56,689

Registration fees                 7,720

Audit                             15,451

Miscellaneous                     8

 Total expenses before            192,310
reductions

 Expense reductions               (43,310)   149,000

NET INVESTMENT INCOME (LOSS)                 (130,210)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            788,043

 Foreign currency transactions    (1,188)    786,855

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            643,641

 Assets and liabilities in        (6,851)    636,790
foreign currencies

NET GAIN (LOSS)                              1,423,645

NET INCREASE (DECREASE) IN                  $ 1,293,435
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 15,443
charges paid to FDC

 Sales charges - Retained by                $ 15,443
FDC

Expense reductions Directed                 $ 2,034
brokerage arrangements

 FMR reimbursement                           41,276

                                            $ 43,310

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (130,210)                 $ 49,705
income (loss)

 Net realized gain (loss)         786,855                     (2,314,802)

 Change in net unrealized         636,790                     977,565
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,293,435                   (1,287,532)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                           (16,501)
From net investment income

 From net realized gain           -                           (474,417)

 TOTAL DISTRIBUTIONS              -                           (490,918)

Share transactions Net            4,473,291                   27,069,838
proceeds from sales of shares

 Reinvestment of distributions    -                           487,606

 Cost of shares redeemed          (11,123,106)                (15,052,615)

 NET INCREASE (DECREASE) IN       (6,649,815)                 12,504,829
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   19,428                      125,407

  TOTAL INCREASE (DECREASE)       (5,336,952)                 10,851,786
IN NET ASSETS

NET ASSETS

 Beginning of period              16,430,161                  5,578,375

 End of period (including        $ 11,093,209                $ 16,430,161
undistributed net investment
income (loss) of $(130,210)
and $37,763, respectively)

OTHER INFORMATION
Shares

 Sold                             274,147                     1,626,364

 Issued in reinvestment of        -                           39,450
distributions

 Redeemed                         (694,236)                   (972,730)

 Net increase (decrease)          (420,089)                   693,084


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1998                     1997      1996 G

Net asset value, beginning of    $ 14.75                          $ 13.27                  $ 12.24   $ 10.00
period

Income from Investment
Operations

Net investment income (loss)      (.14) D                          .06 D                    .10 D     .23

Net realized and unrealized       1.37                             2.46 H                   1.66      1.98
gain (loss)

Total from investment             1.23                             2.52                     1.76      2.21
operations

Less Distributions

 From net investment income       -                                (.04)                    (.16)     (.04)

From net realized gain            -                                (1.15)                   (.61)     -

Total distributions               -                                (1.19)                   (.77)     (.04)

Redemption fees added to paid     .02                              .15                      .04       .07
in capital

Net asset value, end of period   $ 16.00                          $ 14.75                  $ 13.27   $ 12.24

TOTAL RETURN B, C                 8.47%                            21.85%                   15.63%    22.89%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 11,093                         $ 16,430                 $ 5,578   $ 5,542
(000 omitted)

Ratio of expenses to average      2.00% A, E                       2.12% E                  2.00% E   2.00% E
net assets

Ratio of expenses to average      1.97% A, F                       2.12%                    2.00%     2.00%
net assets after expense
reductions

Ratio of net investment           (1.72)% A                        .40%                     .78%      1.74%
income (loss) to average net
assets

Portfolio turnover rate           107% A                           182%                     150%      129%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME(LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

G FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.

H THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.


GERMANY

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED  APRIL 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY GERMANY                -1.56%         -9.51%       65.17%

FIDELITY GERMANY   (INCL.       -4.51%         -12.22%      60.21%
3.00% SALES CHARGE)

DAX 100                         1.50%          -0.36%       76.97%

European Region Funds Average   8.95%          -0.20%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Deutscher Aktienindex 100 (DAX 100) Index - a market capitalization-weighted index of the 100 most heavily traded stocks in the German market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 142 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED  APRIL 30, 1999   PAST 1 YEAR  LIFE OF FUND

FIDELITY GERMANY                -9.51%       15.43%

FIDELITY GERMANY   (INCL.       -12.22%      14.43%
3.00% SALES CHARGE)

DAX 100                         -0.36%       17.74%

European Region Funds Average   -0.20%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             Germany                     DAX 100
             00346                       EX002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9622.40                    10045.93
  1995/12/31       9835.80                    10293.16
  1996/01/31      10320.80                    10746.76
  1996/02/29      10369.30                    10830.07
  1996/03/31      10495.40                    10812.65
  1996/04/30      10194.70                    10413.05
  1996/05/31      10573.00                    10679.84
  1996/06/30      10650.60                    10956.77
  1996/07/31      10524.50                    10921.61
  1996/08/31      10660.30                    11180.88
  1996/09/30      10747.60                    11282.48
  1996/10/31      10999.80                    11378.77
  1996/11/30      11523.60                    11820.89
  1996/12/31      11650.51                    12007.46
  1997/01/31      11570.43                    11917.66
  1997/02/28      12000.82                    12383.06
  1997/03/31      12631.39                    13186.91
  1997/04/30      12341.13                    12745.27
  1997/05/31      12951.68                    13390.51
  1997/06/30      13352.04                    13933.20
  1997/07/31      14473.05                    15226.21
  1997/08/31      13221.92                    13796.83
  1997/09/30      14242.84                    14883.23
  1997/10/31      13251.95                    13772.76
  1997/11/30      13642.30                    14115.89
  1997/12/31      14018.54                    14726.44
  1998/01/31      14634.74                    15145.43
  1998/02/28      15349.97                    16176.40
  1998/03/31      16560.36                    17180.21
  1998/04/30      17704.73                    17760.59
  1998/05/31      18750.07                    19367.83
  1998/06/30      19256.24                    20055.83
  1998/07/31      19960.47                    20301.79
  1998/08/31      15944.16                    16938.45
  1998/09/30      15669.08                    16560.16
  1998/10/31      16274.27                    17435.20
  1998/11/30      17132.55                    18261.47
  1998/12/31      17286.60                    18447.96
  1999/01/31      17341.62                    18214.98
  1999/02/28      16032.19                    16900.12
  1999/03/31      15261.94                    16522.94
  1999/04/30      16021.19                    17697.48
IMATRL PRASUN   SHR__CHT 19990430 19990527 113809 R00000000000045

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Germany Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1999, the value of the investment would have grown to $16,021 - a 60.21% increase on the initial investment. For comparison, look at how the Deutscher Aktienindex 100 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,697 - a 76.97% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

GERMANY

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Alexandra Edzard)

An interview with Alexandra Edzard, Portfolio Manager of Fidelity
Germany Fund

Q. HOW DID THE FUND PERFORM, ALEXANDRA?

A. For the six-month period that ended April 30, 1999, the fund returned -1.56%, compared to the 1.50% return of the Deutscher
Aktienindex 100 (DAX 100) and the European region funds average return of 8.95%, as monitored by Lipper Inc. For the one-year period, the fund returned -9.51%, compared to the DAX 100's return of -0.36% and the Lipper European region funds average return of -0.20%.

Q. WHAT FACTORS AFFECTED INVESTMENT PERFORMANCE DURING THE PERIOD?

A. Uncertainties about the global economy continued to hold back the German stock market, particularly as Germany experienced slower economic growth than most other European countries during the period. Fund performance relative to the index and its peer group was held back by overweightings in information technology, insurance and utilities, all of which lagged the market. The fund also did not fully participate in a rally in cyclical stocks. However, stock selection within some sectors helped, including in the cyclical and banking industries.

Q. WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE SIX-MONTH PERIOD?

A. I did not have much confidence that German economic growth would increase, so I emphasized companies with the ability to grow independently of the domestic economy, including companies with significant foreign businesses. I tended to emphasize information technology, telecommunciations, business services and insurance. I de-emphasized the stocks of companies tied to the domestic economy, including banks and utilities, and cyclical companies in general, including chemicals, capital goods and energy-related companies.

Q. WHAT SPECIFIC INVESTMENT DECISIONS HELPED FUND PERFORMANCE?

A. The emphasis on telecommunications certainly helped. Mannesmann, a diversified company that has become the largest provider of mobile telephone services in Germany and is expanding throughout Europe, was a significant contributor to performance, as was Deutsche Telekom, Germany's largest telephone company. The six-month period saw a strong rally in almost all cyclical stocks, even those companies that I do not consider very strong. Nevertheless, some cyclical companies in which the fund invested performed very well, including: BASF, the chemical company, and Linde, which is involved in industrial gases and forklift trucks. The investments in Credit Suisse and Julius Baer, two high-quality Swiss banking companies with some business activities in Germany, also helped fund performance. Both banks are particularly strong in private banking and were able to gather assets successfully. A number of my small- and mid-cap investments did quite well, including Apcoa Parking and DIS Deutscher Industries, a temporary employment firm.

Q. WHAT WERE SOME OF THE DISAPPOINTMENTS?

A. My emphasis on information technology, insurance and utilities did not help. Information technology stocks, including SAP, a leader in the software industry, had risen to very high valuations in 1998 and investors were worried about future earnings growth. I tended to emphasize specialty insurers such as Hannover, a reinsurance company, and MLP, an insurance broker, both of which have extremely cheap stock valuations. However, the entire insurance industry lagged in performance because of investor concerns about the value of the stock and bond portfolios of insurance companies in an uncertain environment for bond yields.

Q. WHAT IS YOUR OUTLOOK FOR INVESTING IN THE GERMAN MARKET?

A. I don't see any catalysts triggering an above-average increase in German economic growth. The IFO Index, which reflects surveys of business leaders' confidence, indicates a great deal of concern. Even though consumer confidence surveys tend to be very optimistic, I have not seen this confidence reflected in retail sales. The German tax and social security cost environment, as well as unattractive labor laws, do not attract foreign investment, nor do they encourage domestic companies to invest on their home turf. I expect to continue to emphasize companies that are improving through restructuring and companies that can benefit from international business and are not wholly dependent on the German economy. Some companies with international businesses have not performed well recently, but still have healthy franchises and could offer opportunities. Examples would include Hugo Boss, a clothing manufacturer, and Wella, a hair products company. Both were fund holdings at the end of the period. The importance of internationally focused businesses is reflected in their weight in the German market. The largest 30 companies in the DAX 100 index, representing about 85% of the market capitalization of the index, are heavily involved in international activities.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)
FUND FACTS

GOAL: long-term growth of capital by investing mainly in equity securities of German issuers

FUND NUMBER: 346

TRADING SYMBOL: FGERF

START DATE: November 1, 1995

SIZE: as of April 30, 1999, more than $20 million

MANAGER: Alexandra Edzard, since 1996;
manager, Fidelity France Fund, since 1998;
joined Fidelity in 1994

GERMANY

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30,1999
United States 1.3%
France 2.8%
Switzerland 3.4%
Netherlands 1.2%
Germany 91.3%

Row: 1, Col: 1, Value: 2.8
Row: 1, Col: 2, Value: 91.3
Row: 1, Col: 3, Value: 1.2
Row: 1, Col: 4, Value: 3.4
Row: 1, Col: 5, Value: 1.3

AS OF OCTOBER 31, 1998
United States 3.4%
Switzerland 2.6%
Germany 94.0%

Row: 1, Col: 1, Value: 94.0
Row: 1, Col: 2, Value: 2.6
Row: 1, Col: 3, Value: 3.4

ASSET ALLOCATION

                        % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                 MONTHS AGO

Common Stocks            86.4                     79.6

Preferred Stocks         12.3                     17.0

Short-term investments   1.3                      3.4



TOP TEN STOCKS AS OF APRIL
30, 1999

                                % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                         THESE STOCKS 6 MONTHS AGO

DaimlerChrysler AG (Reg.)        9.8                      6.4
(Autos, Tires, & Accessories)

Mannesmann AG (Cellular)         9.6                      8.5

Allianz AG (Reg.) (Insurance)    8.5                      8.2

BASF AG (Chemicals & Plastics)   6.5                      1.2

Deutsche Bank AG (Banks)         4.8                      1.5

Veba AG (Electric Utility)       4.8                      3.3

Siemens AG (Electrical           4.7                      2.1
Equipment)

Deutsche Telekom AG              4.5                      1.9
(Telephone Services)

SAP AG (Systeme Anwendungen      3.6                      7.8
Produkte) (Computer
Services & Software)

Volkswagen AG  (Autos, Tires,    3.4                      1.4
& Accessories)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                                % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                         THESE MARKET SECTORS 6
                                                         MONTHS AGO

FINANCE                          27.5                     33.0

UTILITIES                        20.2                     15.4

DURABLES                         17.8                     13.3

BASIC INDUSTRIES                 8.6                      7.5

INDUSTRIAL MACHINERY &           7.0                      12.2
EQUIPMENT

TECHNOLOGY                       6.2                      9.3

RETAIL & WHOLESALE               3.9                      0.0

HEALTH                           2.7                      2.3

NONDURABLES                      1.6                      2.7

SERVICES                         1.5                      0.9


GERMANY

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 86.4%

                                 SHARES                  VALUE (NOTE 1)

BASIC INDUSTRIES - 8.6%

CHEMICALS & PLASTICS - 8.6%

BASF AG                           30,850                 $ 1,358,822

Hoechst AG                        9,190                   436,407

                                                          1,795,229

DURABLES - 11.9%

AUTOS, TIRES, & ACCESSORIES -
9.8%

DaimlerChrysler AG (Reg.)         20,673                  2,029,830

TEXTILES & APPAREL - 2.1%

Boss (Hugo) AG                    334                     448,415

TOTAL DURABLES                                            2,478,245

FINANCE - 24.7%

BANKS - 9.9%

Bayerische Hypo-und               4,220                   271,484
Vereinsbank AG

BHF Bank AG                       2,311                   87,109

Credit Suisse Group (Reg.)        1,540                   305,676

Deutsche Bank AG                  17,192                  996,426

Julius Baer Holding AG            101                     329,045

UBS AG                            190                     64,580

                                                          2,054,320

INSURANCE - 14.8%

Allianz AG (Reg.)                 5,635                   1,772,002

Hannover Rueckversicherungs AG    5,642                   465,355

Munich Reinsurance AG:

(Reg.)                            2,801                   554,289

(RFD)                             1,431                   284,847

                                                          3,076,493

TOTAL FINANCE                                             5,130,813

HEALTH - 2.7%

DRUGS & PHARMACEUTICALS - 2.1%

Rhone-Poulenc SA Class A          5,410                   254,946

Schering AG                       1,622                   187,194

                                                          442,140

MEDICAL FACILITIES MANAGEMENT
- 0.6%

Fresenius Medical Care AG         2,105                   112,107

TOTAL HEALTH                                              554,247

INDUSTRIAL MACHINERY &
EQUIPMENT - 7.0%

ELECTRICAL EQUIPMENT - 4.7%

Siemens AG                        13,216                  975,319

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.3%

Linde AG                          780                     476,111

TOTAL INDUSTRIAL MACHINERY &                              1,451,430
EQUIPMENT



                                 SHARES                  VALUE (NOTE 1)

MEDIA & LEISURE - 0.3%

BROADCASTING - 0.3%

Primacom AG (a)                   1,645                  $ 71,411

NONDURABLES - 0.4%

BEVERAGES - 0.4%

Hawesko Holding AG (a)            2,125                   85,498

RETAIL & WHOLESALE - 3.9%

GENERAL MERCHANDISE STORES -
2.7%

Metro AG                          7,944                   563,628

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.2%

Vendex NV CVA                     9,680                   241,368

TOTAL RETAIL & WHOLESALE                                  804,996

SERVICES - 1.5%

LEASING & RENTAL - 1.0%

Apcoa Parking AG                  2,725                   204,851

SERVICES - 0.5%

DIS Deutscher Industrie           2,325                   118,408
Service AG

TOTAL SERVICES                                            323,259

TECHNOLOGY - 5.7%

COMMUNICATIONS EQUIPMENT - 0.1%

Teles AG (a)                      60                      13,213

COMPUTER SERVICES & SOFTWARE
- 5.6%

Cap Gemini SA                     2,170                   332,462

IXOS Software AG                  354                     72,770

SAP AG (Systeme Anwendungen       2,315                   757,397
Produkte)

                                                          1,162,629

TOTAL TECHNOLOGY                                          1,175,842

UTILITIES - 19.7%

CELLULAR - 9.6%

Mannesmann AG                     15,225                  1,992,460

ELECTRIC UTILITY - 5.6%

Berliner Kraft-und Licht AG       10,529                  167,222

Veba AG                           18,129                  996,220

                                                          1,163,442

TELEPHONE SERVICES - 4.5%

Deutsche Telekom AG               23,578                  931,421

TOTAL UTILITIES                                           4,087,323

TOTAL COMMON STOCKS                                       17,958,293
(Cost $14,942,575)

NONCONVERTIBLE PREFERRED
STOCKS - 12.3%

                                 SHARES                  VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
1.4%

BUILDING MATERIALS - 1.4%

Dyckerhoff AG                     1,005                  $ 279,857

DURABLES - 5.9%

AUTOS, TIRES, & ACCESSORIES -
5.6%

Bayerische Motoren Werke          855                     333,141
(BMW) AG (non-vtg.)

Porsche AG (non-vtg.)             55                      136,268

Volkswagen AG                     16,549                  705,965

                                                          1,175,374

HOME FURNISHINGS - 0.3%

Moebel Walther AG                 2,757                   57,507

TOTAL DURABLES                                            1,232,881

FINANCE - 2.8%

INSURANCE - 2.8%

Marschollek Lautenschlaeger       1,055                   591,023
und Partner AG

NONDURABLES - 1.2%

HOUSEHOLD PRODUCTS - 1.2%

Wella AG                          312                     247,759

TECHNOLOGY - 0.5%

ELECTRONICS - 0.5%

Sartorius AG (non-vtg.)           597                     101,137

UTILITIES - 0.5%

ELECTRIC UTILITY - 0.5%

RWE AG (non-vtg.)                 3,410                   102,899

TOTAL NONCONVERTIBLE                                      2,555,556
PREFERRED STOCKS
(Cost $2,580,071)

CASH EQUIVALENTS - 1.3%



Taxable Central Cash Fund (b)     264,358                 264,358
(Cost $264,358)

TOTAL INVESTMENT IN                                       $ 20,778,207
SECURITIES - 100%
(Cost $17,787,004)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $15,407,697 and $28,164,933, respectively.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $17,879,252. Net unrealized appreciation aggregated $2,898,955, of which $3,638,159 related to appreciated investment securities and $739,204 related to depreciated investment securities.

At October 31, 1998, the fund had a capital loss carryforward of approximately $2,136,000, all of which will expire on October 31, 2006.

GERMANY

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                          APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 20,778,207
value  (cost $17,787,004) -
See accompanying schedule

Receivable for investments                 588,281
sold

Receivable for fund shares                 17,313
sold

Dividends receivable                       53,175

Interest receivable                        1,361

Other receivables                          35

 TOTAL ASSETS                              21,438,372

LIABILITIES

Payable for investments        $ 667,703
purchased

Payable for fund shares         30,939
redeemed

Accrued management fee          12,858

Other payables and accrued      36,608
expenses

 TOTAL LIABILITIES                         748,108

NET ASSETS                                $ 20,690,264

Net Assets consist of:

Paid in capital                           $ 23,000,648

Accumulated net investment                 (107,224)
loss

Accumulated undistributed net              (5,193,867)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                2,990,707
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 1,421,239                 $ 20,690,264
shares outstanding

NET ASSET VALUE and                        $14.56
redemption price per share
($20,690,264 (divided by)
1,421,239 shares)

Maximum offering price per                 $15.01
share (100/97.00 of $14.56)

STATEMENT OF OPERATIONS
                                             SIX MONTHS ENDED APRIL 30,
                                             1999 (UNAUDITED)

INVESTMENT INCOME                              $ 79,132
Dividends

Special Dividend from RWE AG                    32,630

Interest                                        11,959

                                                123,721

Less foreign taxes withheld                     (10,988)

 TOTAL INCOME                                   112,733

EXPENSES

Management fee                   $ 106,411

Transfer agent fees               51,751

Accounting fees and expenses      30,356

Non-interested trustees'          53
compensation

Custodian fees and expenses       28,314

Registration fees                 9,116

Audit                             15,507

Legal                             72

Miscellaneous                     3

 Total expenses before            241,583
reductions

 Expense reductions               (21,626)      219,957

NET INVESTMENT INCOME (LOSS)                    (107,224)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (1,939,905)

 Foreign currency transactions    4,546         (1,935,359)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,548,924

 Assets and liabilities in        (4,133)       1,544,791
foreign currencies

NET GAIN (LOSS)                                 (390,568)

NET INCREASE (DECREASE) IN                     $ (497,792)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 30,304
charges paid to FDC

 Sales charges - Retained by                   $ 30,304
FDC

Expense reductions Directed                    $ 21,626
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (107,224)                 $ 48,103
income (loss)

 Net realized gain (loss)         (1,935,359)                 (3,233,307)

 Change in net unrealized         1,544,791                   827,872
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (497,792)                   (2,357,332)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                           (6,803)
From net investment income

 From net realized gain           -                           (1,168,956)

 TOTAL DISTRIBUTIONS              -                           (1,175,759)

Share transactions Net            9,396,961                   46,714,688
proceeds from sales of shares

 Reinvestment of distributions    -                           1,171,719

 Cost of shares redeemed          (23,071,131)                (22,470,888)

 NET INCREASE (DECREASE) IN       (13,674,170)                25,415,519
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   67,183                      180,382

  TOTAL INCREASE (DECREASE)       (14,104,779)                22,062,810
IN NET ASSETS

NET ASSETS

 Beginning of period              34,795,043                  12,732,233

 End of period (including        $ 20,690,264                $ 34,795,043
undistributed net investment
income (loss) of $(107,224)
and $16,792, respectively)

OTHER INFORMATION
Shares

 Sold                             616,324                     2,771,374

 Issued in reinvestment of        -                           93,141
distributions

 Redeemed                         (1,547,076)                 (1,474,029)

 Net increase (decrease)          (930,752)                   1,390,486


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1998                     1997      1996 G

Net asset value, beginning of    $ 14.79                          $ 13.24                  $ 11.34   $ 10.00
period

Income from Investment
Operations

Net investment income (loss)      (.06) D, K                       .03 D, E                 (.02) D   .01

Net realized and unrealized       (.21)                            2.65 F                   2.21      1.31
gain (loss)

Total from investment             (.27)                            2.68                     2.19      1.32
operations

Less Distributions

 From net investment income       -                                (.01) H                  (.01)     -

From net realized gain            -                                (1.24) H                 (.35)     -

Total distributions               -                                (1.25)                   (.36)     -

Redemption fees added to paid     .04                              .12                      .07       .02
in capital

Net asset value, end of period   $ 14.56                          $ 14.79                  $ 13.24   $ 11.34

TOTAL RETURN B, C                 (1.56)%                          22.81%                   20.47%    13.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 20,690                         $ 34,795                 $ 12,732  $ 7,178
(000 omitted)

Ratio of expenses to average      1.70% A                          1.76%                    2.00% I   2.00% I
net assets

Ratio of expenses to average      1.55% A, J                       1.74% J                  2.00%     2.00%
net assets after expense
reductions

Ratio of net investment           (.75)% A                         .20%                     (.18)%    .12%
income (loss) to average net
assets

Portfolio turnover rate           110% A                           139%                     120%      133%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.08 PER
SHARE.

F THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.

G FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.

H THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.

I FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

J FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

K INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
FROM RWE AG WHICH AMOUNTED
TO $.02 PER SHARE.

HONG KONG AND CHINA

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY HONG KONG AND CHINA   29.25%         19.79%       35.42%

FIDELITY HONG KONG AND CHINA   25.38%         16.19%       31.36%
 (INCL. 3.00% SALES CHARGE)

Hang Seng                      31.22%         30.01%       48.62%

China Region Funds Average     14.26%         2.35%        n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Hang Seng Index - a market capitalization-weighted index of the stocks of the 33 largest companies in the Hong Kong market. You can also compare the fund's performance to the China region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 28 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 1 YEAR  LIFE OF FUND

FIDELITY HONG KONG AND CHINA   19.79%       9.06%

FIDELITY HONG KONG AND CHINA   16.19%       8.11%
 (INCL. 3.00% SALES CHARGE)

Hang Seng                      30.01%       12.00%

China Region Funds Average     2.35%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             Hong Kong and China         Hang Seng
             00352                       EX004
  1995/11/01       9700.00                    10000.00
  1995/11/30       9729.10                    10055.31
  1995/12/31       9942.65                    10355.18
  1996/01/31      11136.94                    11707.43
  1996/02/29      11001.00                    11493.79
  1996/03/31      10787.39                    11344.61
  1996/04/30      10816.52                    11377.80
  1996/05/31      11156.36                    11717.22
  1996/06/30      11010.71                    11485.79
  1996/07/31      10738.84                    11172.35
  1996/08/31      11272.87                    11703.04
  1996/09/30      12010.80                    12513.71
  1996/10/31      12593.38                    13153.37
  1996/11/30      13962.44                    14151.17
  1996/12/31      14017.97                    14238.54
  1997/01/31      13741.76                    14107.81
  1997/02/28      13899.59                    14226.29
  1997/03/31      13021.62                    13329.79
  1997/04/30      13297.84                    13761.33
  1997/05/31      15320.13                    15770.49
  1997/06/30      15438.51                    16275.44
  1997/07/31      16888.65                    17575.67
  1997/08/31      15300.40                    15196.09
  1997/09/30      15921.89                    16236.25
  1997/10/31      10910.54                    11505.49
  1997/11/30      10999.32                    11431.72
  1997/12/31      10926.40                    11656.10
  1998/01/31       9716.76                    10104.22
  1998/02/28      11630.37                    12566.68
  1998/03/31      11858.41                    12638.18
  1998/04/30      10966.06                    11431.68
  1998/05/31       9617.61                     9866.13
  1998/06/30       9131.77                     9474.51
  1998/07/31       8655.85                     8841.87
  1998/08/31       7604.85                     8110.53
  1998/09/30       8507.12                     8789.59
  1998/10/31      10162.94                    11326.10
  1998/11/30      10470.30                    11606.20
  1998/12/31      10342.98                    11205.69
  1999/01/31       9729.16                    10599.24
  1999/02/28       9841.69                    10992.69
  1999/03/31      10864.74                    12198.25
  1999/04/30      13135.90                    14862.47
IMATRL PRASUN   SHR__CHT 19990430 19990511 085938 R00000000000045

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Hong Kong and China Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the charts shows, by April 30, 1999, the value of the investment would have grown to $13,136 - a 31.36% increase on the initial investment. For comparison, look at how the Hang Seng Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $14,862 - a 48.62% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

HONG KONG AND CHINA

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Joseph Tse)

An interview with Joseph Tse, Portfolio Manager of
Fidelity Hong Kong and China Fund

Q. HOW DID THE FUND PERFORM, JOSEPH?

A. For the six months that ended April 30, 1999, the fund returned 29.25%, compared to the 31.22% return of the Hang Seng Index, and the China region funds average of 14.26%, as tracked by Lipper Inc. For the one-year period that ended April 30, 1999, the fund returned 19.79%, compared to the Hang Seng Index return of 30.01% and the Lipper China region funds average return of 2.35%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S SLIGHT UNDERPERFORMANCE OF THE HANG SENG INDEX?

A. The fund's underweighting in Hong Kong Telecommunications relative to its benchmark negatively influenced performance. This stock was under pressure early in the period spurred by investors' fear of deregulation and the impact it would have on the former monopoly going forward. Contrary to this belief, the stock soared over 50% in the first quarter as the firm, with some help from Microsoft, announced its intention on becoming Hong Kong's one true Internet play. The fund added some of this stock in anticipation of the Internet euphoria, but not enough to keep pace with the index. Also detracting from relative performance was the fund's slight overweighting in property developers during the six-month period. After outperforming sharply in the fourth quarter, property shares slipped, rising at a slower rate than those of the broader market over the last four months of the period.

Q. WHAT WERE YOUR STRATEGIES TO BOOST FUND PERFORMANCE DURING THE
PERIOD?

A. Overall, much of the success can be attributed to astute security selection - sticking to the highest-quality companies in our universe. In doing so, I effectively increased the fund's correlation with the market to take advantage of its advances. Also important was avoiding bull market stocks, such as China "red chips" - Chinese-related companies that operate in Hong Kong. During the period, "red chips" were grounded, as bullish investors, who previously rallied around the companies' conglomeration efforts, turned bearish when they discovered that what they were buying really wasn't a good investment after all.

Q. SPECIFICALLY, WHICH HOLDINGS BENEFITED PERFORMANCE? WHICH HURT?

A. The fund underweighted utilities, which showed diminishing growth prospects in the face of de-regulation. In general, the rotation away from defensive positions, like utilities, into cyclical stocks helped the fund. Also, having good exposure to the red-hot banking sector was beneficial. HSBC, a global banking and financial services company, performed brilliantly over the six-month period. The fund had a sizable position in smaller banks, which did well, but could not outdeliver HSBC's solid gains. Like banks, real estate was a key contributor. Real estate stocks made a steady surge as industry leaders Sun Hung Kai Properties, Cheung Kong Holdings and Henderson Land Development continued to benefit from a favorable interest-rate environment and a stronger economy. On the downside, the higher quality small- to mid-sized companies in my universe dragged down relative performance. With a lower sensitivity to the swings of the market, these stocks generally underperform during a boom. Notable laggards included retailer Glorious Sun as well as Varitronix, a niche liquid crystal display manufacturer.

Q. HOW ABOUT MAINLAND CHINA? ARE YOU STILL CAUTIOUS OF INVESTING IN
THE REGION?

A. I prefer to invest in professionally managed Hong Kong companies, and thus maintain a very low exposure to China-company controlled shares. China holdings have never made up a significant percentage of the portfolio, due to the inherent policy risks and the fact that, on the whole, these companies have failed to meet the quality criteria necessary to warrant our consideration.

Q. WHAT'S YOUR OUTLOOK?

A. I am optimistic. We are at the early stages of an economic recovery, barring any unforeseen circumstances. Hong Kong is adjusting back to equilibrium, as interest rates have fallen steadily. I suspect we may hear more talk of China potentially depreciating its currency in 2000 as it struggles to compete with its neighbors over labor costs. Earnings have dropped significantly over the last two years, so if they stage a comeback over the next six to 12 months or so, we should expect big things from cyclical stocks. Overall, I feel that productivity will continue to drive companies' bottom lines. This should protect us in a downturn.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)
FUND FACTS

GOAL: long-term growth of capital by investing mainly in equity securities of Hong Kong and Chinese issuers

FUND NUMBER: 352

TRADING SYMBOL: FHKCX

START DATE: November 1, 1995

SIZE: as of April 30, 1999, more than $157 million

MANAGER: Joseph Tse, since inception;
director of research, Fidelity Investments
Management (Hong Kong), since 1994;
manager, Asian portion of various global
equity funds, since 1993; joined Fidelity in
1990

HONG KONG AND CHINA

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999
United States 5.6%
United Kingdom 13.2%
Taiwan 1.7%
Singapore 2.6%
Hong Kong 75.4%
Other 1.5%

Row: 1, Col: 1, Value: 75.40000000000001
Row: 1, Col: 2, Value: 1.5
Row: 1, Col: 3, Value: 2.6
Row: 1, Col: 4, Value: 1.7
Row: 1, Col: 5, Value: 13.2
Row: 1, Col: 6, Value: 5.6

AS OF OCTOBER 31, 1998

United States 13.2%
United Kingdom 4.9%
Taiwan 3.2%
Singapore 2.6%
Hong Kong 75.8%
Other 0.3%

Row: 1, Col: 1, Value: 75.0
Row: 1, Col: 2, Value: 1.1
Row: 1, Col: 3, Value: 2.6
Row: 1, Col: 4, Value: 3.2
Row: 1, Col: 5, Value: 4.9
Row: 1, Col: 6, Value: 13.2

ASSET ALLOCATION

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                        MONTHS AGO

Stocks                          94.4                     86.8

Short-term investments          5.6                      13.2

TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

HSBC Holdings PLC (Banks)       10.9                     4.9

Hutchison Whampoa Ltd.          9.2                      10.2
(Electrical Equipment)

Sun Hung Kai Properties Ltd.    7.4                      5.5
(Real Estate)

Cheung Kong Holdings Ltd.       6.6                      6.3
(Real Estate)

Henderson Land Development      4.4                      3.9
Co. Ltd. (Real Estate)

China Telecom (Hong Kong)       4.4                      3.5
Ltd. (Cellular)

Hong Kong Telecommunications    3.5                      4.6
Ltd. (Telephone Services)

Hong Kong & China Gas Co.       3.4                      4.9
Ltd. (Gas)

Johnson Electric Holdings       3.2                      7.8
Ltd. (Electrical Equipment)

Liu Chong Hing Bank Ltd.        2.3                      2.0
(Banks)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

CONSTRUCTION & REAL ESTATE      25.5                     19.0

FINANCE                         23.2                     7.9

UTILITIES                       15.8                     23.4

INDUSTRIAL MACHINERY &          12.6                     18.0
EQUIPMENT

TECHNOLOGY                      5.2                      6.9

MEDIA & LEISURE                 4.5                      3.2

TRANSPORTATION                  2.7                      1.8

HOLDING COMPANIES               2.2                      0.2

DURABLES                        1.5                      1.8

NONDURABLES                     0.7                      1.1


HONG KONG AND CHINA

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 94.4%

                                 SHARES                      VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
25.5%

BUILDING MATERIALS - 0.2%

Shui On Construction &            230,000                    $ 268,536
Materials Ltd.

REAL ESTATE - 25.3%

Amoy Properties Ltd.              1,026,000                   933,173

Cheung Kong Holdings Ltd.         1,157,000                   10,523,203

Great Eagle Holdings Ltd.         246,000                     358,624

Hang Lung Development Co.         600,000                     774,064
Ltd.

Henderson Investment Ltd.         566,000                     449,073

Henderson Land Development        1,150,000                   6,958,188
Co. Ltd.

HKR International Ltd.            916,800                     680,092

Hysan Development Ltd.            538,000                     829,422

New World Development Co.         1,378,738                   3,415,139
Ltd.

Sun Hung Kai Properties Ltd.      1,343,021                   11,781,950

Wharf Holdings Ltd.               1,389,000                   3,404,719

                                                              40,107,647

TOTAL CONSTRUCTION & REAL                                     40,376,183
ESTATE

DURABLES - 1.5%

TEXTILES & APPAREL - 1.5%

Glorious Sun Enterprises          10,848,000                  1,847,349

Yue Yuen Industrial Holdings      262,000                     577,993
Ltd.

                                                              2,425,342

FINANCE - 23.2%

BANKS - 22.1%

Bank of East Asia Ltd.            708,000                     1,721,749

Dah Sing Financial Holdings       456,000                     1,438,365
Ltd.

Dao Heng Bank Group Ltd.          740,000                     3,007,238

Hang Seng Bank Ltd.               228,000                     2,698,773

HSBC Holdings PLC                 456,676                     17,200,782

Liu Chong Hing Bank Ltd.          2,877,000                   3,563,170

Standard Chartered PLC            148,050                     2,680,836

Wing Hang Bank Ltd.               850,000                     2,598,919

                                                              34,909,832

INSURANCE - 0.4%

Axa China Region Ltd.             768,000                     589,527

SECURITIES INDUSTRY - 0.7%

Guoco Group Ltd.                  440,000                     1,160,838

TOTAL FINANCE                                                 36,660,197

HOLDING COMPANIES - 2.2%

First Pacific Co. Ltd.            302,000                     233,767

Jardine Matheson Holdings         159,000                     677,340
Ltd.

Jardine Strategic Holdings        474,000                     1,170,780
Ltd.

Wheelock & Co. Ltd.               1,228,000                   1,425,825

                                                              3,507,712



                                 SHARES                      VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 12.6%

ELECTRICAL EQUIPMENT - 12.6%

Chen Hsong Holdings Ltd.          2,804,000                  $ 311,101

Hutchison Whampoa Ltd.            1,625,000                   14,570,137

Johnson Electric Holdings         1,709,080                   5,104,331
Ltd.

                                                              19,985,569

MEDIA & LEISURE - 4.5%

BROADCASTING - 1.5%

APT Satellite Holdings Ltd.       208,000                     106,666
(a)

Asia Satellite                    232,000                     419,026
Telecommunications Holdings
Ltd.

Television Broadcasts Ltd.        440,000                     1,788,087

                                                              2,313,779

PUBLISHING - 1.6%

Singapore Press Holdings Ltd.     82,000                      1,208,726

South China Morning Post          2,143,000                   1,292,496
Holdings

                                                              2,501,222

RESTAURANTS - 1.4%

Cafe de Coral Holdings Ltd.       6,846,000                   2,252,177

TOTAL MEDIA & LEISURE                                         7,067,178

NONDURABLES - 0.7%

BEVERAGES - 0.7%

Vitasoy International             2,955,000                   1,067,434
Holdings Ltd.

RETAIL & WHOLESALE - 0.5%

APPAREL STORES - 0.5%

Giordano International Ltd.       1,740,000                   808,123

TECHNOLOGY - 5.2%

COMMUNICATIONS EQUIPMENT - 1.8%

Datacraft Asia Ltd.               409,000                     1,284,260

Singapore Telecommunications      834,000                     1,544,080
Ltd.

                                                              2,828,340

COMPUTERS & OFFICE EQUIPMENT
- 0.7%

Compal Electronics, Inc. (a)      88,360                      305,342

D-Link Corp. (a)                  226,000                     466,514

Hon Hai Precision Industry        60,000                      326,606
Co.

                                                              1,098,462

ELECTRONICS - 2.7%

ASM Pacific Technology Ltd.       956,000                     666,004

Phoenixtec Power Co. Ltd.         32,000                      57,248

Siliconware Precision             105,000                     187,844
Industries Co. Ltd.

Taiwan Semiconductor              202,000                     682,599
Manufacturing Co. Ltd.

Varitronix International Ltd.     1,172,000                   2,010,966

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Winbond Electronics Corp. (a)     321,000                    $ 349,468

Winbond Electronics Corp.         29,300                      300,325
sponsored GDR (a)(c)

                                                              4,254,454

TOTAL TECHNOLOGY                                              8,181,256

TRANSPORTATION - 2.7%

AIR TRANSPORTATION - 1.0%

Swire Pacific Ltd.:

Class A                           132,000                     740,779

Class B                           998,000                     849,767

                                                              1,590,546

SHIPPING - 0.5%

Shun Tak Holdings Ltd.            2,446,000                   828,345

TRUCKING & FREIGHT - 1.2%

New World Infrastructure Ltd.     645,200                     1,177,813
(a)

Shenzhen Expressway Co. Ltd.      3,104,000                   636,714
Class H

                                                              1,814,527

TOTAL TRANSPORTATION                                          4,233,418

UTILITIES - 15.8%

CELLULAR - 6.6%

Cable & Wireless Optus Ltd.       167,400                     376,414
(a)

China Telecom (Hong Kong)         3,006,000                   6,876,226
Ltd. (a)

Smartone Telecommunications       934,000                     3,235,315
Holdings Ltd.

                                                              10,487,955

ELECTRIC UTILITY - 1.3%

Beijing Datang Power              1,320,000                   395,934
Generation Co. Ltd.

CLP Holdings Ltd.                 181,000                     971,398

Hong Kong Electric Holdings       84,000                      267,671
Ltd. (a)

Huaneng Power International,      1,218,000                   412,479
Inc.  Class H

                                                              2,047,482

GAS - 3.4%

Hong Kong & China Gas Co.         3,827,800                   5,382,713
Ltd.

TELEPHONE SERVICES - 4.5%

Cable & Wireless PLC              63,500                      912,503

Hong Kong Telecommunications      2,078,708                   5,560,537
Ltd.

Telecom Corp. of New Zealand      129,900                     675,734
Ltd.

                                                              7,148,774

TOTAL UTILITIES                                               25,066,924

TOTAL COMMON STOCKS                                          149,379,336
(Cost $112,220,473)

CASH EQUIVALENTS - 5.6%

                                 SHARES                      VALUE (NOTE 1)

Taxable Central Cash Fund (b)     8,846,237                  $ 8,846,237
(Cost $8,846,237)

TOTAL INVESTMENT IN                                          $ 158,225,573
SECURITIES - 100%
(Cost $121,066,710)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $300,325 or 0.2% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $52,725,980 and $58,958,930, respectively.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $124,171,186. Net unrealized appreciation aggregated $34,054,387, of which $38,637,773 related to appreciated investment securities and $4,583,386 related to depreciated investment securities.

At October 31, 1998, the fund had a capital loss carryforward of approximately $55,966,000 all of which will expire on October 31, 2006.

STATEMENT OF ASSETS AND LIABILITIES
                                          APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 158,225,573
value  (cost $121,066,710) -
 See accompanying schedule

Foreign currency held at                    498,992
value  (cost $498,992)

Receivable for investments                  735,451
sold

Receivable for fund shares                  443,118
sold

Dividends receivable                        722,700

Interest receivable                         12,866

Redemption fees receivable                  1,092

 TOTAL ASSETS                               160,639,792

LIABILITIES

Payable to custodian bank      $ 10,930

Payable for investments         2,424,052
purchased

Payable for fund shares         417,535
redeemed

Accrued management fee          83,809

Other payables and accrued      100,404
expenses

 TOTAL LIABILITIES                          3,036,730

NET ASSETS                                 $ 157,603,062

Net Assets consist of:

Paid in capital                            $ 179,947,424

Undistributed net investment                849,206
income

Accumulated undistributed net               (60,350,701)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 37,157,133
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 12,270,272                 $ 157,603,062
shares outstanding

NET ASSET VALUE and                         $12.84
redemption price per share
($157,603,062 (divided by)
12,270,272 shares)

Maximum offering price per                  $13.24
share (100/97.00 of $12.84)

STATEMENT OF OPERATIONS
                                              SIX MONTHS ENDED APRIL 30,
                                              1999 (UNAUDITED)

INVESTMENT INCOME                             $ 1,817,784
Dividends

Interest (including income on                  450,020
securities loaned of
$324,121)

                                               2,267,804

Less foreign taxes withheld                    (39,101)

 TOTAL INCOME                                  2,228,703

EXPENSES

Management fee                   $ 477,235

Transfer agent fees               257,538

Accounting and security           45,233
lending fees

Non-interested trustees'          224
compensation

Custodian fees and expenses       64,090

Registration fees                 11,253

Audit                             25,188

Legal                             290

 Total expenses before            881,051
reductions

 Expense reductions               (15,526)     865,525

NET INVESTMENT INCOME                          1,363,178

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,833,096

 Foreign currency transactions    4,404        2,837,500

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            29,378,518

 Assets and liabilities in        (4,480)      29,374,038
foreign currencies

NET GAIN (LOSS)                                32,211,538

NET INCREASE (DECREASE) IN                    $ 33,574,716
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 65,858
charges paid to FDC

 Sales charges - Retained by                  $ 65,858
FDC

Expense Reductions                            $ 15,459
 Directed brokerage
arrangements

 Transfer agent credits                        67

                                              $ 15,526

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 1,363,178                 $ 4,741,212
income

 Net realized gain (loss)         2,837,500                   (61,779,009)

 Change in net unrealized         29,374,038                  41,852,376
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       33,574,716                  (15,185,421)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (4,312,559)                 (968,977)
from net investment income

Share transactions Net            35,782,690                  103,918,242
proceeds from sales of shares

 Reinvestment of distributions    4,182,802                   960,768

 Cost of shares redeemed          (52,664,035)                (125,865,511)

 NET INCREASE (DECREASE) IN       (12,698,543)                (20,986,501)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   215,629                     548,707

  TOTAL INCREASE (DECREASE)       16,779,243                  (36,592,192)
IN NET ASSETS

NET ASSETS

 Beginning of period              140,823,819                 177,416,011

 End of period (including        $ 157,603,062               $ 140,823,819
undistributed net investment
income of $849,206 and
$3,798,587, respectively)

OTHER INFORMATION
Shares

 Sold                             3,251,515                   10,103,475

 Issued in reinvestment of        415,738                     81,433
distributions

 Redeemed                         (5,140,354)                 (12,481,967)

 Net increase (decrease)          (1,473,101)                 (2,297,059)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1998                     1997       1996 F

Net asset value, beginning of    $ 10.25                          $ 11.06                  $ 12.97    $ 10.00
period

Income from Investment
Operations

Net investment income D           .11                              .31                      .17        .29

Net realized and unrealized       2.78                             (1.10)                   (1.95)     2.64
gain (loss)

Total from investment             2.89                             (.79)                    (1.78)     2.93
operations

Less Distributions

 From net investment income       (.32)                            (.06)                    (.14)      (.01)

From net realized gain            -                                -                        (.08)      -

Total distributions               (.32)                            (.06)                    (.22)      (.01)

Redemption fees added to paid     .02                              .04                      .09        .05
in capital

Net asset value, end of period   $ 12.84                          $ 10.25                  $ 11.06    $ 12.97

TOTAL RETURN B, C                 29.25%                           (6.85)%                  (13.36)%   29.83%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 157,603                        $ 140,824                $ 177,416  $ 109,880
(000 omitted)

Ratio of expenses to average      1.37% A                          1.41%                    1.31%      1.62%
net assets

Ratio of expenses to average      1.35% A, E                       1.40% E                  1.31%      1.62%
net assets after expense
reductions

Ratio of net investment           2.12% A                          3.07%                    1.18%      2.53%
income to average net assets

Portfolio turnover rate           85% A                            109%                     174%       118%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

F FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER
31,1996.


JAPAN

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY JAPAN                 35.75%         33.38%       4.91%         48.19%

FIDELITY JAPAN   (INCL. 3.00%  31.68%         29.37%       1.76%         43.74%
SALES CHARGE)

TOPIX                          26.62%         22.31%       -26.03%       6.42%

Japanese Funds Average         35.93%         29.94%       -14.04%       n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on September 15, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,100 stocks traded in the Japanese market. To measure how the fund's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 44 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY JAPAN                 33.38%       0.96%         6.12%

FIDELITY JAPAN   (INCL. 3.00%  29.37%       0.35%         5.63%
SALES CHARGE)

TOPIX                          22.31%       -5.85%        0.94%

Japanese Funds Average         29.94%       -3.37%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             Japan Fund                  TOPIX
             00350                       TK001
  1992/09/15       9700.00                    10000.00
  1992/09/30       9641.80                     9815.42
  1992/10/31       9544.80                     9336.12
  1992/11/30       9641.80                     9576.86
  1992/12/31       9661.20                     9437.20
  1993/01/31       9748.50                     9388.21
  1993/02/28      10301.40                     9815.57
  1993/03/31      11484.80                    11253.41
  1993/04/30      13036.80                    13170.39
  1993/05/31      13405.40                    13966.69
  1993/06/30      12610.00                    13389.70
  1993/07/31      13453.90                    14330.57
  1993/08/31      13686.70                    14650.81
  1993/09/30      13318.10                    13889.46
  1993/10/31      12949.50                    13636.41
  1993/11/30      11252.00                    11429.98
  1993/12/31      11637.09                    11715.04
  1994/01/31      13010.29                    13586.06
  1994/02/28      13621.71                    14249.19
  1994/03/31      13391.17                    13845.83
  1994/04/30      13701.90                    14386.73
  1994/05/31      14082.78                    14648.69
  1994/06/30      14934.77                    15465.45
  1994/07/31      14443.62                    14910.88
  1994/08/31      14393.51                    14947.34
  1994/09/30      14042.69                    14552.59
  1994/10/31      14303.30                    14937.45
  1994/11/30      13331.03                    14052.07
  1994/12/31      13552.55                    14299.84
  1995/01/31      12387.96                    13546.80
  1995/02/28      11810.82                    12780.10
  1995/03/31      12758.98                    13884.10
  1995/04/30      12913.57                    14548.67
  1995/05/31      12181.84                    13609.31
  1995/06/30      12016.94                    12960.37
  1995/07/31      12820.82                    13960.65
  1995/08/31      12769.29                    13417.71
  1995/09/30      12738.37                    13428.96
  1995/10/31      12449.80                    12721.44
  1995/11/30      12594.08                    13464.74
  1995/12/31      13263.98                    14067.55
  1996/01/31      13171.23                    13932.57
  1996/02/29      12810.51                    13709.11
  1996/03/31      13171.23                    14169.24
  1996/04/30      14016.33                    15121.58
  1996/05/31      13511.33                    14389.30
  1996/06/30      13748.37                    14458.38
  1996/07/31      13068.16                    13756.75
  1996/08/31      12573.47                    13177.79
  1996/09/30      12862.04                    13557.37
  1996/10/31      12037.55                    12655.38
  1996/11/30      12336.43                    12756.39
  1996/12/31      11779.52                    11779.59
  1997/01/31      10892.44                    10516.37
  1997/02/28      11181.26                    10724.66
  1997/03/31      10995.59                    10331.19
  1997/04/30      11542.28                    10584.92
  1997/05/31      12872.89                    11901.06
  1997/06/30      13574.29                    12672.60
  1997/07/31      13935.31                    12178.72
  1997/08/31      12295.26                    11093.36
  1997/09/30      12439.66                    10753.27
  1997/10/31      11449.44                     9937.19
  1997/11/30      11036.85                     9188.53
  1997/12/31      10515.02                     8470.67
  1998/01/31      11186.63                     9376.43
  1998/02/28      11008.24                     9454.41
  1998/03/31      10305.14                     8817.25
  1998/04/30      10777.37                     8701.22
  1998/05/31      10441.56                     8293.03
  1998/06/30      10462.55                     8346.71
  1998/07/31      10724.90                     8236.34
  1998/08/31       9633.52                     7389.77
  1998/09/30       9738.46                     7235.42
  1998/10/31      10588.47                     8404.64
  1998/11/30      11312.56                     8804.35
  1998/12/31      11890.92                     9128.11
  1999/01/31      11796.21                     9173.65
  1999/02/28      11722.55                     8955.23
  1999/03/31      13469.36                    10158.76
  1999/04/30      14374.33                    10642.34
IMATRL PRASUN   SHR__CHT 19990430 19990514 100830 R00000000000083

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on September 15, 1992, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1999, the value of the investment would have grown to $14,374 - a 43.74% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $10,642 - a 6.42% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

JAPAN

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Brenda Reed)

NOTE TO SHAREHOLDERS: Brenda Reed became Portfolio Manager of Fidelity Japan Fund on December 31, 1998.

Q. HOW DID THE FUND PERFORM, BRENDA?

A. The fund did well. For the six months that ended April 30, 1999, the fund had a total return of 35.75%. That substantially bettered the 26.62% return of the Tokyo Stock Exchange Index (TOPIX) but slightly trailed the 35.93% of the Japanese funds average monitored by Lipper Inc. For the 12 months that ended April 30, 1999, the fund returned 33.38%, compared to 22.31% and 29.94%, respectively, for the index and the average.

Q. WHY DID THE FUND OUTPERFORM THE INDEX?

A. For one thing, the fund owned a number of stocks that benefited substantially from the restructuring occurring in many Japanese industries. A second factor was the fund's overweighting in the strong telecommunications sector. Favorable stock selection in the telecom sector also played a part. Finally, I'd mention the fund's relatively heavy emphasis on small- and mid-capitalization stocks, which were even stronger than the large-cap shares. It's also worth noting that the fund's high absolute returns were attributable in part to a stable yen. Currency fluctuation is one factor that tends to make foreign investments riskier than those that are U.S.-based.

Q. WHY IS RESTRUCTURING SUCH AN IMPORTANT TREND IN JAPAN NOW?

A. After years of operating in a fairly protected environment, Japanese businesspeople are being told by their government that they must compete effectively or go out of business. The biggest problems, of course, are in the troubled financial sector, where most banks are still in the process of recovering from a huge backlog of bad real estate loans. These problems have been exacerbated because the Japanese economy has been extremely depressed for the past several years. This has made it difficult for companies in most industries to grow their way out of their problems. The other ways to improve performance are to cut unnecessary costs, improve economies of scale through mergers and acquisitions, close down unprofitable business lines and increase productivity through investments in technology - in other words, restructuring.

Q. SPEAKING OF THE FINANCE SECTOR, THE FUND'S FINANCE COMPONENT
INCREASED FROM 11.0% IN THE LAST REPORT TO 17.4% AT THE END OF THE PERIOD. WHY THE BIG INCREASE?

A. When I began managing the fund at the end of 1998, one of the decisions I made was to keep the fund's sector allocations closer to those of the index. Although the fund had some non-bank finance holdings, it owned virtually no bank stocks when I took over. I bought enough bank stock to bring the fund's weighting in that area more in line with that of the index. Beyond that, however, the restructuring going on in the banking industry indicated to me that some banks were genuinely worthy investments. I tried to concentrate on the most progressive banks at the forefront of the restructuring movement.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. Hikari Tsushin helped the fund's performance. The stock is a play on the exploding market for cellular communications in Japan. Earnings were strong because the company opened a lot of new stores and sales at existing stores were robust. Sony Music Entertainment, a publicly traded subsidiary of Sony Corp., benefited from the parent company's restructuring plans, which included a lucrative buyout offer for Sony Music Entertainment.

Q. WHAT STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

A. Riso Kagaku was a laggard in the portfolio. The company makes risographs, an industrial printer designed for large printing runs. The stock suffered from earnings downgrades as business from Southeast Asia and Latin America fell off. On the positive side, the company has a great balance sheet and healthy cash flow, together with a competitive new product line. Since the stock was modestly valued, I decided to maintain the position.

Q. WHAT'S YOUR OUTLOOK, BRENDA?

A. With a surging stock market, concrete government initiatives designed to help the most troubled parts of the economy and a flurry of announced corporate restructurings, things are looking up for Japan. However, the sustainability of the rally in Japanese stocks will depend to a large extent on whether companies follow through on the changes they have promised. Backed by the largest equity research department in Tokyo, the fund is well positioned to make informed decisions about which companies are taking the mandate for change seriously.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)
FUND FACTS

GOAL: long-term growth of capital by investing mainly in equity securities of Japanese issuers

FUND NUMBER: 350

TRADING SYMBOL: FJPNX

START DATE: September 15, 1992

SIZE: as of April 30, 1999, more than $370 million

MANAGER: Brenda Reed, since December 1998;
associate manager, Japan Fund,
October-December 1998; manager, Fidelity Select
Automotive Portfolio, 1994-1996; Fidelity Select
Air Transportation Portfolio, 1993-1994; joined
Fidelity in 1992

JAPAN

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999

United States 4.8%
Japan 95.2%
Row: 1, Col: 1, Value: 95.2
Row: 1, Col: 2, Value: 4.8

AS OF OCTOBER 31,1998

United States 9.6%
Japan 90.4%
Row: 1, Col: 1, Value: 90.40000000000001
Row: 1, Col: 2, Value: 9.6

ASSET ALLOCATION

                                % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                         MONTHS AGO

Stocks                           94.5                     90.4

Bonds                            1.6                      1.1

Short-term investments           3.9                      8.5

TOP TEN STOCKS AS OF APRIL
30, 1999

                                % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                         THESE STOCKS 6 MONTHS AGO

NTT Mobile Communication         2.8                      1.3
Network, Inc. (Cellular)

Toyota Motor Corp.  (Autos,      2.8                      3.2
Tires, & Accessories)

Bank of Tokyo-Mitsubishi Ltd.    2.8                      0.5
(Banks)

Takeda Chemical Industries       2.5                      2.5
Ltd. (Drugs & Pharmaceuticals)

Honda Motor Co. Ltd.  (Autos,    2.3                      1.7
Tires, & Accessories)

Shohkoh Fund & Co. Ltd.          2.2                      1.6
(Credit & Other Finance)

Sanwa Bank Ltd. AG (Banks)       2.1                      0.0

Matsushita Electric              2.0                      1.7
Industrial Co. Ltd.
(Consumer Electronics)

Takefuji Corp.  (Credit &        2.0                      1.6
Other Finance)

Ito-Yokado Co. Ltd.  (General    1.9                      2.2
Merchandise Stores)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                                % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                         THESE MARKET SECTORS 6
                                                         MONTHS AGO

TECHNOLOGY                       23.0                     25.5

FINANCE                          17.4                     11.0

DURABLES                         13.3                     15.8

UTILITIES                        7.8                      3.8

HEALTH                           7.3                      8.6

INDUSTRIAL MACHINERY  &          6.6                      7.9
EQUIPMENT

NONDURABLES                      5.2                      1.8

BASIC INDUSTRIES                 4.8                      2.0

RETAIL & WHOLESALE               4.5                      3.7

SERVICES                         3.4                      5.9


JAPAN

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 94.5%

                                 SHARES                  VALUE (NOTE 1)

BASIC INDUSTRIES - 4.8%

CHEMICALS & PLASTICS - 2.7%

Asahi Chemical Industry Co.       280,000                $ 1,630,089
Ltd.

Nippon Zeon Co. Ltd.              280,000                 1,857,597

Shin-Etsu Chemical Co. Ltd.       210,000                 6,684,536

                                                          10,172,222

IRON & STEEL - 0.5%

Nippon Steel Corp.                800,000                 1,795,946

METALS & MINING - 1.0%

Fujikura Ltd.                     250,000                 1,302,563

Furukawa Electric Co. Ltd.        600,000                 2,623,555

                                                          3,926,118

PAPER & FOREST PRODUCTS - 0.6%

Oji Paper Co. Ltd.                400,000                 2,395,711

TOTAL BASIC INDUSTRIES                                    18,289,997

CONSTRUCTION & REAL ESTATE -
1.2%

CONSTRUCTION - 0.3%

Sumitomo Forestry Co. Ltd.        150,000                 1,118,278

ENGINEERING - 0.6%

Nippon Computer Systems Corp.     175,000                 2,448,065

REAL ESTATE - 0.3%

Meiwa Estate Co. Ltd.             30,000                  952,421

TOTAL CONSTRUCTION & REAL                                 4,518,764
ESTATE

DURABLES - 13.3%

AUTOS, TIRES, & ACCESSORIES -
7.2%

Bridgestone Corp.                 110,000                 2,948,567

Fuji Heavy Industries Ltd.        250,000                 1,675,322

Hino Motors Ltd.                  570,000                 2,716,787

Honda Motor Co. Ltd.              193,000                 8,528,187

NGK Spark Plug Co. Ltd.           85,000                  893,575

Toyota Motor Corp.                370,000                 10,591,249

                                                          27,353,687

CONSUMER DURABLES - 1.0%

Sankyo Co. Ltd. (Gunma)           110,000                 3,814,709

CONSUMER ELECTRONICS - 4.7%

Citizen Watch Co. Ltd.            343,000                 2,844,446

Matsushita Electric               401,000                 7,624,979
Industrial Co. Ltd.

Sharp Corp.                       145,000                 1,700,452

Sony Corp.                        58,700                  5,429,750

                                                          17,599,627

HOME FURNISHINGS - 0.4%

Otsuka Kagu Ltd.                  12,000                  1,507,790

TOTAL DURABLES                                            50,275,813



                                 SHARES                  VALUE (NOTE 1)

FINANCE - 15.8%

BANKS - 6.3%

Bank of Tokyo-Mitsubishi Ltd.     700,000                $ 10,331,713

Fuji Bank Ltd.                    400,000                 3,122,801

Mitsubishi Trust & Banking        200,000                 2,194,672
Corp.

Sanwa Bank Ltd. AG                698,000                 7,834,813

                                                          23,483,999

CREDIT & OTHER FINANCE - 8.2%

Acom Co. Ltd.                     71,000                  5,322,918

Aeon Credit Service Ltd.          66,000                  5,694,421

Aiful Corp.                       32,400                  2,651,600

Shohkoh Fund & Co. Ltd.           14,000                  8,209,080

Takefuji Corp.                    90,000                  7,463,561

Takefuji Corp. (c)                20,000                  1,658,569

                                                          31,000,149

SECURITIES INDUSTRY - 1.3%

Daiwa Securities Co. Ltd.         390,000                 2,384,821

Nikko Securities Co. Ltd.         450,000                 2,582,091

                                                          4,966,912

TOTAL FINANCE                                             59,451,060

HEALTH - 7.3%

DRUGS & PHARMACEUTICALS - 4.2%

Banyu Pharmaceutical Co. Ltd.     360,000                 6,634,278

Takeda Chemical Industries        215,000                 9,347,043
Ltd.

                                                          15,981,321

MEDICAL EQUIPMENT & SUPPLIES
- 3.1%

Hoya Corp.                        94,000                  4,921,260

Kawasumi Laboratories, Inc.       95,000                  1,639,303

Terumo Corp.                      230,000                 5,009,214

                                                          11,569,777

TOTAL HEALTH                                              27,551,098

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.6%

ELECTRICAL EQUIPMENT - 3.0%

Mitsubishi Electric Corp.         600,000                 2,095,828

NGK Insulators Ltd.               300,000                 3,656,391

Omron Corp.                       420,000                 5,787,401

                                                          11,539,620

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.6%

Daifuku Co. Ltd.                  206,000                 1,389,094

Fuji Machine Manufacturing        140,000                 4,995,811
Co. Ltd.

Max Co. Ltd.                      150,000                 1,698,777

THK Co. Ltd.                      310,000                 5,375,272

                                                          13,458,954

TOTAL INDUSTRIAL MACHINERY &                              24,998,574
EQUIPMENT

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

MEDIA & LEISURE - 1.6%

ENTERTAINMENT - 1.2%

Avex, Inc.                        7,500                  $ 691,071

Sony Music Entertainment Ltd.     50,800                  3,702,127

                                                          4,393,198

LEISURE DURABLES & TOYS - 0.4%

Shimano, Inc.                     67,000                  1,706,148

TOTAL MEDIA & LEISURE                                     6,099,346

NONDURABLES - 5.2%

BEVERAGES - 2.9%

Fuji Coca-Cola Bottling Co.       100,000                 1,382,141
Ltd.

Ito En Ltd.                       50,000                  3,451,164

Kinki Coca-Cola Bottling Co.      104,000                 1,472,273
Ltd.

Kita Kyushu Coca-Cola             60,000                  2,925,113
Bottling Co. Ltd.

Mikuni Coca-Cola Bottling Co.     80,000                  1,675,322
Ltd.

                                                          10,906,013

HOUSEHOLD PRODUCTS - 1.6%

Kao Corp.                         170,000                 4,314,793

Uni-Charm Corp.                   37,000                  1,676,746

                                                          5,991,539

TOBACCO - 0.7%

Japan Tobacco, Inc.               270                     2,714,022

TOTAL NONDURABLES                                         19,611,574

RETAIL & WHOLESALE - 4.5%

APPAREL STORES - 0.8%

World Co. Ltd.                    55,000                  3,045,317

GENERAL MERCHANDISE STORES -
2.1%

Ito-Yokado Co. Ltd.               116,000                 7,122,466

Seiyu Ltd. (a)                    165,000                 988,231

                                                          8,110,697

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.6%

Don Quijote Co. Ltd.              11,000                  2,561,568

Paris Miki, Inc.                  50,490                  1,683,282

Senshukai Co. Ltd.                150,000                 1,647,261

                                                          5,892,111

TOTAL RETAIL & WHOLESALE                                  17,048,125

SERVICES - 3.4%

PRINTING - 1.5%

Dai Nippon Printing Co. Ltd.      150,000                 2,377,282

Riso Kagaku Corp.                 32,600                  1,556,542

Toppan Forms Co. Ltd.             90,000                  1,711,342

                                                          5,645,166



                                 SHARES                  VALUE (NOTE 1)

SERVICES - 1.9%

Benesse Corp.                     60,000                 $ 5,005,863

Nippon System Development Co.     45,000                  2,299,380

                                                          7,305,243

TOTAL SERVICES                                            12,950,409

TECHNOLOGY - 23.0%

COMMUNICATIONS EQUIPMENT - 2.3%

Matsushita Communication          40,000                  2,871,503
Industrial Co. Ltd.

NEC Corp.                         480,000                 5,733,623

                                                          8,605,126

COMPUTER SERVICES & SOFTWARE
- 3.4%

Fuji Soft ABC, Inc.               30,100                  1,830,508

Hitachi Information Systems,      165,000                 2,099,472
Ltd.

Konami Co. Ltd.                   100,000                 3,518,177

Oracle Corp. Japan                13,000                  1,589,881

Square Co. Ltd.                   60,000                  2,161,166

Trend Micro, Inc. (a)             13,000                  1,720,556

                                                          12,919,760

COMPUTERS & OFFICE EQUIPMENT
- 4.6%

Canon, Inc.                       77,000                  1,883,397

Fujitsu Support & Service,        14,000                  1,712,180
Inc.

Hitachi Ltd.                      550,000                 4,015,000

Nidec Corp.                       23,000                  2,986,262

Ricoh Co. Ltd.                    245,000                 2,360,110

Softbank Corp.                    33,000                  4,392,444

                                                          17,349,393

ELECTRONIC INSTRUMENTS - 1.5%

Anritsu Corp.                     150,000                 1,341,933

Dainippon Screen                  313,000                 1,520,690
Manufacturing Co. Ltd.

Tokyo Seimitsu Co. Ltd.           50,000                  2,768,470

                                                          5,631,093

ELECTRONICS - 9.5%

Alps Electric Co. Ltd.            100,000                 1,696,264

Futaba Corp.                      40,000                  1,688,725

Hirose Electric Co. Ltd.          69,000                  6,415,647

Kyocera Corp.                     43,000                  2,553,778

Minebea Co. Ltd.                  129,000                 1,248,073

Mitsumi Electric Co. Ltd.         120,000                 2,291,841

Nichicon Corp.                    446,000                 5,884,151

Nitto Denko Corp.                 145,000                 2,757,162

Rohm Co. Ltd.                     41,000                  4,945,552

TDK Corp.                         64,000                  4,841,012

Toko, Inc.                        300,000                 1,517,842

                                                          35,840,047

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

PHOTOGRAPHIC EQUIPMENT - 1.7%

Fuji Photo Film Co. Ltd.          128,000                $ 4,835,651

Noritsu Koki Co. Ltd.             45,000                  1,485,173

                                                          6,320,824

TOTAL TECHNOLOGY                                          86,666,243

UTILITIES - 7.8%

CELLULAR - 6.1%

Hikari Tsushin, Inc.              25,000                  5,235,383

NTT Mobile Communication          182                     10,671,802
Network, Inc. (a)

NTT Mobile Communication          118                     6,919,082
Network, Inc. (c)

                                                          22,826,267

TELEPHONE SERVICES - 1.7%

DDI Corp.                         600                     2,980,399

Japan Telecom Co. Ltd.            50                      707,824

Kokusai Denshin Denwa             45,000                  2,729,100

                                                          6,417,323

TOTAL UTILITIES                                           29,243,590

TOTAL COMMON STOCKS                                       356,704,593
(Cost $265,553,702)


CORPORATE BONDS - 1.6%

MOODY'S RATINGS (UNAUDITED)                 PRINCIPAL AMOUNT

CONVERTIBLE BONDS - 0.7%

FINANCE - 0.7%

SECURITIES INDUSTRY - 0.7%

Kokusai Securities Co. Ltd.     -      JPY   190,000,000                   2,482,828
1.25% 9/30/13

NONCONVERTIBLE BONDS - 0.9%

FINANCE - 0.9%

CREDIT & OTHER FINANCE - 0.9%

SB Treasury Co. LLC 9.4%        Baa2         3,314,000                     3,326,428
12/29/49 (c)(d)

TOTAL CORPORATE BONDS                                                      5,809,256
(Cost $4,563,687)


CASH EQUIVALENTS - 3.9%

                                SHARES

Taxable Central Cash Fund (b)   14,818,328                  14,818,328
(Cost $14,818,328)

TOTAL INVESTMENT IN                                         $ 377,332,177
SECURITIES - 100%
(Cost $284,935,717)

CURRENCY ABBREVIATIONS

JPY                     -   Japanese yen

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $11,904,079 or 3.2% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $163,091,293 and $132,288,255, respectively.

The fund participated in the bank borrowing program. The average daily balances during the period for which loans were outstanding amounted to $3,662,200. The weighted average interest rate was 5.07%.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $285,246,534. Net unrealized appreciation aggregated $92,085,643, of which $96,851,298 related to appreciated investment securities and $4,765,655 related to depreciated investment securities.

At October 31, 1998, the fund had a capital loss carryforward of approximately $86,198,000 of which $31,995,00, $20,273,000 and
$33,930,00 will expire on October 31, 2003, 2005 and 2006,
respectively.

JAPAN

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                             APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 377,332,177
value  (cost $284,935,717) -
 See accompanying schedule

Receivable for investments                    2,201,723
sold

Receivable for fund shares                    1,504,991
sold

Dividends receivable                          747,748

Interest receivable                           168,759

Redemption fees receivable                    1,234

 TOTAL ASSETS                                 381,956,632

LIABILITIES

Payable for investments        $ 10,349,324
purchased

Payable for fund shares         643,577
redeemed

Accrued management fee          263,649

Other payables and accrued      144,134
expenses

 TOTAL LIABILITIES                            11,400,684

NET ASSETS                                   $ 370,555,948

Net Assets consist of:

Paid in capital                              $ 369,435,182

Distributions in excess of                    (6,219,300)
net investment income

Accumulated undistributed net                 (85,024,475)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   92,364,541
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 27,125,560                   $ 370,555,948
shares outstanding

NET ASSET VALUE and                           $13.66
redemption price per share
($370,555,948 (divided by)
27,125,560 shares)

Maximum offering price per                    $14.08
share (100/97.00 of $13.66)

STATEMENT OF OPERATIONS
                                              SIX MONTHS ENDED APRIL 30,
                                              1999 (UNAUDITED)

INVESTMENT INCOME                             $ 678,755
Dividends

Interest                                       793,102

                                               1,471,857

Less foreign taxes withheld                    (140,260)

 TOTAL INCOME                                  1,331,597

EXPENSES

Management fee Basic fee         $ 1,128,249

 Performance adjustment           295,686

Transfer agent fees               434,268

Accounting fees and expenses      95,200

Non-interested trustees'          584
compensation

Custodian fees and expenses       54,406

Registration fees                 15,721

Audit                             6,846

Legal                             591

Interest                          5,154

 Total expenses before            2,036,705
reductions

 Expense reductions               (9,483)      2,027,222

NET INVESTMENT INCOME (LOSS)                   (695,625)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,449,940

 Foreign currency transactions    (214,469)    2,235,471

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            89,036,410

 Assets and liabilities in        (108,333)    88,928,077
foreign currencies

NET GAIN (LOSS)                                91,163,548

NET INCREASE (DECREASE) IN                    $ 90,467,923
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 485,040
charges paid to FDC

 Sales charges - Retained by                  $ 485,040
FDC

Expense reductions Directed                   $ 6,991
brokerage arrangements

 Custodian credits                             1,536

 Transfer agent credits                        956

                                              $ 9,483

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (695,625)                 $ (886,023)
income (loss)

 Net realized gain (loss)         2,235,471                   (33,687,055)

 Change in net unrealized         88,928,077                  15,140,754
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       90,467,923                  (19,432,324)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (833,682)                   (3,904,278)
in excess of net investment
income

Share transactions Net            135,022,082                 166,701,599
proceeds from sales of shares

 Reinvestment of distributions    804,286                     3,837,897

 Cost of shares redeemed          (120,560,855)               (137,739,104)

 NET INCREASE (DECREASE) IN       15,265,513                  32,800,392
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   261,679                     375,918

  TOTAL INCREASE (DECREASE)       105,161,433                 9,839,708
IN NET ASSETS

NET ASSETS

 Beginning of period              265,394,515                 255,554,807

 End of period (including        $ 370,555,948               $ 265,394,515
distributions in excess of
net investment income of
$6,219,300 and $4,689,993,
respectively)

OTHER INFORMATION
Shares

 Sold                             11,260,453                  16,601,342

 Issued in reinvestment of        73,856                      370,453
distributions

 Redeemed                         (10,521,594)                (13,676,838)

 Net increase (decrease)          812,715                     3,294,957


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1998                     1997       1996       1995

Net asset value, beginning of    $ 10.09                          $ 11.10                  $ 11.68    $ 12.08    $ 14.27
period

Income from Investment
Operations

Net investment income (loss)      (.03) D                          (.04) D                  (.06) D    (.02) D    (.02)

Net realized and unrealized       3.62                             (.81)                    (.55)      (.40)      (1.89)
gain (loss)

Total from investment             3.59                             (.85)                    (.61)      (.42)      (1.91)
operations

Less Distributions

In excess of net investment       (.03)                            (.18)                    (.01)      -          -
income

From net realized gain            -                                -                        -          -          (.36)

Total distributions               (.03)                            (.18)                    (.01)      -          (.36)

Redemption fees added to paid     .01                              .02                      .04        .02        .08
in capital

Net asset value, end of period   $ 13.66                          $ 10.09                  $ 11.10    $ 11.68    $ 12.08

TOTAL RETURN B, C                 35.75%                           (7.52)%                  (4.89)%    (3.31)%    (12.96)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 370,556                        $ 265,395                $ 255,555  $ 290,495  $ 343,981
(000 omitted)

Ratio of expenses to average      1.34% A                          1.49%                    1.42%      1.15%      1.15%
net assets

Ratio of expenses to average      1.34% A                          1.48% E                  1.40% E    1.14% E    1.15%
net assets after  expense
reductions

Ratio of net investment           (.46)% A                         (.37)%                   (.54)%     (.12)%     (.06)%
income (loss) to average net
assets

Portfolio turnover rate           91% A                            62%                      70%        83%        86%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.





SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 13.35
period

Income from Investment
Operations

Net investment income (loss)      (.04) D

Net realized and unrealized       1.31
gain (loss)

Total from investment             1.27
operations

Less Distributions

In excess of net investment       -
income

From net realized gain            (.39)

Total distributions               (.39)

Redemption fees added to paid     .04
in capital

Net asset value, end of period   $ 14.27

TOTAL RETURN B, C                 10.45%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 469,639
(000 omitted)

Ratio of expenses to average      1.42%
net assets

Ratio of expenses to average      1.42%
net assets after  expense
reductions

Ratio of net investment           (.32)%
income (loss) to average net
assets

Portfolio turnover rate           153%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


JAPAN SMALL COMPANIES

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999    PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY JAPAN SMALL COMPANIES  88.19%         87.56%       13.84%

FIDELITY JAPAN SMALL            82.54%         81.94%       10.43%
COMPANIES  (INCL. 3.00%
SALES CHARGE)

TOPIX Second Section            62.11%         51.04%       -16.49%

Japanese Funds Average          35.93%         29.94%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Second Section Stock Index (TOPIX Second Section) - a market capitalization-weighted index that reflects the performance of the smaller, less established and newly listed companies of the Tokyo Stock Exchange. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. the past six months average represents a peer group of 44 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999      PAST 1 YEAR  LIFE OF FUND

FIDELITY JAPAN SMALL COMPANIES    87.56%       3.78%

FIDELITY JAPAN SMALL              81.94%       2.88%
COMPANIES  (INCL. 3.00%
SALES CHARGE)

TOPIX Second Section              51.04%       -5.02%

Japanese Funds Average            29.94%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             Japan Small Companies       TOPIX 2nd Section Index
             00360                       EX005
  1995/11/01       9700.00                    10000.00
  1995/11/30       9661.20                    10335.33
  1995/12/31      10262.60                    10975.96
  1996/01/31      10107.40                    10804.92
  1996/02/29       9894.00                    10597.01
  1996/03/31      10272.30                    10646.28
  1996/04/30      11028.90                    11708.81
  1996/05/31      10602.10                    11395.42
  1996/06/30      10679.70                    11315.66
  1996/07/31      10185.00                    10994.68
  1996/08/31       9709.70                    10749.69
  1996/09/30       9632.10                    10480.50
  1996/10/31       8856.10                     9863.12
  1996/11/30       8477.80                     9534.70
  1996/12/31       7738.69                     8704.07
  1997/01/31       7036.95                     7918.69
  1997/02/28       7027.20                     7943.57
  1997/03/31       6637.34                     7373.48
  1997/04/30       6666.58                     7289.86
  1997/05/31       7748.44                     8537.79
  1997/06/30       8099.31                     8954.32
  1997/07/31       7797.17                     8282.33
  1997/08/31       6773.79                     7335.82
  1997/09/30       6471.65                     6623.67
  1997/10/31       6305.96                     6488.83
  1997/11/30       5643.20                     5546.61
  1997/12/31       5389.64                     5109.59
  1998/01/31       5946.18                     5889.51
  1998/02/28       5985.23                     6039.62
  1998/03/31       5467.75                     5636.64
  1998/04/30       5887.60                     5528.93
  1998/05/31       5770.43                     5257.19
  1998/06/30       5721.61                     5270.87
  1998/07/31       5926.65                     5282.13
  1998/08/31       5311.53                     4839.95
  1998/09/30       5243.18                     4632.10
  1998/10/31       5868.07                     5151.68
  1998/11/30       6356.26                     5552.29
  1998/12/31       7069.02                     5866.27
  1999/01/31       7537.68                     5940.63
  1999/02/28       8221.15                     6193.52
  1999/03/31      10027.46                     7536.45
  1999/04/30      11042.90                     8351.16
IMATRL PRASUN   SHR__CHT 19990430 19990514 091936 R00000000000045

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Japan Small Companies Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1999, the value of the investment would have been $11,043 - a 10.43% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Second Section Stock Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $8,351 - a 16.49% decrease.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

JAPAN SMALL COMPANIES

FUND TALK: THE MANAGER'S OVERVIEW


(photograph of Kenichi Mizushita)

An interview with Kenichi Mizushita, Portfolio Manager of Fidelity Japan Small Companies Fund

Q. HOW DID THE FUND PERFORM, KENICHI?

A. For the six months that ended April 30, 1999, the fund returned 88.19%, outperforming the Japanese funds average - mainly large-cap-oriented funds - which returned 35.93%, according to Lipper Inc. The fund also outperformed the Tokyo Stock Exchange Second Section Stock Price Index, which returned 62.11% during the same period. For the 12 months that ended April 30, 1999, the fund returned 87.56%, compared to the Second Section Stock index's return of 51.04% and the Japanese funds average return of 29.94%.

Q. HOW DID YOU MANAGE TO OUTPERFORM THE INDEX AND THE FUND'S PEER
GROUP BY SUCH A WIDE MARGIN?

A. I focused on the two ends of the small company spectrum. First, within the Second Section index - the fund's benchmark - I focused on larger companies, which outperformed smaller companies in the index during the period as more conservative investors sought out the perceived safety of larger, more established companies. Second, relative to its peer group, the fund held stocks of many OTC companies, which are even smaller than the companies in the Second
Section index. OTC stocks outperformed most other equities during the period, boosted by the government's credit guarantee for small businesses and the return of individual investors to the equity markets.

Q. HOW DID JAPAN'S NEW GOVERNMENT PLAY A PART IN THE MARKET'S
RECOVERY?

A. The credit crunch, a major concern in Japan for so long, spurred investors' flight to the perceived safety of large-cap stocks over the last couple of years. Recently, however, the government implemented a program that guarantees the credit of small companies - so corporate business and investor sentiment improved. Individual investors re-entered the market, actively buying and selling small stocks. In fact, the percentage of purchases made by individuals has increased, with individual investors now making up 70% of the market, compared to 30% six months ago. Although this was an important contribution by the government, the bulk of the recovery was due to investors coming back to the equity markets because stocks were so cheap. Investors also returned to small-cap stocks by purchasing IPOs, which had been oversold and were selling at a significant discount to their growth potential.

Q. WHICH STOCKS HELPED THE FUND'S PERFORMANCE?

A. Hikari Tsushin, a wholesaler of mobile handsets, performed very well, aggressively expanding its market share to become the largest distributor of mobile phones. Don Quijote, another top holding, is a fast-growing discount chain store featuring late night operation, and had strong earnings during the period. Union Tool, also a top-10 holding, manufactures drills for printed circuit boards. The company enjoyed increasing demand from electronics industry customers during the period, and performed well.

Q. WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

A. Defensive stocks performed relatively poorly in light of the small-cap market's strong recovery over the last six months. Aderans, a wig maker, and Rock Field, a food processing company, did relatively well when the market was down, but underperformed across the period. I still like these companies, and the fund is still holding them.

Q. THE FUND'S DEFINITION OF SMALL CAPITALIZATION IS CHANGING. WHY?

A. The fund normally invests at least 65% of its total assets in securities of Japanese issuers with small market capitalizations. The fund's current definition of small market capitalization is issuers with market caps of $100 billion yen or less. Market caps have changed. I believe there are good opportunities among small cap stocks in the Second Section index and the JASDAQ index that are above $100 billion yen in market cap. The definition of small capitalization is being changed to give the fund the added flexibility to pursue those opportunities. Going forward, the fund will define small market capitalization issuers as those whose market capitalization is similar to that of companies in the Second Section index or the JASDAQ.

Q. WHAT'S YOUR OUTLOOK, KENICHI?

A. I think the continuing uncertainty about when the downturn in the economy will end, and corporate efforts to cut costs by reducing the number of employees, will continue to put downward pressure on economic growth. Uncertainty about Japan's financial system still exists, but it is widely believed that significant progress has been made dealing with those problems. I believe that the small-cap market offers the ability to invest in companies that are innovative and competitive, and that can produce strong growth and profits even in a difficult environment. Against this backdrop, stock selection will be based on the analysis of each company's fundamental strengths and weaknesses.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)
FUND FACTS

GOAL: long-term growth of capital by investing mainly in equity securities of Japanese issuers with small market capitalizations

FUND NUMBER: 360

TRADING SYMBOL: FJSCX

START DATE: November 1, 1995

SIZE: as of April 30, 1999, more than
$510 million

MANAGER: Kenichi Mizushita, since 1996;
manager, several Fidelity Investments Japan, Ltd., and institutional funds; joined Fidelity in 1985

JAPAN SMALL COMPANIES

INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999

United States 7.2%
Japan 92.8%
Row: 1, Col: 1, Value: 92.8
Row: 1, Col: 2, Value: 7.2

AS OF OCTOBER 31,1998

United States 3.7%
Japan 96.3%
Row: 1, Col: 1, Value: 96.3
Row: 1, Col: 2, Value: 3.7

ASSET ALLOCATION

                        % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                 MONTHS AGO

Stocks                   92.8                     96.3

Short-term investments   7.2                      3.7



TOP TEN STOCKS AS OF APRIL
30, 1999

                                 % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                          THESE STOCKS 6 MONTHS AGO

Shohkoh Fund & Co. Ltd.           2.8                      4.6
(Credit & Other Finance)

Hikari Tsushin, Inc. (Cellular)   2.5                      1.7

Don Quijote Co. Ltd. (Retail      2.3                      2.7
& Wholesale, Miscellaneous)

Sony Music Entertainment Ltd.     2.2                      3.9
(Entertainment)

Fancl Corp. (Household            2.1                      0.0
Products)

Union Tool Co. (Industrial        2.1                      3.9
Machinery & Equipment)

Yamada Denki Co. Ltd. (Retail     2.0                      1.9
& Wholesale, Miscellaneous)

Q'Sai Co. Ltd. (Foods)            1.9                      1.1

Takasago Electric Industry        1.7                      0.0
Co. (Leisure Durables & Toys)

Fujimi, Inc. (Building            1.6                      0.0
Materials)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                                 % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                          THESE MARKET SECTORS 6
                                                          MONTHS AGO

TECHNOLOGY                        18.5                     21.6

RETAIL & WHOLESALE                12.3                     14.2

CONSTRUCTION & REAL ESTATE        10.1                     6.8

NONDURABLES                       9.3                      6.6

MEDIA & LEISURE                   8.1                      6.8

INDUSTRIAL MACHINERY &            7.6                      9.8
EQUIPMENT

FINANCE                           6.4                      7.7

SERVICES                          6.2                      7.6

DURABLES                          4.8                      6.3

HEALTH                            3.8                      3.1


JAPAN SMALL COMPANIES

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 92.8%

                                 SHARES                      VALUE (NOTE 1)

BASIC INDUSTRIES - 2.1%

CHEMICALS & PLASTICS - 1.8%

C. Uyemura & Co. Ltd.             200,000                    $ 7,036,354

Canon Chemicals, Inc.             260,000                     2,395,711

                                                              9,432,065

METALS & MINING - 0.3%

Toami Corp.                       187,000                     1,331,462

PAPER & FOREST PRODUCTS - 0.0%

Rengo Co. Ltd.                    31,000                      114,776

TOTAL BASIC INDUSTRIES                                        10,878,303

CONSTRUCTION & REAL ESTATE -
10.1%

BUILDING MATERIALS - 4.6%

Arc Land Sakamoto Co. Ltd.        449,000                     4,362,875

Fujimi, Inc.                      161,000                     8,361,534

Hitachi Metals Techno Ltd.        478,000                     2,002,010

Kondotec, Inc.                    435,500                     2,918,412

Mitani Sekisan Co. Ltd.           5,000                       16,544

Nichiha Corp.                     505,000                     6,154,925

                                                              23,816,300

CONSTRUCTION - 1.2%

Geotop Corp.                      80,000                      292,846

Japan Foundation Engineering      307,500                     2,969,907
Co., Ltd

Maeda Road Construction Co.       412,000                     2,719,517
Ltd.

                                                              5,982,270

ENGINEERING - 0.5%

Ataka Construction &              150,000                     728,765
Engineering Co. Ltd.

NEC System Integration &          52,000                      980,064
Constuction Ltd.

Nippon Kokan Koji Corp.           152,000                     407,438

Sawako Corp.                      87,500                      475,687

                                                              2,591,954

REAL ESTATE - 3.8%

Able, Inc.                        133,000                     4,601,189

Meiwa Estate Co. Ltd.             226,000                     7,174,903

Sumitomo Real Estate Sales        419,000                     7,897,051
Co. Ltd.

                                                              19,673,143

TOTAL CONSTRUCTION & REAL                                     52,063,667
ESTATE

DURABLES - 4.8%

AUTOS, TIRES, & ACCESSORIES -
1.1%

FCC Co. Ltd.                      206,000                     2,122,466

Koha Co. Ltd.                     100,000                     3,367,398

                                                              5,489,864

CONSUMER DURABLES - 2.6%

Aderans Co. Ltd.                  98,000                      3,964,986



                                 SHARES                      VALUE (NOTE 1)

Heiwa Corp.                       206,000                    $ 3,710,001

Sankyo Co. Ltd. (Gunma)           160,000                     5,548,668

                                                              13,223,655

CONSUMER ELECTRONICS - 0.8%

Funai Electric Co. Ltd.           31,000                      4,167,783

HOME FURNISHINGS - 0.3%

Nitori Co. Ltd.                   118,000                     1,759,424

TOTAL DURABLES                                                24,640,726

FINANCE - 6.4%

CREDIT & OTHER FINANCE - 6.4%

Acom Co. Ltd.                     20,000                      1,499,414

Aeon Credit Service Ltd.          24,000                      2,070,698

Aiful Corp.                       39,200                      3,208,108

Jafco Co. Ltd.                    100,000                     5,009,214

Mycal Card, Inc.                  180,000                     6,438,264

Shohkoh Fund & Co. Ltd.           24,600                      14,424,518

                                                              32,650,216

HEALTH - 3.8%

DRUGS & PHARMACEUTICALS - 1.5%

JCR Pharmaceuticals Co. Ltd.      574,000                     7,500,753

Kobayashi Pharmaceutical Co.      2,000                       129,000
Ltd. (a)

                                                              7,629,753

MEDICAL EQUIPMENT & SUPPLIES
- 2.3%

Hogy Medical Co.                  190,000                     7,607,639

Japan Medical Dynamic             188,000                     4,425,197
Marketing, Inc. (a)

                                                              12,032,836

TOTAL HEALTH                                                  19,662,589

INDUSTRIAL MACHINERY &
EQUIPMENT - 7.6%

ELECTRICAL EQUIPMENT - 1.7%

Hakuto Co. Ltd.                   288,000                     6,634,277

Mirai Industry Co. Ltd.           158,000                     2,117,608

                                                              8,751,885

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.9%

Glory Ltd.                        154,000                     3,321,746

Iuchi Seieido Co. Ltd.            127,000                     2,659,574

Max Co. Ltd.                      210,000                     2,378,288

Misumi Corp.                      144,000                     4,282,124

Nitto Kohki Co. Ltd.              128,000                     1,672,642

THK Co. Ltd.                      145,000                     2,514,240

Union Tool Co.                    143,400                     10,570,614

Yushin Precision Equipment        122,500                     2,888,570
Co. Ltd.

                                                              30,287,798

TOTAL INDUSTRIAL MACHINERY &                                  39,039,683
EQUIPMENT

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - 8.1%

ENTERTAINMENT - 4.5%

Aruze Corp.                       114,000                    $ 6,016,083

Avex, Inc.                        62,500                      5,758,921

Sony Music Entertainment Ltd.     154,000                     11,222,985

                                                              22,997,989

LEISURE DURABLES & TOYS - 1.7%

Takasago Electric Industry        123,000                     8,438,348
Co.

PUBLISHING - 0.7%

Asia Securities Printing Co.      251,000                     3,734,093
Ltd.

RESTAURANTS - 1.2%

Anrakutei Co. Ltd.                80,400                      1,481,655

Saizeriya Co. Ltd.                86,000                      4,653,711

Umenohana Co. Ltd. (a)            6                           175,909

                                                              6,311,275

TOTAL MEDIA & LEISURE                                         41,481,705

NONDURABLES - 9.3%

AGRICULTURE - 1.4%

Hokuto Corp.                      226,000                     7,004,523

BEVERAGES - 2.3%

Chukyo Coca-Cola Bottling Co.     270,000                     3,109,817

Fuji Coca-Cola Bottling Co.       220,000                     3,040,710
Ltd.

Mikasa Coca Cola Bottling Co.     263,000                     2,597,395

Sanyo Coca-Cola Bottling Co.      20,000                      474,116
Ltd.

Shikoku Coca-Cola Bottling        156,300                     2,297,759
Co. Ltd.

                                                              11,519,797

FOODS - 3.5%

Ariake Japan                      50,000                      1,926,621

Q'Sai Co. Ltd.                    310,000                     10,023,454

Rock Field Co. Ltd.               228,800                     4,944,748

Yonekyu Corp.                     90,000                      1,217,541

                                                              18,112,364

HOUSEHOLD PRODUCTS - 2.1%

Fancl Corp.                       76,800                      10,936,505

TOTAL NONDURABLES                                             47,573,189

RETAIL & WHOLESALE - 12.3%

APPAREL STORES - 2.3%

Fast Retailing Co. Ltd.           40,000                      2,057,296

Naigai Clothes Co. Ltd.           308,000                     2,115,597

World Co. Ltd.                    139,400                     7,718,495

                                                              11,891,388

GENERAL MERCHANDISE STORES -
2.2%

Circle K Japan Co. Ltd.           28,000                      1,266,544

Matsumotokiyoshi Co. Ltd.         40,000                      1,752,387

Ryohin Keikaku Co. Ltd.           45,200                      8,235,047

                                                              11,253,978



                                 SHARES                      VALUE (NOTE 1)

GROCERY STORES - 1.2%

C Two-Network Co. Ltd. (a)        70,000                     $ 6,156,810

RETAIL & WHOLESALE,
MISCELLANEOUS - 6.6%

Don Quijote Co. Ltd.              50,400                      11,736,639

Jac Co. Ltd. (a)                  42,000                      5,769,810

Paris Miki, Inc.                  186,000                     6,201,038

Yamada Denki Co. Ltd.             280,000                     10,437,259

                                                              34,144,746

TOTAL RETAIL & WHOLESALE                                      63,446,922

SERVICES - 6.2%

PRINTING - 0.7%

Riso Kagaku Corp.                 75,700                      3,614,424

SERVICES - 5.5%

Aucnet, Inc.                      90,400                      3,748,366

BellSystem24, Inc.                19,400                      7,654,046

Moshi Moshi Hotline, Inc. (a)     11,000                      626,571

NIC Corp.                         136,000                     3,018,931

Nichii Gakkan Co.                 81,500                      6,349,053

Nippon System Development Co.     131,000                     6,693,751

                                                              28,090,718

TOTAL SERVICES                                                31,705,142

TECHNOLOGY - 18.5%

COMPUTER SERVICES & SOFTWARE
- 4.2%

Computer Engineering &            80,000                      1,983,582
Consulting Ltd.

Diamond Computer Service Co.      53,000                      1,043,307
Ltd.

Fuji Soft ABC, Inc.               89,100                      5,418,546

Ines Corp.                        310,000                     4,102,865

Obic Co. Ltd.                     27,600                      5,433,071

Trend Micro, Inc. (a)             28,000                      3,705,813

                                                              21,687,184

COMPUTERS & OFFICE EQUIPMENT
- 4.9%

Argotechnos 21Corp.               154,000                     6,217,792

Fujitsu Support & Service,        21,000                      2,568,269
Inc.

IO Data Device, Inc.              49,600                      1,620,372

Japan Business Computer Co.       260,000                     4,094,488
Ltd.

Melco, Inc.                       261,000                     7,105,461

Toyo Information System Co.       124,000                     3,583,515
Ltd.

                                                              25,189,897

ELECTRONIC INSTRUMENTS - 4.1%

Cosel Co. Ltd.                    515,000                     7,463,143

Nagano Keiki Co. Ltd. (a)         171,000                     3,853,158

Sony Chemicals Corp.              111,000                     5,625,314

Tokyo Seimitsu Co. Ltd.           70,000                      3,875,858

                                                              20,817,473

ELECTRONICS - 5.3%

Citizen Electronics Co. Ltd.      160,000                     7,907,522

Koa Denko Co. Ltd.                470,000                     4,448,819

Kuroda Electric Co. Ltd.          64,000                      1,790,585

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Kyoden Co. Ltd.                   24,000                     $ 689,563

Mimasu Semiconductor              100,000                     1,666,946
Industries Co. Ltd.

Paltek Corp.                      57,000                      2,010,136

Sumida Electric Co. Ltd.          298,000                     7,164,181

Toko, Inc.                        310,000                     1,568,437

                                                              27,246,189

TOTAL TECHNOLOGY                                              94,940,743

TRANSPORTATION - 0.7%

TRUCKING & FREIGHT - 0.7%

Miroku Jyoho Service Co.,         215,000                     3,475,875
Ltd.

UTILITIES - 2.9%

CELLULAR - 2.9%

Hikari Tsushin, Inc.              61,400                      12,858,099

NTT Mobile Communication          40                          2,345,451
Network, Inc. (c)

                                                              15,203,550

TOTAL COMMON STOCKS                                           476,762,310
(Cost $341,665,026)

CASH EQUIVALENTS - 7.2%



Taxable Central Cash Fund (b)     36,850,169                  36,850,169
(Cost $36,850,169)

TOTAL INVESTMENT IN                                           $ 513,612,479
SECURITIES - 100%
(Cost $378,515,195)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,345,451 or 0.5% of net assets.

OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $262,339,601 and $17,474,693, respectively.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $378,553,783. Net unrealized appreciation aggregated $135,058,696, of which $142,072,450 related to appreciated investment securities and $7,013,754 related to depreciated investment securities.

At October 31, 1998, the fund had a capital loss carryforward of approximately $53,802,000 of which $38,185,000 and $15,617,000 will expire on October 31, 2005 and 2006, respectively.

JAPAN SMALL COMPANIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                            APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 513,612,479
value  (cost $378,515,195) -
 See accompanying schedule

Receivable for fund shares                   3,356,458
sold

Dividends receivable                         705,538

Interest receivable                          189,116

Redemption fees receivable                   9,180

 TOTAL ASSETS                                517,872,771

LIABILITIES

Payable for investments        $ 5,324,771
purchased

Payable for fund shares         1,121,154
redeemed

Accrued management fee          276,117

Other payables and accrued      189,750
expenses

 TOTAL LIABILITIES                           6,911,792

NET ASSETS                                  $ 510,960,979

Net Assets consist of:

Paid in capital                             $ 432,217,666

Distributions in excess of                   (695,327)
net investment income

Accumulated undistributed net                (55,644,396)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  135,083,036
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 45,159,887                  $ 510,960,979
shares outstanding

NET ASSET VALUE and                          $11.31
redemption price per share
($510,960,979 (divided by)
45,159,887 shares)

Maximum offering price per                   $11.66
share (100/97.00 of $11.31)

STATEMENT OF OPERATIONS
                                               SIX MONTHS ENDED APRIL 30,
                                               1999 (UNAUDITED)

INVESTMENT INCOME                              $ 752,733
Dividends

Interest                                        615,182

                                                1,367,915

Less foreign taxes withheld                     (132,835)

 TOTAL INCOME                                   1,235,080

EXPENSES

Management fee                   $ 743,281

Transfer agent fees               224,630

Accounting fees and expenses      60,029

Non-interested trustees'          240
compensation

Custodian fees and expenses       32,691

Registration fees                 101,442

Audit                             15,926

Legal                             246

 Total expenses before            1,178,485
reductions

 Expense reductions               (1,135)       1,177,350

NET INVESTMENT INCOME                           57,730

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (1,935,260)

 Foreign currency transactions    131,715       (1,803,545)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            137,623,450

 Assets and liabilities in        (44,925)      137,578,525
foreign currencies

NET GAIN (LOSS)                                 135,774,980

NET INCREASE (DECREASE) IN                     $ 135,832,710
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 994,245
charges paid to FDC

 Sales charges - Retained by                   $ 993,457
FDC

Expense reductions Directed                    $ 184
brokerage arrangements

 Transfer agent credits                         951

                                               $ 1,135

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 57,730                    $ (187,068)
income (loss)

 Net realized gain (loss)         (1,803,545)                 (15,537,371)

 Change in net unrealized         137,578,525                 8,665,467
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       135,832,710                 (7,058,972)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                           (141,696)
in excess of net investment
income

Share transactions Net            334,651,933                 68,052,610
proceeds from sales of shares

 Reinvestment of distributions    -                           141,028

 Cost of shares redeemed          (60,077,065)                (45,513,438)

 NET INCREASE (DECREASE) IN       274,574,868                 22,680,200
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   566,262                     233,658

  TOTAL INCREASE (DECREASE)       410,973,840                 15,713,190
IN NET ASSETS

NET ASSETS

 Beginning of period              99,987,139                  84,273,949

 End of period (including        $ 510,960,979               $ 99,987,139
distributions in excess of
net investment income of
$695,327 and $753,057,
respectively)

OTHER INFORMATION
Shares

 Sold                             34,982,043                  11,458,260

 Issued in reinvestment of        -                           25,139
distributions

 Redeemed                         (6,459,502)                 (7,861,499)

 Net increase (decrease)          28,522,541                  3,621,900


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1998  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1998                     1997       1996 F

Net asset value, beginning of    $ 6.01                           $ 6.47                   $ 9.13     $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    .00                              (.01)                    (.03)      (.03)

Net realized and unrealized       5.28                             (.45)                    (2.63)     (.87)
gain (loss)

Total from investment             5.28                             (.46)                    (2.66)     (.90)
operations

Less Distributions

In excess of net investment       -                                (.01)                    (.01)      -
income

From net realized gain            -                                -                        (.03)      -

Total distributions               -                                (.01)                    (.04)      -

Redemption fees added to paid     .02                              .01                      .04        .03
in capital

Net asset value, end of period   $ 11.31                          $ 6.01                   $ 6.47     $ 9.13

TOTAL RETURN B, C                 88.19%                           (6.94)%                  (28.80)%   (8.70)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 510,961                        $ 99,987                 $ 84,274   $ 105,664
(000 omitted)

Ratio of expenses to average      1.16% A                          1.23%                    1.35%      1.34%
net assets

Ratio of expenses to average      1.16% A                          1.23%                    1.34% E    1.34%
net assets after expense
reductions

Ratio of net investment           .06% A                           (.20)%                   (.46)%     (.32)%
income (loss) to average net
assets

Portfolio turnover rate           17% A                            39%                      101%       66%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

F FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER
31,1996.


LATIN AMERICA

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999  PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY LATIN AMERICA        25.66%         -21.92%      2.15%         41.50%

FIDELITY LATIN AMERICA        21.89%         -24.27%      -0.92%        37.26%
(INCL. 3.00% SALES CHARGE)

MSCI EMF - Latin America      28.33%         -14.42%      21.43%        75.92%

Latin American Funds Average  25.52%         -21.78%      -0.69%        n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging-Markets Free - Latin America Index - a market capitalization-weighted index of over 180 stocks traded in seven Latin American markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 49 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY LATIN AMERICA        -21.92%      0.43%         5.92%

FIDELITY LATIN AMERICA        -24.27%      -0.18%        5.39%
(INCL. 3.00% SALES CHARGE)

MSCI EMF - Latin America      -14.42%      3.96%         9.82%

Latin American Funds Average  -21.78%      -0.38%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             Latin America               MS EMF Latin America
             00349                       MS007
  1993/04/19       9700.00                    10000.00
  1993/04/30       9641.80                     9629.27
  1993/05/31       9874.60                     9880.87
  1993/06/30      10379.00                    10503.42
  1993/07/31      10737.90                    10785.19
  1993/08/31      11746.70                    11714.82
  1993/09/30      11960.10                    11920.39
  1993/10/31      12881.60                    12392.75
  1993/11/30      13861.30                    13204.75
  1993/12/31      15722.24                    14878.84
  1994/01/31      16981.97                    17327.50
  1994/02/28      16093.32                    16826.00
  1994/03/31      14462.50                    15684.24
  1994/04/30      13437.14                    14487.31
  1994/05/31      14169.54                    15343.10
  1994/06/30      12851.22                    14360.38
  1994/07/31      14042.59                    15721.44
  1994/08/31      16132.38                    18278.52
  1994/09/30      16679.24                    19062.61
  1994/10/31      15829.65                    18120.86
  1994/11/30      15360.92                    17604.02
  1994/12/31      12079.76                    14974.08
  1995/01/31      10331.75                    13338.86
  1995/02/28       8710.70                    11406.56
  1995/03/31       8564.22                    11013.06
  1995/04/30       9618.88                    12602.53
  1995/05/31       9667.71                    12888.85
  1995/06/30       9804.43                    13089.71
  1995/07/31      10331.75                    13494.70
  1995/08/31      10527.06                    13648.86
  1995/09/30      10361.05                    13532.50
  1995/10/31       9521.23                    12443.72
  1995/11/30       9863.02                    12667.34
  1995/12/31      10090.87                    13052.35
  1996/01/31      11504.18                    14390.58
  1996/02/29      10901.30                    13561.89
  1996/03/31      11316.40                    13731.96
  1996/04/30      11800.68                    14492.29
  1996/05/31      12373.92                    14958.43
  1996/06/30      12709.95                    15342.23
  1996/07/31      12186.13                    14737.59
  1996/08/31      12561.70                    15152.37
  1996/09/30      12759.37                    15498.77
  1996/10/31      12443.10                    15347.63
  1996/11/30      12601.23                    15494.03
  1996/12/31      13190.77                    15951.46
  1997/01/31      14347.85                    17521.55
  1997/02/28      15122.60                    18680.87
  1997/03/31      15032.04                    18395.98
  1997/04/30      15766.54                    19316.04
  1997/05/31      16903.50                    20684.98
  1997/06/30      18352.37                    22458.18
  1997/07/31      19569.83                    23720.20
  1997/08/31      17436.77                    21447.02
  1997/09/30      19217.67                    23503.38
  1997/10/31      15605.55                    19038.69
  1997/11/30      16662.02                    19689.74
  1997/12/31      17528.97                    20998.04
  1998/01/31      15788.29                    18665.66
  1998/02/28      16541.56                    19646.12
  1998/03/31      17579.87                    21039.04
  1998/04/30      17579.87                    20557.00
  1998/05/31      15045.19                    17898.10
  1998/06/30      14261.37                    16840.37
  1998/07/31      14882.32                    17673.60
  1998/08/31       9120.76                    11542.94
  1998/09/30       9874.04                    12724.85
  1998/10/31      10922.52                    13708.79
  1998/11/30      11502.75                    14767.44
  1998/12/31      10807.56                    13626.18
  1999/01/31       9421.44                    12012.79
  1999/02/28      10182.24                    12779.37
  1999/03/31      12099.88                    15377.27
  1999/04/30      13725.70                    17592.42
IMATRL PRASUN   SHR__CHT 19990430 19990514 144109 R00000000000076

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1999, the value of the investment would have grown to $13,726 - a 37.26% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free - Latin America Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,592 - a 75.92% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

LATIN AMERICA

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Patti Satterthwaite)

An interview with Patti Satterthwaite, Portfolio Manager of Fidelity Latin America Fund

Q. HOW DID THE FUND PERFORM, PATTI?

A. For the six-month period that ended April 30, 1999, the fund provided a total return of 25.66%. To get a sense of how the fund did relative to its competitors, the Latin American funds average returned 25.52%. To gauge how the fund did relative to the Latin American markets, the Morgan Stanley Capital International Emerging Markets Free - Latin America Index returned 28.33%. For the 12-month period that ended April 30, 1999, the fund returned -21.92%. That returned compared to the Latin American funds average's -21.78% return and the Morgan Stanley index's -14.42% return.

Q. WHAT PRECIPITATED THE LATIN AMERICAN MARKETS' TURNAROUND?

A. The Latin American market rally - which really only began in February 1999 - was fueled by optimism that the worst of the region's financial crisis was behind it. Brazil's willingness to raise interest rates calmed investors who worried that inflation would spiral out of control. Mexico also surprised observers who feared that it, too, would face runaway inflation or would be crippled by a weakened currency. Positive developments on the economic front also helped restore much needed confidence to the region. Finally, commodity prices, which are the lifeblood of many Latin American economies, started to show signs of bottoming.

Q. WHICH OF THE FUND'S HOLDINGS PERFORMED BEST AGAINST THIS FAVORABLE
BACKDROP?

A. First, let me point out that the fund's large stake in Mexican stocks - relative to its benchmark index - helped its performance, since Mexico was the region's best and most consistent performer during the past six months. Among the fund's Mexican holdings, Telefonos de Mexico ("Telmex") was one of the fund's best performers and its largest holding at 12.5% of investments at the end of the period. Telmex, formerly a government owned phone company, was privatized in 1990 and remains Mexico's largest phone company, cellular provider and Internet service provider. The company continued to prove its dominance against new and old competitors in a deregulated environment.

Q. WHAT OTHER GROUPS OF MEXICAN STOCKS PERFORMED WELL?

A. Mexican banking stocks such as Grupo Financiero Bancomber, rallied in response to better economic conditions and below-forecast inflation and interest rates. In addition, I think investors recognized that Mexican banks were cheap and attractive alternatives to banks in other markets around the world. Grupo Televisa - one of Latin America's leading Spanish-language media companies -was another Mexican winner, thanks to the company's restructuring and cost-cutting efforts.

Q. WHICH OF THE FUND'S BRAZILIAN HOLDINGS PERFORMED WELL?

A. Companies that benefited from Brazil's effective devaluation of its currency - primarily those that export goods - performed the best. The stock price of paper and pulp companies Aracruz Celulose and Votorantim Celulose e Papel each nearly doubled over the past six months, thanks to their ability to sell very low-cost product in foreign markets.

Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?

A. Beginning in mid-March, a lot of new money came into the fund. I wasn't always able to put that money to work as quickly as I would have liked given the rapid and ongoing rise in stock prices. In addition, my decision to own more of cement company Apasco in Mexico - which posted good gains - rather than the better-performing Cemex, was somewhat of a disappointment.

Q. WHAT'S YOUR OUTLOOK FOR THE LATIN AMERICAN MARKETS, PATTI?

A. There are a couple of things that could derail the Latin American rally, including higher inflation in Brazil or problems in other emerging markets in Southeast Asia or Europe. But from a valuation standpoint, I think things look fairly favorable. In spite of their recent run-up, Latin American stocks are priced attractively compared to stocks in much of the rest of the world.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)
FUND FACTS

GOAL: high total investment return by investing mainly in equity and debt securities of Latin
American issuers

FUND NUMBER: 349

TRADING SYMBOL: FLATX

START DATE: April 19, 1993

SIZE: as of April 30, 1999, more than
$386 million

MANAGER: Patti Satterthwaite, since 1993;
assistant manager, Latin American portion of Fidelity Emerging Markets Fund, since 1990;
securities and Latin American analyst,
1986-1990; joined Fidelity in 1986

LATIN AMERICA

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30,1999

United States 9.1%
Argentina 11.7%
Peru 2.0%
Panama 1.5%
Other  2.4%
Brazil 24.5%
Mexico 46.1%
Chile 2.7%

Row: 1, Col: 1, Value: 11.7
Row: 1, Col: 2, Value: 24.5
Row: 1, Col: 3, Value: 2.7
Row: 1, Col: 4, Value: 46.1
Row: 1, Col: 5, Value: 2.4
Row: 1, Col: 6, Value: 1.5
Row: 1, Col: 7, Value: 2.0
Row: 1, Col: 8, Value: 9.1

AS OF OCTOBER 31, 1998

Argentina 7.6%
United States 9.7%
Peru 1.7%
Panama 1.4%
Other 1.5%
Brazil 34.6%
Mexico 40.4%
Chile 3.1%

Row: 1, Col: 1, Value: 7.6
Row: 1, Col: 2, Value: 34.6
Row: 1, Col: 3, Value: 3.1
Row: 1, Col: 4, Value: 40.4
Row: 1, Col: 5, Value: 1.5
Row: 1, Col: 6, Value: 1.4
Row: 1, Col: 7, Value: 1.7
Row: 1, Col: 8, Value: 9.699999999999999

ASSET ALLOCATION

                        % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                 MONTHS AGO

Stocks                   90.9                     90.3

Short-term investments   9.1                      9.7



TOP TEN STOCKS AS OF APRIL
30, 1999

                                % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                         THESE STOCKS 6 MONTHS AGO

Telefonos de Mexico SA           12.5                     12.2
sponsored ADR representing
Class L shares (Mexico,
Telephone Services)

YPF Sociedad Anonima             5.3                      3.5
sponsored ADR representing
Class D shares (Argentina,
Oil & Gas)

Grupo Televisa SA de CV          4.9                      1.3
sponsored ADR  (Mexico,
Broadcasting)

Cifra SA de CV Series C          4.8                      4.0
(Mexico, General Merchandise
Stores)

Grupo Financiero Bancomer SA     4.1                      3.1
de CV Series A (Mexico, Banks)

Grupo Modelo SA de CV Class C    4.0                      3.7
(Mexico, Beverages)

Banacci SA de CV Class O         3.4                      0.0
(Mexico, Banks)

Telesp Participacoes SA ADR      3.2                      0.0
(Brazil, Telephone Services)

Tele Norte Leste                 2.9                      0.0
Participacoes SA ADR
(Brazil, Telephone Services)

Embratel Participacoes SA ADR    2.9                      0.0
(Brazil, Telephone Services)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                                % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                         THESE MARKET SECTORS 6
                                                         MONTHS AGO

UTILITIES                        31.9                     40.1

NONDURABLES                      19.8                     19.1

FINANCE                          8.6                      7.0

ENERGY                           8.3                      6.7

RETAIL & WHOLESALE               6.2                      6.1

BASIC INDUSTRIES                 5.3                      4.2

MEDIA & LEISURE                  4.9                      1.3

CONSTRUCTION & REAL ESTATE       2.2                      2.2

PRECIOUS METALS                  2.0                      1.7

HOLDING COMPANIES                1.3                      1.3


LATIN AMERICA

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 90.9%

                                 SHARES                        VALUE (NOTE 1)

ARGENTINA - 11.7%

Banco de Galicia y Buenos         38,695                       $ 892,403
Aires SA  ADR Class B

Bansud SA Class B (a)             636,684                       1,949,052

Cresud S.A.C.I.F.y A.             111,582                       1,269,245
sponsored ADR

Inversiones y Representacions     44,580                        1,493,430
SA sponsored GDR

Perez Companc SA Class B          1,471,836                     9,129,126

Telefonica de Argentina SA        260,900                       9,751,138
sponsored ADR

YPF Sociedad Anonima              487,800                       20,487,600
sponsored ADR representing
Class D shares

                                                                44,971,994

BRAZIL - 24.5%

Aracruz Celulose SA ADR           132,950                       2,659,000

Banco Bradesco SA (Reg. Pfd.)     65,324,483                    345,155

Centrais Electricas               500,036,100                   10,508,114
Brasileiras SA

Companhia Brasileira de           321,249,000                   2,235,530
Petroleo Ipiranga SA Class B

Companhia de Electricidade do     2,008,714,550                 542,733
Estado do Rio de Janeiro
(CERJ)

Companhia de Tecidos Norte        10,053,310                    694,164
de Minas

Companhia Paulista de  Forca      80,306                        5,063
e Luz (a)

Companhia Vale do Rio Doce (a)    194,000                       3,715,761

Compania Cervejaria Brahma PN:

warrants 4/30/03 (a)              1,895,770                     51,222

(Pfd. Reg.) (a)                   20,826,523                    9,828,668

(Reg.)                            117,827                       43,155

Compania Cimento Portland Itau    6,044,000                     653,173

Compania Energertica Minas        209,176,329                   5,023,749
Gerais

Dixie Toga SA                     1,904,400                     571,720

Embratel Participacoes SA ADR     682,140                       11,084,775

Encorpar Redito e Participa SA    11,465,310                    9,638

Itausa Investimentos Itau SA      2,080,000                     1,123,987

Perdigao SA (a)                   1,202,539,630                 1,487,380

Souza Cruz Industria Comerico     578,500                       3,838,142

Tele Centro Sul Participacoes     179,668                       9,544,863
 SA sponsored ADR (a)

Tele Norte Leste                  657,240                       11,132,003
Participacoes  SA ADR (a)

Tele Sudeste Celular              113,868                       3,252,355
Participacoes  SA ADR

Telecomunicacoes de Minas         269,577                       6,652
Gerais SA

Telesp rights 5/31/99 (a)         724,796                       4

Telesp Participacoes SA ADR       499,340                       12,483,500
(a)

Votorantim Celulose e Papel       126,688,499                   3,201,633
SA  (Pfd. Reg.)

                                                                94,042,139

CHILE - 2.7%

Chilectra SA sponsored ADR        37,500                        825,000

Cristalerias de Chile SA          124,700                       1,995,200
sponsored ADR



                                 SHARES                        VALUE (NOTE 1)

Embotelladora Andina              192,900                      $ 3,484,256
sponsored ADR Class A

Enersis SA sponsored ADR          42,278                        803,282

Santa Isabel SA sponsored ADR     114,500                       1,145,000

Supermercados Unimarc SA          86,200                        323,250
sponsored ADR

Vina Concha Stet y Toro SA        61,000                        1,978,688
sponsored ADR

                                                                10,554,676

COLOMBIA - 1.4%

Banco Ganadero SA sponsored       79,800                        758,100
ADR Class C

Compania Nacional de              136,000                       579,259
Chocolates (a)

Noel (Industria Alimenticias)     97,207                        254,958

Suramericana de Inversiones SA    1,761,400                     3,914,223

                                                                5,506,540

LUXEMBOURG - 1.0%

Quilmes Industrial SA             342,300                       3,743,906
sponsored ADR

MEXICO - 46.1%

Apasco SA de CV                   657,000                       3,848,092

Banacci SA de CV Class O (a)      5,202,000                     13,165,728

Cemex SA Series B                 148,000                       683,933

Cifra SA de CV Series C (a)       9,942,200                     18,484,692

Coca Cola Femsa SA de CV ADR      281,100                       5,815,256

Elektra SA de CV Unit             6,957,300                     4,860,016

Empresas ICA Sociedad             220,200                       1,445,063
Controladora SA de CV
sponsored ADR

Fomento Economico Mexicano SA     175,920                       6,399,090
de CV sponsored ADR

Gruma SA de CV:

Class B (a)                       1                             2

Class B sponsored ADR (a)         355,036                       2,751,529

Grupo Carso SA de CV Class A-1    2,276,100                     10,970,778

Grupo Financiero Bancomer SA      46,431,700                    15,967,914
de CV Series A

Grupo Financiero Inbursa SA       73,466                        236,070
Class B

Grupo Indus Bimbo SA de CV        1,369,000                     2,892,481
Series A

Grupo Mexico SA Series B          54,000                        207,469

Grupo Modelo SA de CV Class C     5,873,200                     15,306,298

Grupo Televisa SA de CV           459,100                       18,823,100
sponsored ADR (a)

Kimberly-Clark de Mexico SA       1,914,000                     7,384,481
de CV Class A

Telefonos de Mexico SA            634,900                       48,093,675
sponsored ADR representing
Class L shares

                                                                177,335,667

PANAMA - 1.5%

Panamerican Beverages, Inc.       253,500                       5,624,531
Class A

COMMON STOCKS - CONTINUED

                                 SHARES                        VALUE (NOTE 1)

PERU - 2.0%

Compania de Minas
Buenaventura SA:

Class B                           232,618                      $ 1,813,242

sponsored ADR Class B             367,200                       5,921,100

                                                                7,734,342

TOTAL COMMON STOCKS                                             349,513,795
(Cost $314,957,486)

NONCONVERTIBLE BONDS - 0.0%

MOODY'S RATINGS (UNAUDITED)              PRINCIPAL AMOUNT

BRAZIL - 0.0%

Companhia Vale do Rio Doce 0%   -   BRL   290,000               0
11/19/00 (Cost $0)

CASH EQUIVALENTS - 9.1%

                               SHARES

Taxable Central Cash Fund (b)   35,158,039                  35,158,039
(Cost $35,158,039)

TOTAL INVESTMENT IN                                          $ 384,671,834
SECURITIES - 100%
(Cost $350,115,525)

CURRENCY ABBREVIATIONS

BRL                     -   Brazilian real

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $68,502,039 and $83,013,800, respectively.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $350,738,782. Net unrealized appreciation aggregated $33,933,052, of which $80,254,602 related to appreciated investment securities and $46,321,550 related to depreciated investment securities.

At October 31, 1998, the fund had a capital loss carryforward of approximately $74,514,000 of which $36,899,000 and $37,615,000 will expire on October 31, 2003 and 2004, respectively.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

BASIC INDUSTRIES              5.3%

CASH EQUIVALENTS              9.1

CONSTRUCTION & REAL ESTATE    2.2

DURABLES                      0.2

ENERGY                        8.3

FINANCE                       8.6

HOLDING COMPANIES             1.3

MEDIA & LEISURE               4.9

NONDURABLES                   19.8

PRECIOUS METALS               2.0

RETAIL & WHOLESALE            6.2

SERVICES                      0.2

UTILITIES                      31.9

                              100.0%

LATIN AMERICA

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                            APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 384,671,834
value  (cost $350,115,525) -
 See accompanying schedule

Receivable for investments                   477,857
sold

Receivable for fund shares                   5,404,622
sold

Dividends receivable                         2,623,954

Interest receivable                          140,072

Redemption fees receivable                   988

 TOTAL ASSETS                                393,319,327

LIABILITIES

Payable for investments        $ 5,922,011
purchased

Payable for fund shares         540,786
redeemed

Accrued management fee          212,682

Other payables and accrued      222,668
expenses

 TOTAL LIABILITIES                           6,898,147

NET ASSETS                                  $ 386,421,180

Net Assets consist of:

Paid in capital                             $ 451,657,712

Undistributed net investment                 3,429,569
income

Accumulated undistributed net                (103,166,135)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  34,500,034
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 29,336,180                  $ 386,421,180
shares outstanding

NET ASSET VALUE and                          $13.17
redemption price per share
($386,421,180 (divided by)
29,336,180 shares)

Maximum offering price per                   $13.58
share (100/97.00 of $13.17)

STATEMENT OF OPERATIONS
                                                SIX MONTHS ENDED APRIL 30,
                                                1999 (UNAUDITED)

INVESTMENT INCOME                               $ 6,292,721
Dividends

Interest                                         640,470

                                                 6,933,191

Less foreign taxes withheld                      (545,313)

 TOTAL INCOME                                    6,387,878

EXPENSES

Management fee                   $ 1,126,847

Transfer agent fees               632,853

Accounting fees and expenses      96,521

Non-interested trustees'          85
compensation

Custodian fees and expenses       76,097

Registration fees                 19,447

Audit                             32,629

Legal                             837

Miscellaneous                     11,829

 Total expenses before            1,997,145
reductions

 Expense reductions               (8,769)        1,988,376

NET INVESTMENT INCOME                            4,399,502

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (26,635,903)

 Foreign currency transactions    (1,078,250)    (27,714,153)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            94,213,240

 Assets and liabilities in        36,534         94,249,774
foreign currencies

NET GAIN (LOSS)                                  66,535,621

NET INCREASE (DECREASE) IN                      $ 70,935,123
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                               $ 196,756
 Sales charges paid to FDC

 Sales charges - Retained by                    $ 196,747
FDC

Expense reductions Directed                     $ 7,358
brokerage arrangements

 Transfer agent credits                          1,411

                                                $ 8,769

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 4,399,502                 $ 8,857,496
income

 Net realized gain (loss)         (27,714,153)                45,290,179

 Change in net unrealized         94,249,774                  (200,090,681)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       70,935,123                  (145,943,006)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (7,666,729)                 (10,041,240)
from net investment income

Share transactions Net            77,372,633                  115,794,938
proceeds from sales of shares

 Reinvestment of distributions    7,377,095                   9,873,405

 Cost of shares redeemed          (94,113,988)                (446,516,807)

 NET INCREASE (DECREASE) IN       (9,364,260)                 (320,848,464)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   277,502                     530,116

  TOTAL INCREASE (DECREASE)       54,181,636                  (476,302,594)
IN NET ASSETS

NET ASSETS

 Beginning of period              332,239,544                 808,542,138

 End of period (including        $ 386,421,180               $ 332,239,544
undistributed net investment
income of $3,429,569 and
$6,696,796, respectively)

OTHER INFORMATION
Shares

 Sold                             6,800,081                   8,079,774

 Issued in reinvestment of        701,738                     578,067
distributions

 Redeemed                         (9,132,608)                 (29,806,543)

 Net increase (decrease)          (1,630,789)                 (21,148,702)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1998                     1997       1996       1995

Net asset value, beginning of    $ 10.73                          $ 15.51                  $ 12.59    $ 9.75     $ 16.21
period

Income from Investment
Operations

Net investment income             .15 D                            .22 D, E                 .20 D      .22        .04

Net realized and unrealized       2.53                             (4.81)                   2.92       2.72       (6.52)
gain (loss)

Total from investment             2.68                             (4.59)                   3.12       2.94       (6.48)
operations

Less Distributions

 From net investment income       (.25)                            (.20)                    (.23)      (.12)      -

From net realized gain            -                                -                        -          -          -

Total distributions               (.25)                            (.20)                    (.23)      (.12)      -

Redemption fees added to paid     .01                              .01                      .03        .02        .02
in capital

Net asset value, end of period   $ 13.17                          $ 10.73                  $ 15.51    $ 12.59    $ 9.75

TOTAL RETURN B, C                 25.66%                           (30.01)%                 25.42%     30.69%     (39.85)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 386,421                        $ 332,240                $ 808,542  $ 557,889  $ 466,289
(000 omitted)

Ratio of expenses to average      1.31% A                          1.34%                    1.30%      1.32%      1.41%
net assets

Ratio of expenses to average      1.31% A                          1.33% F                  1.29% F    1.32%      1.41%
net assets after  expense
reductions

Ratio of net investment           2.90% A                          1.49%                    1.19%      1.48%      .97%
income to average net assets

Portfolio turnover rate           48% A                            31%                      64%        70%        57%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.06 PER
SHARE.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.





SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 13.28
period

Income from Investment
Operations

Net investment income             .07

Net realized and unrealized       2.82
gain (loss)

Total from investment             2.89
operations

Less Distributions

 From net investment income       (.05)

From net realized gain            (.05)

Total distributions               (.10)

Redemption fees added to paid     .14
in capital

Net asset value, end of period   $ 16.21

TOTAL RETURN B, C                 22.89%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 888,530
(000 omitted)

Ratio of expenses to average      1.48%
net assets

Ratio of expenses to average      1.48%
net assets after  expense
reductions

Ratio of net investment           .47%
income to average net assets

Portfolio turnover rate           77%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.06 PER
SHARE.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


NORDIC

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY NORDIC                19.50%         5.20%        113.80%

FIDELITY NORDIC   (INCL.       15.91%         2.04%        107.38%
3.00% SALES CHARGE)

FT-Actuaries World Nordic      21.59%         6.35%        103.56%

European Region Funds Average  8.95%          -0.20%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT/S&P-Actuaries World Nordic Index - a market capitalization-weighted index of over 90 stocks traded in four Scandinavian markets. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 142 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY NORDIC                  5.20%        24.28%

FIDELITY NORDIC   (INCL.         2.04%        23.20%
3.00% SALES CHARGE)

FT-Actuaries World Nordic        6.35%        22.55%

European Region Funds Average    -0.20%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             Nordic                      FT Nordic
             00342                       FT002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9845.50                    10178.00
  1995/12/31       9554.50                     9911.00
  1996/01/31       9612.70                     9809.37
  1996/02/29      10204.40                    10456.70
  1996/03/31      10340.20                    10564.18
  1996/04/30      10476.00                    10606.06
  1996/05/31      10990.10                    10977.77
  1996/06/30      11106.50                    11058.76
  1996/07/31      10980.40                    10822.25
  1996/08/31      11630.30                    11437.85
  1996/09/30      12018.30                    11769.52
  1996/10/31      12386.90                    12210.52
  1996/11/30      13269.60                    12915.13
  1996/12/31      13537.43                    13283.75
  1997/01/31      13880.77                    13676.71
  1997/02/28      13969.05                    13661.62
  1997/03/31      14332.01                    14093.06
  1997/04/30      13439.33                    13296.07
  1997/05/31      14302.58                    14246.43
  1997/06/30      15136.41                    15111.48
  1997/07/31      15617.09                    15775.44
  1997/08/31      14999.07                    15074.22
  1997/09/30      16843.30                    16846.82
  1997/10/31      15636.71                    15544.47
  1997/11/30      15705.38                    15583.27
  1997/12/31      15177.38                    15331.98
  1998/01/31      15593.63                    15587.89
  1998/02/28      17077.22                    16969.39
  1998/03/31      18219.26                    18157.18
  1998/04/30      19713.51                    19141.41
  1998/05/31      19830.92                    19281.53
  1998/06/30      20119.10                    19279.69
  1998/07/31      20791.51                    19608.59
  1998/08/31      16575.57                    16383.65
  1998/09/30      16212.68                    15544.47
  1998/10/31      17354.72                    16741.19
  1998/11/30      18358.01                    17652.13
  1998/12/31      19660.15                    18400.78
  1999/01/31      21015.65                    19564.24
  1999/02/28      19574.76                    18618.50
  1999/03/31      20119.10                    19577.79
  1999/04/30      20738.15                    20356.31
IMATRL PRASUN   SHR__CHT 19990430 19990527 142715 R00000000000045

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1999, the value of the investment would have grown to $20,738 - a 107.38% increase on the initial investment. For comparison, look at how the FT/S&P-Actuaries World Nordic Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,356 - a 103.56% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

NORDIC

FUND TALK: THE MANAGER'S OVERVIEW


(photograph of Trygve Toraasen)

An interview with Trygve Toraasen, Portfolio Manager of Fidelity
Nordic Fund

Q. TRYGVE, HOW DID THE FUND PERFORM?

A. For the six months that ended April 30, 1999, the fund posted a total return of 19.50%, compared to 21.59% for the FT/S&P-Actuaries World Nordic Index and 8.95% for the European funds average tracked by Lipper Inc. For the 12 months that ended April 30, 1999, the fund returned 5.20%, the Nordic index returned 6.35% and the Lipper European funds average returned -0.20%.

Q. OVER THE PAST SIX MONTHS, WHY DID THE FUND BEAT THE LIPPER GROUP BUT LAG THE INDEX?

A. The fund beat the Lipper average because it benefited from the strength of the Nordic markets relative to other European markets. The Nordic markets were driven by the solid performance of large-capitalization stocks such as the fund's top two holdings, Nokia and Ericsson. The fund trailed the Nordic index slightly because it was underweighted relative to the index in cyclical stocks - those that tend to move in concert with the economy, such as paper and steel, which make up about a quarter of the index. The Nordic markets
- as well as many others worldwide - witnessed a significant and speedy rotation into cyclicals in April, because those stocks were cheap, the European Central Bank cut short-term interest rates and there was promising news regarding an economic rebound in the Far East and Germany. While I increased the fund's weightings in cyclicals toward the end of the period so that their representation approached that found in the index, I didn't match that weighting because I remained unconvinced that the recovery would be as strong as many investors expect. The fund's bank holdings also held back its performance at the beginning of the period.

Q. THE FUND MAINTAINS A HEAVY WEIGHTING IN TELECOMMUNICATIONS STOCKS, INCLUDING NOKIA AND ERICSSON . . .

A. That's true, although I pared back the fund's investments in Nokia during the period because I felt that, while the company's long-term outlook was positive, it wasn't strong enough to warrant the stock's high current valuation. Nokia's stock performed quite well due to consistently solid earnings that met or beat estimates, largely due to continued strong cellular handset sales. Ericsson did not do as well as Nokia recently because of some internal problems, but the stock still rose based on the company's potential and sound cellular infrastructure business.

Q. WHICH OTHER STOCKS PERFORMED WELL? WHICH WERE DISAPPOINTMENTS?

A. Besides Nokia and Ericsson, ABB did well. A Swedish power company, ABB's stock rose as it restructured by divesting itself of low-returning businesses, and redeploying capital into higher-growth acquisitions. Hennes & Mauritz, a Swedish retailer, continued to succeed at rolling out its stores in new markets throughout Europe. On the down side, the fund's bank investments - including Den Danske Bank, Svenska Handelsbanken and ForeningsSparbanken - suffered from the market's rotation out of this sector and into cyclicals. In addition, there was concern that interest rates have dropped so low that the banks' net interest income would be affected. Tele Danmark also struggled because of concerns that increasing competition in the Danish telephone market would put downward pressure on fixed-line and cellular rates in that country.

Q. WHAT'S YOUR OUTLOOK?

A. All in all, the environment looked pretty good for the Nordic markets at the end of the period. Sweden was still enjoying very high consumer spending, low inflation and steady growth. While the Oslo exchange was buoyed by higher oil prices, the Norwegian onshore economy was starting to grow more slowly. Many stocks could witness a high correlation between the price of oil and their performance. Denmark appeared to have the potential for further interest-rate cuts that should prove positive for the economy. And Finland looked to have good growth prospects, with less negative impact from problems from its neighbor, Russia, than expected.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)
FUND FACTS

GOAL: long-term growth of capital by investing mainly in equity securities of issuers in Denmark, Finland, Norway and Sweden

FUND NUMBER: 342

TRADING SYMBOL: FNORX

START DATE: November 1, 1995

SIZE: as of April 30, 1999, more than $99 million

MANAGER: Trygve Toraasen, since 1998;
associate portfolio manager, Fidelity Nordic
Fund, 1997-1998; research analyst,
1994-1998; joined Fidelity in 1994

NORDIC

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999
United States 5.5%
Denmark 11.5%
Finland 24.7%
Sweden 49.8%
Norway 8.5%

Row: 1, Col: 1, Value: 11.5
Row: 1, Col: 2, Value: 24.7
Row: 1, Col: 3, Value: 8.5
Row: 1, Col: 4, Value: 49.8
Row: 1, Col: 5, Value: 5.5

AS OF OCTOBER 31, 1998

Norway 2.8%
United States 2.3%
Denmark 15.5%
Sweden 48.4%
Finland 31.0%

Row: 1, Col: 1, Value: 2.8
Row: 1, Col: 2, Value: 15.5
Row: 1, Col: 3, Value: 31.0
Row: 1, Col: 4, Value: 48.4
Row: 1, Col: 5, Value: 2.3

ASSET ALLOCATION

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                        MONTHS AGO

Stock                           96.1                     97.7

Short-term investments          3.9                      2.3

TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                        THESE STOCKS 6 MONTHS AGO

Nokia AB (Finland,              12.7                     17.3
Communications Equipment)

Ericsson (L.M.) Telefon AB      11.9                     11.4
Class B (Sweden, Electrical
Equipment)

ABB AB Series A (Sweden,        4.6                      1.8
Holding Companies)

Skandia Foersaekrings AB        4.0                      2.1
(Sweden, Insurance)

Hennes & Mauritz AB Class B     3.9                      3.3
(Sweden, Apparel Stores)

Svenska Handelsbanken           2.7                      3.0
(Sweden, Banks)

Volvo AB Class B  (Sweden,      2.7                      2.2
Autos, Tires,  & Accessories)

NCL Holdings AS  (Norway,       2.6                      1.3
Entertainment)

Tele Danmark AS Class B         2.6                      2.6
(Denmark, Telephone Services)

Skandinaviska Enskilda Banken   2.4                      0.7
Class A (Sweden, Banks)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

FINANCE                         19.9                     17.7

TECHNOLOGY                      15.3                     19.0

INDUSTRIAL MACHINERY &          13.9                     15.0
EQUIPMENT

BASIC INDUSTRIES                7.2                      3.4

DURABLES                        6.0                      4.2

SERVICES                        5.7                      3.8

UTILITIES                       5.2                      7.6

HOLDING COMPANIES               4.6                      1.8

RETAIL & WHOLESALE              4.2                      4.2

MEDIA & LEISURE                 4.1                      5.4


NORDIC

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.1%

                                 SHARES                    VALUE (NOTE 1)

DENMARK - 11.5%

Carlsberg AS Class B              10,420                   $ 492,718

Danisco AS                        9,720                     455,396

Den Danske Bank Group AS          5,199                     599,697

Falck AS                          11,060                    850,503

GN Store Nordic AS                37,680                    1,287,802

International Service Systems     19,200                    1,129,219
AS Class B

Novo-Nordisk AS Class B           7,089                     696,564

Ratin AS Class B                  3,570                     615,149

Sondagsavisen AS (Reg.)           8,870                     555,780

Sydbank AS                        14,730                    497,139

Tele Danmark AS Class B           24,150                    2,493,343

Unidanmark AS Class A             6,360                     437,453

Vestas Wind Systems AS (a)        15,300                    1,045,826

                                                            11,156,589

FINLAND - 24.7%

Eimo Oyj (a)                      13,000                    236,748

Hackman OY AB Class A             10,600                    269,359

Helsinki Telephone Corp.          9,800                     414,012
Class E

Jaakko Poyry Group Oyj            27,250                    311,605

JOT Automation Group Oyj          4,800                     153,124

KCI (Konecranes International)    6,390                     236,801

Merita Ltd. Series A              183,800                   1,099,532

Metra OY Series B                 8,100                     201,971

Metsa-Serla Ltd. Class B Free     139,220                   1,193,990
Shares

Okobank Class A                   23,180                    206,161

Nokia AB                          166,300                   12,337,372

Pohjola Group Insurance Corp.     18,781                    891,857
Class B

Raisio Group PLC                  62,800                    575,161

Sampo Insurance Co. Ltd.          23,810                    751,511

Sonera Group PLC                  32,300                    642,946

Sponda Oyj                        35,600                    190,351

Stora Enso Oyj                    120,570                   1,410,638

Talentum OY Class B               22,380                    296,199

Teito Corp. Class B               13,114                    523,468

UPM-Kymmene Corp.                 67,210                    2,038,790

                                                            23,981,596

NORWAY - 8.5%

Agresso Group ASA (a)             46,600                    140,428

Christiania Bank Og               210,400                   809,407
Kreditkasse

Den Norske Bank ASA Class A       163,500                   591,244
Free shares

Hafslund ASA Series B             112,700                   419,104

Kvaerner ASA Class B              22,700                    369,683

Kvaerner ASA                      25,300                    506,110

NCL Holdings AS (a)               971,817                   2,504,844

Norsk Hydro AS                    48,700                    2,182,610

Storebrand ASA (a)                106,800                   773,784

                                                            8,297,214



                                 SHARES                    VALUE (NOTE 1)

SWEDEN - 49.8%

ABB AB Series A                   318,777                  $ 4,452,246

Assa Abloy AB Class B             12,850                    562,089

Atlas Copco AB Series B           21,800                    575,259

Avesta Sheffield AB               58,000                    249,569

Biora AB sponsored ADR (a)        18,300                    221,888

Electrolux AB                     105,000                   2,134,222

Ericsson (L.M.) Telefon AB        428,300                   11,564,100
Class B

Europolitan Holdings AB           6,580                     560,789

ForeningsSparbanken AB Series     39,450                    867,507
A

Gambro AB Series B                23,300                    245,106

Hemkopskedjan AB Series B         38,410                    303,613

Hennes & Mauritz AB Class B       44,000                    3,802,256

IBS (International Business       27,706                    490,698
Systems) AB Class B Free
shares (a)

Investor AB Class B Free          50,000                    2,276,266
shares

Munters AB                        50,850                    525,853

Munters AB (c)                    8,300                     85,832

NCC AB Series B                   25,500                    266,733

Netcom AB Series B (a)            14,600                    470,302

Nobel Biocare AB                  34,920                    554,128

Nordbanken Holding AB             137,913                   868,831

Scandic Hotels AB                 19,960                    593,137

Scania AB                         28,000                    777,140

Securitas AB Class B              134,400                   1,996,933

Skandia Foersaekrings AB          202,500                   3,923,439

Skandinaviska Enskilda Banken     180,616                   2,361,583
Class A

Skanska AB Class B                12,800                    508,933

SSAB Swedish Steel Series A       24,100                    306,517

Svenska Cellulosa AB (SCA)        60,500                    1,549,733
Class B

Svenska Handelsbanken             69,732                    2,619,229

Volvo AB Class B                  98,118                    2,600,128

                                                            48,314,059

UNITED STATES OF AMERICA - 1.6%

Pharmacia & Upjohn, Inc. unit     27,400                    1,524,231

TOTAL COMMON STOCKS                                         93,273,689
(Cost $73,230,731)

CASH EQUIVALENTS - 3.9%



Taxable Central Cash Fund (b)     3,785,757                 3,785,757
(Cost $3,785,757)

TOTAL INVESTMENT IN                                         $ 97,059,446
SECURITIES - 100%
(Cost $77,016,488)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $85,832 or 0.1% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $49,790,852 and $72,664,099, respectively.

The fund participated in the bank borrowing program as a borrower. The average daily balances during the period for which loans were outstanding amounted to $1,313,000. The weighted average interest rate was 5.18%.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $77,228,695. Net unrealized appreciation aggregated $19,830,751, of which $23,735,621 related to appreciated investment securities and $3,904,870 related to depreciated investment securities.

At October 31, 1998, the fund had a capital loss carryforward of approximately $8,285,000, all of which will expire on October 31, 2006.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

AEROSPACE & DEFENSE           0.2%

BASIC INDUSTRIES              7.2

CASH EQUIVALENTS              3.9

CONSTRUCTION & REAL ESTATE    2.5

DURABLES                      6.0

ENERGY                        2.3

FINANCE                       19.9

HEALTH                        3.4

HOLDING COMPANIES             4.6

INDUSTRIAL MACHINERY &        13.9
EQUIPMENT

MEDIA & LEISURE               4.1

NONDURABLES                   1.6

RETAIL & WHOLESALE            4.2

SERVICES                      5.7

TECHNOLOGY                    15.3

UTILITIES                       5.2

                              100.0%

NORDIC

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                             APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 97,059,446
value  (cost $77,016,488) -
See accompanying schedule

Receivable for investments                    16,442,511
sold

Receivable for fund shares                    61,980
sold

Dividends receivable                          611,080

Interest receivable                           2,467

Redemption fees receivable                    71

 TOTAL ASSETS                                 114,177,555

LIABILITIES

Payable for investments        $ 13,896,482
purchased

Payable for fund shares         343,944
redeemed

Accrued management fee          63,131

Other payables and accrued      73,176
expenses

 TOTAL LIABILITIES                            14,376,733

NET ASSETS                                   $ 99,800,822

Net Assets consist of:

Paid in capital                              $ 78,736,132

Undistributed net investment                  855,725
income

Accumulated undistributed net                 172,744
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   20,036,221
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 5,136,463                    $ 99,800,822
shares outstanding

NET ASSET VALUE and                           $19.43
redemption price per share
($99,800,822 (divided by)
5,136,463 shares)

Maximum offering price per                    $20.03
share (100/97.00 of $19.43)

STATEMENT OF OPERATIONS
                                             SIX MONTHS ENDED APRIL 30,
                                             1999 (UNAUDITED)

INVESTMENT INCOME                            $ 1,673,374
Dividends

Interest                                      55,980

                                              1,729,354

Less foreign taxes withheld                   (244,957)

 TOTAL INCOME                                 1,484,397

EXPENSES

Management fee                   $ 402,712

Transfer agent fees               169,387

Accounting fees and expenses      34,395

Non-interested trustees'          182
compensation

Custodian fees and expenses       27,732

Registration fees                 13,968

Audit                             14,980

Legal                             274

Interest                          6,272

Miscellaneous                     9

 Total expenses before            669,911
reductions

 Expense reductions               (41,239)    628,672

NET INVESTMENT INCOME                         855,725

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            9,236,499

 Foreign currency transactions    (11,448)    9,225,051

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            7,940,112

 Assets and liabilities in        (4,103)     7,936,009
foreign currencies

NET GAIN (LOSS)                               17,161,060

NET INCREASE (DECREASE) IN                   $ 18,016,785
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 66,508
charges paid to FDC

 Sales charges - Retained by                 $ 66,508
FDC

Expense reductions Directed                  $ 40,640
brokerage arrangements

 Custodian credits                            2

 Transfer agent credits                       597

                                             $ 41,239

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 855,725                   $ 204,042
income

 Net realized gain (loss)         9,225,051                   (9,029,156)

 Change in net unrealized         7,936,009                   4,055,394
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       18,016,785                  (4,769,720)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                           (302,313)
From net investment income

 From net realized gain           -                           (5,108,510)

 TOTAL DISTRIBUTIONS              -                           (5,410,823)

Share transactions Net            26,051,410                  137,620,320
proceeds from sales of shares

 Reinvestment of distributions    -                           5,325,815

 Cost of shares redeemed          (46,203,475)                (104,656,126)

 NET INCREASE (DECREASE) IN       (20,152,065)                38,290,009
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   77,745                      471,151

  TOTAL INCREASE (DECREASE)       (2,057,535)                 28,580,617
IN NET ASSETS

NET ASSETS

 Beginning of period              101,858,357                 73,277,740

 End of period (including        $ 99,800,822                $ 101,858,357
undistributed net investment
income of $855,725 and
$178,966, respectively)

OTHER INFORMATION Shares

 Sold                             1,381,503                   7,537,796

 Issued in reinvestment of        -                           375,060
distributions

 Redeemed                         (2,510,710)                 (6,243,438)

 Net increase (decrease)          (1,129,207)                 1,669,418


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1998                     1997      1996 G

Net asset value, beginning of    $ 16.26                          $ 15.94                  $ 12.77   $ 10.00
period

Income from Investment
Operations

Net investment income D           .14                              .03                      .10       .17 H

Net realized and unrealized       3.02                             1.46 I                   3.19      2.57
gain (loss)

Total from investment             3.16                             1.49                     3.29      2.74
operations

Less Distributions

 From net investment income       -                                (.07)                    (.05)     -

From net realized gain            -                                (1.18)                   (.10)     -

Total distributions               -                                (1.25)                   (.15)     -

Redemption fees added to paid     .01                              .08                      .03       .03
in capital

Net asset value, end of period   $ 19.43                          $ 16.26                  $ 15.94   $ 12.77

TOTAL RETURN B, C                 19.50%                           10.99%                   26.24%    27.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 99,801                         $ 101,858                $ 73,278  $ 30,871
(000 omitted)

Ratio of expenses to average      1.24% A                          1.35%                    1.42%     2.00% E
net assets

Ratio of expenses to average      1.16% A, F                       1.35%                    1.42%     2.00%
net assets after expense
reductions

Ratio of net investment           1.58% A                          .20%                     .67%      1.52%
income to average net assets

Portfolio turnover rate           96% A                            69%                      74%       35%


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D NET INVESTMENT INCOME  PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

G FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO
OCTOBER 31, 1996.

H INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND  WHICH
AMOUNTED TO $.16 PER SHARE.

I THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.

PACIFIC BASIN

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY PACIFIC BASIN         35.62%         29.31%       0.71%         31.60%

FIDELITY PACIFIC BASIN         31.55%         25.43%       -2.31%        27.65%
(INCL. 3.00% SALES CHARGE)

MSCI Pacific                   27.60%         20.31%       -14.68%       -19.45%

Pacific Region Funds Average   31.39%         15.14%       -16.36%       56.30%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Pacific Index - a market capitalization-weighted index of over 400 stocks traded in five Pacific-region markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 51 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY PACIFIC BASIN         29.31%       0.14%         2.78%

FIDELITY PACIFIC BASIN         25.43%       -0.47%        2.47%
(INCL. 3.00% SALES CHARGE)

MSCI Pacific                   20.31%       -3.13%        -2.14%

Pacific Region Funds Average   15.14%       -3.85%        4.10%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS

             Pacific Basin               MS Pacific (Net MA tax)
             00302                       MS003
  1989/04/30       9700.00                    10000.00
  1989/05/31       9323.54                     9441.23
  1989/06/30       8890.62                     9020.31
  1989/07/31       9950.97                    10190.95
  1989/08/31       9417.66                     9560.45
  1989/09/30      10195.67                    10144.77
  1989/10/31       9900.78                     9873.25
  1989/11/30      10220.76                    10343.28
  1989/12/31      10362.37                    10354.52
  1990/01/31      10009.78                     9768.66
  1990/02/28       9382.94                     8820.62
  1990/03/31       8801.81                     7232.20
  1990/04/30       8703.87                     7280.87
  1990/05/31       9546.18                     8292.24
  1990/06/30       9689.83                     7958.15
  1990/07/31      10016.31                     7897.73
  1990/08/31       8684.28                     7144.33
  1990/09/30       7267.37                     6024.24
  1990/10/31       8416.57                     7325.71
  1990/11/30       7646.08                     6513.35
  1990/12/31       7542.42                     6790.61
  1991/01/31       7687.98                     7002.25
  1991/02/28       8382.68                     7865.46
  1991/03/31       8276.82                     7437.00
  1991/04/30       8634.09                     7628.13
  1991/05/31       8574.55                     7598.60
  1991/06/30       8428.99                     7102.05
  1991/07/31       8534.85                     7341.57
  1991/08/31       7959.24                     6969.16
  1991/09/30       8455.45                     7517.39
  1991/10/31       8700.25                     7837.30
  1991/11/30       8290.05                     7333.10
  1991/12/31       8488.54                     7558.13
  1992/01/31       8270.20                     7265.29
  1992/02/29       8190.81                     6756.43
  1992/03/31       7674.75                     6113.88
  1992/04/30       7595.35                     5833.61
  1992/05/31       8204.04                     6288.60
  1992/06/30       8032.02                     5794.09
  1992/07/31       7674.75                     5713.55
  1992/08/31       7899.70                     6496.27
  1992/09/30       7846.77                     6347.42
  1992/10/31       7939.39                     6123.31
  1992/11/30       7906.31                     6238.79
  1992/12/31       7841.86                     6167.38
  1993/01/31       7922.02                     6155.90
  1993/02/28       8382.91                     6454.37
  1993/03/31       8950.68                     7234.08
  1993/04/30       9859.11                     8386.62
  1993/05/31      10340.04                     8630.61
  1993/06/30       9805.67                     8489.11
  1993/07/31      10326.68                     8991.01
  1993/08/31      10800.93                     9256.94
  1993/09/30      10827.65                     8910.73
  1993/10/31      11675.96                     9108.55
  1993/11/30      11101.52                     7823.40
  1993/12/31      12853.49                     8368.76
  1994/01/31      13202.18                     9337.49
  1994/02/28      13332.08                     9578.21
  1994/03/31      12333.88                     9049.48
  1994/04/30      12675.73                     9440.78
  1994/05/31      13051.77                     9665.37
  1994/06/30      12997.07                     9981.55
  1994/07/31      12969.72                     9767.40
  1994/08/31      13585.05                     9937.15
  1994/09/30      13407.29                     9688.44
  1994/10/31      13646.58                     9933.50
  1994/11/30      12525.32                     9379.19
  1994/12/31      12491.91                     9442.29
  1995/01/31      11334.54                     8845.99
  1995/02/28      11149.36                     8626.90
  1995/03/31      11504.28                     9289.23
  1995/04/30      11635.45                     9684.32
  1995/05/31      11566.01                     9296.96
  1995/06/30      11457.99                     8902.96
  1995/07/31      12206.42                     9544.85
  1995/08/31      12075.26                     9185.31
  1995/09/30      11936.37                     9270.40
  1995/10/31      11481.14                     8819.62
  1995/11/30      11380.83                     9253.26
  1995/12/31      11728.04                     9704.90
  1996/01/31      11905.51                     9721.36
  1996/02/29      11650.89                     9611.66
  1996/03/31      11959.52                     9906.45
  1996/04/30      12592.22                    10410.90
  1996/05/31      12237.29                     9959.13
  1996/06/30      12399.32                     9961.18
  1996/07/31      11766.62                     9503.47
  1996/08/31      11535.15                     9253.27
  1996/09/30      11874.64                     9555.25
  1996/10/31      11303.67                     9111.69
  1996/11/30      11735.76                     9359.10
  1996/12/31      11403.85                     8872.64
  1997/01/31      10697.90                     8126.45
  1997/02/28      10922.87                     8296.29
  1997/03/31      10628.08                     7992.65
  1997/04/30      10969.42                     8159.45
  1997/05/31      12094.29                     8958.34
  1997/06/30      12660.60                     9513.76
  1997/07/31      12986.43                     9286.95
  1997/08/31      11411.61                     8366.43
  1997/09/30      11690.89                     8334.89
  1997/10/31      10403.11                     7323.45
  1997/11/30      10046.25                     6920.88
  1997/12/31       9681.96                     6617.33
  1998/01/31      10141.12                     6976.59
  1998/02/28      10164.87                     7227.47
  1998/03/31       9681.96                     6829.67
  1998/04/30       9871.95                     6694.92
  1998/05/31       9452.38                     6240.74
  1998/06/30       9294.05                     6228.94
  1998/07/31       9460.29                     6120.87
  1998/08/31       8351.97                     5397.68
  1998/09/30       8621.14                     5380.47
  1998/10/31       9412.79                     6312.69
  1998/11/30      10061.95                     6603.07
  1998/12/31      10481.90                     6787.56
  1999/01/31      10497.75                     6836.97
  1999/02/28      10370.89                     6703.93
  1999/03/31      11782.22                     7549.43
  1999/04/30      12765.40                     8054.71
IMATRL PRASUN   SHR__CHT 19990430 19990514 094056 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on April 30, 1989, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1999, the value of the investment would have grown to $12,765 - a 27.65% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Pacific Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $8,055 - a 19.45% decrease.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

PACIFIC BASIN

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of William Kennedy)

NOTE TO SHAREHOLDERS: William Kennedy became Portfolio Manager of
Fidelity Pacific Basin Fund on December 31, 1998.

Q. HOW DID THE FUND PERFORM, BILL?

A. The fund did well on both an absolute basis and relative to its benchmarks. For the six months that ended April 30, 1999, the fund returned 35.62%. That compared favorably with the 27.60% return recorded by the Morgan Stanley Capital International Pacific Index and the 31.39% return posted by the Pacific region funds average tracked by Lipper Inc. For the 12 months that ended April 30, 1999, the fund returned 29.31%, again substantially bettering the returns of the index and the average, which were 20.31% and 15.14%, respectively.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. The fund benefited from strong stock selection in Japanese small-capitalization stocks, particularly in the software sector. Compared to their U.S. counterparts, Japanese companies have been slow to make the necessary expenditures for software and the information technology infrastructure required by that software. Now they are playing catch-up, and the result was healthy sales for Japanese software companies. Another helpful influence relative to the index was the fund's larger weighting in telecommunications stocks.

Q. WHAT ABOUT BIG-PICTURE, MACROECONOMIC CONSIDERATIONS?

A. Stock markets in the Pacific Basin experienced a resurgence partly because the region's currencies were relatively stable during the period. Currency risk is one factor that tends to make foreign investments riskier than U.S.-based ones, and the area's volatile currencies were particularly instrumental in scaring off potential investors during much of 1998. In addition, when the period began, investor sentiment toward Japan - by far the largest country allocation in the fund and the index - was so negative that those stocks were due for a rebound. Furthermore, investors responded to concrete initiatives by the Japanese government to rebuild the ailing financial services sector, including a bank bailout program and the adoption of new banking laws.

Q. YOU TOOK OVER THE FUND AT THE END OF 1998. CAN YOU COMMENT ON SOME OF THE CHANGES YOU MADE SINCE THEN?

A. Sure. I tried to bring the fund's country and sector allocations closer to those of the index. My thinking is that, rather than making bets on specific countries or sectors, I'd prefer to rely on Fidelity's stock-picking expertise to add value for the fund's shareholders. Consequently, I added to the fund's investments in Hong Kong and decreased its Australian holdings. Sector changes included buying more bank stocks in Japan, Singapore and Hong Kong, thereby raising the fund's allocation of finance stocks from the 12.0% reported last fall to 17.8% at the end of the period. The fund's weighting of utilities also rose - from the 4.6% mentioned in the previous annual report to 12.2% at the period's conclusion. I paid for these purchases, in part, by liquidating some holdings in the technology sector, where the fund had been overweighted relative to the index.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. Hikari Tsushin was one of the fund's most positive contributors. The company, a provider of mobile telephone services for the retail market, benefited from strong consumer demand and healthy incentive programs from suppliers. Another helpful holding was Nippon Telegraph & Telephone, which enjoyed robust performance from its mobile communications and software services subsidiaries. Fuji Soft ABC was an example of the resurgent Japanese software group.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. Riso Kagaku hurt performance. The company, which makes low-end printing machines, suffered from mediocre earnings prospects, and I sold the stock shortly after taking over the fund. Goodman Fielder, a retail food business in Australia, underperformed due to downwardly revised profit estimates from the company. The fund no longer holds that stock.

Q. WHAT'S YOUR OUTLOOK, BILL?

A. The economies of Southeast Asia appear to be improving much more rapidly than most observers expected. In particular, the countries with significant structural problems, such as Thailand and Indonesia, have done much to alleviate those problems. The continuing improvement of Japan, of course, is one key to a thorough revitalization of the region. That said, my focus will remain firmly bottom-up, with the goal of selecting the best stocks available for the fund's shareholders.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)
FUND FACTS

GOAL: long-term growth of capital by investing mainly in equity securities of Pacific Basin issuers

FUND NUMBER: 302

TRADING SYMBOL: FPBFX

START DATE: October 1, 1986

SIZE: as of April 30, 1999, more than $327 million

MANAGER: William Kennedy, since December
1998; Hong Kong research director, 1996-1998;
analyst, regional power sector and Indian companies, 1994-1996; joined Fidelity in 1994

PACIFIC BASIN

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999

United States 4.8%
Australia 9.6%
Singapore 2.8%
Other 2.2%
Hong Kong 7.9%
Japan  72.7%

Row: 1, Col: 1, Value: 9.6
Row: 1, Col: 2, Value: 7.9
Row: 1, Col: 3, Value: 72.7
Row: 1, Col: 4, Value: 2.2
Row: 1, Col: 5, Value: 2.8
Row: 1, Col: 6, Value: 4.8

AS OF OCTOBER 31, 1998
United States 5.6%
Australia 11.0%
Singapore 1.5%
Other 2.0%
Hong Kong 5.0%
Japan 74.9%

Row: 1, Col: 1, Value: 11.0
Row: 1, Col: 2, Value: 5.0
Row: 1, Col: 3, Value: 74.90000000000001
Row: 1, Col: 4, Value: 2.0
Row: 1, Col: 5, Value: 1.5
Row: 1, Col: 6, Value: 5.6

ASSET ALLOCATION

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 6
                                                        MONTHS AGO

Stocks                          95.2                     94.4

Bonds                           -                        0.5

Short-term investments          4.8                      5.1

TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Nippon Telegraph & Telephone    3.7                      0.7
Corp. (Japan, Telephone
Services)

Bank of Tokyo-Mitsubishi Ltd.   3.0                      0.3
(Japan, Banks)

Toyota Motor Corp. (Japan,      2.5                      3.1
Autos, Tires, & Accessories)

Honda Motor Co. Ltd. (Japan,    2.1                      1.6
Autos, Tires, & Accessories)

Takeda Chemical Industries      1.9                      1.9
Ltd. (Japan, Drugs &
Pharmaceuticals)

Hutchison Whampoa Ltd. (Hong    1.7                      0.4
Kong, Electrical Equipment)

Matsushita Electric             1.5                      1.8
Industrial Co. Ltd. (Japan,
Consumer Electronics)

NTT Mobile Communication        1.3                      0.8
Network, Inc. (Japan,
Cellular)

Sumitomo Bank Ltd. Japan        1.3                      0.0
(Japan, Banks)

Shohkoh Fund & Co. Ltd.         1.3                      1.4
(Japan, Credit & Other
Finance)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

FINANCE                         17.8                     12.0

TECHNOLOGY                      17.3                     22.0

UTILITIES                       12.2                     4.6

DURABLES                        11.1                     14.5

INDUSTRIAL MACHINERY &          6.1                      9.0
EQUIPMENT

BASIC INDUSTRIES                5.8                      2.4

RETAIL & WHOLESALE              4.5                      5.0

NONDURABLES                     4.3                      3.2

CONSTRUCTION & REAL ESTATE      4.1                      1.8

MEDIA & LEISURE                 3.9                      6.8


PACIFIC BASIN

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 95.2%

                                 SHARES                      VALUE (NOTE 1)

AUSTRALIA - 9.6%

Amcor Ltd.                        121,500                    $ 654,001

AMP Ltd.                          122,400                     1,428,754

Australia & New Zealand           93,808                      742,618
Banking  Group Ltd.

Brambles Industries Ltd.          24,553                      721,054

Broken Hill Proprietary Co.       283,676                     3,205,114
Ltd. (The)

Cable & Wireless Optus Ltd.       268,800                     604,421
(a)

Cochlear Ltd.                     82,500                      635,640

Coles Myer Ltd.                   126,900                     673,836

Colonial Ltd.                     129,739                     488,218

Commonwealth Bank of Australia    31,700                      576,846

F.H. Faulding & Co. Ltd.          107,044                     601,745

Harvey Norman Holdings Ltd.       57,994                      582,986

HIH Insurance Ltd.                274,497                     352,185

John Fairfax Holdings Ltd.        242,100                     670,873

Lend Lease Corp. Ltd.             103,700                     1,397,221

Macquarie Bank Ltd.               65,100                      815,871

Mirvac Ltd.                       119,700                     183,660

National Australia Bank Ltd.      193,333                     3,761,664

News Corp. Ltd.                   460,879                     3,860,017

Perpetual Trustees Australia      39,800                      550,124
Ltd.

Rio Tinto Ltd.                    38,600                      649,690

Smith (Howard) Ltd.               55,888                      475,177

Tabcorp Holdings Ltd.             135,000                     1,097,279

Telstra Corp. Ltd.                521,700                     2,829,216

Westfield Holdings Ltd.           131,000                     866,369

Westpac Banking Corp.             293,694                     2,240,690

WMC Ltd.                          147,000                     634,836

                                                              31,300,105

HONG KONG - 7.9%

Cheung Kong Holdings Ltd.         307,000                     2,792,241

Dairy Farm International          510,000                     754,800
Holdings Ltd.

Dao Heng Bank Group Ltd.          400,000                     1,625,534

Hang Seng Bank Ltd.               260,000                     3,077,548

Hengan International Group        146,000                     48,972
Co. Ltd. (a)(c)

Hong Kong & China Gas Co.         578,000                     812,793
Ltd.

Hong Kong Telecommunications      1,356,000                   3,627,295
Ltd.

Hutchison Whampoa Ltd.            618,000                     5,541,135

Johnson Electric Holdings         691,000                     2,063,738
Ltd.

Li & Fung Ltd.                    400,000                     980,481

South China Morning Post          1,012,000                   610,362
Holdings

Sun Hung Kai Properties Ltd.      296,000                     2,596,726

Varitronix International Ltd.     300,000                     514,752

Wing Hang Bank Ltd.               214,000                     654,316

                                                              25,700,693

INDIA - 0.3%

Infosys Technologies Ltd. ADR     25,900                      1,069,994

JAPAN - 72.7%

Acom Co. Ltd.                     26,400                      1,979,226

Aderans Co. Ltd.                  15,000                      606,886



                                 SHARES                      VALUE (NOTE 1)

Aeon Credit Service Ltd.          20,900                     $ 1,803,233

Aiful Corp.                       34,800                      2,848,015

Ajinomoto Co., Inc.               86,000                      994,857

Alps Electric Co. Ltd.            56,000                      949,908

Aruze Corp.                       20,000                      1,055,453

Asahi Chemical Industry Co.       185,000                     1,077,023
Ltd.

Asahi Glass Co. Ltd.              155,000                     1,186,715

Bank of Tokyo-Mitsubishi Ltd.     655,000                     9,667,532

Banyu Pharmaceutical Co. Ltd.     139,000                     2,561,568

BellSystem24, Inc.                1,200                       473,446

Benesse Corp.                     12,000                      1,001,173

Bridgestone Corp.                 68,000                      1,822,751

Canon, Inc.                       84,000                      2,054,615

Citizen Watch Co. Ltd.            206,000                     1,708,326

Dai Nippon Printing Co. Ltd.      92,000                      1,458,067

Daifuku Co. Ltd.                  97,000                      654,088

Dainippon Screen                  71,000                      344,949
Manufacturing Co. Ltd.

Daiwa Securities Co. Ltd.         214,000                     1,308,594

DDI Corp.                         591                         2,935,693

Don Quijote Co. Ltd.              4,500                       1,047,914

East Japan Railway Co.            245                         1,446,850

Fancl Corp.                       13,000                      1,851,231

Fuji Bank Ltd.                    522,000                     4,075,255

Fuji Coca-Cola Bottling Co.       72,000                      995,142
Ltd.

Fuji Heavy Industries Ltd.        290,000                     1,943,374

Fuji Machine Manufacturing        52,000                      1,855,587
Co. Ltd.

Fuji Photo Film Co. Ltd.          88,000                      3,324,510

Fuji Soft ABC, Inc.               38,600                      2,347,428

Fujitsu Ltd.                      240,000                     4,111,241

Fujitsu Support & Service,        10,000                      1,222,985
Inc.

Furukawa Electric Co. Ltd.        657,000                     2,872,793

Futaba Corp.                      16,000                      675,490

Hakuto Co. Ltd.                   22,000                      506,785

Heiwa Corp.                       47,000                      846,457

Hikari Tsushin, Inc.              8,000                       1,675,322

Hino Motors Ltd.                  290,000                     1,382,225

Hirose Electric Co. Ltd.          35,000                      3,254,314

Hitachi Information Systems,      100,000                     1,272,407
Ltd.

Hitachi Ltd.                      258,000                     1,883,400

Honda Motor Co. Ltd.              153,000                     6,760,687

Hoya Corp.                        24,000                      1,256,492

Ito-Yokado Co. Ltd.               67,000                      4,113,838

Japan Business Computer Co.       64,000                      1,007,874
Ltd.

Japan Telecom Co. Ltd.            93                          1,316,552

Japan Tobacco, Inc.               106                         1,065,505

Kaneka Corp.                      125,000                     1,010,429

Kao Corp.                         140,000                     3,553,359

Kawasaki Steel Corp.              375,000                     719,342

Kita Kyushu Coca-Cola             26,300                      1,282,174
Bottling Co. Ltd.

Kokusai Denshin Denwa             58,200                      3,529,636

Kokusai Securities Co. Ltd.       89,000                      1,110,823

Konami Co. Ltd.                   63,000                      2,216,452

Kyocera Corp.                     38,000                      2,256,827

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

JAPAN - CONTINUED

Matsushita Communication          21,000                     $ 1,507,539
Industrial Co. Ltd.

Matsushita Electric               253,000                     4,810,772
Industrial Co. Ltd.

Mikasa Coca-Cola Bottling Co.     35,000                      345,661

Mikuni Coca-Cola Bottling Co.     46,000                      963,310
Ltd.

Mirai Industry Co. Ltd.           41,000                      549,506

Misumi Corp.                      20,000                      594,739

Mitsubishi Electric Corp.         250,000                     873,262

Mitsubishi Estate Co. Ltd.        130,000                     1,329,620

Mitsubishi Trust & Banking        111,000                     1,218,043
Corp.

Mitsumi Electric Co. Ltd.         65,000                      1,241,414

NEC Corp.                         310,000                     3,702,965

NGK Insulators Ltd.               175,000                     2,132,895

NIC Corp.                         19,000                      421,762

Nichicon Corp.                    161,000                     2,124,099

Nidec Corp.                       11,000                      1,428,212

Nihon Unisys Ltd.                 33,000                      656,517

Nikko Securities Co. Ltd.         141,000                     809,055

Nikon Corp. (a)                   75,000                      1,030,323

Nippon Computer Systems Corp.     92,000                      1,286,983

Nippon Paper Industries Co.       110,000                     580,499
Ltd.

Nippon Steel Corp.                1,000,000                   2,244,932

Nippon System Development Co.     43,000                      2,197,185

Nippon Telegraph & Telephone      1,107                       12,054,782
Corp.

Nippon Zeon Co. Ltd.              260,000                     1,724,912

Nitto Denko Corp.                 53,000                      1,007,790

Nomura Securities Co. Ltd.        195,000                     2,103,870

NTT Mobile Communication          73                          4,280,449
Network, Inc. (a)

NTT Mobile Communication          43                          2,521,360
Network, Inc. (c)

Oji Paper Co. Ltd.                135,000                     808,552

Omron Corp.                       100,000                     1,377,953

Oracle Corp. Japan                5,000                       611,493

Orix Corp.                        10,200                      821,092

Otsuka Kagu Ltd.                  10,500                      1,319,316

Paris Miki, Inc.                  31,020                      1,034,173

Q'Sai Co. Ltd.                    17,000                      549,673

Ricoh Co. Ltd.                    96,000                      924,778

Rohm Co. Ltd.                     18,000                      2,171,218

Ryohin Keikaku Co. Ltd.           6,600                       1,202,463

Sankyo Co. Ltd. (Gunma)           27,000                      936,338

Secom Ltd.                        33,000                      3,223,153

Senshukai Co. Ltd.                160,000                     1,757,078

Sharp Corp.                       169,000                     1,981,906

Shikoku Coca-Cola Bottling        22,000                      323,421
Co. Ltd.

Shimano, Inc.                     16,000                      407,438

Shin-Etsu Chemical Co. Ltd.       100,000                     3,183,113

Shohkoh Fund & Co. Ltd.           7,150                       4,192,494

Skylark Co. Ltd.                  65,000                      1,358,477

Softbank Corp.                    13,400                      1,783,598

Sony Chemicals Corp.              12,000                      608,142



                                 SHARES                      VALUE (NOTE 1)

Sony Corp.                        31,500                     $ 2,913,750

Sony Music Entertainment Ltd.     24,000                      1,749,037

Square Co. Ltd.                   40,000                      1,440,777

Sumitomo Bank Ltd. Japan          314,000                     4,250,494

Sumitomo Forestry Co. Ltd.        100,000                     745,518

Takasago Thermal Engineering      66,000                      586,028
Co. Ltd.

Takeda Chemical Industries        146,000                     6,347,294
Ltd.

Takefuji Corp.                    15,000                      1,243,927

Takefuji Corp. (c)                20,000                      1,658,569

THK Co. Ltd.                      135,300                     2,346,046

Tokyo Electric Power Co.          110,000                     2,349,640

Tokyo Electron Ltd.               14,000                      797,453

Tokyo Seimitsu Co. Ltd.           45,000                      2,491,623

Toyota Motor Corp.                284,000                     8,129,500

Uni-Charm Corp.                   14,000                      634,445

Union Tool Co.                    11,300                      832,970

World Co. Ltd.                    57,000                      3,156,056

Yamanouchi Pharmaceutical Co.     37,000                      1,171,553
Ltd.

                                                              237,445,823

MALAYSIA - 1.0%

Amway Holding BHD                 313,000                     650,711

Berjaya Sports Toto BHD           352,000                     602,105

Malaysian International           430,000                     678,947
Shipping BHD (For. Reg.)

Rothmans of Pall Mall             94,000                      680,263
Malaysia BHD

Tanjong PLC                       405,000                     847,303

                                                              3,459,329

NEW ZEALAND - 0.6%

Fletcher Challenge Ltd.           129,700                     214,741
Building Division

Lion Nathan Ltd.                  216,100                     543,940

Telecom Corp. of New Zealand      212,000                     1,102,814
Ltd.

                                                              1,861,495

PHILIPPINES - 0.0%

Oriental Petroleum & Mineral      7,771,657                   777
Corp. Class B (a)

SINGAPORE - 2.8%

Allgreen Properties Ltd.          39,000                      23,685

Datacraft Asia Ltd.               323,000                     1,014,220

Development Bank of Singapore     88,000                      933,962
Ltd.  (For. Reg.)

Natsteel Electronics Ltd.         195,000                     655,366

Oversea-Chinese Banking Corp.     117,000                     1,096,875
 (For. Reg.)

Overseas Union Bank Ltd.          144,000                     738,679

Pacific Internet Ltd. (a)         100                         7,938

Singapore Airlines Ltd. (For.     95,000                      873,821
Reg.)

Singapore Press Holdings Ltd.     64,694                      953,626

Singapore Telecommunications      773,000                     1,431,144
Ltd.

United Overseas Bank Ltd.         103,000                     795,578
(For. Reg.)

Venture Manufacturing             116,000                     636,085
Singapore Ltd.

                                                              9,160,979

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TAIWAN - 0.3%

Taiwan Semiconductor              331,000                    $ 1,118,517
Manufacturing Co. Ltd.

UNITED KINGDOM - 0.0%

HSBC Holdings PLC                 1,150                       43,315

TOTAL COMMON STOCKS                                           311,161,027
(Cost $240,598,660)

CASH EQUIVALENTS - 4.8%



Taxable Central Cash Fund (b)     15,553,521                  15,553,521
(Cost $15,553,521)

TOTAL INVESTMENT IN                                           $ 326,714,548
SECURITIES - 100%
(Cost $256,152,181)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,228,901 or 1.3% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $201,164,861 and $146,506,315, respectively.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $256,197,034. Net unrealized appreciation aggregated $70,517,514, of which $73,977,375 related to appreciated investment securities and $3,459,861 related to depreciated investment securities.

At October 31, 1998, the fund had a capital loss carryforward of approximately $95,690,000 of which $10,408,000, $17,259,000,
$35,042,000 and $32,981,000 will expire on October 31, 2003, 2004,
2005 and 2006, respectively.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

BASIC INDUSTRIES              5.8%

CASH EQUIVALENTS              4.8

CONSTRUCTION & REAL ESTATE    4.1

DURABLES                      11.1

FINANCE                       17.8

HEALTH                        3.9

INDUSTRIAL MACHINERY &        6.1
EQUIPMENT

MEDIA & LEISURE               3.9

NONDURABLES                   4.3

PRECIOUS METALS               0.2

RETAIL & WHOLESALE            4.5

SERVICES                      2.8

TECHNOLOGY                    17.3

TRANSPORTATION                1.2

UTILITIES                      12.2

                              100.0%

PACIFIC BASIN

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                            APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 326,714,548
value  (cost $256,152,181) -
 See accompanying schedule

Foreign currency held at                     855,612
value  (cost $726,282)

Receivable for investments                   2,142,510
sold

Receivable for fund shares                   1,748,662
sold

Dividends receivable                         562,805

Interest receivable                          50,396

Redemption fees receivable                   1,244

 TOTAL ASSETS                                332,075,777

LIABILITIES

Payable for investments        $ 3,725,287
purchased

Payable for fund shares         443,025
redeemed

Accrued management fee          237,757

Other payables and accrued      423,364
expenses

 TOTAL LIABILITIES                           4,829,433

NET ASSETS                                  $ 327,246,344

Net Assets consist of:

Paid in capital                             $ 347,107,185

Distributions in excess of                   (4,641,444)
net investment income

Accumulated undistributed net                (85,633,095)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  70,413,698
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 20,320,052                  $ 327,246,344
shares outstanding

NET ASSET VALUE and                          $16.10
redemption price per share
($327,246,344 (divided by)
20,320,052 shares)

Maximum offering price per                   $16.60
share (100/97.00 of $16.10)

STATEMENT OF OPERATIONS
                                              SIX MONTHS ENDED APRIL 30,
                                              1999 (UNAUDITED)

INVESTMENT INCOME                             $ 1,225,342
Dividends

Interest                                       264,683

                                               1,490,025

Less foreign taxes withheld                    (121,175)

 TOTAL INCOME                                  1,368,850

EXPENSES

Management fee Basic fee         $ 862,648

 Performance adjustment           360,751

Transfer agent fees               452,204

Accounting fees and expenses      72,411

Custodian fees and expenses       35,392

Registration fees                 13,141

Audit                             15,563

Legal                             451

 Total expenses before            1,812,561
reductions

 Expense reductions               (10,002)     1,802,559

NET INVESTMENT INCOME (LOSS)                   (433,709)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            10,193,293

 Foreign currency transactions    (16,943)     10,176,350

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            63,718,210

 Assets and liabilities in        (138,029)    63,580,181
foreign currencies

NET GAIN (LOSS)                                73,756,531

NET INCREASE (DECREASE) IN                    $ 73,322,822
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 131,428
charges paid to FDC

 Sales charges - Retained by                  $ 130,977
FDC

 Deferred sales charges                       $ 7,296
withheld   by FDC

Expense reductions Directed                   $ 5,095
brokerage arrangements

 Custodian credits                             1,107

 Transfer agent credits                        3,800

                                              $ 10,002

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (433,709)                 $ (321,268)
income (loss)

 Net realized gain (loss)         10,176,350                  (31,836,550)

 Change in net unrealized         63,580,181                  9,227,120
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       73,322,822                  (22,930,698)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (345,403)                   (4,350,839)
in excess of net investment
income

Share transactions Net            100,331,302                 63,798,234
proceeds from sales of shares

 Reinvestment of distributions    338,512                     4,301,574

 Cost of shares redeemed          (41,977,386)                (84,998,801)

 NET INCREASE (DECREASE) IN       58,692,428                  (16,898,993)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   112,520                     127,081

  TOTAL INCREASE (DECREASE)       131,782,367                 (44,053,449)
IN NET ASSETS

NET ASSETS

 Beginning of period              195,463,977                 239,517,426

 End of period (including        $ 327,246,344               $ 195,463,977
distributions in excess of
net investment income of
$4,641,444 and $3,862,332,
respectively)

OTHER INFORMATION Shares

 Sold                             6,952,260                   5,220,379

 Issued in reinvestment of        26,201                      352,299
distributions

 Redeemed                         (3,094,567)                 (7,003,769)

 Net increase (decrease)          3,883,894                   (1,431,091)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1998                     1997       1996       1995

Net asset value, beginning of    $ 11.89                          $ 13.41                  $ 14.65    $ 14.88    $ 19.96
period

Income from Investment
Operations

Net investment income (loss)      (.02) D                          (.02) D                  (.01) D    .05 D      .07 D

Net realized and unrealized       4.24                             (1.26)                   (1.16)     (.29)      (3.12)
gain (loss)

Total from investment             4.22                             (1.28)                   (1.17)     (.24)      (3.05)
operations

Less Distributions

 From net investment income       -                                -                        (.01)      -          -

In excess of net investment       (.02)                            (.25)                    (.07)      -          (.02)
income

From net realized gain            -                                -                        -          -          (2.02)

Total distributions               (.02)                            (.25)                    (.08)      -          (2.04)

Redemption fees added to paid     .01                              .01                      .01        .01        .01
in capital

Net asset value, end of period   $ 16.10                          $ 11.89                  $ 13.41    $ 14.65    $ 14.88

TOTAL RETURN B, C                 35.62%                           (9.52)%                  (7.97)%    (1.55)%    (15.87)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 327,246                        $ 195,464                $ 239,517  $ 572,150  $ 317,635
(000 omitted)

Ratio of expenses to average      1.56% A                          1.73%                    1.32%      1.26%      1.32% E
net assets

Ratio of expenses to average      1.55% A, F                       1.72% F                  1.31% F    1.24% F    1.32%
net assets after  expense
reductions

Ratio of net investment           (.37)% A                         (.16)%                   (.04)%     .30%       .44%
income (loss) to average net
assets

Portfolio turnover rate           130% A                           57%                      42%        85%        65%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.





SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 17.48
period

Income from Investment
Operations

Net investment income (loss)      .10

Net realized and unrealized       2.78
gain (loss)

Total from investment             2.88
operations

Less Distributions

 From net investment income       (.01)

In excess of net investment       (.11)
income

From net realized gain            (.28)

Total distributions               (.40)

Redemption fees added to paid     -
in capital

Net asset value, end of period   $ 19.96

TOTAL RETURN B, C                 16.88%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 553,532
(000 omitted)

Ratio of expenses to average      1.54%
net assets

Ratio of expenses to average      1.54%
net assets after  expense
reductions

Ratio of net investment           .04%
income (loss) to average net
assets

Portfolio turnover rate           88%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


SOUTHEAST ASIA

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY SOUTHEAST ASIA        32.17%         19.53%       -11.35%       14.55%

FIDELITY SOUTHEAST ASIA        28.20%         15.94%       -14.01%       11.11%
(INCL. 3.00% SALES CHARGE)

MSCI Far East Free ex-Japan    43.96%         25.68%       -16.00%       20.52%

Pacific Region ex-Japan        33.45%         13.35%       -21.32%       n/a
Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International AC Far East Free ex-Japan Index - a market capitalization- weighted index of over 380 stocks traded in eight Asian markets, excluding Japan. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region ex-Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 85 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY SOUTHEAST ASIA        19.53%       -2.38%        2.28%

FIDELITY SOUTHEAST ASIA        15.94%       -2.97%        1.76%
(INCL. 3.00% SALES CHARGE)

MSCI Far East Free ex-Japan    25.68%       -3.43%        3.14%

Pacific Region ex-Japan        13.35%       -4.94%        n/a
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             Southeast Asia              MS FarEast x-JPN Fr Gross
             00351                       MS008
  1993/04/19       9700.00                    10000.00
  1993/04/30       9651.50                    10334.89
  1993/05/31      10078.30                    10929.98
  1993/06/30       9835.80                    10642.82
  1993/07/31       9826.10                    10715.96
  1993/08/31      10543.90                    11612.63
  1993/09/30      10873.70                    11974.11
  1993/10/31      12842.80                    14179.62
  1993/11/30      13240.50                    14084.20
  1993/12/31      15992.99                    17508.06
  1994/01/31      14696.78                    16312.13
  1994/02/28      14004.83                    15375.29
  1994/03/31      12221.33                    13702.83
  1994/04/30      12533.20                    14348.37
  1994/05/31      13069.22                    14960.14
  1994/06/30      12299.30                    14295.10
  1994/07/31      12952.27                    15093.47
  1994/08/31      14141.27                    16322.75
  1994/09/30      14131.52                    16059.95
  1994/10/31      14238.73                    16372.12
  1994/11/30      12845.07                    14812.82
  1994/12/31      12513.71                    14446.91
  1995/01/31      11198.01                    12897.43
  1995/02/28      12162.86                    14200.92
  1995/03/31      12318.79                    14269.05
  1995/04/30      12309.04                    14134.01
  1995/05/31      13712.45                    15856.11
  1995/06/30      13702.71                    15617.68
  1995/07/31      14053.56                    15864.27
  1995/08/31      13507.79                    15109.47
  1995/09/30      13683.21                    15371.66
  1995/10/31      13527.28                    15138.13
  1995/11/30      13293.38                    14979.13
  1995/12/31      14038.25                    15724.49
  1996/01/31      15771.98                    17165.65
  1996/02/29      15425.24                    17106.70
  1996/03/31      15296.45                    17244.40
  1996/04/30      15623.38                    17726.96
  1996/05/31      15682.82                    17554.45
  1996/06/30      15237.00                    17200.74
  1996/07/31      14038.25                    15961.51
  1996/08/31      14672.30                    16537.82
  1996/09/30      15147.84                    16955.48
  1996/10/31      14553.42                    16635.18
  1996/11/30      15603.56                    17587.62
  1996/12/31      15464.51                    17475.63
  1997/01/31      15454.22                    17729.59
  1997/02/28      15690.87                    17795.50
  1997/03/31      14620.81                    16822.86
  1997/04/30      14301.84                    16393.53
  1997/05/31      15124.97                    17225.98
  1997/06/30      15618.85                    17686.50
  1997/07/31      16123.01                    17772.64
  1997/08/31      14013.75                    14500.35
  1997/09/30      13231.78                    14391.39
  1997/10/31       9826.09                    10880.61
  1997/11/30       9754.06                    10188.55
  1997/12/31       9451.16                     9732.57
  1998/01/31       8882.44                     8912.96
  1998/02/28      10226.69                    10957.88
  1998/03/31      10195.67                    10690.41
  1998/04/30       9296.05                     9589.59
  1998/05/31       8044.86                     8104.40
  1998/06/30       7383.07                     7222.25
  1998/07/31       7269.33                     7021.87
  1998/08/31       6349.03                     5936.84
  1998/09/30       7093.54                     6576.50
  1998/10/31       8406.78                     8372.34
  1998/11/30       8944.48                     9134.88
  1998/12/31       8903.49                     9263.54
  1999/01/31       8582.17                     8960.88
  1999/02/28       8447.43                     8802.18
  1999/03/31       9204.07                     9791.62
  1999/04/30      11111.22                    12052.48
IMATRL PRASUN   SHR__CHT 19990430 19990527 143101 R00000000000076

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1999, the value of the investment would have been $11,111 - a 11.11% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Far East Free-ex Japan Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $12,052 - a 20.52% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

SOUTHEAST ASIA

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Allan Liu)

An interview with Allan Liu, Portfolio Manager of Fidelity Southeast
Asia Fund

Q. HOW DID THE FUND PERFORM, ALLAN?

A. The fund did quite well on an absolute basis, although performance was somewhat disappointing relative to the fund's benchmarks. For the six months that ended April 30, 1999, the fund had a total return of 32.17%, trailing the 43.96% return of the Morgan Stanley Capital International Combined Far East Free ex-Japan Index and the 33.45% return of the Pacific ex-Japan funds average tracked by Lipper Inc. For the 12 months that ended April 30, 1999, the fund's return was 19.53%, compared to 25.68% for the index and 13.35% for the average.

Q. WHY DID THE FUND UNDERPERFORM THE INDEX BY SUCH A WIDE MARGIN?

A. Early in the period, the fund was heavily biased toward defensive holdings - that is, companies in industries that tend to be less sensitive to economic fluctuations. For instance, utility, beverage, tobacco and telecommunications stocks are regarded as defensive. However, interest rates in most Southeast Asian countries fell quickly as investors began to appreciate the efforts of various Asian central banks to rebuild their balance sheets and implement banking reforms. Both local and foreign investors were more confident that the financial crisis was under control. At the same time, many companies in the region initiated significant restructuring efforts in order to become more competitive on a worldwide basis. These factors led to a sharp rally in Southeast Asian equity markets. In a strong rally, defensive stocks tend to lag stocks in other sectors. In addition, relative performance was hurt by having a lighter exposure to South Korean stocks, which were particularly strong during the period.

Q. WHAT CHANGES DID YOU MAKE IN RESPONSE TO THESE DEVELOPMENTS?

A. I sold some defensive holdings and bought stocks in sectors that were likely to respond to the improving economic conditions. The biggest sector change occurred in finance stocks, where the fund's weighting went from 9.8% six months ago to 28.5% at the end of the period. That's because banks tend to benefit substantially from lower interest rates. In terms of country weightings, I reduced the fund's holdings in Hong Kong and Taiwan, while increasing holdings in South Korea.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. HSBC Holdings - the fund's largest holding at the end of the period
- was one of the fund's best performers. The bank is well managed and was a major beneficiary of the region's sharply lower interest rates. Hutchison Whampoa, a Hong Kong conglomerate and the fund's second-largest holding at the period's end, continued to perform well on the basis of its balanced international exposure. Another strong holding, Taiwan Semiconductor, is one of the largest manufacturers of integrated circuits in the world. Healthy demand in the technology sector and the company's strong balance sheet were supportive of the stock.

Q. WHAT HOLDINGS DETRACTED FROM PERFORMANCE?

A. Swire Pacific - no longer in the fund's portfolio - was a negative influence on performance. One of this conglomerate's key operations is an airline, which didn't do well during the period. Phoenixtec Power Co. was another disappointing holding. The Taiwan-based company, which manufactures uninterruptable power systems and relies heavily on exports for its revenues, suffered from reduced profit margins when the Taiwanese currency strengthened.

Q. WHAT'S YOUR OUTLOOK, ALLAN?

A. We have probably seen the worst for most Southeast Asian economies. However, I believe it's important to continue to focus on companies that can compete effectively in a variety of economic environments. We could see further shocks to the system - for example, another currency devaluation in Asia or elsewhere. If U.S. interest rates rise substantially or the stock market goes through another correction, it could put downward pressure on Southeast Asian stocks. There also is the concern of whether companies will follow through on their stated intentions to restructure. So my approach will attempt to capitalize on the improving business prospects in the region while maintaining the fund's high standards by selecting companies with strong cash flows, healthy balance sheets and capable managements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)
FUND FACTS

GOAL: long-term growth of capital by investing mainly in equity securities of Southeast Asian issuers; the fund does not anticipate investing in Japan

FUND NUMBER: 351

TRADING SYMBOL: FSEAX

START DATE: April 19, 1993

SIZE: as of April 30, 1999, more than $304 million

MANAGER: Allan Liu, since inception; manager, various funds for non-U.S. investors; analyst, Southeast Asian markets, 1987-1990; joined
Fidelity in 1987

SOUTHEAST ASIA

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999

United States 5.3%
United Kingdom 7.7%
Hong Kong 35.9%
Thailand 3.8%
Taiwan 13.3%
Singapore 13.0%
Indonesia 1.5%
Other 1.2%
Korea (South) 15.3%
Malaysia 3.0%

Row: 1, Col: 1, Value: 35.9
Row: 1, Col: 2, Value: 1.5
Row: 1, Col: 3, Value: 15.3
Row: 1, Col: 4, Value: 3.0
Row: 1, Col: 5, Value: 1.2
Row: 1, Col: 6, Value: 13.0
Row: 1, Col: 7, Value: 13.3
Row: 1, Col: 8, Value: 3.8
Row: 1, Col: 9, Value: 7.7
Row: 1, Col: 10, Value: 5.3

AS OF OCTOBER 31, 1998

China 2.0%
United States 6.9%
United Kingdom 1.5%
Thailand 1.3%
Hong Kong 51.1%
Taiwan 17.2%
Singapore 11.8%
Other 3.1%
Malaysia 2.0%
Korea (South) 3.1%

Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 51.1
Row: 1, Col: 3, Value: 3.1
Row: 1, Col: 4, Value: 2.0
Row: 1, Col: 5, Value: 3.1
Row: 1, Col: 6, Value: 11.8
Row: 1, Col: 7, Value: 17.2
Row: 1, Col: 8, Value: 1.3
Row: 1, Col: 9, Value: 1.5
Row: 1, Col: 10, Value: 6.9


ASSET ALLOCATION

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                        MONTHS AGO

Stocks                          94.7                     92.9

Bonds                           0.0                      0.2

Short-term investments          5.3                      6.9

TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

HSBC Holdings PLC  (United      7.7                      1.3
Kingdom, Banks)

Hutchison Whampoa Ltd.  (Hong   7.2                      10.1
Kong, Electrical Equipment)

Cheung Kong Holdings Ltd.       5.4                      5.3
(Hong Kong, Real Estate)

Sun Hung Kai Properties Ltd.    4.1                      2.3
(Hong Kong, Real Estate)

Samsung Electronics Co. Ltd.    3.5                      0.5
(Korea (South), Electronics)

Hong Kong Telecommunications    3.3                      7.7
Ltd. (Hong Kong, Telephone
Services)

Korea Electric Power Corp.      3.1                      0.0
(Korea (South), Electric
Utility)

Taiwan Semiconductor            3.0                      2.0
Manufacturing Co. Ltd.
(Taiwan, Electronics)

China Telecom (Hong Kong)       3.0                      3.1
Ltd. (Hong Kong, Cellular)

Hang Seng Bank Ltd.  (Hong      2.7                      2.7
Kong, Banks)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

FINANCE                         28.5                     9.8

TECHNOLOGY                      16.8                     19.4

UTILITIES                       15.1                     20.1

CONSTRUCTION & REAL ESTATE      15.0                     13.6

INDUSTRIAL MACHINERY &          8.1                      11.8
EQUIPMENT

NONDURABLES                     2.5                      2.7

MEDIA & LEISURE                 2.5                      1.6

BASIC INDUSTRIES                2.2                      2.2

DURABLES                        1.5                      0.5

TRANSPORTATION                  1.2                      4.6


SOUTHEAST ASIA

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 94.0%

                                 SHARES                      VALUE (NOTE 1)

HONG KONG - 35.9%

Cheung Kong Holdings Ltd.         1,793,000                  $ 16,307,781

China Telecom (Hong Kong)         3,918,000                   8,962,426
Ltd. (a)

CLP Holdings Ltd.                 953,000                     5,114,600

Dah Sing Financial Holdings       950,000                     2,996,594
Ltd.

Dao Heng Bank Group Ltd.          950,000                     3,860,643

First Pacific Co. Ltd.            2,000,000                   1,548,127

Hang Seng Bank Ltd.               692,000                     8,191,013

Henderson Land Development        1,111,000                   6,722,214
Co. Ltd.

Hong Kong & China Gas Co.         1,298,396                   1,825,825
Ltd.

Hong Kong Telecommunications      3,710,000                   9,924,237
Ltd.

Hutchison Whampoa Ltd.            2,447,000                   21,940,384

Johnson Electric Holdings         874,000                     2,610,285
Ltd.

Shui On Construction &            362,000                     422,652
Materials Ltd.

Smartone Telecommunications       10,000                      34,639
Holdings Ltd.

Sun Hung Kai Properties Ltd.      1,424,310                   12,495,076

Wharf Holdings Ltd.               1,000,000                   2,451,202

Wing Hang Bank Ltd.               1,035,000                   3,164,566

                                                              108,572,264

INDONESIA - 1.5%

Gudang Garam PT Perusahaan (a)    700,000                     1,279,075

PT Indah Kiat Pulp & Paper        2,500,000                   1,052,384
Corp. (a)

PT Indosat                        300,000                     583,722

PT Semen Gresik TBK               381,326                     604,033

PT Telkomunikasi Indonesia        2,152,500                   966,510

                                                              4,485,724

KOREA (SOUTH) - 15.3%

Cheil Jedang Corp.                35,000                      1,855,280

Daelim Industrial Co.             80,000                      922,171

Hana Bank                         104,000                     1,356,332

Hanwha Chemical Corp. (a)         140,000                     1,147,329

Hite Brewery Co. Ltd.             46,000                      1,083,719

Honam Petrochemical Corp.         16,000                      296,172

Housing & Commercial Bank (a)     204,000                     4,806,060

Hyundai Engineering &             8                           75
Construction Co. Ltd. (a)

Kookmin Bank                      120,000                     1,635,676

Korea Chemical Co. Ltd.           8,500                       586,454

Korea Electric Power Corp.        328,000                     9,438,455

Korea Telecom                     80,100                      4,135,412

L.G. Chemical Ltd.                52,000                      896,929

Medison Co. Ltd.                  36,409                      407,438

Pohang Iron & Steel Co. Ltd.      23,300                      2,001,036

Samsung Corp. sponsored GDR       21                          58
Unit

Samsung Electronics Co. Ltd.      136,348                     10,485,664

Samsung Fire & Marine             4,222                       1,953,808
Insurance

Shinhan Bank                      167,000                     1,840,724

Shinsegae Department Store (a)    33,000                      1,138,410



                                 SHARES                      VALUE (NOTE 1)

SK Telecom Co. Ltd.               103                        $ 107,788

Youl Chon Chemical Co.            56,000                      253,025

                                                              46,348,015

MALAYSIA - 3.0%

Berjaya Sports Toto BHD           1,243,833                   2,127,609

Malayan Banking BHD               345,000                     916,974

Malaysian International           604,000                     953,684
Shipping BHD (For. Reg.)

Public Bank BHD (For. Reg.)       504,000                     469,516

Rothmans of Pall Mall             287,000                     2,076,974
Malaysia BHD

Telekom Malaysia BHD              390,000                     1,149,474

Tenaga Nasional BHD               340,000                     720,263

UMW Holdings BHD (a)              100,000                     143,421

Unisem (M) BHD                    195,000                     436,184

                                                              8,994,099

PHILIPPINES - 1.2%

Bank of the Phillipene Island     150,000                     473,373

Manila Electric Co. Class B       302,851                     1,154,856

Philippine Long Distance          48,000                      1,552,663
Telephone

SM Prime Holdings, Inc.           2,000,000                   452,334

                                                              3,633,226

SINGAPORE - 13.0%

Allgreen Properties Ltd.          37,000                      22,471

City Developments Ltd.            432,000                     2,878,302

Datacraft Asia Ltd.               796,000                     2,499,440

Development Bank of Singapore     380,000                     4,033,019
Ltd.  (For. Reg.)

Natsteel Electronics Ltd.         730,000                     2,453,420

Oversea-Chinese Banking Corp.     747,000                     7,003,125
 (For. Reg.)

Pacific Internet Ltd. (a)         100                         7,938

Rothmans Industries Ltd.          250,000                     1,311,910

Singapore Airlines Ltd. (For.     280,000                     2,575,472
Reg.)

Singapore Press Holdings Ltd.     319,076                     4,703,361

Singapore Technologies            726,175                     779,268
Engineering Ltd.

Singapore Telecommunications      1,200,000                   2,221,698
Ltd.

United Overseas Bank Ltd.         580,500                     4,483,815
(For. Reg.)

Venture Manufacturing             620,000                     3,399,764
Singapore Ltd.

Wing Tai Holdings Ltd.            846,000                     1,052,512

                                                              39,425,515

TAIWAN - 13.3%

Advanced Semiconductor            1,085,000                   2,704,205
Engineering, Inc. (a)

Asustek Computer, Inc. (a)        279,741                     2,925,732

Bank Sinopac                      3,134,000                   2,204,343

Cathay Life Insurance Co.         316,400                     1,132,073
Ltd.

China Trust Co. Ltd. (a)          2,213,000                   1,935,529

Compal Electronics, Inc. (a)      1,110,074                   3,836,036

Compeq Manufacturing Co. Ltd.     18,000                      85,321

Far Eastern Textile Ltd.          2,140,000                   2,872,966

Hon Hai Precision Industry        583,200                     3,174,606
Co.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TAIWAN - CONTINUED

Phoenixtec Power Co. Ltd.         1,482,000                  $ 2,651,284

Pou Chen Corp.                    223,000                     572,844

Siliconware Precision             1,275,160                   2,281,250
Industries Co. Ltd.

Taishin International Bank (a)    3,062,000                   2,340,979

Taiwan Semiconductor              2,698,925                   9,120,221
Manufacturing Co. Ltd.

Winbond Electronics Corp. (a)     2,350,000                   2,558,410

                                                              40,395,799

THAILAND - 3.1%

Bangkok Bank Ltd. PCL (For.       867,000                     2,593,989
Reg.) (a)

Ministry of Finance of the        2,166,600                   846,784
Kingdom of Thailand (Siam
Commercial Bank PLC)
warrants 5/31/02 (a)

Shinawatra Computer &             121,600                     439,202
Communications PCL (For.
Reg.) (a)

Shinawatra Satellite PCL          700,000                     589,623

Siam Cement PCL (For.Reg.) (a)    50,000                      1,477,089

Thai Farmers Bank PCL (For.       845,000                     2,345,957
Reg.) (a)

Thai Military Bank PCL            2,000,000                   1,118,598
(For.Reg.) (a)

                                                              9,411,242

UNITED KINGDOM - 7.7%

HSBC Holdings PLC                 617,392                     23,254,177

TOTAL COMMON STOCKS                                           284,520,061
(Cost $215,008,871)

CONVERTIBLE PREFERRED STOCKS
- 0.7%



THAILAND - 0.7%

Siam Commercial Bank PLC 5.25     2,166,600                   2,219,159
% (Cost $1,530,893)

CASH EQUIVALENTS - 5.3%



Taxable Central Cash Fund (b)     16,126,784                  16,126,784
(Cost $16,126,784)

TOTAL INVESTMENT IN                                           $ 302,866,004
SECURITIES - 100%
(Cost $232,666,548)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $135,097,539 and $122,315,292, respectively.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $232,928,022. Net unrealized appreciation aggregated $69,937,982, of which $72,920,145 related to appreciated investment securities and $2,982,163 related to depreciated investment securities.

At October 31, 1998, the fund had a capital loss carryforward of approximately $143,224,000 of which $32,651,000 and $110, 573,000 will expire on October 31, 2005 and 2006, respectively.

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

As a Percentage of Total Value of Investment in Securities

BASIC INDUSTRIES              2.2%

CASH EQUIVALENTS              5.3

CONSTRUCTION & REAL ESTATE    15.0

DURABLES                      1.5

FINANCE                       28.5

GOVERNMENT SECURITIES         0.3

HEALTH                        0.1

HOLDING COMPANIES             0.5

INDUSTRIAL MACHINERY &        8.1
EQUIPMENT

MEDIA & LEISURE               2.5

NONDURABLES                   2.5

RETAIL & WHOLESALE            0.4

TECHNOLOGY                    16.8

TRANSPORTATION                1.2

UTILITIES                      15.1

                              100.0%

SOUTHEAST ASIA

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                            APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 302,866,004
value  (cost $232,666,548) -
 See accompanying schedule

Foreign currency held at                     3,330,668
value  (cost $3,330,522)

Receivable for investments                   715,927
sold

Receivable for fund shares                   1,261,813
sold

Dividends receivable                         270,651

Interest receivable                          29,262

Redemption fees receivable                   3,059

 TOTAL ASSETS                                308,477,384

LIABILITIES

Payable for investments        $ 2,552,219
purchased

Payable for fund shares         702,113
redeemed

Accrued management fee          183,821

Other payables and accrued      725,919
expenses

 TOTAL LIABILITIES                           4,164,072

NET ASSETS                                  $ 304,313,312

Net Assets consist of:

Paid in capital                             $ 385,319,395

Undistributed net investment                 238,916
income

Accumulated undistributed net                (150,901,882)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  69,656,883
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 28,394,036                  $ 304,313,312
shares outstanding

NET ASSET VALUE and                          $10.72
redemption price per share
($304,313,312 (divided by)
28,394,036 shares)

Maximum offering price per                   $11.05
share (100/97.00 of $10.72)

STATEMENT OF OPERATIONS
                                               SIX MONTHS ENDED APRIL 30,
                                               1999 (UNAUDITED)

INVESTMENT INCOME                              $ 2,162,749
Dividends

Interest                                        143,018

                                                2,305,767

Less foreign taxes withheld                     (93,207)

 TOTAL INCOME                                   2,212,560

EXPENSES

Management fee

 Basic fee                       $ 860,320

 Performance adjustment           193,649

Transfer agent fees               446,800

Accounting fees and expenses      73,039

Non-interested trustees'          117
compensation

Custodian fees and expenses       138,184

Registration fees                 20,312

Audit                             35,940

Legal                             469

 Total expenses before            1,768,830
reductions

 Expense reductions               (9,476)       1,759,354

NET INVESTMENT INCOME                           453,206

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (5,905,213)

 Foreign currency transactions    93,682        (5,811,531)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            73,670,724

 Assets and liabilities in        (583,521)     73,087,203
foreign currencies

NET GAIN (LOSS)                                 67,275,672

NET INCREASE (DECREASE) IN                     $ 67,728,878
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 177,672
Charges Paid to FDC

 Sales charges - Retained by                   $ 177,549
FDC

Expense Reductions                             $ 9,272
 Directed brokerage
arrangements

 Custodian credits                              10

 Transfer agent credits                         194

                                               $ 9,476

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 453,206                   $ 2,515,337
income

 Net realized gain (loss)         (5,811,531)                 (112,465,494)

 Change in net unrealized         73,087,203                  71,238,265
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       67,728,878                  (38,711,892)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (562,063)                   (1,459,446)
from net investment income

Share transactions Net            71,505,417                  131,309,522
proceeds from sales of shares

 Reinvestment of distributions    540,135                     1,428,081

 Cost of shares redeemed          (58,441,313)                (148,622,010)

 NET INCREASE (DECREASE) IN       13,604,239                  (15,884,407)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   202,919                     548,119

  TOTAL INCREASE (DECREASE)       80,973,973                  (55,507,626)
IN NET ASSETS

NET ASSETS

 Beginning of period              223,339,339                 278,846,965

 End of period (including        $ 304,313,312               $ 223,339,339
undistributed net investment
income of $238,916 and
$347,773, respectively)

OTHER INFORMATION
Shares

 Sold                             7,699,641                   15,599,765

 Issued in reinvestment of        63,997                      142,524
distributions

 Redeemed                         (6,848,740)                 (17,461,859)

 Net increase (decrease)          914,898                     (1,719,570)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1998                     1997       1996       1995

Net asset value, beginning of    $ 8.13                           $ 9.55                   $ 14.69    $ 13.88    $ 14.61
period

Income from Investment
Operations

Net investment income             .02 D                            .09 D                    .04 D, F   .14 D      .15

Net realized and unrealized       2.58                             (1.48)                   (4.62)     .87        (.91)
gain (loss)

Total from investment             2.60                             (1.39)                   (4.58)     1.01       (.76)
operations

Less Distributions

 From net investment income       (.02)                            (.05)                    (.10)      (.23)      -

In excess of net investment       -                                -                        (.07)      -          -
income

From net realized gain            -                                -                        (.40)      -          -

Total distributions               (.02)                            (.05)                    (.57)      (.23)      -

Redemption fees added to paid     .01                              .02                      .01        .03        .03
in capital

Net asset value, end of period   $ 10.72                          $ 8.13                   $ 9.55     $ 14.69    $ 13.88

TOTAL RETURNB, C                  32.17%                           (14.44)%                 (32.48)%   7.59%      (5.00)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 304,313                        $ 223,339                $ 278,847  $ 755,346  $ 649,868
(000 omitted)

Ratio of expenses to average      1.53% A                          1.83%                    1.32%      1.13%      1.10%
net assets

Ratio of expenses to average      1.52%  A, E                      1.79% E                  1.32%      1.12% E    1.10%
net assets after  expense
reductions

Ratio of net investment           .39% A                           1.07%                    .22%       .95%       .90%
income to average net assets

Portfolio turnover rate           107% A                           95%                      141%       102%       94%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME  PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

F INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.02 PER
SHARE.





SELECTED PER-SHARE DATA          1994

Net asset value, beginning of    $ 13.24
period

Income from Investment
Operations

Net investment income             .04

Net realized and unrealized       1.23
gain (loss)

Total from investment             1.27
operations

Less Distributions

 From net investment income       (.04)

In excess of net investment       (.03)
income

From net realized gain            -

Total distributions               (.07)

Redemption fees added to paid     .17
in capital

Net asset value, end of period   $ 14.61

TOTAL RETURNB, C                  10.87%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 825,734
(000 omitted)

Ratio of expenses to average      1.47%
net assets

Ratio of expenses to average      1.47%
net assets after  expense
reductions

Ratio of net investment           .22%
income to average net assets

Portfolio turnover rate           157%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME  PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

F INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.02 PER
SHARE.



UNITED KINGDOM

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY UNITED KINGDOM        18.63%         4.29%        83.29%

FIDELITY UNITED KINGDOM        15.07%         1.16%        77.79%
(INCL. 3.00% SALES CHARGE)

FT-All-Shares                  17.92%         7.41%        101.26%

European Region Funds Average  8.95%          -0.20%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT-All-Shares Index - a market capitalization-weighted index of over 840 stocks traded in the U.K. market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 142 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY UNITED KINGDOM          4.29%        18.92%

FIDELITY UNITED KINGDOM          1.16%        17.89%
(INCL. 3.00% SALES CHARGE)

FT-All-Shares                    7.41%        22.15%

European Region Funds Average    -0.20%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND

             United Kingdom              FTSE Actuaries All Shares
             00344                       FT001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9573.90                    10045.63
  1995/12/31       9778.19                    10332.30
  1996/01/31       9729.49                    10310.34
  1996/02/29       9963.23                    10460.66
  1996/03/31      10099.58                    10580.27
  1996/04/30      10411.24                    10783.02
  1996/05/31      10722.89                    10999.14
  1996/06/30      10596.28                    10897.13
  1996/07/31      10430.72                    10838.63
  1996/08/31      10927.42                    11423.97
  1996/09/30      11005.33                    11641.61
  1996/10/31      11579.95                    12221.95
  1996/11/30      12183.78                    12823.08
  1996/12/31      12575.73                    13285.32
  1997/01/31      12205.27                    12911.20
  1997/02/28      12555.71                    13299.67
  1997/03/31      12565.72                    13420.62
  1997/04/30      12665.85                    13546.04
  1997/05/31      13016.28                    14119.45
  1997/06/30      13216.53                    14307.89
  1997/07/31      13526.92                    14788.25
  1997/08/31      13366.72                    14587.42
  1997/09/30      14408.03                    15706.71
  1997/10/31      14227.80                    15250.76
  1997/11/30      14347.95                    15309.01
  1997/12/31      14686.21                    15781.29
  1998/01/31      15115.63                    16509.20
  1998/02/28      16103.30                    17613.50
  1998/03/31      17037.29                    18678.26
  1998/04/30      17048.02                    18737.66
  1998/05/31      16919.20                    18390.36
  1998/06/30      16790.37                    18462.12
  1998/07/31      16146.24                    18059.16
  1998/08/31      13902.51                    16565.85
  1998/09/30      14428.55                    16189.75
  1998/10/31      14986.80                    17067.41
  1998/11/30      15684.61                    17671.51
  1998/12/31      16201.58                    18175.13
  1999/01/31      16109.46                    18101.10
  1999/02/28      16512.48                    18527.57
  1999/03/31      17088.23                    19246.07
  1999/04/30      17779.13                    20125.69
IMATRL PRASUN   SHR__CHT 19990430 19990514 094300 R00000000000045

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity United Kingdom Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1999, the value of the investment would have grown to $17,779 - a 77.79% increase on the initial investment. For comparison, look at how the FT-All-Shares Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,126 - a 101.26% increase.

(checkmark)
UNDERSTANDING PERFORMANCE

Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

UNITED KINGDOM

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Frederic Gautier)

An interview with Frederic Gautier, Portfolio Manager of Fidelity
United Kingdom Fund

Q. HOW DID THE FUND PERFORM, FREDERIC?

A. For the six months that ended April 30, 1999, the fund returned 18.63%, compared to the 17.92% return of the FT-All-Shares Index, and the European region funds average of 8.95%, as tracked by Lipper Inc. For the one-year period that ended April 30, 1999, the fund returned 4.29%, compared to the FT-All-Shares Index return of 7.41% and the Lipper European region funds average return of -0.20%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S SOUND PERFORMANCE RELATIVE TO ITS BENCHMARK?

A. The fund's performance over the six-month period was driven primarily by a slight overweighting in banks, which were very strong. Banks staged a dramatic turnaround, in the midst of falling interest rates, from their depressed condition during the global shakeup of the late summer and early fall of 1998. The energy sector also delivered healthy gains, sparked by a rebound in oil prices. The fund's overweighting in cyclical industries was helpful as these securities benefited from an upturn in the economy. The fund was underweighted in defensive issues - such as utilities and food manufacturers - which underperformed the index, so that helped performance as well. In a period where small- to mid-sized companies returned to favor, the fund secured gains by maintaining a slight overweighting in companies outside of the market leaders. In this new environment, astute security selection within each sector - most notably in retailing where we avoided substantial losses - was also a key to success.

Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT DURING THE
PERIOD?

A. During the first half of the period, bank and telecommunication stocks thrived. Conversely, in the second half, cyclicals took center stage. The main stories were the recovery in banking stocks and a historically strong pickup in economically sensitive, or cyclical, companies. Interest rates fell steadily over the past six months, reaching their lowest levels in quite some time by the close of the period, as The Bank of England imposed the last in a series of rate cuts over the past year in early April. These cuts restored consumer confidence and alleviated fear of a recession. Inflation fell to around 2.5%, very low according to historical standards.

Q. WHAT STOCKS HELPED PERFORMANCE?

A. Shell Transport helped, supported by a rise in oil prices and the perception that its restructuring program would begin to deliver benefits. BP Amoco - the fund's largest holding - was a strong performer, responding favorably to the rebound in oil and its merger with ARCO. Shares in HSBC Holdings, a global banking and financial services company, almost doubled in value in response to the recovery in Asia. Another financial holding, Amvescap - a global asset management firm - surged in the wake of strong stock market returns. Mobile telephone operator Vodafone and British Telecommunications were also very strong. Kingfisher - a general retailer - turned in sizable gains from its successful expansionary efforts into Europe.

Q. WHICH STOCKS PROVED TO BE DETRACTORS?

A. Pharmaceuticals, a defensive growth sector, were hurt as investors shifted away from defensive stocks into cyclical positions toward the latter half of the period. Consequently, top fund holdings Glaxo Wellcome and SmithKline Beecham disappointed. Glaxo's shares fell when a new influenza drug failed to be approved in the U.S. Other defensive plays in beverages and tobacco companies performed poorly as well.

Q. WHAT'S YOUR OUTLOOK?

A. Overall, I am reasonably optimistic. Assuming that the U.K. will go into the euro - the new European currency - eventually, and that the interest-rate differential narrows between the euro and the Sterling, there is hope that interest rates could go down further, which should ultimately boost equities. If interest rates continue to fall, the Sterling should follow suit. Manufacturers should benefit from this movement, as should cyclical companies. I expect banks to maintain their strong performance, as I anticipate economic fundamentals to remain strong, which would allow for further growth within this sector.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)
FUND FACTS

GOAL: long-term growth of capital by investing mainly in equity securities of British issuers

FUND NUMBER: 344

TRADING SYMBOL: FUTYF

START DATE: November 1, 1995

SIZE: as of April 30, 1999, more than $7 million

MANAGER: Frederic Gautier, since 1998;
manager, various Fidelity funds through
Fidelity International Limited, since 1995;
joined Fidelity in 1994

UNITED KINGDOM

INVESTMENT CHANGES

GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S INVESTMENTS)

AS OF APRIL 30, 1999

Ireland 5.1%
United States 2.2%
South Africa 0.2%
United Kingdom 92.5%
Row: 1, Col: 1, Value: 5.1
Row: 1, Col: 2, Value: 1.0
Row: 1, Col: 3, Value: 91.5
Row: 1, Col: 4, Value: 2.2

AS OF OCTOBER 31, 1998

United States 3.1%
Ireland 3.9%
United Kingdom 93.0%
Row: 1, Col: 1, Value: 3.9
Row: 1, Col: 2, Value: 93.0
Row: 1, Col: 3, Value: 3.1

ASSET ALLOCATION

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                        MONTHS AGO

Stocks                          97.8                     96.9

Short-term investments          2.2                      3.1

TOP TEN STOCKS AS OF APRIL
30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

BP Amoco PLC (Oil & Gas)        7.0                      4.5

HSBC Holdings PLC ( Reg.)       5.2                      3.8
(Banks)

British Telecommunications      5.0                      3.3
PLC (Telephone Services)

Vodafone Group PLC (Cellular)   4.9                      4.2

SmithKline Beecham PLC          4.2                      4.4
(Drugs & Pharmaceuticals)

Glaxo Wellcome PLC  (Drugs &    3.9                      5.4
Pharmaceuticals)

Lloyds TSB Group PLC (Banks)    3.9                      4.1

Shell Transport & Trading Co.   3.3                      2.9
PLC (Reg.) (Oil & Gas)

National Westminster Bank PLC   3.3                      2.8
(Banks)

Kingfisher PLC (General         2.4                      1.9
Merchandise Stores)

TOP TEN MARKET SECTORS AS OF
APRIL 30, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

FINANCE                         27.5                     24.7

UTILITIES                       14.2                     14.2

ENERGY                          10.3                     7.4

HEALTH                          10.0                     11.7

NONDURABLES                     8.8                      10.9

RETAIL & WHOLESALE              6.9                      8.0

CONSTRUCTION & REAL ESTATE      5.5                      4.1

SERVICES                        4.0                      1.9

MEDIA & LEISURE                 2.7                      5.9

INDUSTRIAL MACHINERY &          2.3                      2.1
EQUIPMENT


UNITED KINGDOM

INVESTMENTS APRIL 30, 1999 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 97.8%

                                 SHARES                 VALUE (NOTE 1)

BASIC INDUSTRIES - 1.6%

CHEMICALS & PLASTICS - 0.4%

Wardle Storeys PLC                4,600                 $ 31,495

PAPER & FOREST PRODUCTS - 1.2%

Smurfit (Jefferson) Group PLC     30,800                 82,367

TOTAL BASIC INDUSTRIES                                   113,862

CONSTRUCTION & REAL ESTATE -
5.5%

BUILDING MATERIALS - 2.6%

CRH PLC                           6,750                  132,666

Meyer International PLC           6,700                  48,841

                                                         181,507

CONSTRUCTION - 1.7%

Persimmon PLC                     16,890                 72,106

Wimpey George PLC                 17,300                 47,380

                                                         119,486

REAL ESTATE - 1.2%

British Land Co. PLC              4,500                  41,141

Minerva PLC                       13,350                 45,164

                                                         86,305

TOTAL CONSTRUCTION & REAL                                387,298
ESTATE

DURABLES - 0.9%

AUTOS, TIRES, & ACCESSORIES -
0.9%

BBA Group PLC                     7,900                  63,253

ENERGY - 10.3%

OIL & GAS - 10.3%

BP Amoco PLC                      26,143                 493,179

Shell Transport & Trading Co.     31,350                 237,413
PLC (Reg.)

                                                         730,592

FINANCE - 27.5%

BANKS - 16.7%

Bank of Ireland, Inc. (Great      6,800                  136,168
Britain)

HSBC Holdings PLC ( Reg.)         9,769                  367,951

Lloyds TSB Group PLC              17,191                 277,085

National Westminster Bank PLC     9,650                  232,726

Royal Bank of Scotland Group      6,900                  162,959
PLC

                                                         1,176,889

CREDIT & OTHER FINANCE - 2.0%

Alliance & Leicester PLC          7,500                  112,367

Cattles Holdings PLC              2,300                  28,308

                                                         140,675

INSURANCE - 6.5%

Allied Zurich PLC (a)             3,676                  48,798

Domestic & General Group PLC      5,250                  46,941

Hogg Robinson PLC                 12,700                 50,126

Independent Insurance PLC         9,200                  40,314



                                 SHARES                 VALUE (NOTE 1)

Norwich Union PLC                 8,850                 $ 63,089

Royal & Sun Alliance              10,900                 94,121
Insurance  Group PLC

Sun Life & Provincial Holding     7,700                  69,125
PLC

United Assurance Group PLC        6,450                  48,630

                                                         461,144

SECURITIES INDUSTRY - 2.3%

Amvescap PLC                      10,000                 106,326

Man (E D & F) Group PLC           11,650                 57,806

                                                         164,132

TOTAL FINANCE                                            1,942,840

HEALTH - 10.0%

DRUGS & PHARMACEUTICALS - 10.0%

AstraZeneca Group PLC             800                    31,400

Glaxo Wellcome PLC                9,552                  278,202

Nycomed Amersham PLC              5,400                  44,280

Seton Scholl Healthcare Group     4,613                  57,223
PLC

SmithKline Beecham PLC            22,639                 297,421

                                                         708,526

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.3%

ELECTRICAL EQUIPMENT - 1.7%

General Electric Co. PLC          11,000                 116,693

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.6%

FKI PLC                           15,950                 44,453

TOTAL INDUSTRIAL MACHINERY &                             161,146
EQUIPMENT

MEDIA & LEISURE - 2.7%

BROADCASTING - 0.7%

Capital Radio PLC                 3,500                  48,604

LODGING & GAMING - 0.9%

Ladbroke Group PLC                13,650                 66,575

PUBLISHING - 1.1%

Daily Mail & General Trust        1,450                  77,600
PLC Class A

TOTAL MEDIA & LEISURE                                    192,779

NONDURABLES - 8.8%

BEVERAGES - 5.2%

Cadbury Schweppes PLC             6,900                  92,206

Diageo PLC                        12,700                 146,798

Scottish & Newcastle PLC          10,400                 130,098

                                                         369,102

FOODS - 2.3%

Hazlewood Foods PLC               23,550                 47,424

Matthews (Bernard) PLC            11,150                 24,250

Tomkins PLC                       11,609                 49,420

United Biscuits Holdings PLC      12,950                 40,369

                                                         161,463

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

NONDURABLES - CONTINUED

TOBACCO - 1.3%

British American Tobacco PLC      11,026                $ 92,633

TOTAL NONDURABLES                                        623,198

PRECIOUS METALS - 0.2%

Anglo American Corp. of           300                    15,516
South Africa Ltd.

RETAIL & WHOLESALE - 6.9%

APPAREL STORES - 1.7%

JJB Sports PLC Class L            6,050                  35,575

New Look Group PLC                23,000                 82,258

                                                         117,833

GENERAL MERCHANDISE STORES -
2.4%

Kingfisher PLC                    11,500                 172,296

GROCERY STORES - 1.8%

Tesco PLC                         42,500                 126,494

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.0%

Dixons Group PLC                  3,250                  69,478

TOTAL RETAIL & WHOLESALE                                 486,101

SERVICES - 4.0%

ADVERTISING - 1.5%

Saatchi & Saatchi PLC             27,550                 106,963

SERVICES - 2.5%

Rentokil Initial PLC              10,850                 63,931

Reuters Group PLC                 7,300                  99,022

Taylor Nelson Sofres PLC          3,800                  9,611

                                                         172,564

TOTAL SERVICES                                           279,527

TECHNOLOGY - 1.6%

COMPUTER SERVICES & SOFTWARE
- 1.0%

Sage Group PLC                    2,100                  71,045

ELECTRONICS - 0.6%

Electrocomponents PLC             5,300                  45,253

TOTAL TECHNOLOGY                                         116,298

TRANSPORTATION - 1.3%

AIR TRANSPORTATION - 0.6%

BAA PLC                           3,750                  39,268

TRUCKING & FREIGHT - 0.7%

Stagecoach Holdings PLC           15,800                 53,389

TOTAL TRANSPORTATION                                     92,657

UTILITIES - 14.2%

CELLULAR - 4.9%

Vodafone Group PLC                19,485                 349,513



                                 SHARES                 VALUE (NOTE 1)

ELECTRIC UTILITY - 3.4%

British Energy PLC                5,600                 $ 47,634

National Grid Group PLC           11,183                 77,513

Scottish & Southern Energy PLC    12,000                 112,802

                                                         237,949

TELEPHONE SERVICES - 5.0%

British Telecommunications PLC    20,900                 350,598

WATER - 0.9%

Severn Trent PLC                  4,700                  61,899

TOTAL UTILITIES                                          999,959

TOTAL COMMON STOCKS                                      6,913,552
(Cost $5,711,929)

CASH EQUIVALENTS - 2.2%



Taxable Central Cash Fund (b)     154,452                154,452
(Cost $154,452)

TOTAL INVESTMENT IN                                      $ 7,068,004
SECURITIES - 100%
(Cost $5,866,381)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.79%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $2,811,786 and $3,751,700, respectively.

INCOME TAX INFORMATION

At April 30, 1999, the aggregate cost of investment securities for income tax purposes was $5,893,247. Net unrealized appreciation aggregated $1,174,757, of which $1,355,027 related to appreciated investment securities and $180,270 related to depreciated investment securities.

UNITED KINGDOM

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                           APRIL 30, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 7,068,004
value  (cost $5,866,381) -
See accompanying schedule

Foreign currency held at                   604
value  (cost $606)

Receivable for investments                 98,030
sold

Receivable for fund shares                 2,111
sold

Dividends receivable                       51,657

Interest receivable                        678

Receivable from investment                 5,322
adviser for expense
reductions

 TOTAL ASSETS                              7,226,406

LIABILITIES

Payable for investments        $ 160,129
purchased

Other payables and accrued      31,644
expenses

 TOTAL LIABILITIES                         191,773

NET ASSETS                                $ 7,034,633

Net Assets consist of:

Paid in capital                           $ 5,910,788

Undistributed net investment               21,728
income

Accumulated undistributed net              (99,266)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                1,201,383
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 455,494                   $ 7,034,633
shares outstanding

NET ASSET VALUE and                        $15.44
redemption price per share
($7,034,633 (divided by)
455,494 shares)

Maximum offering price per                 $15.92
share (100/97.00 of $15.44)

STATEMENT OF OPERATIONS
                                            SIX MONTHS ENDED APRIL 30,
                                            1999 (UNAUDITED)

INVESTMENT INCOME                            $ 98,555
Dividends

Interest                                      3,131

                                              101,686

Less foreign taxes withheld                   (10,020)

 TOTAL INCOME                                 91,666

EXPENSES

Management fee                   $ 24,800

Transfer agent fees               10,293

Accounting fees and expenses      30,014

Non-interested trustees'          15
compensation

Custodian fees and expenses       17,542

Registration fees                 7,706

Audit                             15,883

Legal                             17

Miscellaneous                     4

 Total expenses before            106,274
reductions

 Expense reductions               (39,876)    66,398

NET INVESTMENT INCOME                         25,268

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (9,857)

 Foreign currency transactions    (2,556)     (12,413)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,161,651

 Assets and liabilities in        (196)       1,161,455
foreign currencies

NET GAIN (LOSS)                               1,149,042

NET INCREASE (DECREASE) IN                   $ 1,174,310
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 4,478
charges paid to FDC

 Sales charges - Retained by                 $ 4,478
FDC

Expense Reductions                           $ 39,512
 FMR reimbursement

 Directed brokerage                           364
arrangements

                                             $ 39,876

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 25,268                    $ 94,463
income

 Net realized gain (loss)         (12,413)                    574,852

 Change in net unrealized         1,161,455                   (519,997)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,174,310                   149,318
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (69,464)                    (115,006)
From net investment income

 From net realized gain           (324,969)                   (484,235)

 In excess of net realized        (86,853)                    -
gain

 TOTAL DISTRIBUTIONS              (481,286)                   (599,241)

Share transactions Net            923,157                     6,741,898
proceeds from sales of shares

 Reinvestment of distributions    460,462                     598,563

 Cost of shares redeemed          (1,958,188)                 (5,731,991)

 NET INCREASE (DECREASE) IN       (574,569)                   1,608,470
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   744                         48,025

  TOTAL INCREASE (DECREASE)       119,199                     1,206,572
IN NET ASSETS

NET ASSETS

 Beginning of period              6,915,434                   5,708,862

 End of period (including        $ 7,034,633                 $ 6,915,434
undistributed net investment
income of $21,728 and
$99,432, respectively)

OTHER INFORMATION
Shares

 Sold                             63,065                      455,368

 Issued in reinvestment of        34,466                      43,658
distributions

 Redeemed                         (137,422)                   (405,257)

 Net increase (decrease)          (39,891)                    93,769


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED APRIL 30, 1999  YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA          (UNAUDITED)                      1998                     1997      1996 E

Net asset value, beginning of    $ 13.96                          $ 14.21                  $ 11.89   $ 10.00
period

Income from Investment
Operations

Net investment income             .05 D                            .19 D                    .31 D     .16

Net realized and unrealized       2.40                             .46                      2.31      1.75
gain (loss)

Total from investment             2.45                             .65                      2.62      1.91
operations

Less Distributions

 From net investment income       (.14)                            (.19)                    (.13)     (.04)

From net realized gain            (.65)                            (.80)                    (.20)     -

In excess of net realized gain    (.18)                            -                        -         -

Total distributions               (.97)                            (.99)                    (.33)     (.04)

Redemption fees added to paid     -                                .09                      .03       .02
in capital

Net asset value, end of period   $ 15.44                          $ 13.96                  $ 14.21   $ 11.89

TOTAL RETURN B, C                 18.63%                           5.33%                    22.87%    19.38%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,035                          $ 6,915                  $ 5,709   $ 2,656
(000 omitted)

Ratio of expenses to average      2.00% A, F                       2.02% F                  2.00% F   2.00% F
net assets

Ratio of expenses to average      1.99% A, G                       2.01% G                  1.99% G   1.97% G
net assets after expense
reductions

Ratio of net investment           .76% A                           1.26%                    2.36%     1.62%
income to average net assets

Portfolio turnover rate           85% A                            191%                     96%       50%

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.

F FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


NOTES TO FINANCIAL STATEMENTS

For the period ended April 30, 1999 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund and Fidelity United Kingdom Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards, and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income, accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in Canada, Emerging Markets, France, Germany, Hong Kong and China, Japan, Japan Small Companies, Latin America, Nordic, Southeast Asia and United Kingdom less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Europe, Europe Capital Appreciation, and Pacific Basin less than 90 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the funds had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other
Information" at the end of each applicable fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .45% for each fund. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

For the period, each fund's management fee was equivalent to the following annualized rates expressed as a percentage of average net assets after the performance adjustment, if applicable:

Canada                       .30%
Emerging Markets             .74%
Europe                       .64%
Europe Capital Appreciation  .70%
France                       .74%
Germany                      .74%
Hong Kong and China          .74%
Japan                        .94%
Japan Small Companies        .73%
Latin America                .74%
Nordic                       .74%
Pacific Basin               1.05%
Southeast Asia               .91%
United Kingdom               .74%

SUB-ADVISER FEE. FMR, on behalf of the funds, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited (FIJ) (Emerging Markets, Hong Kong and China, Japan, Japan Small Companies, Pacific Basin and Southeast Asia funds only.). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. FDC receives a sales charge of up to 3% for selling shares of each fund. Shares of Canada, Europe, and Pacific Basin purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. The amounts received and retained by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annualized rates as a percentage of the average net assets:

Canada                       .39%
Emerging Markets             .55%
Europe                       .24%
Europe Capital Appreciation  .25%
France                       .34%
Germany                      .36%
Hong Kong and China          .40%
Japan                        .29%
Japan Small Companies        .22%
Latin America                .42%
Nordic                       .31%
Pacific Basin                .39%
Southeast Asia               .39%
United Kingdom               .31%

ACCOUNTING FEES. FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments

5. SECURITY LENDING.

Certain funds loaned securities to brokers who paid the funds negotiated lenders' fees. These fees are included in interest income. Each applicable fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

6. BANK BORROWINGS.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

7. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse certain funds' operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 2.00% of average net assets of each of the applicable funds.

FMR has directed certain portfolio trades to brokers who paid a portion of certain funds' expenses.

In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized on uninvested cash balances were used to offset a portion of certain funds' expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's
Statement of Operations.

8. BENEFICIAL INTEREST.

At the end of the period, FMR and its affiliates were record owners of more than 5% of the outstanding shares of the following funds:

BENEFICIAL INTEREST

                         FMR
FUND                     % OWNERSHIP

France                   17

United Kingdom           26

9. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.

10. LITIGATION.

The Latin America Fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the Latin America Fund fund no longer holds Siderurgica Brasileiras SA debt securities.

11. CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of Europe Capital Appreciation Fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended October 31, 1999. For the fiscal years ended October 31, 1998 and October 31, 1997, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

MANAGING YOUR INVESTMENTS

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)
TOUCHTONE XPRESS
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.
2 For quotes.*
3 For account balances and holdings.
4 To review orders and mutual fund activity.
5 To change your PIN.
*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)
FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+X(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research (U.K.) Inc.,
 London, England

Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan

Fidelity Investments Japan Ltd.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
 (U.K.) Limited

OFFICERS

Edward C. Johnson 3d, PRESIDENT

Robert C. Pozen, SENIOR VICE PRESIDENT

Richard A. Spillane, Jr., VICE PRESIDENT

Allan Liu, VICE PRESIDENT, SOUTHEAST ASIA FUND

Kevin McCarey, VICE PRESIDENT, EUROPE CAPITAL APPRECIATION FUND

Patricia Satterthwaite, VICE PRESIDENT, LATIN AMERICA FUND

David Stewart, VICE PRESIDENT, EMERGING MARKETS FUND

Eric D. Roiter, SECRETARY

Richard A. Silver, TREASURER

Matthew N. Karstetter, DEPUTY TREASURER

John H. Costello, ASSISTANT TREASURER

Leonard M. Rush, ASSISTANT TREASURER

BOARD OF TRUSTEES

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

E. Bradley Jones *

Donald J. Kirk *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

CUSTODIANS

The Chase Manhattan Bank
New York, NY

EMERGING MARKETS FUND, EUROPE FUND, EUROPE CAPITAL APPRECIATION FUND, JAPAN FUND, PACIFIC BASIN FUND, SOUTHEAST ASIA FUND

Brown Brothers Harriman & Co.
Boston, MA

CANADA FUND, FRANCE FUND, GERMANY FUND, HONG KONG AND CHINA FUND,
JAPAN SMALL COMPANIES FUND, LATIN AMERICA FUND, NORDIC FUND, UNITED
KINGDOM FUND

FIDELITY'S INTERNATIONAL EQUITY FUNDS

Canada Fund

Diversified International Fund

Emerging Markets Fund

Europe Fund

Europe Capital Appreciation Fund

France Fund

Germany Fund

Global Balanced Fund

Hong Kong and China Fund

International Growth & Income Fund

International Value Fund

Japan Fund

Japan Small Companies Fund

Latin America Fund

Nordic Fund

Overseas Fund

Pacific Basin Fund

Southeast Asia Fund

United Kingdom Fund

Worldwide Fund

CORPORATE HEADQUARTERS

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

THE FIDELITY TELEPHONE CONNECTION

MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

TouchTone Xpress (registered trademark)(AUTOMATED GRAPHIC)
1-800-544-5555

(AUTOMATED GRAPHIC) AUTOMATED LINE FOR QUICKEST SERVICE

(Fidelity Logo Graphic)(registered trademark)
P.O. Box 193
Boston, MA 02101

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